   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 2004
                          REGISTRATION NO. 333-118765
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        PRE-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------
                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                              (ABN 88 064 133 946)
             (Exact Name of Registrant as Specified in its Charter)
                           --------------------------

AUSTRALIAN CAPITAL TERRITORY,            LEVEL 7              NOT APPLICABLE
  COMMONWEALTH OF AUSTRALIA          48 MARTIN PLACE        (I.R.S. Employer
(State or Other Jurisdiction of         SYDNEY, 2000         Identification No.)
Incorporation Or Organization)          AUSTRALIA
                                  TELEPHONE: 612-9378-5293
                                   (Address of Principal
                                     Executive Offices)
                                --------------------------
                                      LAURIE C. TUZO
                                  HEAD OF NORTH AMERICA,
                               GLOBAL INSTITUTIONAL BANKING
                              COMMONWEALTH BANK OF AUSTRALIA
                                   599 LEXINGTON AVENUE
                                    NEW YORK, NY 10022
                                  TELEPHONE: 212-848-9391
                          (Name and address of agent for service)
                        -------------------------------------------
                                        Copies to:

               ELLEN MARY ROSS                           DIANE CITRON, ESQ.
SECURITISATION ADVISORY SERVICES PTY. LIMITED       MAYER, BROWN, ROWE & MAW LLP
            LEVEL 7, MARTIN PLACE                          1675 BROADWAY
           SYDNEY 2000, AUSTRALIA                     NEW YORK, NEW YORK 10019

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective as determined by market conditions.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box. |X|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

========================================== ================== =================== ===================== ================
                                                               Proposed Maximum     Proposed Maximum       Amount of
         Title of each Class of              Amount to be       Offering Price     Aggregate Offering    Registration
       Securities to be Registered            Registered         Per Unit(1)           Price (1)             Fee*
------------------------------------------ ------------------ ------------------- --------------------- ----------------

MORTGAGE BACKED FLOATING RATE NOTES        $5,000,000,000.00         100%          $5,000,000,000.00      $588,500.00
========================================== ================== =================== ===================== ================

* Of which $126.70 has been previously paid.

     THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE
WITH THE PROVISIONS OF SECTION 8(A) OF THE SECURITIES ACT OF 1933.

(1) Estimated solely for the purpose of calculating the registration fee.

                                EXPLANATORY NOTE

     This Registration Statement includes (i) a base prospectus and (ii) an illustrative form of prospectus supplement for use in the offering of each series of notes. Appropriate modifications will be made to the form of prospectus supplement to disclose the specific terms of any particular series of notes, the specific classes of notes to be offered thereby, and the terms of the related offering. Each base prospectus used (in either preliminary or final form) will be accompanied by a prospectus supplement. Because an affiliate of the Registrant may make a market in the notes of one or more series for which it acts as an underwriter, immediately following the forms of the prospectus and prospectus supplement there follow (a) alternate pages of the prospectus and (b)
alternate pages of the form of prospectus supplement. All other pages of the prospectus and prospectus supplement are also to be used in a market-making prospectus and prospectus supplement.

     Securitisation Advisory Services Pty. Limited has filed this Registration
Statement on Form S-3 with the Securities and Exchange Commission staff's permission based in part on the staff's experience with prior, similar
Securitisation Advisory Services Pty. Limited filings and Securitisation
Advisory Services Pty. Limited's various undertaking and representations.

                  SECURITISATION ADVISORY SERVICES PTY LIMITED
                              (ABN 88 064 133 946)
                                     MANAGER

                              MORTGAGE BACKED NOTES
                      ISSUABLE IN SERIES BY SEPARATE TRUSTS

EACH SERIES OF NOTES:

o   will consist of one or more classes of mortgage backed floating or fixed rate notes representing interests in the assets of a trust;

o   may consist of notes denominated in US dollars, Australian dollars or any other currency specified in the accompanying prospectus supplement for a trust;

o   will receive principal and interest only from payments collected on the assets of the related trust;

o   will not be insured or guaranteed by any government agency or instrumentality and will not be the personal obligations of the entity acting as issuer trustee of the related trust or any of its affiliates; and

o   will not represent deposits or other liabilities of Commonwealth Bank of
    Australia, Securitisation Advisory Services Pty Limited or any other member of the Commonwealth Bank group.

EACH TRUST:

o   will own a pool of housing loans secured by first ranking mortgages on owner-occupied and non-owner occupied residential properties located in
    Australia;

o   may have rights under insurance policies relating to the housing loans, to amounts on deposit in the trust accounts and income earned on those deposits and to authorized investments of the trust; and

o   will include the issuer trustee's rights under the transaction documents for that trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS [       , 20 ].

                                                  PAGE

Important Notice About Information Presented
in this Prospectus and each Accompanying
Prospectus Supplement                                3

Capitalized Terms                                    5

The Issuer Trustee, Commonwealth Bank of
Australia and the Manager                            5

Description of the Trusts                            6

Description of the Assets of a Trust                 8

    Representations, Warranties and Eligibility
    Criteria........................................11
    Breach of Representations and Warranties........13

Commonwealth Bank Residential Loan Program          15

Homepath Residential Loan Program                   20

Other Commonwealth Bank Subsidiaries
Residential Loan Programs                           21

Description of the Offered Notes                    21
    General.........................................21
    Form of the Offered Notes.......................21
    Global Clearance, Settlement and Tax

    Redemption of the Notes for Taxation or
    Other Reasons...................................30
    Redemption of the Notes upon an Event of

    No Payments of Principal in Excess of

    Amendments to Offered Notes and Note Trust
    Deed ...........................................36

Description of the Transaction Documents            39
    Collections Account and Authorized
    Short-Term Investments..........................39
    Modifications of the Master Trust Deed and

    Limits on Rights of Noteholders and Redraw

Prepayment and Yield Considerations                 70
    General.........................................70
    Prepayments.....................................70
    Weighted Average Lives..........................70

The Servicer                                        71

Use of Proceeds                                     73

                              i

                                                  PAGE

Legal Aspects of the Housing Loans                         73

    Deductibility of Interest on Australian
    Housing Loans..........................................79
    Australian Consumer Credit Code........................79

United States Federal Income Tax Matters                   80

Australian Tax Matters                                     84

Enforcement of Foreign Judgments in Australia              90

Exchange Controls and Limitations                          91

ERISA Considerations                                       91

Incorporation of Certain Documents by Reference            93

Legal Investment Considerations                            93

Available Information                                      94

Ratings of the Notes                                       94

Plan of Distribution                                       94

Legal Matters                                              96

Glossary                                                   97

                              ii

        IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                   AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT

         For each series, the issuer trustee of that series will, unless otherwise specified in the prospectus supplement for that series, issue notes denominated in U.S. dollars, Australian dollars or any other currency specified in the prospectus supplement for that series. The prospectus supplement for a series will specify which class(es) of notes will be offered pursuant to this prospectus and the prospectus supplement for that series and provide details in relation to those notes. This prospectus and the prospectus supplement for a series will also provide details of all other classes of notes to be issued (if any) for that series.

         References in this prospectus to Offered notes are to the class(es) of notes specified in the prospectus supplement for a series as being offered by this prospectus and the prospectus supplement for that series.

         References in this prospectus to Non-offered notes, if any, are to all other classes of notes specified in the prospectus supplement for a series to be issued by the issuer trustee for that series which are not being offered by this prospectus and the prospectus supplement for that series.

         References in this prospectus to notes are to both Offered notes and, if any, Non-offered notes.

         A series of Offered notes will be described in two separate documents:
(1) this prospectus, which provides general information, some of which may not apply to that particular series of Offered notes; and (2) the prospectus supplement for that series, which describes the specific terms of that series of
Offered notes and may be different from the information in this prospectus.

         IF THE DESCRIPTION OF THE TERMS OF THE NOTES IN A SERIES VARIES BETWEEN
THIS PROSPECTUS AND THE PROSPECTUS SUPPLEMENT FOR THAT SERIES, YOU SHOULD RELY
ON THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         Neither this prospectus nor any prospectus supplement will contain all of the information included in the registration statement. The registration statement also includes copies of the various agreements referred to in this prospectus and each prospectus supplement. You may obtain copies of these documents for review. See "Available Information".

         Each prospectus supplement for a series will usually include the following information regarding the related series of notes:

         o   the currency, principal amount, interest rate, authorized
             denominations and maturity date of each class of notes;

         o   the method for calculating the amount of interest and principal to be paid to each class of notes, and the timing and order of priority of such interest and principal payments on the notes;

         o   information concerning the pool of housing loans and other assets of the trust;

         o   information regarding the risk factors relating to the Offered notes; and

         o   the particulars of the plan of distribution for the Offered notes.

         We include cross-references in this prospectus and in each prospectus supplement to captions where further related discussions appear. The preceding
Table of Contents and the Table of Contents included in each prospectus supplement provide the pages on which these captions are located. You can find definitions of capitalized terms used in this prospectus and each prospectus supplement under the caption "Glossary" in this prospectus and in the relevant prospectus supplement.

         In this prospectus the terms "we", "us" and "our" refer to
Securitisation Advisory Services Pty Limited.

                                CAPITALIZED TERMS

         The capitalized terms used in this prospectus, unless defined elsewhere in this prospectus, have the meanings set forth in the Glossary starting on page
[   ].

               THE ISSUER TRUSTEE, COMMONWEALTH BANK OF AUSTRALIA
                                 AND THE MANAGER

THE ISSUER TRUSTEE

         Perpetual Trustee Company Limited will act as the issuer trustee for each trust unless the prospectus supplement for a series identifies another entity that will serve as issuer trustee for that series.

         Perpetual Trustee Company Limited was incorporated on September 28,
1886 as Perpetual Trustee Company (Limited) under the Companies Statute of New
South Wales as a public company. Perpetual Trustee Company (Limited) changed its name to Perpetual Trustee Company Limited on December 14, 1971 and now operates as a limited liability public company under the Australian Corporations Act
2001. Perpetual Trustee Company Limited has its registered office at Level 7, 39
Hunter Street, Sydney.

         The prospectus supplement for a series may specify additional or different details regarding Perpetual Trustee Company Limited or any other entity identified in that prospectus supplement as the issuer trustee for that series.

         The issuer trustee with respect to each series will act as trustee of the related trust and, in such capacity, as issuer of the notes for such series under the terms set out in the transaction documents for that series.

COMMONWEALTH BANK OF AUSTRALIA

         Commonwealth Bank of Australia, COMMONWEALTH BANK, will be appointed as the initial servicer of the housing loans acquired by each trust unless the prospectus supplement for a series identifies another entity that will act as the initial servicer for that series. Unless specified otherwise in the prospectus supplement for a series, Commonwealth Bank will also act as seller of the assets acquired by each trust, in addition to any other entity identified in the prospectus supplement for a series as a seller in relation to that series.

         Commonwealth Bank was established in 1911 by an Act of Australia's
Commonwealth Parliament as a government owned enterprise to conduct commercial and savings banking business. For a period it also operated as Australia's central bank until this function was transferred to the Reserve Bank of
Australia in 1959. The process of privatization of Commonwealth Bank was commenced by Australia's Commonwealth Government in 1990 and was completed in
July 1996. Commonwealth Bank is now a public company listed on the Australian
Stock Exchange Limited.

         Commonwealth Bank is one of the four major banks in Australia. It is a provider of integrated financial services including retail, premium, business, corporate and institutional banking, funds management, superannuation, insurance, investment and sharebroking products and services.

         Commonwealth Bank currently files periodic reports with the Securities and Exchange Commission pursuant to the Exchange Act. The prospectus supplement for a series will specify details of Commonwealth Bank's recent filings of
Annual Reports and where copies may be obtained.

         The Australian banking activities of Commonwealth Bank come under the regulatory supervision of the Australian Prudential Regulation Authority. For a
further description of the business operations of Commonwealth Bank, see "The
Servicer".

         The prospectus supplement for a series may specify additional or different details regarding Commonwealth Bank.

THE MANAGER

         Securitisation Advisory Services Pty Limited will be appointed as manager for each trust on the terms set out in the master trust deed and the related series supplement.

         Securitisation Advisory Services Pty Limited is a wholly owned subsidiary of Commonwealth Bank. Its principal business activity is the management of securitization trusts established under Commonwealth Bank's
Medallion Program and the management of other securitization programs established by Commonwealth Bank or its clients.

         The prospectus supplement for a series may specify additional or different details regarding Securitisation Advisory Services Pty Limited.

                            DESCRIPTION OF THE TRUSTS

COMMONWEALTH BANK SECURITIZATION TRUST PROGRAM

         Commonwealth Bank established its Medallion Trust Program pursuant to a master trust deed dated October 8, 1997 for the purpose of enabling Perpetual
Trustee Company Limited, as trustee of each trust established pursuant to the
Medallion Trust Program, to invest in pools of assets originated by or purchased from time to time from Commonwealth Bank, its subsidiaries and/or other persons.
Trusts under the Medallion Trust Program may also be established under other master trust deeds, entered into in the future, if so specified in the relevant prospectus supplement for the trust and, if so specified, a reference in this prospectus to the master trust deed will be to the relevant master trust deed for that trust.

ESTABLISHING THE TRUSTS

         The master trust deed provides for the creation of an unlimited number of trusts and may be varied or amended by a series supplement in respect of a corresponding trust. The master trust deed establishes the general framework under which trusts may be established from time to time, with each such trust established under the master trust deed and the corresponding series supplement.
Each trust is separate and distinct from any other trust. The assets of each trust are not available to meet the liabilities of any other trust.

         The detailed terms of each trust established to acquire housing loans will be as set out in the master trust deed and the series supplement relating to that trust.

         Each series supplement, which supplements the general framework under the master trust deed with respect to a trust established to acquire housing loans, will do, amongst other things, the following:

         o   specify the details of the series of notes other than for the
             Offered notes which will be contained in the corresponding note trust deed and the note terms and conditions annexed to the Offered notes for that series;

         o   establish the cash flow allocation;

         o   set out the mechanism for the acquisition of the pool of housing loans by the related trust and contain various representations and warranties by Commonwealth Bank in relation to the housing loans;

         o   contains the appointment of the initial servicer of the housing loans and the various powers, discretions, rights, obligations and protections of the initial servicer in this role;

         o   provide for the beneficial ownership of the trust by one or more unitholders; and

         o   specify a number of ancillary matters associated with the operation of the related trust and the housing pool such as the arrangements regarding the operation of the collections account, the custody of the title documents in relation to the housing loans, the fees payable to the issuer trustee, the manager and the servicer, the perfection of the issuer trustee's title to the housing loans, the termination of the trust and the limitation on the issuer trustee's liability.

TRANSFER OF ASSETS BETWEEN TRUSTS

         The master trust deed provides for the transfer of some or all of the assets of one trust, the DISPOSING TRUST, to another trust, the ACQUIRING TRUST, subject to the requirements of the master trust deed and the series supplements for both the Disposing Trust and the Acquiring Trust.

         Under the master trust deed, if the issuer trustee as trustee of a
Disposing Trust has received:

         o   a Transfer Proposal in accordance with the master trust deed;

         o   the Transfer Amount in respect of that Transfer Proposal; and

         o   a direction from the manager to accept that Transfer Proposal,

then, subject to the requirements of the master trust deed and the series supplements for both the Disposing Trust and the Acquiring Trust, the issuer trustee will hold the Assigned Assets in respect of that Transfer Proposal as trustee of the Acquiring Trust in accordance with the terms of the series supplement in relation to the Acquiring Trust.

         To ensure that the Disposing Trust has the benefit of any receipts
(other than receipts in the nature of principal), and bears the cost of any outgoings, in respect of the Assigned Assets for the period up to (but excluding) the Assignment Date and the Acquiring Trust has the benefit of such receipts and bears such costs for the period after (and including) that
Assignment Date, the manager will direct the issuer trustee as trustee of the
Acquiring Trust to pay an Adjustment Advance to the Disposing Trust on the
Assignment Date.

OTHER TRUSTS

         In  addition to each trust, three other trusts will be established in relation to an issue of the notes as follows:

         o   NOTE TRUST. Unless otherwise specified in the prospectus supplement for a series, The Bank of New York will be appointed as note trustee for each series of Offered notes. The note trustee will act as trustee of the note trust under the note trust deed for the benefit of holders of the Offered notes for that particular series. For a description of the principal functions,
             responsibilities, powers, discretions and protections of the note trustee, see "Description of the Offered Notes--The Note Trustee".

         o   SECURITY TRUST. Unless otherwise specified in the prospectus supplement for a series, P.T. Limited will be appointed as security trustee under the terms of the security trust deed for that series.
             The security trustee will hold the charge over the assets of the corresponding trust granted by the issuer trustee under the security trust deed on trust for the benefit of the noteholders, any redraw bondholders and all other Secured Creditors of that series. If an event of default occurs under the security trust deed and the charge is enforced, the security trustee, or a receiver appointed by it, will be responsible for realizing the assets of the corresponding trust and the security trustee will be
             responsible for distributing the proceeds of realization to Secured
             Creditors in the order prescribed under the security trust deed.

         o   CBA TRUST. Unless otherwise specified in the prospectus supplement for a series, Perpetual Trustee Company Limited will be appointed under the series supplement for that series as trustee under the terms of a trust in favor of each seller for that series. Perpetual
             Trustee Company Limited, in its capacity as trustee of the CBA trusts will hold certain financial indebtedness and security not directly related to the housing loans. The CBA trust is described in more detail in "Description of the Assets of a Trust-- CBA
             Trust".

                      DESCRIPTION OF THE ASSETS OF A TRUST

ASSETS OF A TRUST

         The assets of a trust may include the following:

         o   the pool of housing loans assigned to the trust, including all:

             o   principal payments paid or payable on the housing loans at any time from and after the cut-off date;

             o   interest payments paid or payable on the housing loans before or after the cut-off date (other than the Accrued Interest
                 Adjustment which is to be paid on the first distribution date to each seller of the housing loans); and

             o   fees paid or payable on the housing loans at any time from and after the cut-off date;

         o   rights under any mortgage insurance policies covering the housing loans and any individual property insurance policies covering the mortgaged properties relating to the housing loans;

         o   rights under the mortgages in relation to the housing loans;

         o   rights under collateral securities appearing on a seller's records as securing the housing loans;

         o   amounts on deposit in the accounts established in connection with the creation of the trust and the issuance of the notes, including the collections account, and any instruments in which these amounts are invested; and

         o   the issuer trustee's rights under the transaction documents.

         The prospectus supplement for each series will include information describing the assets of the related trust.

         The Offered notes will be non-recourse obligations of the related trust. The assets of the trust specified in the prospectus supplement for that series will serve as collateral only for that series of Offered notes. Noteholders of a series of Offered notes may only proceed against the collateral securing that series of Offered notes in the case of a default on that series of Offered notes and may not proceed against any assets of
Commonwealth Bank or any of its affiliates, any other seller specified in the prospectus supplement for that series, or any of its affiliates, or the assets of any other trust.

THE HOUSING LOANS

         The housing loans will be secured by registered first ranking mortgages on properties located in Australia. To the extent described in any prospectus supplement, the housing loans may also be secured by registered first ranking mortgages on properties located in New Zealand. Each housing loan will be from a seller's general residential mortgage product pool and will be originated by that seller in the ordinary course of its business. Unless specified otherwise in the corresponding prospectus supplement, each housing loan to be sold to a trust:

         o   by Commonwealth Bank will be one of the types of products described in "Commonwealth Bank Residential Loan Program--Commonwealth Bank's
             Product Types" and may have some or all of the features described in "Commonwealth Bank Residential Loan Program--Special Features of
             the Housing Loans";

         o   by Homepath Pty Limited will be one of the types of products described in "Homepath Residential Loan Program--Homepath's Product
             Types" and may have some or all of the features described in
             "Homepath Residential Loan Program--Special Features of the Housing
             Loans"; and

         o   by any other subsidiary of Commonwealth Bank identified in the prospectus supplement for a series as a seller in relation to that series will be described in the prospectus supplement for that series. The prospectus supplement for a series may specify additional or different product types or features in respect of housing loans to be sold by a seller specified in the prospectus supplement for that series.

         The housing loans will be either fixed rate or variable rate loans. The mortgaged properties will consist of one-to-four family owner-occupied properties and one-to-four family non-owner occupied properties, but will not include mobile homes which are not permanently affixed to the ground, commercial properties or unimproved land.

         The prospectus supplement for each series may provide additional information with respect to the housing loans that are assets of the related trust as of the cut-off date specified in the prospectus supplement which may include, among other things, to the extent relevant:

         o   the aggregate outstanding principal balance of the housing loans included in the assets of the related trust;

         o   the range and average outstanding principal balance of the housing loans;

         o   the range and weighted average loan rate on the housing loans, if any;

         o   the percentage by outstanding principal balance as of the cut-off date of housing loans that accrue interest at variable or fixed interest rates;

         o   the weighted average remaining term-to-stated maturity of the housing loans;

         o   the year of origination of the housing loans;

         o   the range and weighted average of loan-to-value ratios for the housing loans;

         o   the geographic distribution of any mortgaged properties securing the housing loans; and

         o   distribution by number and aggregate outstanding principal balance of the types of properties securing the housing loans.

         If information of the nature described above respecting the housing loans is not known or available at the time the related series of Offered notes is initially offered, approximate or more general information of the nature described above will be provided in the prospectus supplement for that series and additional information will be set forth in a Current Report on Form 8-K filed with the Securities and Exchange Commission within 15 days after the initial issuance of the Offered notes.

THE SELLERS

         Unless otherwise specified in the prospectus supplement for a series, the housing loans included in the assets of a trust will be sold to the trust by
Commonwealth Bank, Homepath Pty Limited, and/or other subsidiaries of
Commonwealth Bank identified in the prospectus supplement for a series as a seller in relation to that Series.

COMMONWEALTH BANK

         See "The Issuer Trustee, Commonwealth Bank of Australia and the Manager
-- Commonwealth Bank of Australia" for a description of Commonwealth Bank.

HOMEPATH PTY LIMITED

         Homepath Pty Limited, HOMEPATH, was established on March 16, 1998 as a provider of home loans and property related information services via the internet. Homepath is a wholly owned, but not guaranteed, subsidiary of
Commonwealth Bank. Its registered office is at Level 7, 48 Martin Place, Sydney
New South Wales, Australia.

         Homepath is consolidated with the Commonwealth Bank group in the Annual
Report of the Commonwealth Bank group filed with the Securities and Exchange
Commission on Form 20-F.

         The prospectus supplement for a series may specify additional or different details regarding Homepath.

OTHER COMMONWEALTH BANK SUBSIDIARIES

         Details of any other subsidiary of Commonwealth Bank which is a seller in respect of a trust will be specified in the corresponding prospectus supplement.

TRANSFER AND ASSIGNMENT OF THE HOUSING LOANS

         The housing loans assigned to a trust on the closing date for that trust will be specified in a sale notice from each seller to the issuer trustee.

         Each seller will equitably assign housing loans, the mortgages and any collateral securities from time to time appearing in its records as securing those housing loans, any mortgage insurance policies in relation to the housing loans and its interest in any insurance policies on the mortgaged properties relating to those housing loans to the issuer trustee pursuant to its sale notice. After this assignment, the issuer trustee will be entitled to the collections, subject to certain exceptions, on the housing loans the subject of the sale notice.

                                       10

         If the issuer trustee is actually aware of the occurrence of a
Perfection of Title Event which is subsisting then, unless each rating agency confirms that a failure to perfect the issuer trustee's title to the relevant housing loans will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the notes and any redraw bonds, the issuer trustee must declare that a Perfection of Title Event has occurred and the issuer trustee and the manager must as soon as practicable take steps to perfect the issuer trustee's legal title to those housing loans. These steps will include the lodgment of transfers of the mortgages securing the housing loans with the appropriate land titles office in each applicable Australian State and
Territory. The issuer trustee will hold at the closing date for a trust irrevocable powers of attorney from each seller to enable it to execute such mortgage transfers.

CBA TRUST

         A seller may in some instances equitably assign to the issuer trustee a housing loan secured by an "all moneys" mortgage, which may also secure other financial indebtedness. A seller will also assign these other loans to the issuer trustee which will hold these by way of a separate trust for the seller, established under the series supplement relating to the trust and known as the
CBA trust. The other loans will not be assets of the relevant trust. The issuer trustee will hold the proceeds of enforcement of the related mortgage, to the extent they exceed the amount required to repay the housing loan, as trustee for the CBA trust, in relation to that other loan. The mortgage will secure the housing loan equitably assigned to the trust in priority to that other loan.

         Because a seller's standard security documentation may secure all moneys owing by the provider of the security to that seller, it is possible that a security held by that seller in relation to other facilities provided by it could also secure a housing loan, even though in that seller's records the particular security was not taken for this purpose. A seller will only assign to the issuer trustee in its capacity as trustee of the trust those securities that appear in its records as intended to secure the housing loans. Other securities which by their terms technically secure a housing loan, but which were not taken for that purpose, will not be assigned for the benefit of the noteholders or any redraw bondholders of the series.

REPRESENTATIONS, WARRANTIES AND ELIGIBILITY CRITERIA

         Unless otherwise specified in the prospectus supplement for a series,
Commonwealth Bank will represent and warrant to the issuer trustee in respect of each seller specified in the prospectus supplement for a series and each housing loan being equitably assigned to the issuer trustee that, amongst other things, as at the cut-off date specified in that prospectus supplement:

         o   at the time the seller of the housing loan entered into the related mortgage, the mortgage complied in all material respects with applicable laws;

         o   at the time the seller of the housing loan entered into the housing loan, it did so in good faith;

         o   at the time the seller of the housing loan entered into the housing loan, the housing loan was originated in the ordinary course of that seller's business and since then that seller has dealt with the housing loan in accordance with its servicing procedures and servicing standards;

         o   at the time the seller of the housing loan entered into the housing loan, all necessary steps were taken to ensure that the related mortgage complied with the legal requirements applicable at that time to ensure that the mortgage was a first ranking mortgage, subject to any statutory charges, any prior charges of a body corporate, service company or equivalent, whether registered or not, and any other prior security interests which do not prevent the mortgage from being considered to be a first ranking mortgage in accordance with the servicing standards, secured over land, subject to stamping and registration in due course;

                                       11

         o   where there is a second or other mortgage in respect of the land the subject of the related mortgage and the seller of the housing loan is not the mortgagee of that second or other mortgage, the seller has ensured whether by a priority agreement or otherwise, that the mortgage ranks ahead in priority to the second or other mortgage on enforcement for at least the principal amount plus accrued but unpaid interest of the housing loan and such other amount determined in accordance with the servicing standards;

         o   at the time the housing loan was approved, the seller of that housing loan had received no notice of the insolvency or bankruptcy of the relevant borrower or any notice that the relevant borrower did not have the legal capacity to enter into the relevant mortgage;

         o   the seller of the housing loan is the sole legal and beneficial owner of that housing loan and the related securities assigned to the issuer trustee as trustee of the trust and, to its knowledge, subject to the above paragraph in relation to second or other mortgages in respect of which the seller of the housing loan is not the mortgagee, no prior ranking security interest exists in relation to its right, title and interest in the housing loan and related securities;

         o   each of the relevant mortgage documents, other than any insurance policies in respect of land, which is required to be stamped with stamp duty has been duly stamped; the terms of the loan agreement in relation to each housing loan require payments in respect of the housing loan to the relevant seller to be made free of set-off unless prohibited by law;

         o   other than in respect of priorities granted by statute, the seller of the housing loan has not received notice from any person that it claims to have a security interest ranking in priority to or equal with the security interest held by that seller and constituted by the relevant mortgage;

         o   each housing loan is, or will on the closing date specified in relation to the equitable assignment of that housing loan in the relevant prospectus supplement be, insured under a mortgage insurance policy;

         o   except in relation to fixed rate housing loans or those which can be converted to a fixed rate or a fixed margin relative to a benchmark and applicable laws, binding codes and competent authorities binding on the relevant seller or as may be otherwise provided in the corresponding mortgage documents, there is no limitation affecting, or consent required from a borrower to effect, a change in the interest rate under the housing loan; and

         o   as of the cut-off date specified in the relevant prospectus supplement the housing loan satisfies the following eligibility criteria:

             o   it is from the seller's general housing loan pool;

             o   it is secured by a mortgage over land which has erected on or within it a residential dwelling or unit and the terms of that mortgage require that dwelling or unit to be insured under a general home owner's insurance policy;

             o   it has a loan-to-value ratio based on the outstanding balance of the housing loan and the most recent valuation of the
                 mortgaged property, at the commencement of business on the cut-off date, less than or equal to 95%;

             o   the amount outstanding, assuming all due payments have been made by the borrower, will not exceed the amount specified in the relevant prospectus supplement;

             o   the borrower is required to repay that loan within 30 years of the cut-off date;

             o   no payment from the borrower under the housing loan is in
                 arrears for more than 30 consecutive days;

                                       12

             o   it is or has been fully drawn; and

             o   the borrower under the housing loan is not an employee of the seller of that housing loan who is paying a concessional rate of interest under the housing loan as a result of that
                 employment, other than a concessional rate of interest which is offered to other groups of borrowers who are not also employees of the seller.

              The issuer trustee will not investigate or make any inquiries regarding the accuracy of the representations and warranties given by Commonwealth Bank and has no obligation to do so. The issuer trustee will be entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the day to day administration of the trust has actual notice to the contrary.

BREACH OF REPRESENTATIONS AND WARRANTIES

         If Commonwealth Bank, any other seller specified in the prospectus supplement for a series, the manager or the issuer trustee becomes actually aware that a representation or warranty from Commonwealth Bank relating to any housing loan or mortgage was incorrect when given, including that a housing loan not meeting the eligibility criteria has been included in the housing loan pool, it must notify the others within 5 Business Days, and provide to them sufficient details to identify the housing loan and the reasons for believing the representation or warranty is incorrect. None of Commonwealth Bank, any other seller specified in that prospectus supplement, the manager or the issuer trustee is under any ongoing obligation to determine whether any representation or warranty is incorrect when given.

         If any representation or warranty is incorrect when given and notice of this is given not later than 5 Business Days prior to 120 days after the closing date specified in the prospectus supplement, or such other date after 120 days as the Australian Prudential Regulation Authority may allow, and the seller of that housing loan does not remedy the breach to the satisfaction of the issuer trustee within 5 Business Days of the notice being given, the housing loan and its related securities will no longer form part of the assets of the corresponding trust. The issuer trustee will, however, retain all collections received in connection with that housing loan from the cut-off date specified in the prospectus supplement to the date of delivery of the notice. Commonwealth
Bank must pay or procure payment to the issuer trustee the principal amount of, and interest accrued but unpaid under, the housing loan as at the date of delivery of the relevant notice within 2 Business Days of that housing loan ceasing to form part of the corresponding trust.

         During the 120 days after the closing date specified in a prospectus supplement or such longer period as the Australian Prudential Regulation
Authority may allow, the issuer trustee's sole remedy for any of the representations or warranties being incorrect is the right to the above payment from Commonwealth Bank and neither Commonwealth Bank nor any other seller has any other liability for any loss or damage caused to the issuer trustee, any noteholder or any other person, for any of the representations or warranties being incorrect.

         If the breach of a representation or warranty in relation to a housing loan is discovered after the last day for giving notices in the period 120 days after the closing date specified in a prospectus supplement or such longer period as the Australian Prudential Regulation Authority may allow, Commonwealth
Bank will pay damages to the issuer trustee limited to the principal amount outstanding and any accrued but unpaid interest and any outstanding fees in respect of the housing loan. The amount of the damages must be agreed between the issuer trustee and Commonwealth Bank or, failing this, will be determined by
Commonwealth Bank's external auditors.

                                       13

         The prospectus supplement for a series may specify additional or different provisions regarding the transfer of housing loans, representations and warranties in relation to the transfer, breaches of such representations and warranties and different notice provisions, cure periods and remedies for such breaches.

                                       14

                   COMMONWEALTH BANK RESIDENTIAL LOAN PROGRAM

         Set out below is a summary of Commonwealth Bank's residential loan program. The prospectus supplement for a series may specify additional or different provisions regarding Commonwealth Bank's residential loan program.

ORIGINATION PROCESS

         The housing loans to be assigned to a trust by Commonwealth Bank will comprise a portfolio of variable and fixed rate loans originated by Commonwealth
Bank through loan applications from new and existing customers. Unless specified otherwise in the prospectus supplement for a series, housing loan applications in relation to each series will be sourced from Commonwealth Bank's branch networks, their mobile sales forces, their telephone sales operations, approved mortgage brokers, and through the internet from Commonwealth Bank's website at
"www.commbank.com.au".

APPROVAL AND UNDERWRITING PROCESS

         When a housing loan application is received it is processed in accordance with Commonwealth Bank's approval policies. These policies are monitored and are subject to continuous review by Commonwealth Bank which, like other lenders in the Australian residential housing loan market, does not divide its borrowers into groups of differing credit quality for the purposes of setting standard interest rates for their residential housing loans. In certain situations discounted interest rates are provided to retain existing borrowers or to attract certain high income individuals. All Commonwealth Bank's borrowers must satisfy the approval criteria as described in this section. The prospectus supplement relating to a series of notes will contain a description of any changes to the underwriting process relating to the housing loans to be included in the assets of the trust.

         The approval process includes verifying the borrower's application details, assessing their ability to repay the housing loan and determining the valuation of the mortgaged property.

VERIFICATION OF APPLICATION DETAILS

         The verification process involves borrowers providing proof of identity, evidence of income and evidence of savings. For an employed applicant, it includes confirming employment and income levels by way of recent payslips, tax assessments or letter from the employer. For a self-employed or business applicant it includes checking annual accounts and tax assessments. Where applicants are refinancing debts from another financial institution, a check of recent statements of the existing loan is made to determine the regularity of debt payments. The credit history of any existing borrowings from Commonwealth
Bank is also checked.

ASSESSING ABILITY TO REPAY

         Based upon the application, once verified, an assessment is made of the applicant's ability to repay the housing loan. This is primarily based on the applicant's debt servicing to income commitment ratio along with any risk factors identified in verifying the applicant's income, savings or credit history. The credit decision is made using one of the following processes.

         o   Credit scorecard. A credit scorecard system automatically and consistently applies Commonwealth Bank's credit assessment rules without relying on the credit experience of the inputting officer.
             The credit scorecard returns a decision to approve, reject or refer an application. An application is referred by the system if certain risk factors, such as loan size or a high commitment level, are present which require the application to be assessed by an

                                       15

             experienced loan officer. The credit score determined by this system is based on historical performance data of Commonwealth
             Bank's housing loan portfolio.

         o   Credit approval authorities. Housing loan applications which are not credit scored and those which are referred by the credit scorecard are assessed by a loan officer. Each loan officer is allocated a credit approval authority based on their level of experience and past performance. Loans which have certain risk characteristics, such as loan size or a high commitment level, are assessed by more experienced loan officers. Commonwealth Bank monitors the quality of lending decisions and conducts regular audits of approvals.

         In addition to the processes described above, housing loan applications sourced through Commonwealth Bank's approved mortgage brokers are also subject to a credit history search of the borrower which is provided by Baycorp
Advantage Ltd, formerly known as Credit Advantage Ltd.

         Borrowers in respect of housing loans may be natural persons, corporations or trusts. Housing loans to corporations and trusts may be secured, if deemed necessary, by guarantees from directors. Guarantees may also be obtained in other circumstances.

VALUATION OF MORTGAGED PROPERTY

         For applications which successfully pass the credit decision process, the maximum allowable loan-to-value ratio, being the ratio of the housing loan amount to the value of the mortgaged property, is calculated and an offer for finance is made conditional upon a satisfactory valuation of the mortgaged property and any other outstanding conditions being satisfied. The amount of the housing loan that will be approved for a successful applicant is based on an assessment of the applicant's ability to service the proposed housing loan and the loan-to-value ratio. For the purposes of calculating the loan-to-value ratio, the value of a mortgaged property in relation to housing loans to be assigned to the trust has been determined at origination by a qualified professional valuer or, subject to certain risk criteria, an externally provided database value or an acceptable source document such as a contract for the purchase of the mortgaged property or rates notice. The risk criteria include limits on the loan amount and the value and geographical location of the security property.

         The maximum loan-to-value ratio that is permitted for any loan is determined according to Commonwealth Bank credit policy and is dependent on the size of the proposed loan, the nature and location of the proposed mortgaged property and other relevant factors. Where more than one mortgaged property is offered as security for a housing loan, the sum of the valuations for each mortgaged property is assessed against the housing loan amount sought.

         Once Commonwealth Bank's formal loan offer has been accepted by the applicant, one of the relevant bank's loan processing centers prepares the loan security documentation and dispatches it to the borrower for execution. After execution, the documentation, together with signed acknowledgement that all non-documentary conditions of approval have been met, is returned by the business unit to the loan processing center authorizing settlement and funding of the housing loan to proceed. In certain circumstances, settlement and funding are completed at the business unit level.

         One of the conditions of settlement is that the borrower establish and maintain full replacement general home owner's insurance on the mortgaged property. Some of the housing loans have home owner's insurance provided by
Commonwealth Insurance Limited, a subsidiary of Commonwealth Bank. However, there is no ongoing monitoring of the level of home owner's insurance maintained by borrowers.

                                       16

         The prospectus supplement for a series may specify additional or different provisions regarding Commonwealth Bank's approval and underwriting process.

COMMONWEALTH BANK'S PRODUCT TYPES

         Set out below is a summary of Commonwealth Bank's housing loan product types. The prospectus supplement for a series may specify additional or different product types or changes to the product types of Commonwealth Bank housing loans in relation to that series.

PRODUCT TYPES

         Commonwealth Bank offers a wide variety of housing loan product types with various features and options that are further described in this section.
Market competition and economics may require that Commonwealth Bank offer new product types or add features to a housing loan which are not described in this section. However, unless otherwise specified in the relevant prospectus supplement, before doing so, Commonwealth Bank must satisfy the manager that the additional features would not affect any mortgage insurance policy covering the housing loans and would not cause a downgrade or withdrawal of the rating of any series of notes if those housing loans remain in the trusts.

STANDARD VARIABLE RATE LOAN AND FIXED RATE LOAN

         These types of loan are Commonwealth Bank's traditional standard mortgage products which consists of standard variable rate and fixed rate options. The standard variable rate product is not linked to any other variable rates in the market. However, it may fluctuate with market conditions. Borrowers may switch to a fixed interest rate at any time upon payment of a switching fee as described below in "Switching Interest Rates". Some of the housing loans will be subject to fixed rates for differing periods.

         In addition, some of these loans have an interest rate which is discounted by a fixed percentage to the standard variable rate or fixed rate.
These discounts are offered to members of certain professional groups, other high income individuals and borrowers who meet certain loan size requirements.

ECONOMISER HOME LOAN AND RATE SAVER HOME LOAN

         These types of loans have a variable interest rate which is not linked to the standard variable rate product and which may fluctuate independently of this and other standard variable rates in the market. These types of loans were introduced by Commonwealth Bank to allow borrowers who did not require a full range of product features to reduce their interest rate. The interest rate for the Economiser Home Loan and Rate Saver Home Loan historically has been less than that for the standard variable rate product. Of the features described below, at present only those headed "Redraws and Further Advances", "Interest
Only Periods", "Payment Holiday" and "Early Repayment" are available.

         However, any borrowers availing themselves of the "Interest Only
Periods" product feature will currently cease to be eligible for the product feature "Redraws and Further Advances". To take advantage of other features borrowers must, with the agreement of Commonwealth Bank and upon payment of a fee, switch their housing loan to a Standard Variable Rate Loan or Fixed Rate
Loan product. However, these or other features may in the future be offered to borrowers.

SPECIAL FEATURES OF THE HOUSING LOANS

         Each housing loan in relation to a series may have some or all of the features described in this section or other features or options specified in the prospectus supplement for that series. In addition, during

                                       17

the term of any housing loan, Commonwealth Bank may agree to change any of the terms of that housing loan from time to time at the request of the borrower.

SWITCHING INTEREST RATES

         Borrowers may elect for a fixed rate, as determined by Commonwealth
Bank, to apply to their housing loan for a period of up to 15 years. These housing loans convert to the standard variable interest rate at the end of the agreed fixed rate period unless the borrower elects to fix the interest rate for a further period.

         Any variable rate housing loan of a trust converting to a fixed rate product will be hedged in the manner described in the relevant prospectus supplement.

SUBSTITUTION OF SECURITY

         Under the series supplement for a series, the servicer for that series is empowered in relation to each housing loan to, amongst other things, substitute any corresponding mortgage, or collateral security appearing in the records of Commonwealth Bank or Homepath as intending to secure the housing loan, as long as this is done in accordance with the relevant mortgage insurance policy and the servicing guidelines. Under these guidelines, a borrower may apply to the servicer to achieve the following:

         o   substitute a different mortgaged property in place of the existing mortgaged property securing a housing loan; or

         o   release a mortgaged property from a mortgage.

         If the servicer's credit criteria are satisfied and another property is substituted for the existing security for the housing loan, the mortgage which secures the existing housing loan may be discharged without the borrower being required to repay the housing loan. The servicer must obtain the consent of any relevant mortgage insurer to the substitution of security or a release of a mortgage where this is required by the terms of a mortgage insurance policy.

REDRAWS AND FURTHER ADVANCES

         Each of the variable rate housing loans allows the borrower to redraw principal repayments made in excess of scheduled principal repayments during the period in which the relevant housing loan is charged a variable rate of interest. Borrowers may request a redraw at any time subject to meeting certain credit criteria at that time. The borrower may be required to pay a fee to
Commonwealth Bank in connection with a redraw. Currently, Commonwealth Bank does not permit redraws on fixed rate housing loans. A redraw will not result in the related housing loan being removed from the trust.

         In addition, Commonwealth Bank may agree to make a further advance to a borrower under the terms of a housing loan subject to a credit assessment.

         Unless otherwise specified in the relevant prospectus supplement, where a further advance does not result in the previous scheduled principal balance of the housing loan being exceeded by more than one scheduled monthly installment, the further advance will not result in the housing loan being removed from the trust.

         Unless otherwise specified in the relevant prospectus supplement, where a further advance does result in the previous scheduled principal balance of the housing loan being exceeded by more than one scheduled monthly installment,
Commonwealth Bank must pay to the trust the principal balance of the housing loan and accrued and unpaid interest and fees on the housing loan. If this occurs the housing loan will be treated as being repaid and will cease to be an asset of the trust. However the prospectus supplement

                                       18

for a series may provide a method for such further advances to be made without the relevant housing loan being removed from the trust under which the funding for that part of a further advance which causes the previous scheduled principal balance of the housing loan to be exceeded by more than one scheduled monthly installment is subordinated, upon enforcement of the security trust deed, to amounts owing with respect to the Offered notes.

         A further advance to a borrower may also be made under the terms of another loan or as a new loan. These loans may share the same security as a housing loan assigned to the trust but will be subordinated upon the enforcement of that security to the housing loan.

         The prospectus supplement for a series may contain a description of different or additional provisions to apply with respect to redraws and further advances under housing loans of that series or with respect to housing loans of the series assigned by other sellers.

PAYMENT HOLIDAY

         A borrower is allowed a payment holiday where the borrower has prepaid principal, creating a difference between the outstanding principal balance of the loan and the scheduled amortized principal balance of the housing loan. The borrower is not required to make any payments, including payments of interest, until the outstanding principal balance of the housing loan plus unpaid interest equals the scheduled amortized principal balance. The failure by the borrower to make payments during a payment holiday will not cause the related housing loan to be considered delinquent.

EARLY REPAYMENT

         A borrower may incur break fees if an early repayment or partial prepayment of principal occurs on a fixed rate housing loan. However, at present fixed rate loans allow for early repayment by the borrower of up to A$10,000 in any 12 month period without any break fees being applicable.

COMBINATION OR "SPLIT" HOUSING LOANS

         A borrower may elect to split a housing loan into separate funding portions which may, among other things, be subject to different types of interest rates. Each part of the housing loan is effectively a separate loan contract, even though all the separate loans are secured by the same mortgage.

INTEREST OFFSET

         Commonwealth Bank offers borrowers an interest offset product known as a mortgage interest saver account under which the interest accrued on the borrower's deposit account is offset against interest on the borrower's housing loan. Commonwealth Bank does not actually pay interest to the borrower on the loan offset account, but simply reduces the amount of interest which is payable by the borrower under its housing loan. The borrower continues to make its scheduled mortgage payment with the result that the portion allocated to principal is increased by the amount of interest offset. Commonwealth Bank will pay to the trust the aggregate of all interest amounts offset in respect of the housing loans for which it is the seller. These amounts will constitute interest collections for the relevant period.

         If, following a Perfection of Title Event, the trust obtains legal title to a housing loan, the relevant seller will no longer be able to offer an interest offset arrangement for that housing loan.

INTEREST ONLY PERIODS

         A borrower may also request to make payments of interest only on his or her housing loan. If Commonwealth Bank agrees to such a request it does so conditional upon higher principal repayments or a

                                       19

bulk reduction of principal applying upon expiry of the interest only period so that the housing loan is repaid within its original term.

SPECIAL INTRODUCTORY RATES

         Commonwealth Bank may offer borrowers introductory rates for periods of up to three years during which period the rate is either variable or fixed. On the expiry of the introductory offer, these home loans automatically convert to the standard or base variable interest rate.

ADDITIONAL FEATURES

         Commonwealth Bank may from time to time offer additional features in relation to a housing loan which are not described in the preceding section or in the relevant prospectus supplement or may cease to offer features that have been previously offered and may add, remove or vary any fees or other conditions applicable to such features.

                        HOMEPATH RESIDENTIAL LOAN PROGRAM

         Set out below is a summary of Homepath's residential loan program. The prospectus supplement for a series may specify additional or different provisions regarding Homepath's residential loan program.

ORIGINATION PROCESS

         The housing loans to be assigned to a trust by Homepath will comprise a portfolio of variable and fixed rate loans originated by Homepath through loan applications from new and existing customers. Unless specified otherwise in a prospectus supplement for a series all Homepath applications are sourced through the internet from Homepath's website at "www.homepath.com.au".

APPROVAL AND UNDERWRITING PROCESS

         When a housing loan application is received it is processed by
Commonwealth Bank as servicer for Homepath in accordance with the same process described above in "Commonwealth Bank Residential Loan Program--Approval and
Underwriting Process".

HOMEPATH'S PRODUCT TYPES

         Homepath only offers a variable and a fixed interest rate home loan product, the HOMEPATH LOAN.

SPECIAL FEATURES OF THE HOUSING LOANS

         Each Homepath Loan in relation to a series may have some or all of the features described in this section or other features or options specified in the prospectus supplement for that series. In addition, during the term of any
Homepath Loan, Homepath may agree to change any of the terms of that loan from time to time at the request of the borrower. The prospectus supplement for a series may specify different product types or changes to the product types offered by Homepath in relation to that series.

         Homepath Loans have an interest rate which is not linked to the interest rate of Commonwealth Bank products and which may fluctuate independently of other interest rates in the market. The variable interest rate for the Homepath Loan historically has been less than that for the Commonwealth
Bank standard variable rate product.

         Of the features described above in "Commonwealth Bank Residential Loan
Program--Special Features of the Housing Loans" at present only those headed
"Switching of Interest Rates", "Substitution of

                                       20

Security", "Redraw and Further Advances", "Early Repayment", "Interest Only
Periods" and "Combination or "Split" Housing Loans" are available for Homepath
Loans.

ADDITIONAL FEATURES

         Homepath may from time to time offer additional features in relation to a Homepath Loan which are not described in this section or in the relevant prospectus supplement or may cease to offer features that have been previously offered and may add, remove or vary any fees or other conditions applicable to such features.

         OTHER COMMONWEALTH BANK SUBSIDIARIES RESIDENTIAL LOAN PROGRAMS

         The prospectus supplement for a series will set out details of the residential loan program for any other seller specified in that prospectus supplement.

                        DESCRIPTION OF THE OFFERED NOTES

         The following summary, together with the description of the Offered notes in the prospectus supplement, describes the material terms of the Offered notes for a series except as already described above or in the prospectus supplement for that series. The summary does not purport to be complete and is subject to the terms and conditions of the Offered notes and to the provisions of the transaction documents for that series and the prospectus supplement for that series.

         The prospectus supplement for a series may specify additional or different terms for the Offered notes for that series.

GENERAL
         The issuer trustee will issue each series of Offered notes on the closing date specified in the relevant prospectus supplement pursuant to a direction from the manager to the issuer trustee to issue the Offered notes and the terms of the master trust deed and the corresponding series supplement, note trust deed and underwriting agreement. Unless otherwise specified in the relevant prospectus supplement, the laws of New South Wales, Australia will govern the Offered notes.

FORM OF THE OFFERED NOTES

BOOK-ENTRY REGISTRATION

         Offered notes that are denominated in US Dollars, if any, US DOLLAR
OFFERED NOTES, will be issued only in permanent book-entry format in minimum denominations as specified in the relevant prospectus supplement. While the US
Dollar Offered notes are in book-entry format all references to actions by the corresponding holders of the US Dollar Offered notes will refer to actions taken by the Depository Trust Company, DTC, upon instructions from its participating organizations and all references in this prospectus to distributions, notices, reports and statements to holders of the US Dollar Offered notes will refer to distributions, notices, reports and statements to DTC or its nominee, as the registered noteholder, for distribution to owners of the US Dollar Offered notes in accordance with DTC's procedures.

         Holders of the US Dollar Offered notes may hold their interests in their US Dollar Offered notes in a series through DTC in the United States or, if specified in the applicable prospectus supplement, through Clearstream
Banking, societe anonyme, previously named Cedelbank, CLEARSTREAM, LUXEMBOURG, or the

                                       21

Euroclear System, EUROCLEAR, in Europe, which in turn hold through DTC, if they are participants in those systems, or indirectly through organizations that are participants in those systems.

         Cede & Co, as nominee for DTC, will hold the US Dollar Offered notes in its name on the books of DTC. If applicable, Clearstream, Luxembourg and
Euroclear will hold omnibus positions on behalf of their respective participants, through customers' securities accounts in Clearstream, Luxembourg and Euroclear's names on the books of their respective depositaries. The depositaries in turn will hold the positions in the customers' securities accounts in the depositaries' names on the books of DTC.

         Offered notes that are not US Dollar Offered notes, if any, NON-US
DOLLAR OFFERED NOTES, will be issued only in permanent book-entry format in minimum denominations as specified in the relevant prospectus supplement. Non-US
Dollar Offered notes will be issued to a common depositary for and on behalf of
Clearstream, Luxembourg and Euroclear. While the non-US Dollar Offered notes are in book-entry format, all references to actions by the corresponding holders of non-US Dollar Offered notes will refer to actions taken by the common depositary for Clearstream, Luxembourg and Euroclear and all references in this prospectus to distributions, notices, reports and statements to holders of non-US Dollar
Offered notes will refer to distributions, notices, reports and statements to the common depositary, as the registered noteholder, for distribution to
Clearstream, Luxembourg and Euroclear and to owners of the non-US Dollar Offered notes in accordance with the procedures of Clearstream, Luxembourg and
Euroclear, respectively. Non-US Dollar Offered notes will not be held through
DTC and will not be tradeable through DTC.

         DTC has advised the manager and the underwriters that it is:

         o   a limited-purpose trust company organized under the New York
             Banking Law;

         o   a "banking organization" within the meaning of the New York Banking
             Law;

         o   a member of the Federal Reserve System;

         o   a "clearing corporation" within the meaning of the New York Uniform
             Commercial Code; and

         o   a "clearing agency" registered under the provisions of Section 17A of the Exchange Act.

         DTC holds securities for its participants and facilitates the clearance and settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic book-entry changes in its participants' accounts. This eliminates the need for physical movement of securities. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to the DTC system is also available to others including securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the Securities and
Exchange Commission.

         Transfers between participants on the DTC system will occur in accordance with DTC rules. If applicable, transfers between participants on the
Clearstream, Luxembourg system and participants on the Euroclear system will occur in accordance with their rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream,
Luxembourg participants or Euroclear participants, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by that system's depositary. However, these cross-market transactions will require delivery of instructions to the relevant
European international clearing system by the counterparty in

                                       22

that system in accordance with its rules and procedures and within its established deadlines, European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream, Luxembourg participants and Euroclear participants may not deliver instructions directly to their system's depositary.

         Because of time-zone differences, credits of securities in Clearstream,
Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date. The credits for any transactions in these securities settled during this processing will be reported to the relevant Clearstream, Luxembourg participant or Euroclear participant on that business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg participant or a
Euroclear participant to a DTC participant will be received and available on the
DTC settlement date. However, it will not be available in the relevant
Clearstream, Luxembourg or Euroclear cash account until the business day following settlement in DTC.

         Purchases of US Dollar Offered notes held through the DTC system must be made by or through DTC participants, which will receive a credit for the US
Dollar Offered notes on DTC's records. The ownership interest of each actual holder of a US Dollar Offered note is in turn to be recorded on the DTC participants' and indirect participants' records. Holders of US Dollar Offered notes will not receive written confirmation from DTC of their purchase. However, holders of US Dollar Offered notes are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC participant or indirect participant through which the holder of the US Dollar Offered notes entered into the transaction. Transfers of ownership interests in the US Dollar Offered notes are to be accomplished by entries made on the books of DTC participants acting on behalf of the holders of
US Dollar Offered notes. Holders of US Dollar Offered notes will not receive US
Dollar Offered notes representing their ownership interest in offered US Dollar
Offered notes unless use of the book-entry system for the US Dollar Offered notes is discontinued.

         To facilitate subsequent transfers, all securities deposited by DTC participants with DTC are registered in the name of DTC's nominee, Cede & Co.
The deposit of securities with DTC and their registration in the name of Cede &
Co. effects no change in beneficial ownership. DTC has no knowledge of the actual holders of US Dollar Offered notes; DTC's records reflect only the identity of the DTC participants to whose accounts the notes are credited, which may or may not be the actual beneficial owners of the US Dollar Offered notes.
The DTC participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to DTC participants, by DTC participants to indirect participants, and by DTC participants and indirect participants to holders of US Dollar Offered notes will be governed by arrangements among them and by any statutory or regulatory requirements as may be in effect from time to time.

         Neither DTC nor Cede & Co. will consent or vote on behalf of the US
Dollar Offered notes. Under its usual procedures, DTC mails an omnibus proxy to the issuer trustee, the security trustee or the note trustee as soon as possible after the record date, which assigns Cede & Co.'s consenting or voting rights to those DTC participants to whose accounts the US Dollar Offered notes are credited on the record date, identified in a listing attached to the proxy.

                                       23

         Principal and interest payments on the US Dollar Offered notes will be made to DTC. DTC's practice is to credit its participants' accounts on the applicable distribution date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that distribution date. Standing instructions, customary practices and any statutory or regulatory requirements as may be in effect from time to time will govern payments by DTC participants to holders of US Dollar Offered notes. These payments will be the responsibility of the DTC participant and not of DTC, the issuer trustee, the note trustee or the principal paying agent.
Payment of principal and interest to DTC is the responsibility of the issuer trustee, disbursement of the payments to DTC participants is the responsibility of DTC, and disbursement of the payments to holders of US Dollar Offered notes is the responsibility of DTC participants and indirect participants.

         DTC may discontinue providing its services as securities depository for the US Dollar Offered notes at any time by giving reasonable notice to the principal paying agent. Under these circumstances, if a successor securities depository is not obtained, definitive Offered notes are required to be printed and delivered.

         According to DTC, the foregoing information about DTC has been provided for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

         Clearstream, Luxembourg is a company with limited liability incorporated under the laws of Luxembourg. Clearstream, Luxembourg holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg participants through electronic book-entry changes in accounts of Clearstream,
Luxembourg participants, thereby eliminating the need for physical movement of notes. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including the currency (or currencies, if the relevant prospectus supplement specifies that the Offered notes are denominated in more than one currency) in which the Offered notes are denominated.

         Clearstream, Luxembourg participants are financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Clearstream, Luxembourg is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a
Clearstream, Luxembourg participant, either directly or indirectly.

         The Euroclear System was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment. This eliminates the need for physical movement of notes. Transactions may be settled in any of 32 currencies, including the currency (or currencies, if the relevant prospectus supplement specifies that the Offered notes are denominated in more than one currency) in which the Offered notes are denominated.

         The Euroclear System is owned by Euroclear Clearance System Public
Limited Company (ECSplc) and operated through a license agreement by Euroclear
Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium, the EUROCLEAR OPERATOR. The Euroclear operator is regulated and examined by the
Belgian Banking and Finance Commission and the National Bank of Belgium.

         Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries.
Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

                                       24

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and
the related Operating Procedures of the Euroclear System. These terms and conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments for securities in the Euroclear System. All securities in the Euroclear
System are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear operator acts under these terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

         Clearstream, Luxembourg and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

         Distributions on the Offered notes held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions must be reported for tax purposes in accordance with United States tax laws and regulations. Clearstream, Luxembourg or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a holder of an Offered note on behalf of a Clearstream, Luxembourg participant or Euroclear participant only in accordance with its rules and procedures, and, with respect to US Dollar Offered notes, depending on its depositary's ability to effect these actions on its behalf through DTC.

         Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of interests in US Dollar
Offered notes among participants of DTC, Clearstream, Luxembourg or Euroclear, as applicable, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         In most circumstances, the Offered notes will be issued only as GLOBAL
NOTES which are registered and held by a depository. Note owners of the global notes may hold their global notes through any of DTC, Clearstream, Luxembourg or
Euroclear. Note owners of global notes which represent interests in non-US
Dollar Offered notes may hold their global notes through Clearstream, Luxembourg or Euroclear. The global notes which represent interests in US Dollar Offered notes will be tradeable as home market instruments in both the European and U.S.
domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding global notes through
Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way under their normal rules and operating procedures and under conventional eurobond practice, which is seven calendar day settlement.

         Secondary market trading between investors holding global notes through
DTC will be conducted according to the rules and procedures applicable to U.S.
corporate debt obligations.

         Secondary cross-market trading between Clearstream, Luxembourg or
Euroclear and DTC participants holding global notes will be effected on a delivery-against-payment basis through the respective depositaries of
Clearstream, Luxembourg and Euroclear, and the DTC participants.

                                       25

INITIAL SETTLEMENT

         All global notes representing interests in US Dollar Offered notes will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC.
Note owners' interests in the global notes will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC.
As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective depositaries which in turn will hold their positions in accounts as DTC participants.

         Holders of US Dollar Offered notes electing to hold their global notes through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. US Dollar Offered noteholders' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Holders of US Dollar Offered notes electing to hold their global notes through Clearstream, Luxembourg or Euroclear accounts and holders of all non-US
Dollar Offered notes bearing global notes through Clearstream, Luxembourg or
Euroclear will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no
"lock-up" or restricted period. Global notes will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

         Trading between Clearstream, Luxembourg and/or Euroclear Participants.
Secondary market trading between Clearstream, Luxembourg participants or
Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When global notes are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a
Euroclear participant, the purchaser will send instructions to Clearstream,
Luxembourg or Euroclear through a Clearstream, Luxembourg participant or
Euroclear participant at least one business day before settlement. Clearstream,
Luxembourg or Euroclear, as the case may be, will instruct the respective depositary to receive the global notes against payment. Payment will include interest accrued on the global notes from and including the last distribution date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global notes. After settlement has been completed, the global notes will be credited to the respective clearing system and by the clearing system, under its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The global notes credit will appear the next day accounting to European time and the cash debit will be back-valued to, and interest on the global notes will accrue from, the value date. The value date would be the day before the day that settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the
Clearstream, Luxembourg or Euroclear cash debit will be valued instead on the actual settlement date.

                                       26

         Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream,
Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the global notes are credited to their accounts one day later.

         As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream,
Luxembourg participants or Euroclear participants purchasing global notes would incur overdraft charges for one day, assuming they cleared the overdraft when the global notes were credited to their accounts. However, interest on the global notes would accrue from the value date. Therefore, in many cases the investment income on the global notes earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or
Euroclear participant's particular cost of funds.

         Since the settlement is taking place during New York business hours,
DTC participants can employ their usual procedures for sending global notes to the respective depositary for the benefit of Clearstream, Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

         Trading between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which global notes are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a
Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. In these cases, Clearstream, Luxembourg or
Euroclear will instruct the respective depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the global notes from and including the last distribution date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream,
Luxembourg participant's or Euroclear participant's account would be back-valued to the value date. The value date would be the day before the day that settlement occurred in New York. Should the Clearstream, Luxembourg participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the
Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued on the actual settlement date. Finally, day traders that use
Clearstream, Luxembourg or Euroclear and that purchase global notes from DTC participants for delivery to Clearstream, Luxembourg participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                                       27

         o   borrowing through Clearstream, Luxembourg or Euroclear for one day, until the purchase side of the day trade is reflected in their
             Clearstream, Luxembourg or Euroclear accounts, under the clearing system's customary procedures;

         o   borrowing the global notes in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global notes sufficient time to be reflected in their Clearstream,
             Luxembourg or Euroclear account in order to settle the sale side of the trade; or

         o   staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the
             Clearstream, Luxembourg participant or Euroclear participant.

DEFINITIVE OFFERED NOTES

         Offered notes issued in definitive form are referred to in this prospectus as DEFINITIVE OFFERED NOTES. Offered notes issued in book entry form are referred to in this prospectus as BOOK ENTRY OFFERED NOTES. Offered notes will be issued as definitive Offered notes, rather than in book entry form to
DTC Euroclear or Clearstream, Luxembourg or their nominee, only if specified in the prospectus supplement or if one of the following events occurs:'

         o   DTC, Euroclear or Clearstream, Luxembourg, as the case maybe, advises the note trustee in writing that it is no longer willing or able to discharge properly its responsibilities as depository for those Offered notes, and is not able to locate a qualified successor;

         o   the manager, at its option, advises the issuer trustee, the note trustee and DTC, Euroclear or Clearstream, Luxembourg, as the case may be in writing that those definitive Offered notes are to be issued in replacement of the book-entry Offered notes; or

         o   after an event of default under the security trust deed relating to the relevant series has occurred and is continuing and the beneficial owners of the Offered notes, holding a majority of the outstanding principal balance of the Offered notes, advises the issuer trustee through DTC, Euroclear or Clearstream, Luxembourg, as the case may be, that the continuation of a book-entry system is no longer in the best interest of the beneficial owners of the
             Offered notes.

         If any of these events occurs, the issuer trustee, at the direction of the manager, must within 30 days of such event instruct DTC, Euroclear or
Clearstream, Luxembourg, as the case may be, (or their respective replacements)
to notify all of the beneficial owners of the relevant Offered notes of the occurrence of the event and of the availability of definitive Offered notes.
DTC, Euroclear or Clearstream, Luxembourg, as the case may be, will then surrender the relevant book-entry Offered notes and provide the relevant registration instructions to the issuer trustee. The issuer trustee will then issue and execute and the note trustee will authenticate and deliver definitive
Offered notes of the same aggregate Invested Amount as those book-entry Offered notes. Offered notes will be serially numbered if issued in definitive form.

         No holder of an Offered note will be entitled to receive a definitive
Offered note representing its interest, except as described in the preceding paragraph.

         For each trust, definitive Offered notes will be transferable and exchangeable at the specified offices of:

         o   with respect to the US Dollar Offered notes, the note registrar designated for US Dollar Offered notes in the prospectus supplement for the relevant trust; and

         o   with respect to non-US Dollar Offered notes, the note registrar designated for non-US Dollar Offered notes in the prospectus supplement for the relevant trust.

                                       28

         The prospectus supplement for a series will specify the details of the note registrar designated for US Dollar Offered notes or for non-US Dollar
Offered notes.

         The prospectus supplement for a series may specify different or additional provisions regarding definitive Offered notes for that series.]

COLLECTIONS

         Collections in respect of interest, principal and fees on the housing loans will be received during each collection period. Collection periods may be monthly, quarterly, semi-annually or at another interval as specified in the prospectus supplement. The amount of or method for determining collections of interest, principal and fees on housing loans of a given series will be described in the prospectus supplement for that series.

DISTRIBUTIONS

GENERAL

         Distributions on the notes of each series will be made on each distribution date as specified in the prospectus supplement for that series.
Distribution dates may be monthly, quarterly, semi-annually or at another interval, as specified in the prospectus supplement for that series. The timing and priority of payment, interest rate and amount of or method of determining payments of interest and principal on each class of notes of a given series will be described in the prospectus supplement for that series. The rights of holders of any class of notes to receive payments of principal and interest may be senior, subordinate or equal to the rights of holders of any other class or classes of notes of such series, as described in the prospectus supplement for that series.

DISTRIBUTIONS OF INTEREST

         Each class of notes of a series will accrue interest from the date and at the interest rate described in the prospectus supplement for that series.
Each class of notes of a series may have a different interest rate, which in each case may be fixed, variable or adjustable, or any combination of the foregoing. The prospectus supplement for a series will specify the interest rate or, in the case of a variable rate, the method for determining the interest rate, for each class of notes of that series.

DISTRIBUTIONS OF PRINCIPAL

         Each class of notes of a series will have an Invested Amount which, at any time, will equal the then maximum amount that the noteholders of that class will be entitled to receive in respect of principal out of the housing loans and other assets of the related trust. The initial Invested Amount of each class of a series of notes will be specified in the prospectus supplement for that series. The Invested Amount of a class of notes will be reduced by distributions of principal on the notes from time to time. Each class of notes of a series will have a Stated Amount which, at any time, will generally equal the Invested
Amount of the class less any principal charge-offs incurred in respect of the housing loans in the related trust allocated to that class of notes as described in the prospectus supplement for that series. Unless specified otherwise in the prospectus supplement for a series, distributions of principal will be made, and losses on the housing loans will be allocated, on each payment date to the holders of the class or classes of notes of each series until the Stated Amount of the notes in that series have been reduced to zero. Distributions of principal with respect to one or more classes of notes may be made at a rate that is faster, and in some cases substantially faster, than the rate at which payments or other collections of principal are received on the housing loans in the related trust. Distributions of principal with respect to one or more classes of notes may not commence until

                                       29

the occurrence of certain events, including the retirement of one or more other classes of notes of the same series, or may be made at a rate that is slower, and in some cases substantially slower, than the rate at which payments or other collections of principal are received on the housing loans in the related trust.
Distributions of principal with respect to one or more classes of notes may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of notes may be contingent on the specified principal payment schedule of another class of the same series and the rate at which payments or other collections of principal on the housing loans in the related trust are received.

         In addition, the prospectus supplement will specify whether all or a portion of principal collected on the housing loans may be retained by the issuer trustee or the servicer and held in temporary investments for a specified period prior to being used to distribute payments of principal to noteholders, purchase additional assets for the trust or fund redraws or further advances.
Unless otherwise specified in the prospectus supplement for a series, distributions of principal of any class of notes in each series will be made on a pro rata basis among all of the notes of that class in that series.

WITHHOLDING OR TAX DEDUCTIONS

         Unless specified otherwise in the relevant prospectus supplement, all payments in respect of the notes of a series will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature unless the issuer trustee or any paying agent is required by applicable law to make such a withholding or deduction. In that event the issuer trustee or the paying agent, as the case may be, will account to the relevant authorities for the amount so required to be withheld or deducted. Unless otherwise specified in the relevant series supplement, neither the issuer trustee nor any paying agent nor the note trustee will be obligated to make any additional payments to holders of the Offered notes of a series with respect to that withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the issuer trustee will notify the note trustee, the principal paying agent and the relevant noteholders of that series.

REDEMPTION OF THE NOTES FOR TAXATION OR OTHER REASONS

         Unless specified otherwise in the relevant prospectus supplement, if the manager satisfies the issuer trustee and the note trustee of a series, immediately before giving the notice to the noteholders of that series as described in this section, that because of a change of law in Australia or any other jurisdiction to which the issuer trustee becomes subject either:

         o   on the next distribution date specified in the relevant prospectus supplement the issuer trustee would be required to deduct or withhold from any payment of principal or interest in respect of any class of notes or redraw bonds of that series any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction; or

         o   the total amount payable in respect of interest in relation to the housing loans in respect of that series for a collection period ceases to be receivable, whether or not actually received, by the issuer trustee during such collection period by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction,

and in each case such obligation cannot be avoided by the issuer trustee taking reasonable measures available to it, then the issuer trustee must, when so directed by the manager, at the manager's option, redeem all, but not some, of the notes and any redraw bonds of that series on any subsequent distribution

                                       30

date specified in the relevant prospectus supplement at their then Invested
Amounts, subject to the following, together with accrued but unpaid interest to but excluding the date of redemption. Unless specified otherwise in the prospectus supplement for a series, the issuer trustee may redeem the notes and any redraw bonds of each series at their Stated Amounts, instead of at their
Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an Extraordinary Resolution of noteholders and any redraw bondholders together for that series.

         However, the manager will not direct the issuer trustee to, and the issuer trustee will not, redeem the notes or any redraw bonds of that series unless it is in a position on the relevant distribution date to repay the then
Invested Amounts or Stated Amounts, as required, of the notes and any redraw bonds of that series together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the security trust deed to be paid in priority to or equally with the notes or any redraw bonds of that series if the charge under the security trust deed were enforced.

         Holders of Offered notes of that series must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

         Unless otherwise specified in the relevant prospectus supplement, if a tax, duty or other amount described above applies only to the notes of a series and the issuer trustee gives notice that it proposes to redeem the Offered notes and any redraw bonds of that series, the holders of 75% of the aggregate
Invested Amount of the notes of that series may elect, in accordance with the terms of the note trust deed for that series, that they do not require the issuer trustee to redeem the Offered notes. Upon being notified of such an election at least 21 days before the relevant distribution date upon which redemption was to occur the issuer trustee must not redeem those notes or any redraw bonds.

REDEMPTION OF THE NOTES UPON AN EVENT OF DEFAULT

         Unless specified otherwise in the relevant prospectus supplement, if an event of default occurs under the security trust deed for a series the security trustee must, upon becoming aware of the event of default and subject to certain conditions, in accordance with an Extraordinary Resolution of Voting Secured
Creditors for that series and the provisions of the security trust deed, enforce the security created by the security trust deed. That enforcement can include the sale of some or all of the housing loans. Any proceeds from the enforcement of the security will be applied in accordance with the order of priority of payments as set out in the security trust deed for that series.

OPTIONAL REDEMPTION OF THE NOTES

         Unless specified otherwise in the relevant prospectus supplement, the issuer trustee must, when directed by the manager, at the manager's option, redeem all of the notes and any redraw bonds of a series at their then Invested
Amounts, subject to the following, together with accrued but unpaid interest to, but excluding, the date of redemption, on any distribution date specified in the relevant prospectus supplement falling on or after the date of the occurrence of certain events specified in that prospectus supplement.

                                       31

FINAL MATURITY DATE

         Unless previously redeemed, the issuer trustee must redeem the notes and any redraw bonds of a series by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each note and any redraw bond on or by the distribution date falling on the maturity date specified in the prospectus supplement for that series. The failure of the issuer trustee to pay the Stated Amount, together with all accrued and unpaid interest, within 10 days, or such other period as is specified in the prospectus supplement for a series, of the due date for payment, other than amounts due to such subordinated classes of notes as may be specified in the prospectus supplement for that series, will be an event of default under the security trust deed for that series.

REDEMPTION UPON FINAL PAYMENT

         Upon final distribution being made in respect of any notes or any redraw bonds of a series following termination of the trust or enforcement of the charge under the security trust deed for that series, those notes or redraw bonds will be deemed to be redeemed and discharged in full and any obligation to pay any accrued but unpaid interest, the Stated Amount or the Invested Amount in relation to those notes or any redraw bonds will be extinguished in full.

NO PAYMENTS OF PRINCIPAL IN EXCESS OF STATED AMOUNT

         No amount of principal will be repaid in respect of a note or any redraw bond of any series in excess of its Stated Amount or, in the case of an optional redemption or redemption for taxation reasons, and where applicable, its Invested Amount.

         The prospectus supplement for a series may contain a description of different or additional provisions regarding the redemption of the notes or any redraw bonds.

TERMINATION OF A TRUST

TERMINATION OF TRUST

         Unless specified otherwise in the relevant prospectus supplement, following the issue of notes in respect of a trust, that trust may only terminate prior to the redemption of the notes if a Potential Termination Event occurs and:

         o   the issuer trustee for that series determines that the Potential
             Termination Event has or will have an Adverse Effect, upon which it must promptly notify the manager, the servicer, the security trustee and the note trustee;

         o   the servicer, the issuer trustee and the manager for that series consult and use their reasonable endeavors, in consultation with the security trustee, the note trustee and, if necessary, the unitholders to amend or vary the terms of the series supplement for that series, any other relevant transaction document and the notes and any redraw bonds for that series in such a way so as to cure the Potential Termination Event or its Adverse Effect; and

         o   such consultations do not result in the cure of the Potential
             Termination Event or its Adverse Effect, with the consent of the servicer, the issuer trustee, the manager, the security trustee and the note trustee, within 60 days of notice being given by the issuer trustee as described above.

         If this occurs then the issuer trustee, in consultation with the manager, must proceed to liquidate the assets of the trust in accordance with the corresponding series supplement.

                                       32

SALE OF HOUSING LOANS UPON TERMINATION

         Upon termination of a trust, the issuer trustee in consultation with the manager must sell and realize the assets of that trust within 180 days of the termination date of that trust. During this period the issuer trustee is not entitled to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights for less than the aggregate Fair
Market Value of the housing loans. The issuer trustee is only entitled to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights to a person other than Commonwealth Bank if
Commonwealth Bank, for itself and on behalf of any other seller specified in the prospectus supplement for that series, does not exercise its right of first refusal. The issuer trustee must not conclude a sale to a person other than
Commonwealth Bank unless, among other things, any housing loans of that trust and their related securities, mortgage insurance policies and other rights are assigned in equity only, except if the issuer trustee already has legal title, and the sale is expressly subject to the servicer's right to be retained as servicer and subject to the rights of the CBA trust and to the rights of
Commonwealth Bank and any other seller specified in the prospectus supplement for that series as beneficiaries of the CBA trust in respect of those housing loans and their related securities, mortgage insurance policies and other rights, as described in "Description of the Assets of a Trust--Transfer and
Assignment of the Housing Loans".

         If the issuer trustee is unable to sell the housing loans of that trust and their related securities and mortgage insurance policies for Fair Market
Value and on those terms during the 180 day period, it may then sell them free of the restrictions and may perfect its legal title if necessary to obtain Fair
Market Value for the housing loans. However upon such a sale the issuer trustee must use reasonable endeavors to include as a condition of the sale that a purchaser will agree to Commonwealth Bank or any other seller specified in the prospectus supplement for that series (as appropriate) taking second mortgages in order to retain second ranking security for the other loans secured by the mortgage and to entering into a priority agreement to give Commonwealth Bank or any other seller specified in the prospectus supplement for that series (as appropriate) second priority for its second mortgage and to use reasonable endeavors to obtain the consent of the relevant borrowers and security providers to the seller's second mortgage.

SELLER'S FIRST RIGHT OF REFUSAL

         On the termination date of a trust, the issuer trustee is deemed to offer to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights in relation to that trust to
Commonwealth Bank (for itself and any other seller specified in the prospectus supplement for that series) for at least the aggregate Fair Market Value of the housing loans.

         The issuer trustee must not sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights unless
Commonwealth Bank has failed to accept that offer within 90 days of the termination date of the trust or has failed to pay the purchase price within 180 days of the termination date of that trust.

DISTRIBUTIONS OF TRUST ASSETS

         The issuer trustee must deposit the proceeds of realization of the assets of a trust into the collections account for that trust and, following the realization of all the assets of that trust, must distribute them on a distribution date in accordance with the cash flow allocation methodology set out in the prospectus supplement for that series. Upon a final distribution being made, the notes of that series will be deemed to be redeemed and discharged in full and the obligations of the issuer trustee with respect to the payment of principal, interest or any other amount on the notes of that series will be extinguished.

                                       33

         The prospectus supplement for a series may contain a description of different or additional provisions regarding the termination of the relevant series trust and the sale of the assets of the trust upon termination.

PRESCRIPTION

         An Offered note will be void in its entirety if not surrendered for final payment within ten years of the relevant date in respect of that payment of principal or interest on the Offered note which would have the effect of reducing the Stated Amount of, and all accrued but unpaid interest on, the
Offered note to zero. The relevant date is the date on which a payment first becomes due but, if the full amount of the money payable has not been received by the principal paying agent or the note trustee on or prior to that date, it means the date on which the full amount of such money having been so received and notice to that effect is duly given in accordance with the terms of the relevant Offered note. After the date on which an Offered note becomes void in its entirety, no claim may be made in respect of it.

THE NOTE TRUSTEE

APPOINTMENT OF NOTE TRUSTEE

         Unless otherwise specified in the prospectus supplement for a series,
The Bank of New York will serve as the note trustee for the applicable series of
Offered notes. The Bank of New York is a banking corporation duly organized and existing under the laws of New York.

NOTE TRUSTEE'S FEES AND EXPENSES

         Unless otherwise specified in the relevant prospectus supplement for each series, the issuer trustee will pay the note trustee's fees out of its personal funds, other than fees in respect of any additional duties outside the scope of the note trustee's normal duties under the corresponding transaction documents. The note trustee will be entitled to be indemnified for its fees with respect to any such additional duties from the assets of the relevant trust.

DELEGATION BY NOTE TRUSTEE

         The note trustee will be entitled to delegate its duties, powers, authorities, trusts and discretions under a note trust deed to any related company of the note trustee or to any other person in accordance with that note trust deed or as agreed by the manager.

INDEMNITY OF NOTE TRUSTEE

         The note trustee will be entitled to be indemnified from the assets of the corresponding trust against all liabilities, expenses, costs, charges, taxes and stamp duties, other than general overhead costs and expenses, properly incurred by the note trustee, or its properly appointed agents or delegates in the performance of its obligations under the corresponding note trust deed or any other transaction document.

         However, the note trustee will not be entitled to be indemnified against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of fraud or willful default of which it may be guilty in relation to its duties under the corresponding note trust deed.

QUALIFICATIONS OF NOTE TRUSTEE

         The note trustee is, and will at all times be, a corporation or association, organized and doing business under the laws of the United States of
America, any individual state or the District of Columbia, authorized under those laws to exercise corporate trust powers, having a combined capital of at least US$50,000,000, as set forth in its most recent published annual report of condition, and subject to

                                       34

supervision or examination by federal or state authority. The note trustee may also, if permitted by the Securities and Exchange Commission, be organized under the laws of a jurisdiction other than the United States, provided that it is authorized under such laws to exercise corporate trust powers and is subject to examination by authority of such jurisdictions substantially equivalent to the supervision or examination applicable to a trustee in the United States.

REMOVAL OF NOTE TRUSTEE

         The note trustee will retire as note trustee in respect of a series if:

         o   an Insolvency Event occurs in relation to the note trustee in its personal capacity or in respect of its personal assets and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee;

         o   it ceases to carry on business;

         o   it ceases to be an Eligible Trust Corporation;

         o   it is so directed by the holders of the Offered notes of a series holding no less than 75% of the aggregate Invested Amount of the
             Offered notes of that series;

         o   when required to do so by the manager or the issuer trustee by notice in writing, it fails or neglects within 20 Business Days after receipt of such notice to carry out or satisfy any material duty imposed on it by the note trust deed or any transaction document; or

         o   there is a change in ownership of 50% or more of the issued equity share capital of the note trustee from the position as at the date of the relevant note trust deed or effective control of the note trustee alters from the position as at the date of the note trust deed unless in either case approved by the manager, whose approval must not be unreasonably withheld.

         If any of these events occurs and the note trustee refuses to retire, the manager may remove the note trustee from office immediately by notice in writing. On the retirement or removal of the note trustee of a series:

         o   the manager must promptly notify the rating agencies of that series; and

         o   subject to any approval required by law, the manager must use reasonable endeavors to appoint in writing some other Eligible
             Trust Corporation approved by the rating agencies of that series to be the substitute note trustee for that series.

NOTE TRUSTEE MAY RETIRE

         The note trustee may retire as note trustee of a series at any time on
3 months', or such lesser period as the manager, the issuer trustee and the note trustee agree, notice in writing to the issuer trustee, the manager and the rating agencies of that series, without giving any reason and without being responsible for any liabilities incurred by reason of its retirement provided that the period of notice may not expire within 30 days before a distribution date specified in the prospectus supplement. Upon retirement the note trustee, subject to any approval required by law, may appoint in writing any other
Eligible Trust Corporation approved by the rating agencies and the manager, which approval must not be unreasonably withheld by the manager, as note trustee for the corresponding series. If the note trustee does not propose a replacement at least one month prior to its proposed retirement, the manager may appoint a substitute note trustee, which must be an Eligible Trust Corporation approved by the rating agencies of that series.

APPOINTMENT BY HOLDERS OF OFFERED NOTES

         No retirement or removal of the note trustee will be effective until a substitute note trustee has been appointed.

                                       35

         If a substitute note trustee has not been appointed at a time when the position of note trustee would, but for the foregoing requirement, become vacant, the issuer trustee must promptly advise the holders of the Offered notes of that series. A special majority of holders of Offered notes, being holders of the Offered notes who hold not less than 75% of the aggregate Invested Amount of all Offered notes of that series, may appoint an Eligible Trust Corporation to act as note trustee.

         The prospectus supplement for each series may contain a description of additional or different qualifications, obligations, powers, discretions and protections of the note trustee for that series and different or additional requirements in relation to the retirement or removal of the note trustee and the appointment of a substitute note trustee.

DIRECTIONS BY HOLDERS OF OFFERED NOTES

         Unless specified otherwise in the prospectus supplement for a series, under the note trust deed the note trustee may seek directions from the holders of Offered notes from time to time as described below, including following the occurrence of an event of default under the security trust deed.

         The note trustee will not be responsible for acting in good faith upon a direction given by holders of Offered notes holding Offered notes with an
Invested Amount of greater than 50% of the aggregate Invested Amount of all the
Offered notes.

         If the note trustee is entitled under the master trust deed or the security trust deed to vote at any meeting on behalf of the holders of the
Offered notes the note trustee must vote in accordance with the directions of the holders of the Offered notes and otherwise in its absolute discretion. In acting in accordance with the directions of holders of the Offered notes the note trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the
Offered notes held by holders of the Offered notes who have directed the note trustee to vote for or against that proposal.

         For the purposes of seeking any consent, direction or authorization from the holders of the Offered notes the note trustee may by notice to the holders of the Offered notes specify a date, not earlier than the date of the notice, upon which the persons who are the holders of the Offered notes and the
Invested Amount of the Offered notes held by them will be determined based upon the details recorded in the note register as at 5.30 pm on that date.

AMENDMENTS TO OFFERED NOTES AND NOTE TRUST DEED

         Unless specified otherwise in the prospectus supplement for a series, the issuer trustee, the manager and the note trustee, may alter, add to or revoke any provision of the note trust deed or the Offered notes, without the consent or sanction of any holder of the Offered notes, subject to the limitations described below, if the alteration, addition or revocation is not a
Payment Modification and, in the opinion of the note trustee:

         o   is made to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         o   is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any governmental agency;

         o   is appropriate or expedient as a consequence of an alteration to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency or any decision

                                       36

             of any court including an alteration, addition or revocation which, in the opinion of the note trustee, is appropriate or expedient as a result of an alteration to Australia's tax laws or any ruling by the Australian Commissioner or Deputy Commissioner of Taxation or
             any governmental announcement or statement or any decision of any court which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the trust or to the trust under the note trust deed; or

         o   and in the opinion of the issuer trustee is otherwise desirable for any reason and:

             o   is not in the opinion of the note trustee likely, upon coming into effect, to be materially prejudicial to the interests of the Offered notes; or

             o   if it is in the opinion of the note trustee likely, upon coming into effect, to be materially prejudicial to the interests of the holders of the Offered notes, the consent is obtained of holders of the Offered notes owning 75% of the aggregate
                 Invested Amount of the Offered notes, excluding notes
                 beneficially owned by the issuer trustee or the manager or any person controlling or controlled by or under common control with the issuer trustee or the manager.

         Any alteration, addition or revocation must be notified to the rating agencies for the series 5 Business Days in advance.

         The note trustee of a series will be entitled to assume that any proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of holders of the Offered notes of that series if each of the rating agencies for that series confirms in writing that the alteration, addition or revocation, if effected, will not lead to a reduction, qualification or withdrawal of the rating given to the Offered notes by that rating agency.

         The issuer trustee, the manager and the note trustee may make or effect any Payment Modification to the note trust deed or the Offered notes of a trust only if the consent has first been obtained of each holder of an Offered note in respect of that trust to the Payment Modification.

         PAYMENT MODIFICATION means, unless otherwise specified in the relevant prospectus supplement in relation to a series, any alteration, addition or revocation of any provision of the relevant note trust deed, the Offered notes, the master trust deed so far as it applies to the trust, the relevant series supplement or the relevant security trust deed which modifies:

         o   the amount, timing, currency or manner of payment of principal or interest in respect of the Offered notes, including, without limitation, any modification to the Stated Amount, Invested Amount, interest rate or maturity date of the Offered notes or the orders of payment of the proceeds of the trust assets under the relevant series supplement, the Offered notes or the relevant security trust deed or which would impair rights of holders of the Offered notes to institute suit for enforcement of such payment;

         o   the manner of determining whether holders of the Offered notes owning 75% of the aggregate Invested Amount of the Offered notes have provided a consent or direction or the circumstances in which such a consent or direction is required or to reduce the percentage of the aggregate Invested Amount of the Offered notes required for such a consent or direction;

         o   the provision of the relevant security trust deed that prohibits the issuer trustee from creating or permitting to exist any security interest, other than the Prior Interest, over the assets of the trust; or

                                       37

         o   the requirements for altering, adding to or revoking any provision of the relevant note trust deed or the notes, including the note conditions.

         The issuer trustee must distribute to all holders of the Offered notes of the relevant trust a copy of any amendment made as soon as reasonably practicable after the amendment has been made.

REPORTS TO HOLDERS OF OFFERED NOTES

         Unless otherwise specified in the relevant prospectus supplement, for each series, on each determination date, the manager will, in respect of the collection period ending before that determination date, deliver to the principal paying agent, the note trustee and the issuer trustee a servicing report containing, to the extent applicable to the series, among other things:

         o   the Invested Amounts and the Stated Amounts of each class of notes;

         o   the interest payments and principal distributions on each class of notes;

         o   the principal collections;

         o   the note factor for each class of notes, which with respect to a class of notes, means the aggregate of the Invested Amount of the class of notes less all principal payments on that class of notes to be made on that distribution date divided by the aggregate initial Invested Amount for all of that class of notes;

         o   the interest rates on the notes for the related accrual period;

         o   aggregate outstanding principal balance of the fixed rate housing loans and the aggregate outstanding principal balance of the variable rate housing loans;

         o   delinquency, mortgagee in possession and loss statistics with respect to the housing loans; and

         o   any other items of information applicable to a particular series of notes.

         Unless and until definitive Offered notes are issued in respect of a trust, beneficial owners of the corresponding Offered notes will receive reports and other information provided for under the transaction documents for that trust only if, when and to the extent provided by DTC and its participating organizations.

         Unless and until definitive Offered notes are issued in respect of a trust, periodic and annual unaudited reports containing information concerning the trust and the corresponding Offered notes will be prepared by the manager and sent to DTC and its participating organizations, in the case of US Dollar
Offered notes, and Clearstream, Luxembourg or Euroclear and their participants'
organizations in the case of non-US Dollar Offered notes. DTC, Clearstream,
Luxembourg and Euroclear and their respective participants will make such reports available to holders of interests in the corresponding Offered notes in accordance with the rules, regulations and procedures creating and affecting
DTC, Clearstream, Luxembourg and Euroclear, as the case may be. However, such reports will not be sent directly to each beneficial owner while the corresponding Offered notes are in book-entry form. Upon the issuance of Offered notes in definitive form such reports for a trust and its corresponding Offered notes will be sent directly to each holder of the Offered notes of that series.
Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

         The manager will file with the Securities and Exchange Commission such periodic reports as are required under the Exchange Act, and the rules and regulations of the Securities and Exchange Commission thereunder.

                                       38

         If stated in the prospectus supplement for the series, the manager will prepare and arrange for the publication of summary pool performance data for the corresponding trust in a format determined by the manager on Reuters, Bloomberg or other financial news medium.

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

         The following summary describes the material terms of the transaction documents for a series other than the underwriting agreement and the dealer agreement for that series and except as already described above or in the prospectus supplement for that series. The summary does not purport to be complete and is subject to the provisions of the transaction documents for that series and the prospectus supplement for that series. Unless specified otherwise in the relevant prospectus supplement, the transaction documents, other than the underwriting agreement for any series of Offered notes, will be governed by the laws of New South Wales, Australia. The underwriting agreement will be governed by the laws of the State of New York.

         Within fifteen days after the closing date for each series of notes, the manager will file with the Securities and Exchange Commission copies of each of the material transaction documents on a Current Report on Form 8-K.

COLLECTIONS ACCOUNT AND AUTHORIZED SHORT-TERM INVESTMENTS

         For each series, the issuer trustee will establish and maintain a collections account with an Eligible Depositary. Unless otherwise specified in the prospectus supplement for a series, the collections account for that series will initially be established with Commonwealth Bank by the issuer trustee in its name and in its capacity as trustee of the relevant trust. The collections account will not be used for any purpose other than for the trust. The account will be an interest bearing account.

         If the financial institution with which the collections account is held ceases to be an Eligible Depositary the issuer trustee must establish a new account with an Eligible Depositary as a replacement collections account. In addition, unless otherwise specified in the prospectus supplement for a series, if the Eligible Depository has a short term credit rating of no higher than A-1 from Standard & Poor's the sum of the balance of the collections account and the value of Authorized Short-Term Investments with a short term rating of A-1 by
Standard & Poor's must not exceed 20% of the aggregate Invested Amount of all notes of that series.

         The manager has the discretion to propose to the issuer trustee, in writing, the manner in which any moneys forming part of a trust may be invested in Authorized Short-Term Investments and what purchases, sales, transfers, exchanges, realizations or other dealings with assets of that trust will be effected and when and how they should be effected. Provided that they meet certain requirements, the issuer trustee must give effect to the manager's proposals. Each investment of moneys required for the payment of liabilities of a trust must be in Authorized Short-Term Investments that will mature on or before the due date for payment of those liabilities.

         The prospectus supplement for a series may contain a description of additional or different provisions to apply with respect to the collections account or the Authorized Short-Term Investments of that series.

                                       39

MODIFICATIONS OF THE MASTER TRUST DEED AND SERIES SUPPLEMENT

         Unless otherwise specified in the prospectus supplement for a series, the issuer trustee and the manager, with respect to the master trust deed, and the issuer trustee, the manager, each seller and the servicer, with respect to the series supplement for a series, may amend, add to or revoke any provision of the master trust deed or the corresponding series supplement, subject to the limitations described below, if the amendment, addition or revocation:

         o   in the opinion of the issuer trustee is necessary to correct a manifest error or is of a formal, technical or administrative nature only;

         o   in the opinion of the issuer trustee, or of a lawyer instructed by the issuer trustee, is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any statutory authority;

         o   in the opinion of the issuer trustee is required by, a consequence of, consistent with or appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency including, an amendment, addition or revocation which in the opinion of the issuer trustee is appropriate or expedient as a result of an amendment to Australia's tax laws or any ruling by the
             Australian Commissioner or Deputy Commissioner of Taxation or any
             governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Medallion
             Program trusts;

         o   in the case of the master trust deed, relates only to a Medallion
             Program trust not yet constituted;

         o   in the opinion of the issuer trustee, will enable the provisions of the master trust deed or the series supplement to be more
             conveniently, advantageously, profitably or economically
             administered; or

         o   in the opinion of the issuer trustee is otherwise desirable for any reason.

         Unless otherwise specified in the prospectus supplement for a series, any amendment, addition or revocation referred to in the last two of the above paragraphs which in the opinion of the issuer trustee is likely to be prejudicial to the interests of:

         o   the unitholders of a trust, may only be effected with the consent of those unitholders;

         o   a class of noteholders or any redraw bondholders of the
             corresponding series may only be effected if those noteholders or redraw bondholders pass a resolution by a majority of not less than
             75% of the votes at a meeting approving the amendment, addition or revocation or all such noteholders or redraw bondholders sign a resolution approving the amendment, addition or revocation, subject to the following paragraph; or

         o   all noteholders and any redraw bondholders of the corresponding series, may only be effected if those noteholders and redraw bondholders pass a resolution by a majority of not less than 75% of the votes at a meeting approving the amendment, addition or revocation or all noteholders and redraw bondholders sign a resolution approving the amendment, addition or revocation. A separate resolution will not be required in relation to any class of noteholders or redraw bondholders.

         Unless otherwise specified in the prospectus supplement for a series, the manager must advise the rating agencies in respect of each trust affected by the amendment, addition or revocation no less than 10 Sydney business days prior to any amendment, addition or revocation of the master trust deed or the corresponding series supplement and must certify to the issuer trustee that no rating agency for the series has advised that the amendment, addition or revocation will cause a withdrawal, downgrading or qualification of

                                       40

the credit ratings assigned to the notes or any redraw bonds of that series before the amendment, addition, or revocation is effected. The issuer trustee may not amend, add to or revoke any provision of the master trust deed or the corresponding series supplement if the consent of a party is required under a transaction document unless that consent has been obtained.

         Any amendment, addition or revocation to the master trust deed or the corresponding series supplement with respect to a series that effects a Payment
Modification may only be made with the consent of each holder of an Offered note in that series.

THE ISSUER TRUSTEE

GENERAL DUTIES OF ISSUER TRUSTEE

         Unless provided otherwise in the prospectus supplement for a series,
Perpetual Trustee Company Limited will act as issuer trustee of each trust on the terms set out in the master trust deed and the corresponding series supplement.

         Subject to the provisions of the master trust deed, the issuer trustee has all the powers in respect of the assets of a trust which it could exercise if it were the absolute and beneficial owner of the assets. The issuer trustee agrees to act in the interests of the unitholders, the noteholders and any redraw bondholders of a series. If there is a conflict between the interests of the unitholders on the one hand and the noteholders and any redraw bondholders on the other hand, the issuer trustee must act in the interests of the noteholders and the redraw bondholders.

         The issuer trustee must act honestly and in good faith in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business in so far as it relates to the master trust deed and the corresponding series supplement in a proper and efficient manner and exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed, having regard to the interests of noteholders, any redraw bondholders and the unitholders for each series.

         The terms of the master trust deed and the corresponding series supplement will provide, amongst other things, that:

         o   the obligations of the issuer trustee to the noteholders expressed in the master trust deed or the series supplement are contractual obligations only and do not create any relationship of trustee or fiduciary between the issuer trustee and the noteholders;

         o   the issuer trustee has no duty, and is under no obligation, to investigate whether a Manager Default, a Servicer Default or a
             Perfection of Title Event has occurred in relation to the
             corresponding trust other than where it has actual notice;

         o   unless actually aware to the contrary, the issuer trustee is entitled to rely conclusively on, and is not required to
             investigate the accuracy of any calculation by, a seller, the servicer or the manager under the series supplement, the amount or allocation of collections or the contents of any certificate provided to the issuer trustee by the servicer or manager under a series supplement;

         o   the issuer trustee may obtain and act on the advice of experts, whether instructed by the issuer trustee or the manager, which are necessary, usual or desirable for the purpose of enabling the

                                       41

             issuer trustee to be fully and properly advised and informed and will not be liable for acting in good faith on such advice; and

         o   the issuer trustee will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of the issuer trustee who have day-to-day responsibility for the administration or management of the issuer trustee's obligations in relation to the trust, having actual knowledge, actual awareness or actual notice of that thing, or grounds to believe that thing.

ANNUAL COMPLIANCE STATEMENT

         The issuer trustee in its capacity as trustee of a trust will not publish annual reports and accounts. The issuer trustee will deliver to the note trustee of each series annually a written statement as to the fulfillment of the issuer trustee's obligations under the corresponding note trust deed including compliance with its material obligations under the related transaction documents and whether an event of default or other matter which is required to be brought to the note trustee's attention has occurred.

DELEGATION

         In exercising its powers and performing its obligations and duties under the master trust deed, the issuer trustee may delegate any or all of the powers, discretions and authorities of the issuer trustee under the master trust deed or otherwise in relation to a trust, to a related company of the issuer trustee or otherwise in accordance with the master trust deed or corresponding series supplement, including, in respect of its payment obligations in respect of the Offered notes, to the paying agents under an agency agreement in relation to each trust. The issuer trustee at all times remains liable for the acts or omissions of such related company when acting as delegate.

ISSUER TRUSTEE FEES AND EXPENSES

         The issuer trustee will be entitled to a fee in respect of a trust payable in arrears on each distribution date specified in the corresponding prospectus supplement for that trust.

         The fee payable to the issuer trustee in respect of a trust may be varied as agreed between the issuer trustee and the manager provided that each corresponding rating agency must be given 3 Business Days' prior notice of any variation and the fee must not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust.

         If the issuer trustee becomes liable to remit to a governmental agency an additional amount of Australian goods and services tax or is otherwise disadvantaged by a change in the Australian goods and services tax legislation in connection with a trust, the issuer trustee will not be entitled to any reimbursement from the assets of that trust. However, the fees payable to the issuer trustee may be adjusted, in accordance with the series supplement for that trust.

         At any time within 12 months after the abolition of or a change in the goods and services tax laws becomes effective, the issuer trustee or the manager may, by written notice to the other, require negotiations to commence to adjust the fees payable to the issuer trustee in respect of a trust so that it is not economically advantaged or disadvantaged by the effect of the change in the goods and services tax. Any adjustment to fees will be subject to written confirmation from the corresponding rating agencies that the adjustment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned to the notes relating to that trust.

         The issuer trustee is entitled to be reimbursed out of the assets of a trust for costs, charges and expenses which it may incur in respect of and can attribute to the trust including, amongst other costs,

                                       42

disbursements in connection with the assets of that trust, the auditing of the trust, taxes payable in respect of the trust, legal costs and other amounts in connection with the exercise of any power or discretion or the performance of any obligation in relation to the trust approved by the manager which approval is not to be unreasonably withheld.

RETIREMENT AND REMOVAL OF THE ISSUER TRUSTEE

         The issuer trustee is required to retire as issuer trustee of a trust following an Issuer Trustee Default. If the issuer trustee refuses to retire following an Issuer Trustee Default the manager may remove the issuer trustee immediately, or, if the Issuer Trustee Default relates only to a change in ownership or merger without assumption of the issuer trustee, upon 30 days'
notice in writing.

         The manager must use reasonable endeavors to appoint a qualified substitute issuer trustee who is approved by the rating agencies of all the
Medallion Program trusts established under the master trust deed within 30 days of the removal of the issuer trustee. Until a substitute issuer trustee is appointed, the manager must act as issuer trustee and will be entitled to receive the issuer trustee's fee.

         If after 30 days the manager is unable to appoint a qualified substitute issuer trustee who is approved by all such rating agencies, it must convene a meeting of all debt security holders, including the noteholders and any redraw bondholders of the trusts, and all beneficiaries, including the unitholders, of all the Medallion Program trusts under the master trust deed at which a substitute issuer trustee may be appointed by resolution of not less than 75% of the votes at that meeting or by a resolution in writing signed by all debt security holders and beneficiaries.

VOLUNTARY RETIREMENT OF THE ISSUER TRUSTEE

         The issuer trustee may resign as trustee of the trusts on giving to the manager not less than 3 months' notice in writing, or such lesser period as the manager and the issuer trustee may agree, of its intention to do so.

         Upon retirement, the issuer trustee must appoint a qualified substitute issuer trustee who is approved by the rating agencies of all the Medallion
Program trusts established under the master trust deed and the manager. If the issuer trustee does not propose a substitute issuer trustee at least one month prior to its proposed retirement, the manager may appoint a qualified substitute issuer trustee who is approved by all such rating agencies.

         If a substitute issuer trustee has not been appointed upon the expiry of the 3 month notice period, the manager will act as issuer trustee. If the manager is unable to appoint a qualified substitute issuer trustee within a further 30 days, it must convene a meeting of all debt security holders, including the noteholders and any redraw bondholders of the trusts, and all beneficiaries, including the unitholders of the trusts, of all the Medallion
Program trusts under the master trust deed at which a substitute issuer trustee may be appointed by resolution of not less than 75% of the votes at that meeting or by a resolution in writing signed by all debt security holders and beneficiaries.

         The retiring issuer trustee must indemnify the manager and the substitute issuer trustee in respect of all costs incurred as a result of its removal or retirement.

LIMITATION OF THE ISSUER TRUSTEE'S LIABILITY

         The issuer trustee acts as trustee of a trust and issues the notes relating to that trust only in its capacity as trustee of that trust and in no other capacity. A liability incurred by the issuer trustee acting as trustee of a trust under or in connection with the related transaction documents, except with respect to the following paragraph, is limited to and can be enforced against the issuer trustee only to the extent to which it

                                       43

can be satisfied out of the assets of that trust out of which the issuer trustee is actually indemnified for the liability. Except in the circumstances described in the following paragraph, this limitation of the issuer trustee's liability applies despite any other provisions of the related transaction documents and extends to all liabilities and obligations of the issuer trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the notes, any redraw bonds, the master trust deed, the relevant series supplement or any other transaction document of the trust.
Noteholders, redraw bondholders and the parties to the transaction documents may not sue the issuer trustee in respect of liabilities incurred by it acting as trustee of a trust in any capacity other than as trustee of the trust and may not seek to appoint a liquidator or administrator to the issuer trustee or to appoint a receiver to the issuer trustee, except in relation to the assets of the trust, and may not prove in any liquidation, administration or arrangements of or affecting the issuer trustee, except in relation to the assets of the trust.

         The limitation in the previous paragraph will not apply to any obligation or liability of the issuer trustee to the extent that it is not satisfied because under a transaction document or by operation of law there is a reduction in the extent of the issuer trustee's indemnification out of the assets of the trust as a result of the issuer trustee's fraud, negligence or willful default or the fraud, negligence or willful default of its officers, employees or agents or any person for whom the issuer trustee is liable under the terms of the transaction documents. For these purposes a willful default does not include a default which arises as a result of a breach of a transaction document by any other person, other than any person for whom the issuer trustee is liable under the terms of the transaction documents, or which is required by law or a proper instruction or direction of a meeting of Secured Creditors of a trust or noteholders, any redraw bondholders or other debt security holders or beneficiaries of a trust.

         In addition, the manager, the servicer, the agents, the note trustee and other persons are responsible for performing a variety of obligations in relation to a trust. An act or omission of the issuer trustee will not be considered to be fraudulent, negligent or a willful default to the extent to which it was caused or contributed to by any failure by any such person to fulfill its obligations relating to a trust or by any other act or omission of such a person.

RIGHTS OF INDEMNITY OF ISSUER TRUSTEE

         The issuer trustee is indemnified out of the assets of the applicable trust for any liability properly incurred by the issuer trustee in performing or exercising any of its powers or duties. This indemnity is in addition to any indemnity allowed to the issuer trustee by law, but does not extend to any liabilities arising from the issuer trustee's fraud, negligence or willful default.

         The issuer trustee is indemnified out of the assets of the applicable trust against certain payments it may be liable to make under the Australian
Consumer Credit Code. The servicer also indemnifies the issuer trustee in relation to such payments in certain circumstances and the issuer trustee is required to first call on the indemnity from the servicer before calling on the indemnity from the assets of the trust. See "Legal Aspects of the Housing
Loans--Australian Consumer Credit Code".

         The prospectus supplement for each series may contain a description of additional or different obligations, powers and protections of the issuer trustee and additional or different requirements in relation to the retirement or removal of the issuer trustee and the appointment of a substitute issuer trustee.

                                       44

THE MANAGER

POWERS

         The manager's general duty is to manage the assets of each trust which are not serviced by the servicer. In addition, the manager has a number of specific responsibilities including making all necessary determinations to enable the issuer trustee to make the payments and allocations required on each distribution date specified in the relevant prospectus supplement in accordance with the applicable series supplement, directing the issuer trustee to make those payments and allocations, keeping books of account and preparing the tax returns of each trust and monitoring support facilities.

         The manager must act honestly and in good faith in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business in so far as it relates to the master trust deed and the other transaction documents for each trust in a proper and efficient manner and exercise such prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed and the other transaction documents having regard to the interests of noteholders, any redraw bondholders and the unitholders of each trust.

DELEGATION

         The manager may, in carrying out and performing its duties and obligations in relation to a trust, appoint any person as attorney or agent of the manager with such powers as the manager thinks fit including the power to sub-delegate provided that the manager may not delegate a material part of its duties and obligations in relation to the trust. The manager remains liable for the acts or omissions of such attorneys or agents to the extent that the manager would itself be liable.

MANAGER'S FEES, EXPENSES AND INDEMNIFICATION

         The manager is entitled to a management fee and arranging fee in respect of each trust payable in arrears on each distribution date specified in the prospectus supplement for that trust.

         The management fee payable to the manager by the issuer trustee out of the available income amount for a trust may be varied as agreed between the income unitholder and the manager provided that each corresponding rating agency must be given 3 Business Days' prior notice of any variation and the fee must not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust. The arranging fee payable to the manager by the issuer trustee out of the Available
Income Amount for the trust is agreed between the income unitholder and the manager prior to the date of the series supplement relating to that trust.

         The manager will be indemnified out of the assets of each trust for any liability, cost or expense properly incurred by it in its capacity as manager of the trust.

REMOVAL OR RETIREMENT OF THE MANAGER

         If the issuer trustee becomes aware that a Manager Default has occurred and is subsisting the issuer trustee must immediately terminate the appointment of the manager as manager of a trust and must appoint a substitute manager in its place. The manager indemnifies the issuer trustee in respect of all costs incurred as a result of its replacement by the issuer trustee.

         The manager may retire as manager of the trusts on giving to the issuer trustee 3 months', or such lesser period as the manager and the issuer trustee may agree, notice in writing of its intention to do so. Upon its retirement, the manager may appoint another corporation approved by the issuer trustee as manager in its place. If the manager does not propose a replacement by the date one month prior to the date of its

                                       45

retirement the issuer trustee may appoint a replacement manager as from the date of the manager's retirement.

         Until a substitute manager is appointed, the issuer trustee must act as manager and will be entitled to receive the manager's fee.

LIMITATION OF MANAGER'S LIABILITY

         The manager is not personally liable to indemnify the issuer trustee or to make any payments to any other person in relation to the applicable trust except where arising from any fraud, negligence, willful default or breach of duty by it in its capacity as manager of the trust. A number of limitations on the manager's liability are or will be set out in full in the master trust deed and the other transaction documents. These include the limitation that the manager will not be liable for any loss, costs, liabilities or expenses:

         o   arising out of the exercise or non-exercise of its discretions under any transaction document or otherwise in relation to the trust;

         o   arising out of the exercise or non-exercise of a discretion on the part of the issuer trustee, a seller or the servicer or any act or omission of the issuer trustee, a seller or the servicer; or

         o   caused by its failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the issuer trustee, a seller, the servicer or any other person,

except to the extent that they are caused by the manager's own fraud, negligence or willful default.

         The prospectus supplement for each series may contain a description of additional or different obligations, powers and protections of the manager.

LIMITS ON RIGHTS OF NOTEHOLDERS AND REDRAW BONDHOLDERS

         Apart from the security interest arising under the security trust deed for a series, the noteholders and any redraw bondholders of each series do not own and have no interest in the corresponding trust or any of its assets. In particular, no noteholder or redraw bondholder is entitled to:

         o   an interest in any particular part of the trust or any asset of the trust;

         o   require the transfer to it of any asset of the trust;

         o   interfere with or question the exercise or non-exercise of the rights or powers of a seller, the servicer, the manager or the issuer trustee in their dealings with the trust or any assets of the trust;

         o   attend meetings or take part in or consent to any action concerning any property or corporation in which the issuer trustee has an interest;

         o   exercise any rights, powers or privileges in respect of any asset of the trust;

         o   lodge a caveat or other notice forbidding the registration of any person as transferee or proprietor of or any instrument affecting any asset of the trust or claiming any estate or interest in any asset of the trust;

         o   negotiate or communicate in any way with any borrower or security provider under any housing loan assigned to the issuer trustee or with any person providing a support facility to the issuer trustee;

         o   seek to wind up or terminate the trust;

         o   seek to remove the servicer, manager or issuer trustee;

                                       46

         o   interfere in any way with the trust;

         o   take proceedings against the issuer trustee, the manager, a seller or the servicer or in respect of the trust or the assets of the trust. This will not limit the right of noteholders and any redraw bondholders to compel the issuer trustee, the manager and the security trustee to comply with their respective obligations under the master trust deed and the corresponding series supplement, note trust deed and security trust deed, in the case of the issuer trustee and the manager, and the security trust deed, in the case of the security trustee;

         o   have any recourse to the issuer trustee or the manager in their personal capacity, except to the extent of fraud, negligence or willful default on the part of the issuer trustee or the manager respectively; or

         o   have any recourse whatsoever to a seller or to the servicer in respect of a breach by a seller or the servicer of their respective obligations and duties under the corresponding series supplement.

THE SECURITY TRUST DEED

GENERAL

         Unless otherwise specified in the prospectus supplement for a series,
P.T. Limited will serve as security trustee for each series under a security trust deed. The issuer trustee will grant a floating charge, registered with the
Australian Securities and Investments Commission, over all of the trust assets of that series in favor of the security trustee. Unless otherwise specified in the relevant prospectus supplement, the floating charge will secure the Secured
Moneys owing to the noteholders, any redraw bondholders, the servicer, the note trustee in its personal capacity and for and on behalf of the holders of the
Offered notes, each agent, the sellers, the liquidity facility provider, the standby redraw facility provider and each swap provider in respect of that series. These secured parties, or such other persons as are specified in the relevant prospectus supplement, are collectively known as the SECURED CREDITORS.

         Unless otherwise specified in the prospectus supplement for a series, the principal terms of the security trust deed for each series will be as described below.

NATURE OF THE CHARGE

         A company may not deal with its assets over which it has granted a fixed charge without the consent of the relevant chargee. Fixed charges are usually given over real property, marketable securities and other assets which will not be dealt with by the company.

         A floating charge, like that created by the security trust deed, does not attach to specific assets but instead "floats" over a class of assets which may change from time to time. The company granting the floating charge may deal with those assets and give third parties title to those assets free from any encumbrance, provided such dealings and transfers of title are in the ordinary course of the company's business. The issuer trustee has agreed not to dispose of or create interests in the assets of a trust subject to a floating charge except in accordance with the master trust deed, the corresponding series supplement or any other related transaction document and the manager has agreed not to direct the issuer trustee to take any such actions. If, however, the issuer trustee disposes of any of a trust's assets, including any housing loan, other than in accordance with the master trust deed, the corresponding series supplement or any other related transaction document, the person acquiring the property may nevertheless take it free of the floating charge. The floating charge granted over a trust's assets will crystallize, which means it becomes a fixed charge, upon the occurrence of an event of default as described in the corresponding security trust or will become fixed over the affected assets in the case of certain of such events of default. Once the floating charge

                                       47

crystallizes, the issuer trustee will still be obliged not to dispose of or create interests in the assets of the trust except in accordance with the related transaction documents and, as a result of the crystallization of the charge, any attempt to do so in violation of the related transaction documents will not generally be effective to create interests in the assets of the trust ranking in priority to the charge.

THE SECURITY TRUSTEE

         The security trustee will be appointed to act as trustee on behalf of the Secured Creditors of a trust and will hold the benefit of the charge over the trust's assets in trust for each such Secured Creditor on the terms and conditions of the security trust deed for that trust. If, in the security trustee's opinion, there is a conflict between the duties owed by the security trustee to any Secured Creditor or class of Secured Creditors of a trust and the interests of noteholders and any redraw bondholders of a trust as a whole, the security trustee will give priority to the interests of the noteholders and any redraw bondholders. The prospectus supplement for a series will specify the priority given to each class of noteholders and any redraw bondholders, if there is a conflict between the interests of particular classes of noteholders and any redraw bondholders of that trust.

DUTIES AND LIABILITIES OF THE SECURITY TRUSTEE

         The security trustee's liability to the Secured Creditors of a trust is limited to the amount the security trustee is entitled to recover through its right of indemnity from the assets held on trust by it under the security trust deed relating to that trust. However, this limitation will not apply to the extent that the security trustee limits its right of indemnity as a result of its own fraud, negligence or willful default.

         Each security trust deed will contain a range of other provisions regulating the scope of the security trustee's duties and liabilities. These include the following:

         o   the security trustee will not be required to monitor whether an event of default under the security trust deed for a series has occurred in relation to the trust for that series or compliance by the issuer trustee or manager with the transaction documents relating to a trust or their other activities;

         o   the security trustee will not be required to do anything unless its liability is limited in a manner satisfactory to it;

         o   the security trustee will not be responsible for the adequacy or enforceability of any transaction documents relating to a trust;

         o   except as expressly stated in the security trust deed, the security trustee will not be required to give to the corresponding Secured
             Creditors information concerning the issuer trustee or the related trust which comes into the possession of the security trustee;

         o   the issuer trustee will give wide ranging indemnities to the security trustee in relation to its role as security trustee; and

         o   the security trustee may be entitled to rely on documents and information provided by the issuer trustee or manager.

EVENTS OF DEFAULT

         Unless otherwise specified in the prospectus supplement, each of the following will be an event of default under the security trust deed for a series:

         o   the issuer trustee retires or is removed, or is required to retire or be removed, as trustee of the corresponding trust and is not replaced within 30 days and the manager fails within a further 20

                                       48

             days to convene a meeting of debt security holders and
             beneficiaries of the Medallion Program trusts established under the master trust deed in accordance with the master trust deed;

         o   the security trustee has actual notice or is notified by the manager or the issuer trustee that the issuer trustee is not entitled for any reason to fully exercise its right of indemnity against the assets of the corresponding trust to satisfy any liability to a Secured Creditor of that trust and the circumstances are not rectified to the reasonable satisfaction of the security trustee within 14 days of the security trustee requiring this;

         o   the corresponding trust is not properly constituted or is
             imperfectly constituted in a manner or to an extent that is regarded by the security trustee acting reasonably to be materially prejudicial to the interests of any class of Secured Creditor of that trust and is incapable of being, or is not within 30 days of the discovery thereof, remedied;

         o   an Insolvency Event occurs in respect of the issuer trustee in its capacity as trustee of the corresponding trust;

         o   distress or execution is levied or a judgment, order or encumbrance is enforced, or becomes enforceable, over any of the assets of the corresponding trust for an amount exceeding A$1,000,000, either individually or in aggregate, or can be rendered enforceable by the giving of notice, lapse of time or fulfillment of any condition;

         o   the charge under the security trust deed:

             o   is or becomes wholly or partly void, voidable or unenforceable;
                 or

             o   loses its priority, subject only to the Prior Interest, as a first ranking charge, other than as mandatorily preferred by law or by an act or omission of the security trustee;

         o   subject only to the Prior Interest, the issuer trustee attempts to create or allows to exist a security interest over the assets of the corresponding trust or transfers, assigns or otherwise disposes of, or creates or allows to exist, any other interest over the assets of the trust, otherwise than in accordance with the master trust deed, the corresponding series supplement or the security trust deed;

         o   the Australian Commissioner of Taxation, or its delegate,
             determines to issue a notice (under any legislation that imposes a tax) requiring any person obliged or authorized to pay money to the issuer trustee in respect of the corresponding trust to instead pay such money to the Commissioner in respect of any tax or any fines and costs imposed on the issuer trustee in respect of that trust;
             and

         o   any Secured Moneys of the corresponding trust are not paid within
             10 days of when due, other than amounts due to any subordinated class of noteholders or other subordinated Secured Creditors so long as any Secured Moneys relating to any senior class of notes remain outstanding.

         The security trustee may determine that any event that would otherwise be an event of default under a security trust deed will not be treated as an event of default, where this will not in the opinion of the security trustee be materially prejudicial to the interests of the Secured Creditors of the corresponding trust. However, it must not do so in contravention of any prior directions in an Extraordinary Resolution of Voting Secured Creditors of that trust. Unless the security trustee has made such an election, and providing that the security trustee is actually aware of the occurrence of an event of default under a security trust deed, the security trustee will promptly and, in any event, within 2 Business Days, convene a meeting of the Voting Secured Creditors of the corresponding trust at which it will seek directions from the Voting
Secured

                                       49

Creditors of that trust by way of Extraordinary Resolution regarding the action it should take as a result of that event of default.

MEETINGS OF VOTING SECURED CREDITORS

         The security trust deed for a series will contain provisions for convening meetings of the Voting Secured Creditors of the corresponding trust to enable the Voting Secured Creditors to direct or consent to the security trustee taking or not taking certain actions under the security trust deed, including directing the security trustee to enforce the security trust deed. Meetings may also be held of a class or classes of Voting Secured Creditors under a security trust deed.

VOTING PROCEDURES

         Every question submitted to a meeting of Voting Secured Creditors will be decided in the first instance by a show of hands. If a show of hands results in a tie, the chairman will both on a show of hands and on a poll have a casting vote. A representative is a person or body corporate appointed as a proxy for a
Voting Secured Creditor or a representative of a corporate Voting Secured
Creditor under the Australian Corporations Act 2001. On a show of hands, every person holding, or being a representative holding or representing other persons who hold, Secured Moneys will have one vote. If at any meeting a poll is demanded, every person who is present will have one vote for every A$10 of
Secured Moneys owing to it, converted, in the case of the holders of the Offered notes, to Australian dollars at the exchange rate specified for this purpose in the prospectus supplement for a series or the spot rate used for the calculation of amounts payable on the early termination of the relevant currency swap of the trust, whichever produces the lowest amount in Australian dollars.

         A resolution of all the Voting Secured Creditors of a trust, including an Extraordinary Resolution, may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have been signed by all of the Voting Secured Creditors of that trust.

ENFORCEMENT OF THE CHARGE

         Upon a vote at a meeting of Voting Secured Creditors of a trust called following an event of default under the security trust deed for that trust, or by a resolution in writing signed by all Voting Secured Creditors of that trust, the Voting Secured Creditors of that trust may direct the security trustee by
Extraordinary Resolution to do any or all of the following:

         o   declare all Secured Moneys relating to that trust immediately due and payable;

         o   appoint a receiver over that trust's assets and determine the remuneration to be paid to that receiver;

         o   sell and realize the assets of that trust and otherwise enforce the charge; or

         o   take any other action as the Voting Secured Creditors may specify in the terms of such Extraordinary Resolution.

         Any enforcement action taken by the security trustee relating to a trust will only relate to the same rights in relation to the assets of that trust as are held by the issuer trustee. This means that even after an enforcement, the security trustee's interest in the assets of the trust will remain subject to the rights of Commonwealth Bank and any other seller specified in the relevant prospectus supplement arising under the master trust deed and the corresponding series supplement.

                                       50

         No Secured Creditor of a trust is entitled to enforce the charge under the corresponding security trust deed, or appoint a receiver or otherwise exercise any power conferred by any applicable law on charges, otherwise than in accordance with that security trust deed.

         The prospectus supplement for each series will describe any additional or different voting percentages or procedures applicable to that series of notes.

THE  NOTE TRUSTEE AS VOTING SECURED CREDITOR

         If an event of default, or any event which, with the giving of notice or lapse of time or both, would constitute an event of default, under a security trust deed relating to a trust occurs and is continuing, the note trustee of that trust must deliver notice of that event to each holder of an Offered note issued by that trust within 10 days, or sooner if required by the rules of any stock exchange or listing authority on which the corresponding Offered notes are listed, of becoming aware of that event provided that, except in the case of a default in payment of interest and principal on those Offered notes, the note trustee may withhold such notice if it determines in good faith that withholding the notice is in the interests of the corresponding holders of the Offered notes.

         The rights, remedies and discretion of the holders of the Offered notes under a security trust deed relating to a trust, including all rights to vote or give instructions or consents to the security trustee and to enforce its undertakings and warranties, will only be exercised by the note trustee on behalf of the holders of the Offered notes except in limited circumstances as specified in the corresponding security trust deed. The security trustee will be entitled to rely on any instructions or directions given to it by the note trustee as being given on behalf of the holders of the Offered notes without inquiry about compliance with the note trust deed.

         Unless otherwise specified in the prospectus supplement for a series, if any of the Offered notes of a trust remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Offered notes, the note trustee will not vote under the security trust deed to dispose of the assets of that trust unless:

         o   a sufficient amount would be realized to discharge in full all amounts owing to the holders of the Offered notes, and any other amounts payable by the issuer trustee ranking in priority to or equal with the Offered notes;

         o   the note trustee is of the opinion, reached after considering at any time and from time to time the advice of a investment bank or other financial adviser selected by the note trustee, that the cash flow receivable by the issuer trustee or the security trustee under the security trust deed will not, or that there is a significant risk that it will not, be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the issuer trustee, to discharge in full in due course all the amounts referred to in the preceding paragraph; or

         o   the note trustee is so directed by the holders of 75% of the aggregate Invested Amount of the Offered notes.

                                       51

LIMITATIONS OF ACTIONS BY THE SECURITY TRUSTEE

         The security trustee will not be obliged to take any action, give any consent or waiver or make any determination under a security trust deed relating to a trust without being directed to do so by an Extraordinary Resolution of the corresponding Voting Secured Creditors in accordance with the security trust deed, unless in the opinion of the security trustee the delay required to obtain such directions would be prejudicial to the Secured Creditors of that trust as a class. The security trustee is not obligated to act unless it obtains an indemnity from the Voting Secured Creditors of a trust and funds have been deposited on behalf of the security trustee to the extent to which it may become liable for the relevant enforcement actions.

         If the security trustee convenes a meeting of the Voting Secured
Creditors of a trust, or is required by an Extraordinary Resolution to take any action under the corresponding security trust deed, and advises the Voting
Secured Creditors before or during the meeting that it will not act in relation to the enforcement of the security trust deed unless it is personally indemnified by the Voting Secured Creditors of the trust to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur in relation to the enforcement of the security trust deed and is put in funds to the extent to which it may become liable, including costs and expenses, and the Voting Secured Creditors refuse to grant the requested indemnity, and put the security trustee in funds, then the security trustee will not be obliged to act in relation to that enforcement under the security trust deed. In those circumstances, the Voting Secured Creditors may exercise such of those powers conferred on them by the security trust deed as they determine by
Extraordinary Resolution.

PRIORITIES UNDER THE SECURITY TRUST DEED

         The prospectus supplement for each series of notes will describe the order of priority in which the proceeds from the enforcement of the security trust deed are to be applied.

         Upon enforcement of a security created by the security trust deed, the net proceeds may be insufficient to pay all amounts due on redemption to the corresponding noteholders and any redraw bondholders. Any claims of the noteholders and any redraw bondholders remaining after realization of the security and application of the proceeds will be extinguished.

SECURITY TRUSTEE'S FEES AND EXPENSES

         The issuer trustee as trustee of a trust will reimburse the security trustee of that trust for all costs and expenses of the security trustee incurred in performing its duties under the corresponding security trust deed.
The security trustee will receive a fee in respect of each trust in an amount agreed from time to time by the issuer trustee, the security trustee and the manager provided that the corresponding rating agencies must be given prior notice of any variation of the fee and the fee may not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust.

RETIREMENT AND REMOVAL OF THE SECURITY TRUSTEE

         The security trustee must retire as security trustee in respect of a trust if:

         o   an Insolvency Event occurs with respect to it;

         o   it ceases to carry on business;

         o   the issuer trustee, where it is a related body corporate, retires or is removed from office and the manager requires the security trustee by notice in writing to retire;

         o   the Voting Secured Creditors of the trust require it to retire by an Extraordinary Resolution;

                                       52

         o   it breaches a material duty and does not remedy the breach with 14 days notice from the manager or the issuer trustee; or

         o   there is a change in ownership or effective control of the security trustee without the consent of the manager.

         If the security trustee is removed, the issuer trustee, or failing it the manager, may appoint a replacement security trustee which is an authorized trustee corporation under the Australian Corporations Act 2001 with the approval of the corresponding rating agencies.

         The security trustee may retire as security trustee of a trust on 3 months notice. If the security trustee retires, it may appoint an authorized trustee corporation to act in its place with the approval of the manager, which must not be unreasonably withheld, and the corresponding rating agencies. If the security trustee does not propose a replacement by one month prior to the date of its retirement, the manager is entitled to appoint a substitute security trustee which must be an authorized trustee corporation approved by the corresponding rating agencies.

         If a substitute security trustee has not been appointed at a time when the position of security trustee becomes vacant, the manager must act as security trustee and must promptly convene a meeting of Voting Secured Creditors of the corresponding trust who may by Extraordinary Resolution appoint a replacement security trustee. While the manager acts as security trustee, it is entitled to the security trustee's fee.

AMENDMENT

         The issuer trustee, the manager, the security trustee and the Offered note trustee may alter, add to or revoke any provision of a security trust deed relating to a series, subject to the limitations described below, if the alteration, addition or revocation:

         o   in the opinion of the security trustee is made to correct a manifest error or is of a formal, technical or administrative nature only;

         o   in the opinion of the security trustee, or of a lawyer instructed by the security trustee, is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any statutory authority;

         o   in the opinion of the security trustee is appropriate or expedient as a consequence of an alteration to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency or any decision of any court including an alteration, addition or revocation which is appropriate or expedient as a result of an alteration to Australia's tax laws or any ruling by the Australian Commissioner or Deputy Commissioner of
             Taxation or any governmental announcement or statement or any decision of any court, which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the trust under the security trust deed; or

         o   in the opinion of the security trustee is otherwise desirable for any reason.

         If any alteration, addition or revocation referred to in the last bullet point above, in the opinion of the note trustee, affects the holders of the Offered notes only or in a manner differently to Secured Creditors generally, alters the terms of the Offered notes or is materially prejudicial to the interests of holders of the Offered notes, the alteration, addition or revocation will not be effective unless the consent of holders of the Offered notes owning 75% of the aggregate Invested Amount of the Offered notes is obtained.

                                       53

         Any alteration, addition or revocation must be notified to the corresponding rating agencies 5 Business Days in advance.

         The note trustee will be entitled to assume that any proposed alteration, addition or revocation will not be materially prejudicial to the interests of the holders of the Offered notes if each of the corresponding rating agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the Offered notes by the rating agency.

         If any alteration, addition or revocation referred to above effects or purports to effect a Payment Modification it will not be effective as against a given holder of an Offered note unless consented to by that noteholder.

INDEMNIFICATION

         The issuer trustee has agreed to indemnify the security trustee and each person to whom duties, powers, trusts, authorities or discretions may be delegated by the security trustee from and against all losses, costs, liabilities, expenses and damages arising out of or in connection with the execution of their respective duties under the security trust deed, except to the extent that they result from the fraud, negligence or willful default on the part of such persons.

THE LIQUIDITY FACILITY

GENERAL

         Unless otherwise specified in the prospectus supplement for a series, a liquidity facility agreement will be entered into in respect of each series between the issuer trustee, the manager and Commonwealth Bank as liquidity facility provider. Unless otherwise specified in the prospectus supplement for a series, the principal terms of the liquidity facility agreement for each series will be as follows.

ADVANCES AND FACILITY LIMIT

         Under the liquidity facility agreement for a series, the liquidity facility provider will agree to make advances to the issuer trustee for the purpose of meeting shortfalls in relation to the corresponding trust as described in the prospectus supplement for the series.

         The liquidity facility provider will agree to make advances to the issuer trustee up to the liquidity limit. The liquidity limit will be equal to the least of:

         o   the amount specified in the corresponding prospectus supplement;

         o   the Performing Housing Loans Amount at that time for that series;
             and

         o   the amount agreed by the liquidity facility provider, the manager and the rating agencies for that series.

CONDITIONS PRECEDENT TO DRAWING

         The liquidity facility provider will only be obliged to make an advance if:

         o   no event of default under the liquidity facility exists or will result from the provision of the advance;

         o   the representations and warranties by the issuer trustee and the manager in any transaction document relating to the corresponding series are true and correct as of the date of the drawdown notice and the drawdown; and

                                       54

         o   other than statutory priorities, the liquidity facility provider has not received notice of any security interest ranking in priority to or equal with its security interest under the security trust deed relating to that series.

INTEREST AND FEES UNDER THE LIQUIDITY FACILITY

         Interest will accrue daily on the principal outstanding under the liquidity facility at the relevant Australian bank bill rate plus a margin, calculated on the number of days elapsed and a 365 day year. Interest will be payable in arrears on each distribution date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement. Unpaid interest will be capitalized and will accrue interest from the date not paid.

         A commitment fee with respect to the unutilized portion of the liquidity limit will accrue daily, calculated on the number of days elapsed and a 365 day year. The commitment fee will be payable in arrears on each distribution date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement.

         The interest rate and the commitment fee under the liquidity facility may be varied by agreement between the liquidity facility provider, the issuer trustee and the manager. However, the corresponding rating agencies must be notified of any proposed variation and the interest rate and the commitment fee will not be varied if this would result in the reduction, qualification or withdrawal of any credit rating of a note or redraw bond of the series.

REPAYMENT OF LIQUIDITY ADVANCES

         Advances under a liquidity facility will be repayable on the following distribution date from the funds available for this purpose in accordance with the relevant series supplement.

DOWNGRADE OF LIQUIDITY FACILITY PROVIDER

         Unless otherwise specified in the relevant prospectus supplement, if the liquidity facility provider does not have short term credit ratings of at least A-1 by Standard & Poor's and P-1 by Moody's, it must within 5 Business
Days, or longer if agreed by the rating agencies, deposit in the collections account of each trust an amount equal to the unutilized portion of the liquidity limit for that trust. Following this, all drawings under the liquidity facility will be made from the deposit relating to that trust. If the liquidity facility provider regains the required credit ratings, the unutilized portion of that deposit will be repaid to it.

EVENTS OF DEFAULT UNDER THE LIQUIDITY FACILITY AGREEMENT

         The following will be events of default under the liquidity facility agreement relating to a series:

         o   the issuer trustee as trustee of the related trust fails to pay to the liquidity facility provider any amount owing to it under the liquidity facility agreement within 10 Business Days of its due date where funds are available for this purpose under the
             corresponding series supplement;

         o   the issuer trustee alters the priority of payments under the transaction documents relating to the trusts without the consent of the liquidity facility provider; and

         o   an event of default occurs under the security trust deed relating to the trust and any enforcement action is taken under that security trust deed.

CONSEQUENCES OF AN EVENT OF DEFAULT

         At any time after an event of default under the liquidity facility agreement relating to a series, the liquidity facility provider may do all or any of the following:

                                       55

         o   declare all moneys actually or contingently owing under the liquidity facility agreement immediately due and payable; and

         o   terminate the liquidity facility.

TERMINATION

         The liquidity facility relating to a series will terminate upon the earlier to occur of:

         o   the date specified in the corresponding prospectus supplement;

         o   the date on which the liquidity facility provider declares the liquidity facility terminated following an event of default under the liquidity facility or where it becomes unlawful or impossible to maintain or give effect to its obligations under the liquidity facility;

         o   the date one month after all notes and any redraw bonds relating to the trust are redeemed;

         o   the distribution date upon which the issuer trustee, as directed by the manager, appoints a replacement liquidity facility provider for the trust, provided that each corresponding rating agency has confirmed that this will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or any redraw bonds of the trust; and

         o   the date on which the liquidity limit is reduced to zero by agreement between the liquidity facility provider, the manager and the corresponding rating agencies.

INCREASED COSTS

         If, by reason of any change in law or its interpretation or administration or because of compliance with any request from any fiscal, monetary, or other governmental agency, the liquidity facility provider in relation to a trust incurs new or increased costs, obtains reduced payments or returns or becomes liable to make any payment based on the amount of advances outstanding under the liquidity facility agreement, the issuer trustee as trustee of the trust must pay the liquidity facility provider an amount sufficient to indemnify it against that cost, increased cost, reduction or liability.

OTHER LIQUIDITY ENHANCEMENT

GENERAL

         If stated in the prospectus supplement for a series, liquidity enhancement for a series may, in addition to or instead of the liquidity facility, be provided by way of principal draws or another method of liquidity enhancement as described in the relevant prospectus supplement.

PRINCIPAL DRAWS

         Unless otherwise specified in the relevant prospectus supplement, interest collections on the housing loans and other income receipts of a trust are used to pay interest on the notes and any redraw bonds and other expenses of the trust while principal collections on the housing loans and other principal receipts of the trust are used to repay principal on the notes and any redraw bonds and to make other principal payments of the trust.

         However, if stated in the relevant prospectus supplement, if there are insufficient income receipts of a trust to be applied on a distribution date toward payment of interest on the notes and any redraw bonds and other expenses of the trust, the manager may direct the issuer trustee to allocate some or all of the principal collections on the housing loans and other principal receipts of the trust towards meeting the shortfall. Such an application is referred to as a principal draw. Unless otherwise specified in the relevant prospectus

                                       56

supplement, any principal draws will be reimbursed from available interest collections and other income of the trust on subsequent distribution dates so as to be applied towards principal payments of the trust, including repayment of the notes and any redraw bonds.

         The relevant prospectus supplement will set out the circumstances in which principal draws will be made and reimbursed.

THE STANDBY REDRAW FACILITY

GENERAL

         A standby redraw facility agreement will be entered into in respect of each series between the issuer trustee, the manager and Commonwealth Bank as standby redraw facility provider. Unless otherwise specified in the prospectus supplement for a series the principal terms of the standby redraw facility agreement for each series will be as follows.

ADVANCES AND FACILITY LIMIT

         Under the standby redraw facility agreement for a series, the standby redraw facility provider will agree to make advances to the issuer trustee for the purpose of reimbursing redraws and further advances made by a seller to the corresponding trust as described in the prospectus supplement for that series.

         The standby redraw facility provider will agree to make advances to the issuer trustee up to the redraw limit. The redraw limit will be equal to the lesser of:

         o   the amount specified in the corresponding prospectus supplement;
             and

         o   the Performing Housing Loans Amount at that time for that series,

or such greater or lesser amount agreed by the standby redraw facility provider, the manager and the rating agencies for that series.

CONDITIONS PRECEDENT TO DRAWING

         The standby redraw facility provider will only be obliged to make an advance if:

         o   no event of default under the standby redraw facility exists or will result from the provision of the advance;

         o   the representations and warranties by the issuer trustee in any transaction document relating to the corresponding series are true and correct as of the date of the drawdown notice and the drawdown;
             and

         o   other than statutory priorities, the standby redraw facility provider has not received notice of any security interest ranking in priority to or equal with its security under the security trust deed relating to that series.

INTEREST AND FEES UNDER THE STANDBY REDRAW FACILITY

         Interest will accrue daily on the principal outstanding under the standby redraw facility, adjusted for principal charge-offs and principal charge-off reimbursements as described below, at the relevant Australian bank bill rate plus a margin, calculated on the number of days elapsed and a 365 day year. Interest will be payable in arrears on each distribution date specified in the relevant prospectus supplement to the extent that

                                       57

funds are available for this purpose in accordance with the relevant series supplement. Unpaid interest will be capitalized and will accrue interest from the date not paid.

         A commitment fee with respect to the unutilized portion of the redraw limit will accrue daily, calculated on the number of days elapsed and a 365 day year. The commitment fee will be payable in arrears on each distribution date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement.

         The interest rate and the commitment fee under a standby redraw facility may be varied by agreement between the standby redraw facility provider, the issuer trustee and the manager. However, the corresponding rating agencies must be notified of any proposed variation and the interest rate and the commitment fee will not be varied if this would result in the reduction, qualification or withdrawal of any credit rating of a note or any redraw bond of a series.

REPAYMENT OF STANDBY REDRAW ADVANCES

         Advances under a standby redraw facility will be repayable on the following distribution date specified in the relevant prospectus supplement from the funds available for this purpose in accordance with the relevant series supplement.

         However, in certain circumstances, the principal outstanding under a standby redraw facility for a series may be reduced by way of principal charge-off or increased by a reimbursement of principal charge-offs, as described in the prospectus supplement for that series. The amount of principal to be repaid under a standby redraw facility on a distribution date is the outstanding principal as reduced by any principal charge-offs or increased by any principal charge-off reimbursements.

EVENTS OF DEFAULT UNDER THE STANDBY REDRAW FACILITY AGREEMENT

         The following will be events of default under the standby redraw facility relating to a series:

         o   the issuer trustee as trustee of the related trust fails to pay to the standby redraw facility provider any amount owing under the standby redraw facility agreement within 10 Business Days of its due date where funds are available for this purpose under the corresponding series supplement;

         o   the issuer trustee alters the priority of payments under the transaction documents relating to the trust without the consent of the standby redraw facility provider; and

         o   an event of default occurs under the security trust deed relating to the trust and any enforcement action is taken under that security trust deed.

CONSEQUENCES OF AN EVENT OF DEFAULT

         At any time after an event of default under the standby redraw facility agreement relating to a series, the standby redraw facility provider may do all or any of the following:

         o   declare all moneys actually or contingently owing under the standby redraw facility agreement immediately due and payable; and

         o   terminate the standby redraw facility.

TERMINATION

         The term of the standby redraw facility for a series will be 364 days from the date of the corresponding standby redraw facility agreement. The term may be renewed at the option of the standby redraw facility provider if it receives a request for an extension from the manager 60 days prior to the scheduled termination. If the standby redraw facility provider agrees to an extension, the term of the standby

                                       58

redraw facility will be extended to the date specified by the standby redraw facility provider, which must not be more than 364 days, subject to any further agreed extension.

         The standby redraw facility for a series will terminate upon the earlier to occur of the following:

         o   the date on which the standby redraw facility provider declares the standby redraw facility terminated following an event of default under the standby redraw facility or where it becomes unlawful or impossible to maintain or give effect to its obligations under the standby redraw facility; and

         o   364 days from the date of the corresponding standby redraw facility agreement or any extension as set out above.

INCREASED COSTS

         If by reason of any change in law or its interpretation or administration or because of compliance with any request from any fiscal, monetary or other governmental agency, the standby redraw facility provider in relation to a trust incurs new or increased costs, obtains reduced payments or returns or becomes liable to any payment based on the amount of advances outstanding under the standby redraw facility agreement, the issuer trustee as trustee of the trust must pay the standby redraw facility provider an amount sufficient to indemnify it against that cost, increased cost, reduction or liability.

REDRAW BONDS

         Unless otherwise specified in the prospectus supplement for a series, in certain circumstances, as specified in the relevant prospectus supplement, the manager may direct the issuer trustee to issue redraw bonds. The redraw bonds will be denominated in Australian dollars and will be issued only in
Australia.

         The manager must not direct the issuer trustee to issue redraw bonds unless it considers that on the following distribution date, taking into account that issue of redraw bonds and any repayments of principal and principal charge-offs or reimbursement of principal charge-offs on the redraw bonds for a series expected on that distribution date, the aggregate Stated Amount of all redraw bonds will not exceed the limit specified in the prospectus supplement for that series, or such other amount agreed between the manager and the rating agencies for that series and notified to the issuer trustee.

         Before issuing any redraw bonds in respect of a series, the issuer trustee must receive written confirmation from each rating agency for that series that the proposed issue of redraw bonds will not result in a reduction, qualification or withdrawal of any credit rating assigned by that rating agency to a note or redraw bond.

         The prospectus supplement for each series may contain a description of additional or different provisions relating to the issue of redraw bonds of that series.

                                       59

INTEREST RATE SWAPS

         If stated in the relevant prospectus supplement, the issuer trustee will enter into one or more interest rate swaps with Commonwealth Bank. The actual swap agreements may vary for each series of notes depending upon the types of housing loan products included in the trust for that series. The prospectus supplement for each series will identify the interest rate swaps for that series and the terms for each interest rate swap. Unless otherwise stated
in the prospectus supplement, an ISDA Master Agreement, as amended by a schedule thereto, will govern each of the interest rate swaps. Each interest rate swap entered into will be confirmed by a written confirmation.

CURRENCY SWAPS

         If stated in the relevant prospectus supplement, the issuer trustee will enter into one or more currency swaps with one or more currency swap providers. Collections on the housing loan will be denominated in Australian dollars and amounts received under any interest rate swap are likely to be denominated in Australian dollars. However, in most instances, and unless otherwise stated in the relevant prospectus supplement, the payment obligations of the issuer trustee on the Offered notes will be denominated in a currency other than Australian dollars. In these cases, to hedge its currency exposure, the issuer trustee may enter into one or more swap agreements with the currency swap providers. The actual swap agreements may vary for each series of notes.
The prospectus supplement for each series will identify and describe the currency swaps and currency swap providers for that series and the terms for each currency swap. If stated in the prospectus supplement, Commonwealth Bank may be the swap provider for one or more of the currency swaps. Unless otherwise stated in the prospectus supplement, an ISDA Master Agreement, as amended by a schedule thereto, will govern each of the currency swaps. Each currency swap entered into will be confirmed by a written confirmation.

CREDIT ENHANCEMENT

TYPES OF ENHANCEMENTS

         If specified in the relevant prospectus supplement, credit enhancement may be provided for one or more classes of a series of notes in relation to a trust. Credit enhancement is intended to enhance the likelihood of full payment of principal and interest due on the Offered notes and to decrease the likelihood that noteholders will experience losses. Unless otherwise specified in the relevant prospectus supplement, the credit enhancement for a class or series of notes will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and accrued interest. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, noteholders of any class or series will bear their allocated share of losses, as described in the prospectus supplement.

         Credit enhancement may be in one or more of the following forms:

         o   the subordination of one or more classes of the notes of the series;

         o   primary mortgage insurance on all or a portion of the housing loans;

         o   a pool mortgage insurance policy;

         o   the utilization of excess available income of the series;

         o   the establishment of one or more reserve funds;

         o   overcollateralisation;

                                       60

         o   letters of credit;

         o   surety bonds;

         o   a minimum principal payment agreement;

         o   other insurance, guarantees and similar instruments or agreements;
             or

         o   another method of credit enhancement described in the relevant prospectus supplement.

SUBORDINATION

         If specified in the relevant prospectus supplement, a series of notes may provide for the subordination of payments to one or more subordinate classes of notes. In this case, scheduled payments of principal, principal prepayments, interest or any combination of these items that otherwise would have been payable to holders of one or more classes of subordinate notes will instead be payable to holders of one or more classes of senior notes under the circumstances and to the extent specified in the prospectus supplement. If stated in the prospectus supplement, losses on defaulted housing loans may be borne first by the various classes of subordinate notes and thereafter by the various classes of senior notes. The prospectus supplement will set forth information concerning the amount of subordination of a class or classes in a series, the circumstances in which this subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

PRIMARY MORTGAGE INSURANCE POLICY

         In order to reduce the likelihood that noteholders will experience losses, Commonwealth Bank or any other seller specified in the prospectus supplement for a series may, if specified in the relevant prospectus supplement, require borrowers with loan-to-value ratios greater than a percentage specified in the relevant prospectus supplement to obtain primary mortgage insurance.
Commonwealth Bank or any other seller specified in the relevant prospectus supplement will equitably assign its interest in these policies, if any, to the issuer trustee after receiving the consent of the insurers.

         Unless otherwise specified in the relevant prospectus supplement, the amount of coverage under each policy will be the amount owed on the related housing loan, including unpaid principal, accrued interest at any non-default rate up to specified dates, fines, fees, charges and proper enforcement costs, less all amounts recovered from enforcement of the mortgage.

POOL MORTGAGE INSURANCE POLICY

         In order to decrease the likelihood that noteholders will experience losses the issuer trustee may, if specified in the relevant prospectus supplement, obtain one or more pool mortgage insurance policies. The pool mortgage insurance policy will cover the housing loans specified in the relevant prospectus supplement. Subject to the limitations described in the relevant prospectus supplement, the policy will cover loss by reason of default in payments on the housing loans up to the amounts specified in the prospectus supplement and for the periods specified in the prospectus supplement. The servicer will agree to act in accordance with the terms of any pool mortgage insurance policy obtained and to present claims thereunder to the pool mortgage insurer on behalf of itself, the issuer trustee and the noteholders. However, the pool mortgage insurance policy is not a blanket policy against loss. Claims under a pool mortgage insurance policy may only be made regarding a loss by reason of default insofar as the insurance policy applies to the relevant housing loan, and only upon satisfaction of specific conditions precedent as described in the relevant prospectus supplement.

         Unless otherwise specified in the relevant prospectus supplement, the original amount of coverage under any pool mortgage insurance policy will be reduced over the life of the related series of notes by the

                                       61

aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool mortgage insurer upon the disposition of all foreclosed properties. The amount of claims paid will include expenses incurred by the servicer on the foreclosed properties. Accordingly, if aggregate net claims paid under any pool mortgage insurance policy reach the original policy limit, coverage under that pool mortgage insurance policy may be exhausted and any further losses may be borne by one or more classes of noteholders.

EXCESS AVAILABLE INCOME

         In order to decrease the likelihood that the noteholders will experience principal losses, if specified in the relevant prospectus supplement, the issuer trustee will apply interest collections on the housing loans and other income of the trust remaining after payments of interest on the notes and any redraw bonds and the trust's other expenses to reimburse noteholders for principal charge offs allocated to the notes. These reimbursements will be allocated to the class or classes of notes, and to any redraw bonds and the standby redraw facility, in the manner described in the prospectus supplement.

RESERVE FUND

         If specified in the relevant prospectus supplement, one or more reserve funds will be established for a series with an entity specified in the prospectus supplement. The prospectus supplement will state whether or not the reserve fund will be part of the assets of the related trust. The reserve fund may be funded with an initial cash or other deposit or from collections on the housing loans or other sources, in either case in the manner specified in the prospectus supplement. The prospectus supplement will specify the manner and timing of distributions from the amounts in the reserve fund, which may include making payments of principal and interest on the notes and payment of other expenses of the relevant trust. The prospectus supplement will set forth the required reserve fund balance, if any, and when and to what extent the required reserve fund balance may be reduced. The prospectus supplement will further specify how any funds remaining in the reserve fund will be distributed after termination of the related trust or reduction of the required reserve fund balance to zero.

OVERCOLLATERALIZATION

         If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by overcollateralization where the principal amount of the housing loans exceeds the principal amount of the notes.
The prospectus supplement for the series will specify the manner in which the interest in the excess amount of the housing loans is held by Commonwealth Bank or any other seller and the extent to which the level of overcollateralization must be maintained while the Offered notes are outstanding.

LETTERS OF CREDIT

         If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by the issuance of one or more letters of credit by a bank or financial institution specified in the relevant prospectus supplement. The maximum obligation of the issuer of the letter of credit will be to honor requests for payment in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, as specified in the prospectus supplement. The duration of coverage and the amount and frequency and circumstances of any reduction in coverage provided by the letter of credit for a series will be described in the prospectus supplement.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

         If specified in the relevant prospectus supplement, the issuer trustee will enter into a minimum principal payment agreement with an entity meeting the criteria of the relevant rating agencies, under which agreement that entity will provide payments on some or all of the notes of the series in the event that aggregate scheduled principal payments and/or prepayments on the assets of the trust for that series are not

                                       62

sufficient to make payments on those notes to the extent specified in the prospectus supplement. The provisions of such an agreement will be more fully described in the prospectus supplement.

GUARANTEED INVESTMENT CONTRACT

         If specified in the relevant prospectus supplement, the issuer trustee for a series will enter into a guaranteed investment contract or an investment agreement with an entity specified in such prospectus supplement. Pursuant to the agreement, all or a portion of the amounts which would otherwise be held in the collections account would be invested with the entity specified in the prospectus supplement and earn an agreed rate of return. The issuer trustee would be entitled to withdraw amounts invested pursuant to the agreement in the manner specified in the prospectus supplement. The prospectus supplement for a series pursuant to which such an agreement is used will contain a description of the terms of the agreement.

OTHER INSURANCE, GUARANTEES AND SIMILAR INSTRUMENTS OR AGREEMENTS

         If specified in the relevant prospectus supplement, a series may also include insurance, guarantees or similar arrangements for the purpose of:

         o   maintaining timely payments or providing protection against losses on the assets included in a trust;

         o   paying administrative expenses; or

         o   establishing a minimum reinvestment rate on the payments made in respect of the assets or a minimum principal payment rate on the assets of a trust.

SERVICING OF THE HOUSING LOANS

APPOINTMENT AND OBLIGATIONS OF SERVICER

         Unless specified otherwise in the prospectus supplement for a series,
Commonwealth Bank will be appointed as the initial servicer of the housing loans on the terms set out in the series supplement for each series. Unless otherwise specified in the prospectus supplement for a series, the principal terms of
Commonwealth Bank's appointment as servicer will be as follows.

GENERAL SERVICING OBLIGATION

         The servicer will be required to administer the housing loans of a series in the following manner:

         o   in accordance with the corresponding series supplement;

         o   in accordance with the servicer's procedures manual and policies as they apply to those housing loans, which are under regular review and may change from time to time in accordance with business judgment and changes to legislation and guidelines established by relevant regulatory bodies; and

         o   to the extent not covered by the preceding paragraphs, in
             accordance with the standards and practices of a prudent lender in the business of originating and servicing retail home loans.

         The servicer's actions in servicing the housing loans will be binding on the issuer trustee, whether or not such actions are in accordance with the servicer's obligations. The servicer for a series will be entitled to delegate its duties under the series supplement for that series. The servicer at all time will remain liable for the acts or omissions of any delegate to the extent that those acts or omissions constitute a breach of the servicer's obligations.

POWERS

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         The function of servicing the housing loans of a series will be vested in the servicer and it will be entitled to service the housing loans to the exclusion of the issuer trustee. The servicer will have a number of express powers, which include the power:

         o   to release a borrower from any amount owing where the servicer has written-off or determined to write-off that amount or where it is required to do so by a court or other binding authority;

         o   subject to the preceding paragraph, to waive any right in respect of the housing loans and their securities, except that the servicer may not increase the term of a housing loan beyond 30 years from its settlement date unless required to do so by law or by the order of a court or other binding authority or if, in its opinion, such an increase would be made or required by a court or other binding authority;

         o   to release or substitute any security for a housing loan in accordance with the relevant mortgage insurance policy;

         o   to consent to subsequent securities over a mortgaged property for a housing loan, provided that the security for the housing loan retains priority over any subsequent security for at least the principal amount and accrued and unpaid interest on the housing loan plus any extra amount determined in accordance with the servicer's procedures manual and policies;

         o   to institute litigation to recover amounts owing under a housing loan, but it is not required to do so if, based on advice from internal or external legal counsel, it believes that the housing loan is unenforceable or such proceedings would be uneconomical;

         o   to take other enforcement action in relation to a housing loan as it determines should be taken; and

         o   to compromise, compound or settle any claim in respect of a mortgage insurance policy or a general insurance policy in relation to a housing loan or a mortgaged property for a housing loan.

UNDERTAKINGS BY THE SERVICER

         The servicer will undertake, among other things, the following:

         o   upon being directed by the issuer trustee following a Perfection of
             Title Event in relation to a series, it will promptly take all action required or permitted by law to assist the issuer trustee to perfect the issuer trustee's legal title to the housing loans and related securities of that series;

         o   to make reasonable efforts to collect all moneys due under the housing loans and related securities of that series and, to the extent consistent with the corresponding series supplement, to follow such normal collection procedures as it deems necessary and advisable;

         o   to comply with its material obligations under each mortgage insurance policy which is an asset of the trust;

         o   it will notify the issuer trustee if it becomes actually aware of the occurrence of any Servicer Default or Perfection of Title Event
             in relation to a series;

         o   it will obtain and maintain all authorizations, filings and registrations necessary to properly service the housing loans; and

         o   subject to the provisions of the Australian Privacy Act and its duty of confidentiality to its clients, it will promptly make available to the manager, the auditor of the corresponding trust and the issuer trustee any books, reports or other oral or written information and supporting evidence of which the servicer is aware that they reasonably request with respect to the trust or

                                       64

             the assets of the trust or with respect to all matters in respect of the activities of the servicer to which the corresponding series supplement relates.

ADMINISTER INTEREST RATES

         The servicer will set the interest rates to be charged on the variable rate housing loans and the monthly installment to be paid in relation to each housing loan. Subject to the next paragraph, while Commonwealth Bank is the servicer, it must charge the same interest rates on the variable rate housing loans in the pool as it does for housing loans of the same product type which have not been assigned to the issuer trustee.

         Unless one or more interest rate swaps are in place with respect to a trust to hedge any mismatch between the interest earned on the housing loans and the expenses of the trust, then, while any notes or redraw bonds are outstanding, the servicer must, subject to applicable laws, adjust the rates at which interest set-off benefits are calculated under the mortgage interest saver accounts in relation to the housing loans to rates which produce an amount of income which is sufficient to ensure that the issuer trustee has sufficient funds to comply with its obligations under the relevant transaction documents as they fall due. If rates at which such interest set-off benefits are calculated have been reduced to zero and the amount of income produced by the reduction of the rates on the mortgage interest saver accounts is not sufficient, the servicer must, subject to applicable laws, including the Australian Consumer
Credit Code, ensure that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.

COLLECTIONS

         The servicer will receive collections on the housing loans from borrowers. The servicer must deposit any collections into the collections account of the corresponding trust within 5 Business Days following its receipt.
However, unless specified otherwise in the relevant prospectus supplement, if the collections account for a trust is permitted to be maintained with the servicer and:

         o   the servicer has short term credit ratings of A-1+ from Standard &
             Poor's and P-1 from Moody's, it may retain collections until 10:00 am on the distribution date for the relevant collection period;

         o   the servicer has short term credit ratings of no lower than A-1 from Standard & Poor's and P-1 from Moody's, it may retain collections until 10.00 am on the distribution date for the relevant collection period. However, while the sum of all
             collections held by the servicer and the value of any Authorized
             Short-Term Investments which are with, or issued by, a bank or financial institution which has a short-term credit rating of A-1 from Standard & Poor's, exceeds 20% of the aggregate of the Stated
             Amounts of the notes and any redraw bonds, the servicer will only be entitled to retain any additional collections received for 2
             Business Days following receipt;

         o   the servicer has no credit ratings or has short term credit ratings of lower than A-1 from Standard & Poor's or lower than P-1 from
             Moody's, it may retain collections for 2 Business Days following receipt.

         After the applicable period referred to above, the servicer must deposit the collections into the collections account of the applicable trust.

         If collections are retained by the servicer in accordance with the first two paragraphs above, the servicer may retain any interest and other income derived from those collections but must when depositing the collections into the collections account also deposit interest on the collections retained equal to the

                                       65

interest that would have been earned on the collections if they had been deposited in the collections account within 5 Business Days of their receipt by the servicer.

SERVICING COMPENSATION AND EXPENSES

         The servicer will be entitled to a monthly fee in respect of each series, payable in arrears on each distribution date specified in the relevant prospectus supplement. The servicer's fee may be varied by agreement between the income unitholder, the manager and the servicer provided that the corresponding rating agencies are notified and the servicer's fee is not varied if it would cause a reduction, qualification or withdrawal in the credit rating of a note or any redraw bond of the series.

         The servicer must pay from its own funds all expenses incurred in connection with servicing the housing loans except for certain specified expenses in connection with, amongst other things, the enforcement of any housing loan or its related securities, the recovery of any amounts owing under any housing loan or any amount repaid to a liquidator or trustee in bankruptcy pursuant to any applicable law, binding code, order or decision of any court, tribunal or the like or based on advice of the servicer's legal advisers, which amounts are recoverable from the assets of the trust.

LIABILITY OF THE SERVICER

         The servicer will not be liable for any loss incurred by any noteholder, any redraw bondholder, any creditor of a trust or any other person except to the extent that such loss is caused by a breach by the servicer or any delegate of the servicer of the corresponding series supplement or any fraud, negligence or willful default by the servicer. In addition, the servicer will not be liable for any loss in respect of a default in relation to a housing loan in excess of the amount outstanding under the housing loan at the time of default less any amounts that the issuer trustee has received or is entitled to receive under a mortgage insurance policy in relation to that housing loan.

REMOVAL, RESIGNATION AND REPLACEMENT OF THE SERVICER

         If the issuer trustee determines that the performance by the servicer of its obligations under a series supplement relating to a series is no longer lawful and there is no reasonable action that the servicer can take to remedy this, or a Servicer Default is subsisting, the issuer trustee must by notice to the servicer immediately terminate the rights and obligations of the servicer in relation to the housing loans of that series and appoint another bank or appropriately qualified organization to act in its place.

         Unless specified otherwise in the related prospectus supplement, a
SERVICER DEFAULT in relation to a series will occur if:

         o   the servicer fails to remit any collections or other amounts received within the time periods specified in the corresponding series supplement and that failure is not remedied within 5
             Business Days, or such longer period as the issuer trustee may agree, of notice of that failure given by the manager or the issuer trustee;

         o   the servicer fails to prepare and transmit the information required by the manager by the date specified in the corresponding series supplement and that failure is not remedied within 20 Business
             Days, or such longer period as the issuer trustee may agree, of notice of that failure given by the manager or the issuer trustee and has or will have an Adverse Effect in relation to that trust as reasonably determined by the issuer trustee;

         o   a representation, warranty or certification made by the servicer in a transaction document, or in any certificate delivered pursuant to a transaction document in relation to that series, proves incorrect when made and has or will have an Adverse Effect in relation to that series as

                                       66

             reasonably determined by the issuer trustee and is not remedied within 60 Business Days after receipt by the servicer of notice from the issuer trustee requiring remedy;

         o   an Insolvency Event occurs in relation to the servicer;

         o   if the servicer is a seller and is acting as custodian, it fails to deliver all the mortgage documents to the issuer trustee following a document transfer event in accordance with the corresponding series supplement and does not deliver to the issuer trustee the outstanding documents within 20 Business Days of receipt of a notice from the issuer trustee specifying the outstanding
             documents;

         o   the servicer fails to adjust the rates on the mortgage interest saver accounts or fails to maintain the required threshold rate on the housing loans where an appropriate interest rate swap is not in place and that failure is not remedied within 20 Business Days of its occurrence; or

         o   the servicer breaches its other obligations under a transaction document in relation to that series and that breach has or will have an Adverse Effect in relation to that series as reasonably determined by the issuer trustee and:

             o   the breach is not remedied within 20 Business Days after
                 receipt of notice from the trustee or manager requiring its remedy; and

             o   the servicer has not paid satisfactory compensation to the issuer trustee.

         The servicer may voluntarily retire as the servicer of the housing loans relating to a series if it gives the issuer trustee 3 months' notice in writing or such lesser period as the servicer and the issuer trustee agree. Upon retirement the servicer may appoint in writing any other corporation approved by the issuer trustee, acting reasonably. If the servicer does not propose a replacement by one month prior to its proposed retirement, the issuer trustee may appoint a replacement.

         Pending the appointment of a new servicer, the issuer trustee will act as servicer and will be entitled to the servicer's fee.

         The appointment of a substitute servicer in relation to a series is subject to confirmation from the corresponding rating agencies that the appointment will not cause a reduction, qualification or withdrawal in the credit ratings of the notes or any redraw bonds of that series.

CUSTODY OF THE HOUSING LOAN DOCUMENTS

DOCUMENT CUSTODY

         Unless otherwise stated in the prospectus supplement for a series the servicer will act as custodian in relation to all documents relating to the housing loans, a seller's securities and, where applicable, the certificates of title to property subject to those securities, until a transfer of the housing loan documents to the issuer trustee for a series as described below.

         Unless otherwise specified in the prospectus supplement for a series, the principal terms of the servicer's appointment as custodian will be as follows.

RESPONSIBILITIES AS CUSTODIAN

         The servicer's duties and responsibilities as custodian will include:

         o   holding the housing loan documents in accordance with its standard safe keeping practices and in the same manner and to the same extent as it holds its own documents;

                                       67

         o   marking and segregating the security packages containing the housing loan documents in a manner to enable easy identification by the issuer trustee when the issuer trustee is at the premises where the housing loan documents are located with a letter provided by that seller explaining how those security packages are marked or segregated;

         o   maintaining reports on movements of the housing loan documents;

         o   providing to the issuer trustee prior to the closing date for a series and quarterly thereafter a file, as provided by each seller, containing certain information in relation to the storage of the housing loan documents and the borrower, mortgaged property and housing loan account number in relation to each housing loan; and

         o   curing any deficiencies noted by the auditor in a document custody audit report for that series.

AUDIT

         The servicer will be audited by the auditor of each trust on an annual basis in relation to its compliance with its obligations as custodian of the housing loan documents for that trust and will be instructed to provide a document custody audit report. The document custody audit report will grade the servicer from "A" (good) to "D" (adverse). If the servicer receives an adverse document custody audit report in relation to that trust, the issuer trustee must instruct the auditor to conduct a further document custody audit report.

TRANSFER OF HOUSING LOAN DOCUMENTS

         If:

         o   an adverse document custody audit report for a trust is provided by the auditor and a further report, conducted no earlier than one month nor later than two months after the first report, is also an adverse report for that trust; or

         o   the issuer trustee replaces Commonwealth Bank as the servicer for that trust when entitled to do so,

the servicer, upon notice from the issuer trustee, will transfer custody of the housing loan documents for that trust to the issuer trustee. This obligation will be satisfied if the servicer delivers the housing loan documents in relation to 90% by number of the housing loans within 5 Business Days of that notice and the balance within 10 Business Days of that notice.

         In addition, if:

         o   the issuer trustee declares that a Perfection of Title Event has occurred in relation to a trust other than a Servicer Default referred to in the next bullet point; or

         o   the issuer trustee considers in good faith that a Servicer Default has occurred in relation to a trust as a result of a breach of certain of the servicer's obligations which has or will have an
             Adverse Effect in relation to that trust which is not remedied within the required period, and the issuer trustee serves a notice on the servicer identifying the reasons why it believes that has occurred,

the servicer will, immediately following notice from the issuer trustee, transfer custody of the mortgage documents relating to that trust to the issuer trustee.

         The servicer, as custodian, will not be required to deliver housing loan documents that are deposited with a solicitor, acting on behalf of the servicer, a land titles office, a stamp duty office or a governmental agency or lost but will provide a list of these to the issuer trustee and deliver them upon receipt or take steps to replace them, as applicable.

                                       68

REAPPOINTMENT OF SERVICER AS CUSTODIAN

         The issuer trustee may, following a transfer of the housing loan documents of a trust, reappoint the servicer as custodian of those housing loan documents provided that the corresponding rating agencies confirm that this will not cause a reduction, qualification or withdrawal in the credit rating of any note or redraw bond of that trust.

CLEAN-UP AND EXTINGUISHMENT

         Commonwealth Bank, for itself and on behalf of any other seller specified in the prospectus supplement for a series, will have certain rights to extinguish the issuer trustee's interest in the housing loans for a series and the related securities, mortgage insurance policies and other rights, or to otherwise regain the benefit of the housing loans and the related securities, mortgage insurance policies and other rights, if:

         o   the date on which the total principal outstanding on the housing loans of the series is less than 10% of the total principal outstanding on those housing loans on the cut-off date for that series has occurred or is expected to occur on or before the next distribution date; or

         o   both of the following events occur:

             o   the issuer trustee will be entitled to redeem the notes and any redraw bonds of the series because of the imposition of a
                 withholding or other tax; and

             o   Commonwealth Bank has previously notified the manager that the
                 Australian Prudential Regulation Authority will permit it to exercise on behalf of itself and any other seller specified in the prospectus supplement its rights to extinguish the issuer trustee's interest in the housing loans of the series
                 notwithstanding that the total principal outstanding on the housing loans of the series is greater than 10% of the total principal outstanding on those housing loans on the cut-off date for that series.

         Unless specified otherwise in the relevant prospectus supplement,
Commonwealth Bank may only exercise those rights by paying to the issuer trustee for the relevant series on a distribution date specified in the relevant prospectus supplement the amount determined by the manager to be the aggregate of the Fair Market Value as at the last day of the immediately preceding accrual period of the housing loans for that series. If any notes or redraw bonds of a series are outstanding Commonwealth Bank will not be able to exercise those rights unless the amount to be paid by Commonwealth Bank to the issuer trustee will be sufficient to redeem those notes and redraw bonds. In addition,
Commonwealth Bank may not exercise those rights where the issuer trustee's right to redeem the notes and any redraw bonds of a series arises from the imposition of a tax or duty applicable only to the Offered notes and the holders of 75% of the aggregate Invested Amount of the Offered notes have elected that they do not require the issuer trustee to redeem the Offered notes.

         The prospectus supplement for a series may specify additional or different provisions for that series in relation to the extinguishment of the issuer trustee's interest in the housing loans of that series.

CHANGES TO THE TRANSACTION DOCUMENTS

         Unless specified otherwise in the prospectus supplement for a series, and subject to the provisions described above in relation to amendments to the master trust deed, the Offered notes, any note trust deed, any series supplement or any security trust deed, the issuer trustee and the manager may agree to amend any transaction document of a series, and may enter into new transaction documents for a series, after the relevant Offered notes have been issued and without the consent of the holders of the Offered notes in that series, provided that each rating agency for that series has advised the manager that this will not result in a reduction, qualification or withdrawal of the ratings given to the notes of that series by that rating agency.

                                       69

                       PREPAYMENT AND YIELD CONSIDERATIONS

         The following discussions of prepayment and yield considerations is intended to be general in nature and reference is made to the discussion in each prospectus supplement for a series regarding prepayment and yield considerations particular to that series.

GENERAL

         The rate of principal payments and aggregate amount of distributions on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans. The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by a seller. Subject to the payment of any applicable fees and break costs, in the case of fixed rate loans, the housing loans may be prepaid by the mortgagors at any time.

PREPAYMENTS

         Prepayments, liquidations and purchases of the housing loans, including the optional purchase of the remaining housing loans in connection with the termination of a trust, will result in early distributions of principal amounts on the notes.

         Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, we cannot assure you as to the rate of payment or the rate of principal prepayments. The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

         o   the degree to which a note is purchased at a discount or premium;
             and

         o   the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

         A wide variety of factors, including economic, demographic, geographic, legal, tax, social and other factors may affect the trust's prepayment experience with respect to the housing loans. For example, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

         There is no assurance that the prepayment of the housing loans included in the related trust will conform to any level of any prepayment standard or model specified in the prospectus supplement.

WEIGHTED AVERAGE LIVES

         The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date the amount in respect of principal repayable under the note is reduced to zero.

         Usually greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium. The effect on yield due to principal prepayments occurring at a rate that is faster or slower than the rate anticipated will not be entirely offset by a subsequent similar reduction or increase, as applicable, in the rate of principal payments. The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

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                                  THE SERVICER

         The following description of the servicing, collection and enforcement procedures and processes of the servicer apply in respect of housing loans originated by each seller and is intended to be general in nature. The prospectus supplement for a series may specify different or additional servicing procedures in respect of that series for the servicer. Reference is therefore made to the discussion in each prospectus supplement for a series regarding the servicing, collection and enforcement procedures and processes of the servicer particular to that series.

GENERAL

         Unless specified otherwise in the prospectus supplement for a series,
Commonwealth Bank will be appointed as the initial servicer of the housing loans with a power to delegate to related companies within the Commonwealth Bank group. The day to day servicing of the housing loans will be performed by the servicer at Commonwealth Bank's loan processing centers, presently located in
Sydney, Melbourne, Brisbane, Perth and Adelaide, and at the retail branches and telephone banking and marketing centers of Commonwealth Bank and a Homepath contact center operated by Commonwealth Bank. Servicing procedures undertaken by loan processing centers include partial loan security discharges, loan security substitutions, consents for subsequent mortgages and arrears management.
Customer enquiries will be dealt with by the retail branches and telephone banking and marketing centers. For a further description of the duties of the servicer, see "Description of the Transaction Documents--Servicing of the
Housing Loans".

COLLECTION AND ENFORCEMENT PROCEDURES

         Pursuant to the terms of the housing loans, borrowers must make the minimum repayment due under the terms and conditions of the housing loans, on or before each monthly installment due date. A borrower may elect to make his or her repayments weekly or fortnightly so long as the equivalent of the minimum monthly repayment is received on or before the monthly installment due date.
Borrowers often select repayment dates to coincide with receipt of their salary or other income. Unless specified otherwise in this prospectus or in a prospectus supplement for a series, scheduled loan repayments in respect of housing loans for each series may be made by payment to a retail branch by cash or check or by direct debit to a nominated bank account or direct credit from the borrower's salary by their employer. Payments can be on a monthly, bi-weekly or weekly basis. The scheduled loan repayments on Homepath loans are only made by way of direct debits to a nominated bank account. Payments in addition to scheduled payments can also be made via electronic funds transfer.

         A housing loan is subject to action in relation to arrears of payment whenever the monthly repayment is not paid by the monthly installment due date.
However, under the terms of the housing loans, borrowers may prepay amounts which are additional to their required monthly repayments to build up a "credit buffer," being the difference between the total amount paid by them and the total of the monthly repayments required to be made by them. If a borrower subsequently fails to make some or all of a required monthly repayment, the servicing system will apply the amount not paid against the credit buffer until the total amount of missed payments exceeds the credit buffer. The housing loan will be considered to be arrears only in relation to that excess. See
"Commonwealth Bank Residential Loan Program--Commonwealth Bank's Product
Types--Payment Holidays" in this prospectus.

         Commonwealth Bank's product system identifies all housing loan accounts which are in arrears and produces lists of those housing loans for the automated collection system. The collection system allocates

                                       71

overdue loans to designated collection officers within Commonwealth Bank who take action in relation to the arrears.

         Actions taken by Commonwealth Bank in relation to delinquent accounts will vary depending on a number of elements, including the following and, if applicable, with the input of a mortgage insurer:

         o   arrears history;

         o   equity in the property; and

         o   arrangements made with the borrower to meet overdue payments.

         If satisfactory arrangements cannot be made to rectify a delinquent housing loan, legal notices are issued and recovery action is initiated by
Commonwealth Bank in the name of the mortgagee. This includes, if the mortgagee obtains possession of the mortgaged property, ensuring that the mortgaged property supporting the housing loan still has adequate general home owner's insurance and that the upkeep of the mortgaged property is maintained. Recovery action is arranged by experienced collections staff in conjunction with internal or external legal advisers. A number of sources of recovery are pursued including the following:

         o   voluntary sale by the mortgagor;

         o   guarantees;

         o   government assistance schemes;

         o   mortgagee sale;

         o   claims on mortgage insurance; and

         o   action against the mortgagor/borrower personally.

         It should be noted that Commonwealth Bank reports all actions that it takes on overdue housing loans to the relevant mortgage insurer where required in accordance with the terms of the mortgage insurance policies.

COLLECTION AND ENFORCEMENT PROCESS

         When a housing loan is more than 7 days delinquent, a letter is issued to the borrower to seek full and immediate clearance of all arrears. In the absence of successful contact, a phone call is made to the borrower. If the housing loans have a direct debit payment arrangement, a sweep of the nominated account is made to rectify the arrears.

         When a housing loan reaches 60 days delinquent, a default notice is sent advising the borrower that if the matter is not rectified within a period of 30 days, Commonwealth Bank is entitled to commence enforcement proceedings in the name of the mortgagee without further notice. Normally a further notice will be issued to a borrower on an account which is 90 days delinquent advising the borrower that failure to comply within 30 days will result in Commonwealth Bank exercising the mortgagee's power of sale in the name of the mortgagee. At 120 days delinquent, a letter of demand and notice to vacate is issued to the borrower, followed by a statement of claim at 150 days delinquent.

         Service of a statement of claim is the initiating process in the relevant Supreme Court. Once a borrower is served with a statement of claim, the borrower is given, depending on the jurisdiction, from 14 up to 40 days to file a notice of appearance and defense and, failing this, Commonwealth Bank in the name of the mortgagee will apply to the court to have judgment entered in the mortgagee's favor. Commonwealth

                                       72

Bank will then apply in the name of the mortgagee for a writ of possession whereby the sheriff will set an eviction date. Appraisals and valuations are ordered and a reserve price is set for sale by way of public auction, tender or private treaty. These time frames assume that the borrower has either taken no action or has not honored any commitments made in relation to the delinquency to the satisfaction of Commonwealth Bank and the mortgage insurers.

         It should also be noted that Commonwealth Bank's ability to exercise the mortgagee's power of sale in the mortgagee's name is dependent upon the statutory restrictions of the relevant state or territory as to notice requirements. In addition, there may be factors outside the control of
Commonwealth Bank such as whether the mortgagor contests the sale and the market conditions at the time of sale. These issues may affect the length of time between the decision of Commonwealth Bank to exercise the mortgagee's power of sale on the mortgagee's behalf and final completion of the sale.

                                 USE OF PROCEEDS

         The issuer trustee will apply all or substantially all of the net proceeds from the sale of Offered notes of each series, after exchange under any applicable currency swap, for one or more of the following purposes as specified in the relevant prospectus supplement:

         o   to purchase the assets of the trust;

         o   to repay indebtedness which has been incurred to obtain funds to acquire the assets of the trust;

         o   to establish any reserve funds described in the prospectus supplement; and

         o   to pay costs of structuring and issuing the notes, including the costs of obtaining any credit enhancement.

         If so specified in the prospectus supplement, the purchase of the assets of the trust for a series may be effected by an exchange of notes with the seller of such assets of the trust.

                       Legal Aspects of the Housing Loans

         The following discussion is a summary of the material legal aspects of
Australian retail housing loans and mortgages and represent the opinions of
Clayton Utz, legal counsel for Commonwealth Bank. It is not an exhaustive analysis of the relevant law. Some of the legal aspects are governed by the law of the applicable State or Territory. Laws may differ between States and
Territories. The summary does not reflect the laws of any particular jurisdiction or cover all relevant laws of all jurisdictions in which a mortgaged property may be situated, although it reflects the material aspects of the laws of New South Wales, Australia (except where it expressly provides otherwise), without referring to any specific legislation of that State. It is suggested that purchasers of the Offered notes should consult their own legal advisers for advice on the legal aspects of Australian retail housing loans and mortgages.

         The prospectus supplement for a series will provide analysis on any additional legal aspects of Australian retail housing loans and mortgages which are considered material for that series or updates to the legal analysis in this section as a result of changes in law or in the interpretation of that law.

                                       73

GENERAL

         There are two parties to a mortgage. The first party is the mortgagor, who is either the borrower or, where the relevant loan is guaranteed and the guarantee is secured by a mortgage, the guarantor. The mortgagor grants the mortgage over its property. The second party is the mortgagee, who is the lender. Each housing loan will be secured by a mortgage which has a first ranking priority in respect of the mortgaged property over all other mortgages granted by the relevant borrower or guarantor and over all unsecured creditors of the borrower or guarantor, except in respect of certain statutory rights such as some rates and taxes, which are granted statutory priority. Each borrower under the housing loans is prohibited under its loan documents from creating another mortgage or other security interest over the relevant mortgaged property without the consent of the seller of that housing loan.

NATURE OF HOUSING LOANS AS SECURITY

         There are a number of different forms of title to land in Australia.
The most common form of title in Australia is "Torrens title."

         "Torrens title" land is freehold or leasehold title, interests in which are created by registration in one or more central land registries of the relevant State or Territory. Each parcel of land is represented by a specific certificate of title. The original certificate is retained by the registry, and in most States a duplicate certificate is issued to the owner. Pro forma instruments are used to register most dealings with the relevant land.

         Torrens title system differs from that in the United States in that it is a statutory based system of indefeasible title by registration with a central land registry. This means that conclusive evidence of a proprietor's title to the land can be ascertained from examination of the register, and upon registration a proprietor's interest is not dependant on his predecessor's title. As a result it is not necessary to investigate the previous chain of title for the property, or obtain title insurance to guarantee valid title.
Additionally, under the Torrens title system, transfer of title occurs by way of registration, rather than being effected by a deed.

         Ordinarily the relevant certificate of title, or any registered plan referred to in it, will reveal the position and dimensions of the land, the present owner, and any mortgages, registered easements and other dealings to which it is subject. In some jurisdictions, leases of more than three years are required to be registered. Otherwise, leases are generally not registered. The certificate is conclusive evidence, except in limited circumstances, such as fraud, of the matters stated in it.

         Some Torrens title property securing housing loans and thus comprised in the mortgaged property, will be "strata title," "stratum title" or
"residential Crown leasehold."

STRATA TITLE AND STRATUM TITLE

         "Strata title" and "stratum title" were developed to enable the creation of, and dealings with, apartment units which are similar to condominiums in the United States, and are governed by the legislation of the
State or Territory in which the property is situated. Under both strata title and stratum title, each proprietor has title to, and may freely dispose of, their apartment unit. Certain parts of the property, such as the land on which the building is erected, the stairwells, entrance lobbies and the like, are known as "common property" and are held by an "owners corporation" or a "service company" for the benefit of the individual proprietors. All proprietors are members of the owners corporation or service company, which is vested with the control, management and administration of the common property and the strata scheme generally, for the benefit of the proprietors.

                                       74

         Only Torrens title land can be the subject of strata or stratum title in this way, and so the provisions referred to in this section in relation to
Torrens title apply to the title in an apartment unit held by a strata or stratum proprietor.

RESIDENTIAL CROWN LEASEHOLD

         All land in the Australian Capital Territory is owned by the
Commonwealth of Australia and is subject to a leasehold system of land title known as Crown leasehold. Mortgaged residential property in that jurisdiction comprises a Crown lease and developments on the land are subject to the terms of that lease. Any such lease:

         o   cannot have a term exceeding 99 years, although the term can be extended in effect under a straightforward administrative process, whereby the existing lease is surrendered and a new lease is granted for a term not exceeding 99 years, unless the Commonwealth or Australian Capital Territory Government considers that the land is required for a public purpose; and

         o   is subject to a nominal rent of 5 cents per annum on demand.

         As with other Torrens title land, the mortgagor's leasehold interest in the land is entered in a central register and, subject to some exceptions, the mortgagor may deal with its residential leasehold interest, including granting a mortgage over the property, without consent from the government.

         In all cases where mortgaged property consists of a leasehold interest, the unexpired term of the lease exceeds the term of the housing loan secured by that mortgaged property.

         Leasehold property may become subject to native title claims. Native title has only quite recently been recognized by Australian courts. Native title to particular property is based on the traditional laws and customs of indigenous Australians and is not necessarily extinguished by grants of Crown leases over that property. The extent to which native title exists over property, including property subject to a Crown lease, depends on how that property was previously used by the indigenous claimants asserting native title, and whether the native title has been extinguished by the granting of the leasehold interest. If the lease confers the right of exclusive possession over the property, which is typically the case with residential leases, the current view is that native title over the relevant property would be extinguished.
Whether a lease confers exclusive possession will depend on a construction of the lease and the legislation under which the lease was granted.

TAKING SECURITY OVER LAND

         The law relating to the granting of securities over real property is made complex by the fact that each State and Territory has separate governing legislation. The following is a brief overview of some issues involved in taking security over land.

         Under Torrens title, registration of a mortgage using the prescribed form executed by the mortgagor is required in order for the mortgagee to obtain both the remedies of a mortgagee granted by statute and the relevant priorities against other secured creditors. To this extent, the mortgagee is said to have a legal or registered title. However, unlike the position in the United States, the grant of the mortgage does not transfer title in the property, and the mortgagor remains as legal owner. Rather, once registered in the Torrens Title system, the Torrens mortgage operates as a statutory charge. The mortgagee does not obtain an estate in the property but does have an interest in the land which is marked on the register and the certificate of title for the property. A search of the register by any subsequent creditor or proposed creditor will reveal the existence of the prior mortgage.

                                       75

         In most States and Territories, a mortgagee will retain a duplicate certificate of title which mirrors the original certificate of title held at the relevant land registry office. Although the certificate is not a document of title as such, the procedure for replacement is sufficiently onerous to act as a deterrent against most mortgagor fraud. Failure to retain the certificate may in certain circumstances constitute negligent conduct resulting in a postponement of the mortgagee's priority to a later secured creditor.

         In Queensland, under the Land Title Act 1994, duplicate certificates of title are no longer issued to mortgagees as a matter of practice. A record of the title is stored on computer at the land registry office and the mortgage is registered on that computerized title.

         Once the mortgagor has repaid his or her debt, a discharge executed by the mortgagee is lodged with the relevant registrar by the mortgagor or the mortgagee and the mortgage is noted as having been released.

EACH SELLER AS MORTGAGEE

         Commonwealth Bank, or any other seller specified in the prospectus supplement for a series, as applicable, is, and until a Perfection of Title
Event in relation to that series occurs, intends to remain the registered mortgagee of all the mortgages originated by it. The borrowers will not be aware of the equitable assignment of the housing loans and mortgages to the issuer trustee.

         Prior to any Perfection of Title Event in relation to a series,
Commonwealth Bank, as servicer, will undertake any necessary enforcement action with respect to defaulted housing loans and mortgages relating to that series.
Following a Perfection of Title Event in relation to a series, the issuer trustee will be entitled, under an irrevocable power of attorney granted to it by each seller, to be registered as mortgagee of the applicable mortgages. Until that registration is achieved, the issuer trustee or the manager will be entitled to lodge caveats on the register publicly to notify its interest in the applicable mortgages (and must do so if it has not commenced to take all necessary steps to perfect its legal title within 30 Business Days of its declaration that a Perfection of Title Event has occurred).

ENFORCEMENT OF REGISTERED MORTGAGES

         Subject to the discussion in this section, if a borrower defaults under a housing loan, the loan documents provide that all moneys under the housing loan may be declared immediately due and payable. In Australia, a lender may sue to recover all outstanding principal, interest and fees under the personal covenant of a borrower contained in the loan documents to repay those amounts.
In addition, the lender may enforce a registered mortgage in relation to the defaulted loan. Enforcement may occur in a number of ways, including the following:

         o   The mortgagee may enter into possession of the property. If it does so, it does so in its own right and not as agent of the mortgagor, and so may be personally liable for mismanagement of the property and to third parties as occupier of the property.

         o   The mortgagee may, in limited circumstances, lease the property to third parties.

         o   The mortgagee may foreclose on the property. The expression
             "foreclosure" has a very different meaning from that used in the
             United States. Under foreclosure procedures, the mortgagee extinguishes the mortgagor's title to the property so that the mortgagee becomes the absolute owner of the property, a remedy that is, because of procedural constraints, almost never used. If the mortgagee forecloses on the property, it loses the right to sue the borrower under the personal covenant to repay and can look only to the value of the property for satisfaction of the debt.

                                       76

         o   The mortgagee may appoint a receiver to deal with income from the property or exercise other rights delegated to the receiver by the mortgagee. A receiver is the agent of the mortgagor and so, unlike when the mortgagee enters possession of property, in theory the mortgagee is not liable for the receiver's acts or as occupier of the property. In practice, however, the receiver will require indemnities from the mortgagee that appoints it.

         o   The mortgagee may sell the property, subject to various duties to ensure that the mortgagee exercises the power of sale properly. In some jurisdictions in Australia this equates with a duty of care to act reasonably (as in the United Kingdom), while in others the standard is lower, being a requirement only to act in good faith and not sacrifice the mortgagor's interests. Where the mortgagor however is a corporation, the Australian Corporations Act 2001 imposes a separate duty of care to obtain the market value or the best price otherwise reasonably obtainable. This standard is effectively the same as the duty of care standard referred to above. The power of sale is usually expressly contained in the mortgage documents, and is also implied in registered mortgages under the relevant Torrens title legislation. The Torrens title legislation prescribes certain forms and periods of notice to be given to the mortgagor prior to enforcement. A sale under a mortgage may be by public auction, tender or private treaty. No specific method of sale is set down by law. Once registered, the purchaser of property sold pursuant to a mortgagee's power of sale becomes the absolute owner of the property. Provided that the mortgagee has not exchanged contracts for the sale of the mortgaged property (or otherwise irrevocably bound itself to sell to a third party), the borrower may always redeem the mortgage by tendering to the mortgagee all monies due under it.

         A mortgagee's ability to call in all amounts under a housing loan or enforce a mortgage which is subject to the Australian Consumer Credit Code is limited by various demand and notice procedures which must be followed. For example, as a general rule enforcement cannot occur unless the relevant default is not remedied within 30 days after a default notice is given. Borrowers may also be entitled to initiate negotiations with the mortgagee for a postponement of enforcement proceedings.

PENALTIES AND PROHIBITED FEES

         Australian courts will not enforce an obligation of a borrower to pay default interest on delinquent payments if the court determines that the relevant default interest rate is a penalty. A default interest rate will not be a penalty if the amount payable on default is a genuine pre-estimate of the loss that the lender will suffer as a result of the default. In addition, if the rate is too high, the Australian Consumer Credit Code may entitle the borrower to have the loan agreement re-opened on the ground that it is unjust. Under the
Australian Corporations Act 2001, where a company is being wound up, a loan is voidable if it is an unfair loan. A loan will only be unfair if the interest or charges on the loan were extortionate when the loan was made or have become extortionate because of a variation.

         The Australian Consumer Credit Code requires that certain fees or charges to be levied by the lender must be provided for in the contract, otherwise they cannot be levied. The Australian Consumer Credit Code and the regulations under the Australian Consumer Credit Code and the regulations under the Australian Consumer Credit Code may also from time to time prohibit certain fees and charges. There are none currently so prohibited. The Australian
Consumer Credit Code also requires that establishment fees, early termination fees and prepayment fees must not be unconscionable otherwise a Court may reduce or set them aside and make ancillary or consequential orders.

                                       77

BANKRUPTCY AND INSOLVENCY

         The insolvency of a natural person is governed by the provisions of the
Bankruptcy Act 1966 of Australia, which is a federal statute. Generally, secured creditors of a natural person, such as mortgagees under real property mortgages, stand outside the bankruptcy. That is, the property of the bankrupt which is available for distribution by the trustee in bankruptcy does not include the secured property. The secured creditor may, if it wishes, prove, or file a claim, in the bankruptcy proceeding as an unsecured creditor in a number of circumstances, including if they have realized the related mortgaged property and their debt has not been fully repaid, in which case they can prove for the unpaid balance. Certain dispositions of property by a bankrupt may be avoided by the trustee in bankruptcy. These include where:

         o   the disposition was made to defraud creditors;

         o   the disposition was made by an insolvent debtor within a prescribed period and that disposition had the effect of giving a creditor a preference, priority or advantage over other creditors; or

         o   (under currently proposed legislation before Parliament) the disposition was made to prevent property becoming divisible among the bankrupt's creditors even if at the time of the disposition the bankrupt was not insolvent.

         The insolvency of a company is governed by the Australian Corporations
Act 2001. Again, secured creditors generally stand outside the insolvency.
However, a liquidator may avoid a housing loan or a mortgage which is voidable under the Australian Corporations Act 2001 because it is an uncommercial transaction, or an unfair preference to a creditor and that transaction occurs:

         o   when the company is insolvent, or an act is done, or an omission is made, to give effect to the transaction when the company is insolvent, or the company becomes insolvent because of, or because of matters including, the entering into of the transaction or the doing of an act, or the making of an omission, to give effect to the transaction; and

         o   within a prescribed period prior to the commencement of the winding up of the company.

         A liquidator may also avoid a housing loan if it is an unfair loan being a loan in relation to which an extortionate interest rate or charges are levied. The appointment of an administrator to a company will give rise to a statutory moratorium which delays enforcement of a mortgage given by a company unless it is over all or substantially all of its assets.

ENVIRONMENTAL

         Real property in Australia is subject to a range of environmental laws, which deal with issues such as planning regulation and land contamination. Most environmental laws in Australia are State-based, and laws may therefore vary among the various Australian States and Territories. Federal laws provide additional regulation in respect of some environmental issues.

         Planning laws in Australia regulate the way in which land is used and generally rely on planning policies to identify appropriate land uses. Those policies and laws may require planning approvals to be obtained for the relevant permissible use in order to be a lawful use. If land is used for a use which is not permissible or if an appropriate planning approval has not be obtained, it is possible for those unlawful uses to be restrained. Proceedings to restrain unlawful uses will generally be taken by the relevant consent authority but in some States legislation permits these proceedings to be brought by any person without the need to establish standing.

         Most Australian jurisdictions have, or are proposing to introduce, legislation which addresses responsibility for contamination of land. Initial responsibility is usually (but not always) cast on the person

                                       78

whose activities are likely to have caused the contamination. However, in some circumstances, other classes of persons such as an owner or occupier of land may bear some responsibility at law for contamination of that land. These other classes of persons may include lenders or security holders, but generally only where they take possession or control of the land (for example, to enforce a security).

         Regulatory authorities usually have power to require persons whom they hold responsible for contaminated land to investigate the contamination and/or clean up the contamination. Alternatively, a regulatory authority may carry out investigation or clean up work itself and recover the cost of doing so from other persons held responsible for the contamination. Many jurisdictions provide for the recovery of costs of investigation and/or clean up as between persons who may be held responsible for the contamination. In addition, some jurisdictions provide for the creation of security interests over land to protect claims for contribution to these costs. This may give rise to issues of priority of security interests. The security interests may have priority over pre-existing mortgages. To the extent that the issuer trustee or a receiver appointed on its behalf incurs any such liabilities, it will be entitled to be indemnified out of the assets of the trust.

INSOLVENCY CONSIDERATIONS

         The structure of the Medallion program is intended to mitigate insolvency risk. For example, the equitable assignment of the housing loans by a seller to the issuer trustee should ensure that the housing loans are not assets available to the liquidator or creditors of the seller in the event of the insolvency of that seller. Similarly, the assets in a trust should not be available to other creditors of the issuer trustee in its personal capacity or as trustee of any other trust in the event of the insolvency of the issuer trustee.

         If any Insolvency Event occurs with respect to the issuer trustee in its capacity as trustee of a trust, the security trust deed relating to that trust may be enforced by the security trustee at the direction of the Voting
Secured Creditors relating to that trust. See "Description of the Transaction
Documents--The Security Trust Deed--Enforcement of the Charge". The security created by the security trust deed will stand outside any liquidation of the issuer trustee, and the assets the subject of that security will not be available to the liquidator or any creditor of the issuer trustee, other than a creditor which has the benefit of the security trust deed or is a creditor of the relevant trust with a right of subrogation to the issuer trustee's lien over the assets of the trust. The proceeds of enforcement of the security trust deed for a series are to be applied by the security trustee as set out in
"Description of the Transaction Documents--The Security Trust Deed--Priorities
under the Security Trust Deed" in the prospectus supplement for that series. If the proceeds from enforcement of the security trust deed for a series are not sufficient to redeem the Offered notes in that series in full, some or all of the holders of the Offered notes in that series will incur a loss.

DEDUCTIBILITY OF INTEREST ON AUSTRALIAN HOUSING LOANS

         Under Australian tax laws, interest on loans used to purchase a person's primary place of residence is not ordinarily deductible for taxation purposes. Conversely, interest payments on loans and other non-capital expenditures relating to non-owner occupied properties that generate taxable income are generally allowable as tax deductions.

AUSTRALIAN CONSUMER CREDIT CODE

         Some or all of the housing loans and related mortgages and guarantees are regulated by the Australian Consumer Credit Code. Under that legislation, a borrower, guarantor or mortgagor may have a right to apply to a court to make orders in relation to the following, among other things:

                                       79

         o   in the case of a borrower, vary the terms of a housing loan on the grounds of hardship;

         o   vary the terms of a housing loan and related mortgage or guarantee or a change to such documents, that are unjust, and reopen the transaction that gave rise to the housing loan and any related mortgage or guarantee or change;

         o   in the case of a borrower or guarantor, reduce or cancel any interest rate payable on the housing loan arising from a change to that rate which is unconscionable;

         o   have certain provisions of the housing loan or a related mortgage, guarantee which are in breach of the legislation declared void or unenforceable;

         o   obtain restitution or compensation from the credit provider in relation to any breaches of the Australian Consumer Credit Code in relation to the housing loan or a related mortgage or guarantee; or

         o   seek various remedies for other breaches of the Australian Consumer
             Credit Code.

         Any such order may affect the timing or amount of interest, fees or charges or principal payments under the relevant housing loan (which might in turn affect the timing or amount of interest or principal payments under the
Offered notes).

         Breaches of the Australian Consumer Credit Code may also lead to civil penalties or criminal fines being imposed on the seller, for so long as it holds legal title to the housing loans and the mortgages. If the issuer trustee acquires legal title, it will then become primarily responsible for compliance with the Australian Consumer Credit Code. The amount of any civil penalty payable by a seller may be set off against any amount payable by the borrower under the housing loans.

         The issuer trustee will be indemnified out of the assets of the relevant trust for liabilities it incurs under the Australian Consumer Credit
Code. Where the issuer trustee is held liable for breaches of the Australian
Consumer Credit Code, the issuer trustee must seek relief initially under any indemnities provided to it by the manager, the servicer or a seller before exercising its rights to recover against any assets of the trust.

         Commonwealth Bank will give certain representations and warranties that the mortgages relating to the housing loans complied in all material respects with all applicable laws when those mortgages were entered into. In addition, the servicer has undertaken to comply with the Australian Consumer Credit Code in carrying out its obligations under the transaction documents. In certain circumstances the issuer trustee may have the right to claim damages from
Commonwealth Bank (as seller or servicer) where the issuer trustee suffers loss in connection with a breach of the Australian Consumer Credit Code which is caused by a breach of a relevant representation or undertaking.

                    UNITED STATES FEDERAL INCOME TAX MATTERS

OVERVIEW

         The following is a summary of the material United States federal income tax consequences of the purchase, ownership and disposition of the US Dollar
Offered notes by investors who are subject to United States federal income tax.
This summary is based upon current provisions of the Internal Revenue Code of
1986, as amended (the "Code"), proposed, temporary and final Treasury regulations under the Code, and published rulings and court decisions, all of which are subject to change, possibly retroactively, or to a different interpretation at a later date by a court or by the IRS. The parts of this summary which relate to

                                       80

matters of law or legal conclusions represent the opinion of Mayer, Brown, Rowe
& Maw LLP, special United States federal tax counsel for the manager, and are as qualified in this summary. We have not sought and will not seek any rulings from the IRS about any of the United States federal income tax consequences we discuss, and we cannot assure you that the IRS will not take contrary positions.

         Mayer, Brown, Rowe & Maw LLP has prepared or reviewed the statements under the heading "United States Federal Income Tax Matters" and is of the
opinion that these statements discuss all material United States federal income tax consequences to investors generally of the purchase, ownership and disposition of the US Dollar Offered notes. However, the following discussion does not discuss and Mayer, Brown, Rowe & Maw LLP is unable to opine as to the unique tax consequences of the purchase, ownership and disposition of the US
Dollar Offered notes by investors that are given special treatment under the
United States federal income tax laws, including:

         o   banks and thrifts;

         o   insurance companies;

         o   regulated investment companies;

         o   dealers in securities;

         o   investors that will hold the notes as a position in a "straddle"
             for tax purposes or as a part of a "synthetic security,"
             "conversion transaction" or other integrated investment comprised of the notes and one or more other investments;

         o   foreign investors;

         o   trusts and estates; and

         o   pass-through entities, the equity holders of which are any of the foregoing.

         Additionally, the discussion regarding the US Dollar Offered notes is limited to the United States income tax consequences to the initial investors and not to a purchaser in a secondary market and is limited to investors who will hold the US Dollar Offered notes as "capital assets" within the meaning of
Section 1221 of the Code.

         It is suggested that prospective investors consult their own tax advisors about the United States federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the US
Dollar Offered notes, including the advisability of making any election discussed under "Market Discount."

         The issuer trustee will be reimbursed for any United States federal income taxes imposed on it in its capacity as trustee of the trust out of the assets of the trust. Also, based on the representation of the manager that the trust does not and will not have an office in the United States, and that the trust is not conducting, and will not conduct any activities in the United
States, other than in connection with its issuance of the US Dollar Offered notes, in the opinion of Mayer, Brown, Rowe & Maw LLP, the issuer trustee will not be subject to United States federal income tax.

         We will agree, and if you purchase US Dollar Offered notes, you will agree by your purchase of the notes, to treat the US Dollar Offered notes as debt for United States Federal, State and local income and franchise tax purposes. In the opinion of Mayer, Brown, Rowe & Maw LLP, for United States
Federal income tax purposes, the US Dollar Offered notes will be characterized as debt of the issuer trustee. Each noteholder, by the acceptance of an offered note, will agree to treat the US Dollar Offered notes as indebtedness for
Federal income tax purposes.

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         The prospectus supplement for a series will specify any additional material United States Federal income tax consequences for that series.

ORIGINAL ISSUE DISCOUNT, INDEXED SECURITIES, ETC.

            The discussion below assumes that all payments on the US Dollar
Offered notes are denominated in U.S. Dollars, and that the offered notes are not indexed securities or strip notes. Additionally, the discussion assumes that the interest formula for the US Dollar Offered notes meets the requirements for
"qualified stated interest" under Treasury regulations, called the "OID
Regulations," relating to original issue discount, or "OID." This discussion assumes that any original issue discount on the US Dollar Offered notes is a de minimis amount, within the meaning of the OID Regulations. Under the OID
Regulations, the offered notes will have original issue discount to the extent the principal amount of the US Dollar Offered notes exceeds their issue price.
Further, if the US Dollar Offered notes have any original issue discount, it will be de minimis if it is less than 1/4% of the principal amount of the offered notes multiplied by the number of full years included in their term.

INTEREST INCOME ON THE US DOLLAR OFFERED NOTES

         Based on the above assumptions, except as discussed below, the US
Dollar Offered notes will not be considered issued with original issue discount.
If you buy US Dollar Offered notes, you will be required to report as ordinary interest income the stated interest on the notes when received or accrued in accordance with your method of tax accounting. Such interest income will be considered foreign source income. Under the OID Regulations, if you hold a note issued with a de minimis amount of original issue discount, you must include this original issue discount in income, on a pro rata basis, as principal payments are made on the note. If you purchase a note for more or less than its principal amount, you will generally be subject, respectively, to the premium amortization or market discount rules of the Code, discussed below.

SALE OF NOTES

         Mayer, Brown, Rowe & Maw LLP, is of the opinion that if you sell an US
Dollar Offered note, you will recognize gain or loss equal to the difference between the amount realized on the sale, other than amounts attributable to, and taxable as, accrued interest, and your adjusted tax basis in the US Dollar
Offered note. Your adjusted tax basis in a note will equal your cost for the US
Dollar Offered note, decreased by any amortized premium and any payments other than interest made on the US Dollar Offered note and increased by any market discount or original issue discount previously included in income. Any gain or loss will generally be a capital gain or loss, other than amounts representing accrued interest or market discount, and will be long-term capital gain or loss if the US Dollar Offered note was held as a capital asset for more than one year. In the case of an individual taxpayer, the maximum long-term capital gains tax rate is lower than the maximum ordinary income tax rate. Any capital losses realized may be deducted by a corporate taxpayer only to the extent of capital gains and by an individual taxpayer only to the extent of capital gains plus
$3,000 of other U.S. income.

MARKET DISCOUNT

         In the opinion of Mayer, Brown, Rowe & Maw LLP, you will be considered to have acquired a US Dollar Offered note at a "market discount" to the extent the remaining principal amount of the note exceeds your tax basis in the note, unless the excess does not exceed a prescribed de minimis amount. If the excess exceeds the de minimis amount, you will be subject to the market discount rules of Sections 1276 and 1278 of the Code with regard to the note.

                                       82

         In the case of a sale or other disposition of a US Dollar Offered note subject to the market discount rules, Section 1276 of the Code requires that gain, if any, from the sale or disposition be treated as ordinary income to the extent the gain represents market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income.

         In the case of a partial principal payment of a US Dollar Offered note subject to the market discount rules, Section 1276 of the Code requires that the payment be included in ordinary income to the extent the payment does not exceed the market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income.

         Generally, market discount accrues under a straight line method, or, at the election of the taxpayer, under a constant interest rate method. However, in the case of bonds with principal payable in two or more installments, such as the US Dollar Offered notes, the manner in which market discount is to be accrued will be described in Treasury regulations not yet issued. Until these
Treasury regulations are issued, you should follow the explanatory conference committee Report to the Tax Reform Act of 1986 for your accrual of market discount. This conference committee Report indicates that holders of these obligations may elect to accrue market discount either on the basis of a constant interest rate or as follows:

         o   for those obligations that have original issue discount, market discount shall be deemed to accrue in proportion to the accrual of original issue discount for any accrual period; and

         o   for those obligations which do not have original issue discount, the amount of market discount that is deemed to accrue is the amount of market discount that bears the same ratio to the total amount of remaining market discount that the amount of stated
             interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the obligation at the beginning of the accrual period.

         Under Section 1277 of the Code, if you incur or continue debt that is used to purchase a US Dollar Offered note subject to the market discount rules, and the interest paid or accrued on this debt in any taxable year exceeds the interest and original issue discount currently includible in income on the note, deduction of this excess interest must be deferred to the extent of the market discount allocable to the taxable year. The deferred portion of any interest expense will generally be deductible when the market discount is included in income upon the sale, repayment, or other disposition of the indebtedness.

         Section 1278 of the Code allows a taxpayer to make an election to include market discount in gross income currently. If an election is made, the previously described rules of Sections 1276 and 1277 of the Code will not apply to the taxpayer.

         Due to the complexity of the market discount rules, we suggest that you consult your tax advisors as to the applicability and operation of these rules.

PREMIUM

         In the opinion of Mayer, Brown, Rowe & Maw LLP, you will generally be considered to have acquired a US Dollar Offered note at a premium if your tax basis in the note exceeds the remaining principal amount of the note. In that event, if you hold a US Dollar Offered note as a capital asset, you may amortize the premium as an offset to interest income under Section 171 of the Code, with corresponding reductions in your tax basis in the note if you have made an election under Section 171 of the Code. Generally, any amortization is on a constant yield basis. However, in the case of bonds with principal payable in two or more installments, like the US Dollar Offered notes, the previously discussed conference report, which indicates a Congressional intent that amortization be in accordance with the rules that will apply to the

                                       83

accrual of market discount on these obligations, should be followed for the amortization of such premium. We suggest that you consult your tax advisor as to the applicability and operation of the rules regarding amortization of premium.

BACKUP WITHHOLDING

         Mayer, Brown, Rowe & Maw LLP is of the opinion that, backup withholding taxes will be imposed on payments to you on interest paid, and original issue discount accrued, if any, on the US Dollar Offered notes if, upon issuance, you fail to supply the manager or its broker with a certified statement, under penalties of perjury, containing your name, address, correct taxpayer identification number, and a statement that you are not required to pay backup withholding taxes. The backup withholding rate is currently 28%. For payments made after 2010, the backup withholding rate will be increased to 31%. Exempt investors, such as corporations, tax-exempt organizations, qualified pension and profit sharing trusts, individual retirement accounts or non-resident aliens who provide certification of their status as non-resident are not subject to backup withholding. Information returns will be sent annually to the IRS by the manager and to you stating the amount of interest paid, original issue discount accrued, if any, and the amount of tax withheld from payments on the US Dollar Offered notes. We suggest that you consult your tax advisors about your eligibility for, and the procedure for obtaining, exemption from backup withholding.

NON-U.S. DOLLAR DENOMINATED NOTES

         The United States federal income tax consequences for investors who are subject to United States federal income taxation and who hold notes denominated in a currency other than US dollars may vary from those described above. The prospectus supplement for a series denominated in a currency other than US dollars will specify the material United States federal income tax consequences with respect to such investors.

                             AUSTRALIAN TAX MATTERS

         The following statements with respect to Australian taxation are the material tax consequences to the holders of Offered notes of purchasing, holding or disposing of the Offered notes and are based on factual advice received by the manager and represent the opinions of Clayton Utz, Australian Tax Counsel for Commonwealth Bank and the Manager. It is suggested that purchasers of
Offered notes should consult their own tax advisers concerning the consequences, in their particular circumstances under Australian tax laws and the laws of any other taxing jurisdiction, of the ownership of or any dealing in the Offered notes.

         The prospectus supplement for a series will specify any additional material tax consequences with respect to Australian taxation or any changes to the following analysis as a result of changes in Australian tax laws or in the interpretation of those laws.

AUSTRALIAN WITHHOLDING TAX

CHARACTERIZATION OF NOTES AS DEBT

         On the basis that the Offered notes provide that the noteholders will have a non-contingent right to the return of the face value of such Offered notes, plus the applicable interest, the Offered notes will be classified as debt instruments and accordingly, the interest payments under the Offered notes will be classified as interest for Australian tax purposes.

                                       84

PAYMENT OF INTEREST

         Under existing Australian tax law, in the opinion of Clayton Utz, non-resident holders of Offered notes or interests in any global Offered note, other than persons holding such securities or interest as part of a business carried on, at or through a permanent establishment in Australia, are not subject to Australian income tax on payments of interest or amounts in the nature of interest, provided the exemption for interest withholding tax discussed below applies. If the exemption is not available interest withholding tax will be levied at a rate of 10% on interest, or amounts in the nature of interest, paid on the Offered notes.

         Australian residents who hold such securities or interests as part of a business carried on, at or through a permanent establishment in a country outside Australia are also subject to interest withholding tax, and may also be subject to Australian income tax, on payments of interest or amounts in the nature of interest.

EXEMPTION FROM AUSTRALIAN WITHHOLDING TAX

         Pursuant to section 128F of the Income Tax Assessment Act 1936 of the
Commonwealth of Australia, an exemption from Australian interest withholding tax applies provided all prescribed conditions are met. Where the section 128F exemption applies, the income ceases to be subject to Australian income tax.

         These conditions in section 128F are:

         o   the issuer trustee is a company, which for section 128F purposes includes a company acting as a trustee of an Australian trust estate, provided that all the beneficiaries are companies, that is a resident of Australia, or a non-resident carrying on business through an Australian permanent establishment, when it issues the
             Offered notes and when interest, as defined in Division 11A of the
             Income Tax Assessment Act 1936, is paid; and

         o   the Offered notes, or a global Offered note or interests in such a global Offered note, were issued in a manner which satisfied the public offer test as prescribed under section 128F of the Income
             Tax Assessment Act 1936.

PUBLIC OFFER TEST

         The issuer trustee will seek to issue the Offered notes and interests in any global Offered note in a way that will satisfy the public offer test and otherwise meet the requirements of section 128F of the Income Tax Assessment Act
1936 including by listing the Offered notes.

         The public offer test for Offered notes will not be satisfied if the issuer trustee knew or had reasonable grounds to suspect that the Offered notes were being or would later be acquired directly or indirectly by an Offshore
Associate of the issuer trustee within the meaning of that section, other than in the capacity of a dealer, manager or underwriter in relation to the placement of an Offered note, or a clearing house, custodian, funds manager or responsible entity of a registered scheme.

         The exemption from Australian withholding tax will also not apply to interest paid by the issuer trustee to an Offshore Associate of the issuer trustee if, at the time of the payment, the issuer trustee knows, or has reasonable grounds to suspect, that such person is an Offshore Associate and the
Offshore Associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme.

         An Offshore Associate, OFFSHORE ASSOCIATE, means an associate (as defined in section 128F(9) of the Income Tax Assessment Act 1936) of the issuer trustee, that is either:

                                       85

         o   a non resident of Australia that does not acquire the Offered notes or an interest in the Offered notes in carrying on a business in
             Australia at or through a permanent establishment of the associate in Australia; or

         o   a resident of Australia that acquires the Offered notes or an interest in the Offered notes in carrying on a business in a country outside Australia at or through a permanent establishment of the associate in that country.

         Accordingly, the Offered notes should not be acquired by any Offshore
Associate of the issuer trustee (which may include associates of Commonwealth
Bank and the other beneficiaries of the trust, if any, from time to time) except in the circumstances listed above. However, the public offer test will not be failed if the Offered notes are acquired by associates of the issuer trustee who are not Offshore Associates.

QUOTATION OF AUSTRALIAN BUSINESS NUMBERS OR TAX FILE NUMBERS

         If a holder of an Offered note is an Australian resident or a non-resident that holds the Offered notes at or through a permanent establishment in Australia, withholding for tax of 48.5% must be deducted, unless that holder of an Offered note supplies the issuer trustee with its
Australian Business Number or Tax File Number or proof of appropriate exemption to quote such numbers. An Australian resident that holds an Offered note may also be subject to Australian income tax in respect of interest derived from the notes.

TAX TREATY BETWEEN AUSTRALIA AND THE UNITED STATES

         If, for any reason, the interest paid by the issuer trustee is not exempt from interest withholding tax, the treaty titled "Convention for the
Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income" between the United States and Australia or a similar treaty between Australia and another country apart from the United States may apply.
The treaty between the United States and Australia provides that interest which has its source in Australia, and to which a United States resident, as defined in the treaty and who is entitled to the benefit of the treaty, is beneficially entitled, may be taxed in Australia, but that any tax charged shall not exceed
10% of the gross amount of interest. However, this provision will not apply where the indebtedness giving rise to the interest entitlement is effectively connected with:

         o   the United States resident beneficial owner's permanent
             establishment, at or through which it carries on business in
             Australia; or

         o   the United States resident beneficial owner's fixed base, situated in Australia, from which it performs independent personal services.

         The treaty between the United States and Australia has been amended by the Protocol entered into on September 27, 2001, which has effect in Australia, in relation to interest derived by United States residents, on or after July 1,
2003. The effect of the Protocol is that withholding tax may not be charged in respect of interest arising in Australia on or after July 1, 2003 if the United
States resident that is beneficially entitled to the interest is a financial institution as defined or a United States government entity as described below and in either case is entitled to the benefit of the treaty pursuant to Article
16 of the treaty as amended by the Protocol.

         In the case of a financial institution, as defined in Article 11(3)(b)
of the treaty as amended by the Protocol, that is a United States resident, no tax may be charged on the interest provided the financial institution is unrelated to and dealing wholly independently with the payer and the interest is not paid as part of an arrangement involving back-to-back loans or similar arrangements. Certain additional limitations apply.

                                       86

         A United States government entity covers the United States, a political or administrative sub-division or local authority thereof, any other body exercising governmental functions in the United States, or a bank performing central banking functions in the United States.

AUSTRALIAN TAXATION OF PROFIT ON SALE

         Under existing Australian law, in the opinion of Clayton Utz, non-resident holders of notes will not be subject to Australian income tax on profits derived from the sale or disposal of the Offered notes provided that:

         o   the Offered notes are not held, and the sale or disposal does not occur, as part of a business carried on, at or through a permanent establishment in Australia; and

         o   the profits do not have an Australian source.

         The source of any profit on the disposal of Offered notes will depend on the factual circumstances of the actual disposal. Where the Offered notes are acquired and disposed of pursuant to contractual arrangements entered into and concluded outside Australia, and the seller and the purchaser are non-residents of Australia and do not have a business carried on, at or through a permanent establishment in Australia, the profit would not be expected to have an
Australian source.

         However, a portion of the sale price of Offered notes will be treated as interest for withholding tax purposes when:

         o   Offered notes are sold for any amount in excess of their issue price prior to maturity to a purchaser who is either a resident who does not acquire the Offered notes in the course of carrying on business in a country outside Australia at or through a permanent establishment in that country or a non-resident that acquires the
             Offered notes in the course of carrying on a business in Australia at or through a permanent establishment in Australia where the issue of the Offered notes did not satisfy the public offer test;
             or

         o   Offered notes are sold to an Australian resident or to a
             non-resident in connection with a business carried on, at or through a permanent establishment in Australia by the non-resident in connection with a "washing arrangement" as defined in section
             128A(1AB) of the Income Tax Assessment Act 1936 in circumstances where the exemption conditions in section 128F of the Income Tax
             Assessment Act 1936 are not met.

AUSTRALIAN INCOME TAX

TAX NEUTRALITY

         Each trust will be structured in a manner so that, based on the opinion of Clayton Utz, Australian tax law and the rulings and approach of the
Australian Commissioner of Taxation, and subject to certain assumptions regarding the operation of the trusts, neither the trusts nor the issuer trustee, in its capacity as trustee of the trusts (as an unconsolidated entity), will be liable for any Australian income tax.

CONSOLIDATION

         In general terms, a consolidated or consolidatable group for income tax purposes consists of a head company and all companies or trusts that are wholly-owned Australian subsidiaries of the head company. If 100% of the units in a trust are owned by the Commonwealth Bank group, that trust may be consolidated as part of that group.

                                       87

         The consolidation measures contain specific rules dealing with the allocation of the liability of group members in respect of the tax-related liabilities of the group.

         The Class A Capital Unit in each trust will be held by CU
Securitisation Services Pty Limited. CU Securitisation Services Pty Limited is
an entity which is unrelated to the Commonwealth Bank group and accordingly no trust should be a consolidatable entity with respect to the consolidated
Commonwealth Bank group.

THIN CAPITALIZATION

         In general terms, the Australian thin capitalization rules could apply if the ownership of the units in the trusts were to change so that the trusts would be foreign controlled within the meaning of the Australian thin capitalization legislation.

         The Australian Commonwealth Parliament has amended the thin capitalization measures to remove bona fide securitization vehicles (referred to in the legislation as SPECIAL PURPOSE ENTITIES) from the application of the thin capitalization measures. This exemption applies in relation to income years commencing on or after July 1, 2001.

         The trusts would fall within the exemption for special purpose entities, provided that each trust is an "insolvency remote special purpose entity".

         If that is the case, the thin capitalization measures would not apply to the trusts.

         If, notwithstanding the above, the thin capitalization measures were to apply to the trusts in a manner that denied interest deductions that could otherwise have been allowable, there would be increased tax net income. However, the tax neutrality of the trusts would be preserved as the Income Unitholder would be presently entitled to such income.

AUSTRALIAN GOODS AND SERVICES TAX

         A goods and services tax is payable by all entities which make taxable supplies in Australia. If an entity, such as the issuer trustee, makes any taxable supply, it will have to pay goods and services tax equal to 1/11th of the total consideration that it received for that supply. However, on the basis of the current goods and services tax legislation and regulations, in the opinion of Clayton Utz, the issue of the Offered notes and the payment of interest or principal on the Offered notes to you will not be taxable supplies.

         If the supply by the issuer trustee is:

         o   "GST free," the issuer trustee does not have to remit goods and services tax on the supply and can obtain input tax credits for goods and services taxes included in the consideration provided for acquisitions relating to the making of this supply; or

         o   "input taxed," which includes financial supplies, the issuer trustee does not have to remit goods and services tax on the supply, but may not be able to claim input tax credits for goods and services tax included in the consideration provided for acquisitions relating to the making of this supply, unless the expenses are eligible for a reduced input tax credit.

         The services which are provided to the issuer trustee are expected to be taxable supplies for goods and services tax purposes. Where this is the case, it will be the service provider who is liable to pay goods and services tax in respect of that supply. The service provider must rely on a contractual provision to increase the consideration to recoup the amount of that goods and services tax from the issuer trustee. Under the

                                       88

series supplement for a series, the issuer trustee's fee for that series will only be able to be increased by reference to the issuer trustee's goods and services tax liability, if any, if:

         o   the issuer trustee and the manager agree or, failing agreement, the issuer trustee's goods and services tax liability is determined by an expert; and

         o   the increase will not result in the reduction, qualification or withdrawal of the credit rating of any Offered notes or redraw bonds.

         The manager and the servicer may agree to adjust the manager's fee and the servicer's fee provided that the adjustment will not result in the reduction, qualification or withdrawal of the credit rating of any Offered notes or redraw bonds.

         If amounts payable by the issuer trustee are treated as the consideration for a taxable supply under the goods and services tax legislation and are increased by reference to the relevant supplier's goods and services tax liability, the issuer trustee may be restricted in its ability to claim an input tax credit for that increase and the expenses of the trust will increase, resulting in a decrease in the funds available to the trust to pay you.

         However, the issuer trustee may be entitled to a reduced input tax credit for some of the supplies made to the issuer trustee by service providers where the acquisition relates to the making of financial supplies by the issuer trustee. Where available, the amount of the reduced input tax credit is currently 75% of the GST which is payable by the service provider on the taxable supplies made to the issuer trustee. The availability of reduced input tax credits will reduce the extent to which the expenses of the trust will increase.

         The goods and services tax may increase the cost of repairing or replacing damaged properties offered as security for housing loans. However, it is a condition of each seller's loan contract and mortgage documentation that the borrower must maintain full replacement value property insurance at all times during the loan term.

         The goods and services tax legislation, in certain circumstances, treats the issuer trustee as making a taxable supply if it enforces a security by selling the mortgaged property and applying the proceeds of sale to satisfy the housing loan. The issuer trustee will have to account for goods and services tax out of the sale proceeds, with the result that the remaining sale proceeds may be insufficient to cover the unpaid balance of the related loan. However, the general position is that a sale of residential property is an input taxed supply for goods and services tax purposes and so the enforced sale of property which secures the housing loans will generally not be treated as a taxable supply under these provisions. As an exception, the issuer trustee may still have to account for goods and services tax out of the proceeds of sale recovered when a housing loan is enforced where the borrower carries on an enterprise which is registered for goods and services tax purposes, uses the mortgaged property as an asset of its enterprise and any of the following are relevant:

         o   the property can no longer be used as a residence; or

         o   the property is used as commercial residential premises such as a hostel or boarding house; or

         o   the borrower is the first vendor of the property--the borrower built the property and the property was not used for residential accommodation before December 2, 1998 and has not been used for leasing or similar activities or residential premises for at least
             5 years since being built; or

         o   the borrower has undertaken substantial renovation of the property since December 2, 1998; or

         o   the mortgaged property is sold otherwise than to be used
             predominantly as a residence.

                                       89

         Any reduction as a result of goods and services tax in the amount recovered by the issuer trustee when enforcing the housing loans will decrease the funds available to the trust to pay you to the extent not covered by the mortgage insurance policies. The extent to which the issuer trustee is able to recover an amount on account of the goods and services tax, if any, payable on the proceeds of sale in the circumstances described in this section, will depend on the terms of the related mortgage insurance policy.

OTHER AUSTRALIAN TAXES

         In the opinion of Clayton Utz, and subject to the following paragraphs, no stamp, issue, registration or similar taxes are payable in Australia in connection with the issue of the Offered notes other than nominal duty payable in relation to the execution of certain transaction documents. Furthermore, a transfer of, or agreement to transfer, notes executed outside of Australia will not be subject to Australian stamp duty.

                  ENFORCEMENT OF FOREIGN JUDGMENTS IN AUSTRALIA

         Each of Securitisation Advisory Services Pty Limited and Perpetual
Trustee Company Limited is an Australian company registered with limited liability under the Australian Corporations Act 2001. Any final and conclusive judgment of any New York State or United States Federal Court sitting in the
Borough of Manhattan in the City of New York having jurisdiction under New York law in respect of an obligation of either Securitisation Advisory Services Pty
Limited or Perpetual Trustee Company Limited in respect of a note, which is for a fixed sum of money and which has not been stayed or satisfied in full, would be enforceable by action against either Securitisation Advisory Services Pty
Limited or Perpetual Trustee Company Limited, as applicable, in the courts of the relevant Australian jurisdiction without a re-examination of the merits of the issues determined by the proceedings in the New York State or United States
Federal Court, as applicable, unless:

                                       90

         o   the proceedings in the New York State or United States Federal
             Court, as applicable, involved a denial of the principles of natural justice;

         o   the judgment is contrary to the public policy of the relevant
             Australian jurisdiction;

         o   judgment was obtained by fraud or duress or was based on a clear mistake of fact;

         o   the judgment is a penal or revenue judgment;

         o   there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the judgment of the New York State or United States Federal Court, as
             applicable; or

         o   the judgment is one in respect of which the Australian Commonwealth
             Attorney-General has made a declaration or order under the
             Australian Foreign Proceedings (Excess of Jurisdiction) Act 1984.

         A judgment by a court may be given in some cases only in Australian dollars. Each of Securitisation Advisory Services Pty Limited and Perpetual
Trustee Company Limited expressly submits to the jurisdiction of any New York
State and United States Federal Courts sitting in the Borough of Manhattan in the City of New York for the purpose of any suit, action or proceeding arising out of this offering. Securitisation Advisory Services Pty Limited has appointed
Commonwealth Bank of Australia, 599 Lexington Avenue, New York, New York 10022,
as its agent upon whom process may be served in any such action. Perpetual
Trustee Company Limited has appointed CT Corporation, 111 Eighth Avenue, New
York, NY 10011, USA, as its agent upon whom process may be served in any such action.

         All of the directors and executive officers of Securitisation Advisory
Services Pty Limited, and certain experts named in this prospectus, reside outside the United States in the Commonwealth of Australia. Substantially all or
a substantial portion of the assets of all or many of such persons are located outside the United States. As a result, it may not be possible for holders of the Offered notes to effect service of process within the United States upon such persons or to enforce against them judgments obtained in United States courts predicated upon the civil liability provisions of federal securities laws of the United States. Securitisation Advisory Services Pty Limited and Perpetual
Trustee Company Limited have been advised by Clayton Utz, that, based on the restrictions discussed in this section, there is doubt as to the enforceability in the Commonwealth of Australia, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated upon the federal securities laws of the United States.

         The prospectus supplement for a series will specify any additional or different considerations in relation to the enforcement of foreign judgments in
Australia in relation to that series or any changes to the above analysis as a result of changes in Australian laws or in the interpretation of those laws.

                        EXCHANGE CONTROLS AND LIMITATIONS

         The prospectus supplement for a series will specify any Australian foreign exchange controls and limitations that apply to payments by an
Australian resident.

                              ERISA CONSIDERATIONS

         Subject to the considerations discussed in this section and in the prospectus supplement for a series, the Offered notes are eligible for purchase by employee benefit plans.

                                       91

         Section 406 of the Employee Retirement Income Security Act of 1974, as
amended, ERISA, and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh plans and any entity deemed to hold the "plan assets" of the foregoing (each, a BENEFIT PLAN) from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons"
under the Code with respect to these Benefit Plans. A violation of these
"prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for these persons or the fiduciaries of the Benefit Plan. Title I of ERISA also imposes certain duties on fiduciaries of a Benefit Plan subject to ERISA including those of loyalty and prudence.

         Some transactions involving the purchase, holding or transfer of the
Offered notes might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Offered notes if assets of the trust were deemed to be assets of a Benefit Plan. Under a regulation issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a Benefit Plan for the purposes of
ERISA and the Code only if the Benefit Plan acquires an "equity interest" in the trust and none of the exceptions to plan assets contained in the regulation is applicable. An equity interest is defined under the regulation as an interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is no specific guidance in the regulation regarding whether a principal charge-off feature under the circumstances described herein would constitute a
"substantial equity feature", the regulation does state that an instrument will not fail to be treated as indebtedness merely because it has certain equity features, such as additional variable interest or conversion rights, that are incidental to the instrument's primary fixed obligation. Although there can be no assurances in this regard, assuming the Offered notes constitute debt for local law purposes, it appears, at the time of their initial issuance that the
Offered notes should not be treated as an equity interest for purposes of the regulation. The debt characterization of the Offered notes for ERISA purposes could change after their initial issuance (i.e. they could be treated as equity)
if the trust incurs losses or the rating of the Offered notes changes. This risk of recharacterization is enhanced for notes that are subordinated to other classes of securities.

         However, without regard to whether the Offered notes are treated as an equity interest for these purposes, the acquisition or holding of the Offered notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the corresponding trust, the issuer trustee, the servicer, the manager, the Offered note trustee, the seller, the custodian, any holder of 50% or more of any equity interests in the trust, any of the swap providers, the underwriters or the security trustee is or becomes a party in interest or a disqualified person with respect to such Benefit Plan. In such case, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are:

         o   Prohibited Transaction Class Exemption 96-23, regarding
             transactions effected by "in-house asset managers";

         o   Prohibited Transaction Class Exemption 90-1, regarding investments by insurance company pooled separate accounts;

         o   Prohibited Transaction Class Exemption 95-60, regarding
             transactions effected by "insurance company general accounts";

         o   Prohibited Transaction Class Exemption 91-38, regarding investments by bank collective investment funds; and

                                       92

         o   Prohibited Transaction Class Exemption 84-14, regarding
             transactions effected by "qualified professional asset managers."

         There can be no assurance that any of these, or any other exemption, will be available with respect to any transaction involving the Offered notes.
By your acquisition of a Offered note, you shall be deemed to represent and warrant that either (x) you are not acquiring the Offered note with the assets of a Benefit Plan or (y) your purchase and holding of the Offered note will not result in a non-exempt prohibited transaction under ERISA or the Code or any substantially similar applicable law.

         Employee benefit plans that are governmental plans, as defined in
Section 3(32) of ERISA, certain church plans, as defined in Section 3(33) of
ERISA, and foreign plans are not subject to ERISA requirements but may be subject to state or other laws that are substantially similar to ERISA or the
Code.

         If you are a plan fiduciary considering the purchase of any of the
Offered notes, you should consult your tax and legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

         The prospectus supplement for a series will specify any additional or different ERISA considerations for that series.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by the manager with the Securities and Exchange
Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act
after the date of this prospectus and prior to the termination of the offering of the Offered notes shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the dates of filing of the documents. Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus, or in the related prospectus supplement, or in any subsequently filed document that also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The manager will provide without charge to each person to whom a copy of this prospectus is delivered, on the written or oral request of the person, a copy of any or all of the documents incorporated in this prospectus by reference. Requests for copies should be directed to: Securitisation Advisory
Services Pty Limited, C/- Commonwealth Bank of Australia, 599 Lexington Avenue,
New York, NY 10022, Attention: Executive Vice President, Head of North America
Phone (212) 848 9241.

                         LEGAL INVESTMENT CONSIDERATIONS

         The Offered notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 under United
States Federal law, because the originator of the housing loans was not subject to United States state or federal regulatory authority. Accordingly, some U.S.
institutions with legal authority to invest in comparably rated securities based on such housing loans may not be legally authorized to invest in the Offered notes. No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose

                                       93

investment activities are subject to investment laws and regulations or to review by any regulatory authorities. You are urged to consult with your counsel concerning the status of the Offered notes as legal investments for you.

                              AVAILABLE INFORMATION

         The manager has filed with the Securities and Exchange Commission a registration statement on Form S-3 with respect to the notes being offered by this prospectus. This prospectus does not contain all of the information set forth in the registration statement, some parts of which have been omitted in accordance with the rules and regulations of the Securities and Exchange
Commission. For further information, reference should be made to the registration statement and amendments thereof and to the exhibits thereto, which will be available for inspection without charge at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth
Street, N.W., Washington, D.C. 20549 The Securities and Exchange Commission also maintains a World Wide Web site which provides on-line access to reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission at the address
"http://www.sec.gov."

         Upon receipt of a request by an investor who has received an electronic prospectus supplement and prospectus from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement and prospectus, the underwriter will promptly deliver, or cause to be delivered, without charge, to the investor a paper copy of the prospectus supplement and prospectus.

                              RATINGS OF THE NOTES

         Unless specified otherwise in a prospectus supplement for a series, any class of notes of a series offered by this prospectus and the corresponding prospectus supplement will be:

         o   rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of the issuer trustee; and

         o   identified in the prospectus supplement in one of the rating agency's four highest rating categories which are referred to as investment grade.

         The security ratings of the notes should be evaluated independently from similar ratings on other types of securities. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date.

         A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of similar ratings on different securities.

                              PLAN OF DISTRIBUTION

         The issuer trustee may sell the Offered notes in any of three ways:

         o   through underwriters or dealers;

                                       94

         o   directly to a limited number of purchasers or to a single
             purchaser; or

         o   through agents.

         The prospectus supplement for a series will set for the terms of the offering of that series of Offered notes including:

         o   the name or names of any underwriters, dealers or agents;

         o   the purchase price of the Offered notes and the proceeds to the issuer trustee from the sale;

         o   any underwriting discounts and other items constituting
             underwriters' compensation; and

         o   any discounts and commissions allowed or paid to dealers.

         Any initial public offering prices and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

         If so specified in the prospectus supplement for a series, the issuer trustee, the manager or any of their affiliates may purchase or retain some or all of one or more classes of notes of the series. The purchaser may thereafter from time to time offer and sell, pursuant to this prospectus, some or all of the notes so purchased directly, through one or more underwriters to be designated at the time of the offering of the notes or through broker-dealers acting as agent and/or principal. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. In addition, the issuer trustee, the manager or one of their affiliates may pledge notes retained or purchased by the issuer trustee in connection with borrowings or use them in repurchase transactions.

         If any Offered notes of any series are sold through underwriters, the prospectus supplement will describe the nature of the obligation of the underwriters to purchase the notes. The Offered notes may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more underwriting firms acting alone. The underwriter or underwriters for a particular underwritten offering of
Offered notes will be named in the prospectus supplement relating to that offering, and, if an underwriting syndicate is used, the managing underwriter or underwriters will be set forth on the cover of the prospectus supplement. Unless otherwise described in a prospectus supplement, the obligation of the underwriters to purchase any Offered notes of the related series will be subject to various conditions precedent, and the underwriters will be obligated to purchase all of the Offered notes if any are purchased.

         Underwriters and agents who participate in the distribution of a series of Offered notes may be entitled under agreements which may be entered into by the issuer trustee to indemnification by the issuer trustee against specific liabilities, including liabilities under the Securities Act, as amended, or to contribution for payments which the underwriters or agents may be required to make under the terms of the agreements.

         The prospectus supplement for any series of Offered notes offered other than through the underwriters will contain information regarding the nature of the offering and any agreements to be entered into between the issuer trustee and dealers for the Offered notes of that series.

         Affiliates of the manager, including Commonwealth Bank, may act as agents or underwriters in connection with the sale of a series of Offered notes.
Securities sold, offered or recommended by Securitisation Advisory Services Pty
Limited, are not deposits, are not insured by the Federal Deposit

                                       95

Insurance Corporation, are not guaranteed by, and are not otherwise obligations of, Securitisation Advisory Services Pty Limited, and involve investment risks, including the possible loss of principal.

         Any affiliate of the issuer trustee or the manager acting as agent or underwriter in connection with the sale of a series of notes will be named, and its affiliation with the issuer trustee or the manager described, in the prospectus supplement. For underwritten offerings, any of these affiliates not named in the prospectus supplement will not be parties to the related underwriting agreement, will not be purchasing the related Offered notes from the issuer trustee and will have no direct or indirect participation in the underwriting of the notes, although the affiliates may participate in the distribution of the Offered notes under circumstances entitling it to a dealer's commission. An affiliate of the issuer trustee or the manager may act as a placement agent for Offered notes not offered through underwriters. If an affiliate does act as placement agent on behalf of the issuer trustee in the sale of Offered notes, it will receive a selling commission which will be disclosed in the prospectus supplement. To the extent permitted by law, affiliates of the issuer trustee or the manager may purchase notes acting as principal.

         The issuer trustee anticipates that the Offered notes will be sold to institutional and retail investors. Purchasers of Offered notes, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with re-offers and sales by them of Offered notes. Offered noteholders should consult with their legal advisors in this regard prior to any re-offer or sale.

         There is currently no secondary market for the Offered notes. The issuer trustee does not intend to make a secondary market for the Offered notes.
There can be no assurance that a secondary market for the Offered notes will develop or, if it does develop, that it will continue. The issuer trustee may list the Offered notes on a national or foreign stock exchange.

                                  LEGAL MATTERS

         Mayer, Brown, Rowe & Maw LLP, New York, New York, will pass upon some legal matters with respect to the Offered notes, including the material U.S.
federal income tax matters, for Commonwealth Bank and Securitisation Advisory
Services Pty Limited. Clayton Utz, Sydney, Australia, will pass upon some legal matters, including the material Australian tax matters, with respect to the
Offered notes for Commonwealth Bank and Securitisation Advisory Services Pty
Limited.

                                       96

                                    GLOSSARY

Capitalized terms in this prospectus have the meaning set out below unless, in relation to a particular series, they are given a different meaning in the prospectus supplement for that series.

ACCRUED INTEREST ADJUSTMENT        unless otherwise specified in the relevant
                                   prospectus supplement, means, in relation to
                                   a series, the amount of interest accrued on
                                   the housing loans of that series for, and any
                                   fees in relation to the housing loans falling
                                   due for payment during, the period commencing
                                   on and including the date on which interest
                                   is debited to the relevant housing loan
                                   accounts by the servicer for that housing
                                   loan immediately prior to the cut-off date
                                   for those housing loans and ending on but
                                   excluding the closing date for those housing
                                   loans and any accrued interest and fees due
                                   but unpaid in relation to the housing loan
                                   prior to the date that interest is debited to
                                   the relevant housing loan accounts.

ACQUIRING TRUST                    see page [7].

ADJUSTMENT ADVANCE                 unless otherwise specified in the relevant
                                   prospectus supplement, means, in relation to
                                   Assigned Assets and an Assignment Date, an
                                   amount, as determined by the manager and
                                   specified in the corresponding Transfer
                                   Proposal, not exceeding an amount equal to
                                   the accrued and unpaid interest in respect of
                                   the Assigned Assets (less any accrued and
                                   unpaid costs and expenses in respect of the
                                   Assigned Assets) during the period up to (but
                                   not including) that Assignment Date.

ADVERSE EFFECT                     unless otherwise specified in the relevant
                                   prospectus supplement, means any event which,
                                   determined by the manager unless specifically
                                   provided otherwise, materially and adversely
                                   affects the amount or timing of any payment
                                   due to any noteholder or redraw bondholder.

ASSIGNED ASSETS                    unless otherwise specified in the relevant
                                   prospectus supplement, means, in relation to
                                   a Transfer Proposal and a Disposing Trust,
                                   the issuer trustee's entire right, title and
                                   interest (including the beneficial interest
                                   of each unitholder in relation to the
                                   Disposing Trust) as trustee of the Disposing
                                   Trust in:

                                   o  the assets of the Disposing Trust insofar
                                      as they relate to the housing loans
                                      referred to in that Transfer Proposal; and

                                   o  unless otherwise specified in that
                                      Transfer Proposal, the benefit of all
                                      representations and warranties given to
                                      the Trustee by the seller of the housing
                                      loans referred to in that Transfer
                                      Proposal, the servicer or any other person
                                      in relation to those assets.

                                       97

ASSIGNMENT DATE                    unless otherwise specified in the relevant
                                   prospectus supplement, means, in relation to
                                   a Transfer Proposal, the date specified as
                                   such in that Transfer Proposal on which the
                                   housing loans are transferred from the
                                   Disposing Trust to the Acquiring Trust.

AUSTRALIAN CONSUMER CREDIT CODE    unless otherwise specified in the relevant
                                   prospectus supplement, means the Consumer
                                   Credit Code set out in the Appendix to the
                                   Consumer Credit (Queensland) Act 1994, as
                                   amended by the Consumer Credit (Queensland)
                                   Amendment Act 1998, as in force or applied as
                                   a law of any jurisdiction in Australia.

AUTHORIZED SHORT-TERM INVESTMENTS  see page [   ].

BUSINESS DAY                        unless otherwise specified in the relevant
                                   prospectus supplement, means any day on which
                                   banks are open for business in Sydney, New
                                   York City and London which is also a TARGET
                                   Settlement Day other than a Saturday, a
                                   Sunday or a public holiday in Sydney, New
                                   York City or London.

CLEARSTREAM, LUXEMBOURG            see page [   ].

DISPOSING TRUST                    see page [7].

DTC                                see page [   ].

ELIGIBLE DEPOSITORY                unless otherwise specified in the relevant
                                   prospectus supplement, means a financial
                                   institution which has assigned to it short
                                   term credit ratings equal to or higher than
                                   A-1 by Standard & Poor's and P-1 by Moody's
                                   and includes the servicer to the extent that:

                                   o  it is rated in this manner; or

                                   o  the rating agencies confirm that the
                                      rating of the servicer at a lower level
                                      will not result in a reduction,
                                      qualification or withdrawal of the ratings
                                      given by the rating agencies to the notes
                                      and any redraw bonds of the series.

ELIGIBLE TRUST CORPORATION         unless otherwise specified in the relevant
                                   prospectus supplement, means any person
                                   eligible for appointment as an institutional
                                   trustee under an indenture to be qualified
                                   pursuant to the Trust Indenture Act of 1939
                                   of the United States of America as prescribed
                                   in section 310(a) of the Trust Indenture Act.

                                       98

EUROCLEAR                          see page [   ].

EXTRAORDINARY RESOLUTION           unless otherwise specified in the relevant
                                   prospectus supplement, in relation to Voting
                                   Secured Creditors or a class of Voting
                                   Secured Creditors means a resolution passed
                                   at a duly convened meeting of the Voting
                                   Secured Creditors or a class of Voting
                                   Secured Creditors under the security trust
                                   deed by a majority consisting of not less
                                   than 75% of the votes of such Voting Secured
                                   Creditors or their representatives present
                                   and voting or, if a poll is demanded, by such
                                   Voting Secured Creditors holding or
                                   representing between them Voting Entitlements
                                   comprising in aggregate not less than 75% of
                                   the aggregate number of votes comprised in
                                   the Voting Entitlements held or represented
                                   by all the persons present and voting at the
                                   meeting or a written resolution signed by all
                                   the Voting Secured Creditors or the class of
                                   Voting Secured Creditors, as the case may be.

FAIR MARKET VALUE                  unless otherwise specified in the relevant
                                   prospectus supplement, in relation to a
                                   housing loan means the fair market value for
                                   that housing loan determined by the relevant
                                   seller's external auditors and which value
                                   reflects the performing or non-performing
                                   status, as determined by the servicer, of
                                   that housing loan and any benefit which the
                                   intended purchaser will have in respect of
                                   such housing loan under any relevant
                                   transaction document.

INSOLVENCY EVENT                   unless otherwise specified in the relevant
                                   prospectus supplement, means, in relation to:

                                   o  the issuer trustee in its capacity as
                                      trustee of a trust, the occurrence of any
                                      of the following events in relation to the
                                      issuer trustee in that capacity (and not
                                      in any other capacity):

                                      o  an application is made and not
                                         dismissed or stayed on appeal within 30
                                         days or an order is made that the
                                         issuer trustee be wound up or
                                         dissolved;

                                      o  an application for an order is made and
                                         not dismissed or stayed on appeal
                                         within 30 days appointing a liquidator,
                                         a provisional liquidator, a receiver or
                                         a receiver and manager in respect of
                                         the issuer trustee or one of them is
                                         appointed;

                                      o  except on terms approved by the
                                         security trustee, the issuer trustee
                                         enters into, or resolves to enter into,
                                         a scheme of arrangement, deed of
                                         company arrangement or composition
                                         with, or assignment for the benefit of,
                                         all or any class of its creditors, or
                                         it proposes a reorganization,
                                         moratorium or other administration
                                         involving any of them;

                                       99

                                      o  the issuer trustee resolves to wind
                                         itself up, or otherwise dissolve
                                         itself, or gives notice of intention to
                                         do so, except to reconstruct or
                                         amalgamate while solvent on terms
                                         approved by the security trustee or is
                                         otherwise wound up or dissolved;

                                      o  the issuer trustee is or states that it
                                         is unable to pay its debts when they
                                         fall due;

                                      o  as a result of the operation of section
                                         459(1) of the Australian Corporations
                                         Act 2001, the issuer trustee is taken
                                         to have failed to have complied with a
                                         statutory demand;

                                      o  the issuer trustee is or makes a
                                         statement from which it may be
                                         reasonably deduced by the security
                                         trustee that the issuer trustee is, the
                                         subject of an event described in
                                         section 459C(2)(b) or section 585 of
                                         the Australian Corporations Act 2001;

                                      o  the issuer trustee takes any step to
                                         obtain protection or is granted
                                         protection from its creditors, under
                                         any applicable legislation or an
                                         administrator is appointed to the
                                         issuer trustee or the board of
                                         directors of the issuer trustee propose
                                         to appoint an administrator to the
                                         issuer trustee or the issuer trustee
                                         becomes aware that a person who is
                                         entitled to enforce a charge on the
                                         whole or substantially the whole of the
                                         issuer trustee's property proposes to
                                         appoint an administrator to the issuer
                                         trustee; or

                                      o  anything analogous or having a
                                         substantially similar effect to any of
                                         the events specified above happens
                                         under the law of any applicable
                                         jurisdiction; and

                                   o  any other body corporate and the issuer
                                      trustee in its personal capacity, each of
                                      the following events:

                                      o  an order is made that the body
                                         corporate be wound up;

                                      o  a liquidator, provisional liquidator,
                                         controller or administrator is
                                         appointed in respect of the body
                                         corporate or a substantial portion of
                                         its assets whether or not under an
                                         order;

                                       100

                                      o  except to reconstruct or amalgamate on
                                         terms reasonably approved by the issuer
                                         trustee (or in the case of a
                                         reconstruction or amalgamation of the
                                         issuer trustee in its personal capacity
                                         or the security trustee, on terms
                                         reasonably approved by the manager),
                                         the body corporate enters into, or
                                         resolves to enter into, a scheme of
                                         arrangement, deed of company
                                         arrangement or composition with, or
                                         assignment for the benefit of, all or
                                         any class of its creditors;

                                      o  the body corporate resolves to wind
                                         itself up, or otherwise dissolve
                                         itself, or gives notice of its
                                         intention to do so, except to
                                         reconstruct or amalgamate on terms
                                         reasonably approved by the issuer
                                         trustee (or in the case of a
                                         reconstruction or amalgamation of the
                                         issuer trustee in its personal capacity
                                         or the security trustee, except on
                                         terms reasonably approved by the
                                         manager) or is otherwise wound up or
                                         dissolved;

                                      o  the body corporate is or states that it
                                         is insolvent;

                                      o  as a result of the operation of section
                                         459F(1) of the Australian Corporations
                                         Act 2001, the body corporate is taken
                                         to have failed to comply with a
                                         statutory demand;

                                      o  the body corporate takes any step to
                                         obtain protection or is granted
                                         protection from its creditors, under
                                         any applicable legislation;

                                      o  any writ of execution, attachment,
                                         distress or similar process is made,
                                         levied or issued against or in relation
                                         to a substantial portion of the body
                                         corporate's assets and is not satisfied
                                         or withdrawn or contested in good faith
                                         by the body corporate within 21 days;
                                         or

                                      o  anything analogous or having a
                                         substantially similar effect to any of
                                         the events specified above happens
                                         under the law of any applicable
                                         jurisdiction.

INVESTED AMOUNT                    unless otherwise specified in the relevant
                                   prospectus supplement, means in relation to a
                                   note or any redraw bond, the principal amount
                                   of that note or redraw bond upon issue less
                                   the aggregate of all principal payments made
                                   on that note or redraw bond.

ISSUER TRUSTEE DEFAULT             unless otherwise specified in the relevant
                                   prospectus supplement, means:

                                       101

                                   o  the issuer trustee fails within 20 Sydney
                                      business days, or such longer period as
                                      the manager may agree to, after notice
                                      from the manager to carry out or satisfy
                                      any material duty or obligation imposed on
                                      the issuer trustee by the master trust
                                      deed or any other transaction document in
                                      respect of a Medallion Program trust
                                      established under the master trust deed;

                                   o  an Insolvency Event occurs with respect to
                                      the issuer trustee in its personal
                                      capacity;

                                   o  the issuer trustee ceases to carry on
                                      business;

                                   o  the issuer trustee merges or consolidates
                                      into another entity, unless approved by
                                      the manager, which approval will not be
                                      withheld if, in the manager's reasonable
                                      opinion, the commercial reputation and
                                      standing of the surviving entity will not
                                      be less than that of the issuer trustee
                                      prior to such merger or consolidation, and
                                      unless the surviving entity assumes the
                                      obligations of the issuer trustee under
                                      the transaction documents in respect of a
                                      Medallion Program trust established under
                                      the master trust deed; or

                                   o  there is a change in the ownership of 50
                                      per cent or more of the issued equity
                                      share capital of the issuer trustee from
                                      the position as at the date of the master
                                      trust deed, or effective control of the
                                      issuer trustee alters from the position as
                                      at the date of the master trust deed,
                                      unless in either case approved by the
                                      manager, which approval will not be
                                      withheld if, in the manager's reasonable
                                      opinion, the change in ownership or
                                      control of the issuer trustee will not
                                      result in a lessening of the commercial
                                      reputation and standing of the issuer
                                      trustee.

MANAGER DEFAULT                    unless otherwise specified in the relevant
                                   prospectus supplement, means:

                                   o  an Insolvency Event occurs in relation to
                                      the manager;

                                   o  the manager does not instruct the issuer
                                      trustee to pay the required amounts to the
                                      noteholders within the time periods
                                      specified in the relevant series
                                      supplement and that failure is not
                                      remedied within 10 Business Days, or such
                                      longer period as the issuer trustee may
                                      agree, of notice of failure being
                                      delivered to the manager by the issuer
                                      trustee;

                                       102

                                   o  the manager does not prepare and transmit
                                      to the issuer trustee the monthly or
                                      quarterly certificates or any other
                                      reports required to be prepared by the
                                      manager and such failure is not remedied
                                      within 10 Business Days, or such longer
                                      period as the issuer trustee may agree, of
                                      notice being delivered to the manager by
                                      the issuer trustee. However, such a
                                      failure by the manager does not constitute
                                      a Manager Default if it is as a result of
                                      a Servicer Default referred to in the
                                      second paragraph of the definition of that
                                      term provided that, if the servicer
                                      subsequently provides the information to
                                      the manager, the manager prepares and
                                      submits to the issuer trustee the
                                      outstanding monthly or quarterly
                                      certificates or other reports within 10
                                      Business Days, or such longer period as
                                      the issuer trustee may agree to, of
                                      receipt of the required information from
                                      the servicer;

                                   o  any representation, warranty,
                                      certification or statement made by the
                                      manager in a transaction document or in
                                      any document provided by the manager under
                                      or in connection with a transaction
                                      document proves to be incorrect when made
                                      or is incorrect when repeated, in a manner
                                      which as reasonably determined by the
                                      issuer trustee has an Adverse Effect and
                                      is not remedied to the issuer trustee's
                                      reasonable satisfaction within 60 Business
                                      Days of notice to the manager by the
                                      issuer trustee; or

                                   o  the manager has breached its other
                                      obligations under a transaction document
                                      or any other deed, agreement or
                                      arrangement entered into by the manager
                                      under the master trust deed and relating
                                      to the trust or the notes or any redraw
                                      bonds, other than an obligation which
                                      depends upon information provided by, or
                                      action taken by, the servicer and the
                                      servicer has not provided the information
                                      or taken the action, and that breach has
                                      had or, if continued, will have an Adverse
                                      Effect as reasonably determined by the
                                      issuer trustee, and either:

                                      o  such breach is not remedied so that it
                                         no longer has or will have to such an
                                         Adverse Effect, within 20 Business Days
                                         of notice delivered to the manager by
                                         the issuer trustee; or

                                      o  the manager has not within 20 Business
                                         Days of receipt of such notice paid
                                         compensation to the issuer trustee for
                                         its loss from such breach in an amount
                                         satisfactory to the issuer trustee,
                                         acting reasonably.

                                   The issuer trustee must, in such notice,
                                   specify the reasons why it believes an
                                   Adverse Effect has occurred, or will occur,
                                   as the case may be.

                                       103

MOODY'S                            unless otherwise specified in the relevant
                                   prospectus supplement, means Moody's
                                   Investors Service Inc.

PAYMENT MODIFICATION               see page [37].

PERFECTION OF TITLE EVENT          unless otherwise specified in the relevant
                                   prospectus supplement, means:

                                   o  the seller makes any representation or
                                      warranty under a transaction document that
                                      proves to be incorrect when made, other
                                      than a representation or warranty in
                                      respect of which damages have been paid or
                                      for which payment is not yet due, for
                                      breach, or breaches any covenant or
                                      undertaking given by it in a transaction
                                      document, and that has or, if continued
                                      will have, an Adverse Effect; and:

                                      o  the same is not satisfactorily remedied
                                         so that it no longer has or will have,
                                         an Adverse Effect, within 20 Business
                                         Days of notice being delivered to the
                                         seller by the manager or the issuer
                                         trustee; or

                                      o  if the preceding paragraph is not
                                         satisfied, the seller has not within 20
                                         Business Days of such notice paid
                                         compensation to the issuer trustee for
                                         its loss from that breach in an amount
                                         satisfactory to the issuer trustee
                                         acting reasonably. Such compensation
                                         cannot exceed the aggregate of the
                                         principal amount outstanding in respect
                                         of the corresponding housing loan and
                                         any accrued or unpaid interest in
                                         respect of the housing loan, calculated
                                         in both cases at the time of payment of
                                         the compensation.

                                         The issuer trustee must, in such
                                         notice, specify the reasons why it
                                         believes an Adverse Effect has
                                         occurred, or will occur;

                                   o  if the seller is the servicer, a Servicer
                                      Default occurs;

                                   o  an Insolvency Event occurs in relation to
                                      the seller;

                                   o  if the seller is the swap provider under a
                                      fixed rate swap or an interest rate basis
                                      cap, the seller fails to make any payment
                                      due under a swap or cap and that failure:

                                      o  has or will have an Adverse Effect as
                                         reasonably determined by the issuer
                                         trustee; and

                                      o  is not remedied by the seller within 20
                                         Business Days, or such longer period as
                                         the issuer trustee agrees, of notice to
                                         the seller by the manager or the issuer
                                         trustee;

                                       104

                                   o  a downgrading in the long term debt rating
                                      of the seller below BBB by Standard &
                                      Poor's or Baa2 by Moody's or such other
                                      rating in respect of the seller as is
                                      agreed between the manager, the seller and
                                      the rating agency which had assigned the
                                      relevant rating.

PERFORMING HOUSING LOANS AMOUNT    unless otherwise specified in the relevant
                                   prospectus supplement, means in relation to a
                                   series the aggregate of the following:

                                   o  the amount outstanding under housing loans
                                      of that series under which no payment due
                                      from the borrower has been in arrears by
                                      more than 90 days; and

                                   o  the amount outstanding under housing loans
                                      of that series under which a payment due
                                      from the borrower has been in arrears by
                                      more than 90 days and which are insured
                                      under a mortgage insurance policy.

POTENTIAL TERMINATION EVENT        unless otherwise specified in the relevant
                                   prospectus supplement, means:

                                   o  as a result of the introduction,
                                      imposition or variation of any law it is
                                      or becomes unlawful for the issuer
                                      trustee, and would also be unlawful for
                                      any new issuer trustee, to carry out any
                                      of its obligations under the relevant
                                      series supplement, the master trust deed
                                      (in so far as it relates to the trust),
                                      the note trust deed, the Offered notes or
                                      the security trust deed; or

                                   o  all or any part of the relevant series
                                      supplement, the master trust deed (in so
                                      far as it relates to the trust) the note
                                      trust deed, the Offered notes or the
                                      security trust deed is or has become void,
                                      illegal, unenforceable or of limited force
                                      and effect.

OFFSHORE ASSOCIATE                 see page [85].

PRIOR INTEREST                     unless otherwise specified in the relevant
                                   prospectus supplement, means the issuer
                                   trustee's lien over, and right of
                                   indemnification from, the assets of the trust
                                   calculated in accordance with the master
                                   trust deed for fees and expenses payable to
                                   the issuer trustee, other than the Secured
                                   Moneys and the arranging fees payable to the
                                   manager, which are unpaid, or paid by the
                                   issuer trustee but not reimbursed to the
                                   issuer trustee from the assets of the trust.

SECURED CREDITORS                  see page [47]

                                       105

SECURED MONEYS                     unless otherwise specified in the relevant
                                   prospectus supplement, means the aggregate of
                                   all moneys owing to the security trustee or
                                   to a Secured Creditor under any of the
                                   transaction documents whether such amounts
                                   are liquidated or not or are contingent or
                                   presently accrued due, and including rights
                                   sounding in damages only, provided that the
                                   amount owing by the issuer trustee in
                                   relation to the principal component of a note
                                   or any redraw bond is to be calculated by
                                   reference to the Invested Amount of that note
                                   or redraw bond, the amount owing by the
                                   issuer trustee in relation to the principal
                                   component of the standby redraw facility will
                                   include any unreimbursed principal
                                   charge-offs in respect of the standby redraw
                                   facility and the Secured Moneys do not
                                   include any fees or value added tax payable
                                   to the note trustee or an agent for which the
                                   issuer trustee is personally liable.

SERVICER DEFAULT                   see page [64].

STANDARD & POOR'S                  unless otherwise specified in the relevant
                                   prospectus supplement, means Standard &
                                   Poor's (Australia) Pty Ltd ABN 62 007 324
                                   852.

STATED AMOUNT                      unless otherwise specified in the relevant
                                   prospectus supplement, for a note or a redraw
                                   bond means:

                                   o  the principal amount of that note or
                                      redraw bond upon issue; less

                                   o  the aggregate of principal payments
                                      previously made on that note or redraw
                                      bond; less

                                   o  the aggregate of all then unreimbursed
                                      principal charge-offs on that note or
                                      redraw bond.

TARGET SETTLEMENT DAY              unless otherwise specified in the relevant
                                   prospectus supplement, means any day on which
                                   TARGET (the Trans-European Automated
                                   Real-time Gross Settlement Express Transfer
                                   System) is open.

                                       106

TRANSFER AMOUNT                    unless otherwise specified in the relevant
                                   prospectus supplement, means, in relation to
                                   a Transfer Proposal means the amount
                                   specified as such in that Transfer Proposal,
                                   as determined by the manager, which must be:

                                   o  the aggregate principal outstanding of the
                                      Assigned Assets in relation to that
                                      Transfer Proposal as at close of business
                                      on the Business Day immediately preceding
                                      the cut-off date in relation to that
                                      Transfer Proposal; or

                                   o  such other amount as is agreed between the
                                      issuer trustee and the manager provided
                                      that the manager has given written
                                      confirmation to the issuer trustee that
                                      the manager has received confirmation from
                                      each rating agency in relation to the
                                      Acquiring Trust that the transfer of the
                                      Assigned Assets in relation to that
                                      Transfer Proposal for that amount will not
                                      result in a reduction, qualification or
                                      withdrawal of any ratings then assigned by
                                      it in relation to any note or redraw bond
                                      in relation to the Acquiring Trust or the
                                      Disposing Trust.

TRANSFER PROPOSAL                  unless otherwise specified in the relevant
                                   prospectus supplement, means a proposal from
                                   the manager to the issuer trustee given in
                                   accordance with the master trust deed, for
                                   the issuer trustee to transfer Assigned
                                   Assets from one series trust under the master
                                   trust deed to another series trust under the
                                   master trust deed.

VOTING ENTITLEMENTS                unless otherwise specified in the relevant
                                   prospectus supplement, on a particular date,
                                   means the number of votes which a Voting
                                   Secured Creditor would be entitled to
                                   exercise if a meeting of Voting Secured
                                   Creditors were held on that date, being the
                                   number calculated by dividing the Secured
                                   Moneys owing to that Voting Secured Creditor
                                   by 10 and rounding the resultant figure down
                                   to the nearest whole number. If the note
                                   trustee is a Voting Secured Creditor it will
                                   have a Voting Entitlement equal to the
                                   aggregate Voting Entitlement for all holders
                                   of Offered notes.

                                   Secured Moneys in respect of the Offered
                                   notes will be converted to Australian dollars
                                   at the exchange rates specified for this
                                   purpose in the relevant prospectus supplement
                                   or the spot rate used for the calculation of
                                   amounts payable on the early termination of
                                   the applicable currency swap, whichever
                                   produces the lowest amount in Australian
                                   dollars.

VOTING SECURED CREDITORS           unless otherwise specified in the relevant
                                   prospectus supplement, means:

                                       107

                                   o  for so long as the Secured Moneys of the
                                      noteholders, converted, in the case of the
                                      Offered notes, to Australian dollars in
                                      the manner described in the definition of
                                      "Voting Entitlements" and any redraw
                                      bondholders are 75% or more of the then
                                      total Secured Moneys:

                                      o  if any Offered note then remains
                                         outstanding, the note trustee, or, if
                                         the note trustee has become bound to
                                         notify, or seek directions from, the
                                         Offered notes or take steps and/or to
                                         proceed under the note trust deed and
                                         fails to do so when required by the
                                         note trustee and such failure is
                                         continuing, the holders of the Offered
                                         notes;

                                      o  if any other senior notes remain
                                         outstanding, the other senior
                                         noteholders; and

                                      o  if any redraw bonds remain outstanding,
                                         the redraw bondholders; or

                                      o  if none of the above securities then
                                         remain outstanding, the subordinated
                                         noteholders; and

                                   o  otherwise:

                                      o  if any Offered note remains
                                         outstanding, the note trustee, or, if
                                         the note trustee has become bound to
                                         take steps and/or to proceed under the
                                         note trust deed and fails to do so when
                                         required by the note trust deed and
                                         such failure is continuing, the holders
                                         of the Offered notes; and

                                      o  each other then Secured Creditor other
                                         than the note trustee and the holders
                                         of the Offered notes.

                                       108

This information in this prospectus supplement and the accompanying prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS SUPPLEMENT
DATED [              , 20    ] (TO PROSPECTUS DATED [        , 20    ])

               [ ] CLASS [ ] MORTGAGE BACKED [FLOATING RATE] NOTES

                           MEDALLION TRUST SERIES [ ]

                                      LOGO

        SECURITISATION ADVISORY SERVICES PTY LIMITED (ABN 88 064 133 946)
                                     Manager

               COMMONWEALTH BANK OF AUSTRALIA (ABN 48 123 123 124)
                          As a Seller and the Servicer

                   [HOMEPATH PTY LIMITED (ABN 35 081 986 530)]
                                  [As a Seller]

                    [NAME OF ANY OTHER SELLER(S)] [(ABN [ ])]
                                  [As a Seller]

             PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)
          in its capacity as trustee of the Medallion Trust Series [ ]
                                 Issuer Trustee

                                  ------------

         The Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] will be collateralized by a pool of housing loans secured by properties located in Australia. The Medallion Trust Series [ ] will be governed by the laws of New South Wales, Australia.

         The Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] are not deposits and neither the notes nor the underlying housing loans are insured or guaranteed by any governmental agency or instrumentality. The Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus] represent obligations of the issuer trustee in its capacity as trustee of the Medallion Trust Series [ ] only and do not represent obligations of or interests in, and are not guaranteed by,
Securitisation Advisory Services Pty Limited, Commonwealth Bank of Australia,
[Homepath Pty Limited,] [name of any other seller(s),] Perpetual Trustee Company
Limited or the underwriters.

         [If any of the Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] are to be listed on an exchange, insert appropriate description.]

         INVESTING IN THE CLASS [ ] NOTES [AND THE CLASS [INSERT THE NAME OF ANY
OTHER NOTES OFFERED BY THIS PROSPECTUS]] INVOLVES RISKS. SEE "RISK FACTORS" ON
PAGE [ ].

                                                                                  UNDERWRITING
                          INITIAL PRINCIPAL     [INITIAL]                         DISCOUNTS AND        PROCEEDS
   CLASS [    ] NOTES          BALANCE        INTEREST RATE    PRICE TO PUBLIC     COMMISSION     TO ISSUER TRUSTEE
   ------------------          -------        -------------    ---------------     ----------     -----------------

Class [   ] Notes               $[ ]               $[ ]              $[ ]            $[ ]               $[ ]

[Include additional classes of notes offered by this prospectus, if any]

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             [NAME OF UNDERWRITERS]

                     Subject to completion, dated_________,

                                                PAGE

Important Notice About Information Presented in this
Prospectus Supplement and the Accompanying
Prospectus.........................................4

Disclaimers with Respect to Sales to Non-U.S.

    [Commonwealth Bank Residential Loan Program]..36
    [Commonwealth Bank Housing Loan Product Types]36
    [Commonwealth Bank Housing Loan Features].....36
    [Homepath Residential Loan Program]...........36
    [Homepath Housing Loan Product Types].........36
    [Homepath Housing Loan Features]..............36
    [[Name of other seller(s)] Residential Loan
    Program]......................................36
    [[Name of other seller(s)] Housing Loan Product
    Types]........................................36
    [[Name of other seller(s)] Housing Loan
    Features].....................................37
    Details of the Housing Loan Pool..............37
    Representations, Warranties and Eligibility

    [Distribution of the Available Income Amount
    on a [Monthly] Distribution Date [(which is not
    also a Quarterly Distribution Date)]].........43
    [Distribution of the Available Income Amount
    on a [Quarterly] Distribution Date [(also
    being a Monthly Distribution Date)]]..........44
    Interest on the Notes.........................46
    Determination of the Available Principal
    Amount........................................47
    Distribution of the Available Principal

                          S-2

                          S-3

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

For the purposes of this prospectus supplement and the accompanying prospectus, the Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] are being offered by this prospectus supplement and the accompanying prospectus while the [insert description of classes of notes not being offered by this prospectus] and the redraw notes (if any) are not being so offered by this prospectus supplement or the accompanying prospectus.

         The Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] are described in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to this series of
Class [ ] notes [or the Class [insert the name of any other notes offered by this prospectus]]; and (2) this prospectus supplement, which describes the specific terms of this series of Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] and may be different from the information in the prospectus.

         IF THE DESCRIPTION OF THE TERMS OF THE CLASS [ ] NOTES [OR THE CLASS
[INSERT THE NAME OF ANY OTHER NOTES OFFERED BY THIS PROSPECTUS]] VARIES BETWEEN
THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON
THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

         Neither this prospectus supplement nor the accompanying prospectus contains all of the information included in the registration statement. The registration statement also includes copies of the various contracts and documents referred to in this prospectus supplement and the accompanying prospectus. You may obtain copies of these documents for review. See "Available
Information" in the accompanying prospectus.

         If you require additional information, the mailing address of the
Manager's office in the United States is Securitisation Advisory Services Pty
Limited, c/o Commonwealth Bank of Australia, 599 Lexington Avenue, New York, New
York 10022, Attention: [ ].

         Definitions of capitalized terms used in this prospectus supplement and the accompanying prospectus are located under the caption "Glossary" in this prospectus supplement and in the accompanying prospectus.

                                      S-4

             DISCLAIMERS WITH RESPECT TO SALES TO NON-U.S. INVESTORS

   [Insert appropriate disclaimers and restrictions relating to any relevant
                            non-U.S. jurisdictions.]

                                      S-5

                             AUSTRALIAN DISCLAIMERS

o        Investments in the Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] do not represent deposits or other liabilities of Commonwealth Bank of Australia [, Homepath Pty
         Limited] [, [name of any other seller(s)]] or the respective associates of Commonwealth Bank of Australia [,/or] [Homepath Pty Limited] [or
         [name of any other seller(s)]] and are subject to investment risk, including possible delays in repayment and loss of income and principal invested.

o        None of Commonwealth Bank of Australia [,/or] [Homepath Pty Limited] [,
         [name of any other seller(s)]], any associate of Commonwealth Bank of
         Australia [,/or] [Homepath Pty Limited] [or [name of any other seller(s)]], Perpetual Trustee Company Limited, P.T. Limited or the
         note trustee, the note registrar, the principal paying agent, the agent bank, the paying agent, the currency swap provider[s] or any underwriter in any way stands behind the capital value or the performance of the Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] or the assets of the trust except to the limited extent provided in the transaction documents for the trust.

o        None of Commonwealth Bank of Australia [, Homepath Pty Limited] [,/or]
         [name of any other seller(s)], Perpetual Trustee Company Limited,
         Securitisation Advisory Services Pty Limited, P.T. Limited, [the note trustee], [the note registrar], [the principal paying agent], [the agent bank], [the paying agent], [the currency swap provider[s]] or any of the underwriters guarantees the payment of interest or the repayment of principal due on the Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]].

o        None of the obligations of Perpetual Trustee Company Limited, in its capacity as trustee of the trust, or Securitisation Advisory Services
         Pty Limited, as manager, is guaranteed in any way by Commonwealth Bank of Australia [,/or] [Homepath Pty Limited] [or [name of any other seller(s)]] or any associate of Commonwealth Bank of Australia [,/or]
         [Homepath Pty Limited] [or [name of any other seller(s)]] or by
         Perpetual Trustee Company Limited or any associate of Perpetual Trustee
         Company Limited.

[This section may be modified for each series to take into account disclaimers by other entities who are a party to the transaction documents for that series.]

                                      S-6

                                     SUMMARY

         This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. This summary contains an overview of some of the concepts and other information to aid your understanding. All of the information contained in this summary is qualified by the more detailed explanations in other parts of this prospectus supplement.

                    SUMMARY OF THE PARTIES TO THE TRANSACTION

TRUST: ...................................  Medallion Trust Series [     ]

ISSUER TRUSTEE:...........................  [Perpetual Trustee Company Limited
                                            (ABN 42 000 001 007)], in its
                                            capacity as trustee of the trust

MANAGER:..................................  Securitisation Advisory Services Pty
                                            Limited (ABN 88 064 133 946), Level
                                            6, 48 Martin Place, Sydney, NSW 2000
                                            Telephone no.: (612) 9378 2323

NOTE TRUSTEE:.............................  [                                  ]

SECURITY TRUSTEE:.........................  [P.T. Limited (ABN 67 004 454 666)]

SELLER[S]:................................  Commonwealth Bank of Australia (ABN
                                            48 123 123 124) [Homepath Pty
                                            Limited (ABN 35 081 986 530)] [name
                                            of any other seller(s)] [(ABN [ ])]

SERVICER: ................................  Commonwealth Bank of Australia

PRINCIPAL PAYING AGENT: ..................  [                                  ]

PAYING AGENT: ............................  [                                  ]

AGENT BANK: ..............................  [                                  ]

NOTE REGISTRAR: ..........................  [                                  ]

INCOME UNITHOLDER: .......................  Commonwealth Bank of Australia

CLASS A CAPITAL UNITHOLDER: ..............  [                                  ]

CLASS B CAPITAL UNITHOLDER: ..............  Commonwealth Bank of Australia

UNDERWRITERS: ............................  [                                  ]

LISTING AGENT:............................  [                                  ]

LIQUIDITY FACILITY PROVIDER:..............  [Commonwealth Bank of Australia]

PROVIDER:.................................  [Commonwealth Bank of Australia]

MORTGAGE INSURERS:........................  [                                  ]

                                      S-7

FIXED RATE SWAP PROVIDER:.................  [Commonwealth Bank of Australia]

BASIS SWAP PROVIDER:......................  [Commonwealth Bank of Australia]

CURRENCY SWAP PROVIDER[S]:................  [Commonwealth Bank of Australia]

RATING AGENCIES:..........................  [                                  ]

[This section may be modified for each series to include other entities who are a party to the transaction documents for that series.]

                                      S-8

                               STRUCTURAL DIAGRAM

[Insert diagram for specific transaction]

                                      S-9

                              SUMMARY OF THE NOTES

         In addition to the Offered notes, the issuer trustee will also issue
[name of other notes] collateralized by the same pool of housing loans.
[Description of other notes.] The issuer trustee may in certain circumstances after the closing date also issue redraw bonds collateralized by the same pool of housing loans. The [insert name of other notes issued on the closing date but not being offered by this prospectus] and the redraw bonds, if any, have not been, and will not be, registered in the United States [or admitted to listing or to trading on the [specify any applicable exchange]], and are not being offered by this prospectus supplement or the accompanying prospectus.

         Unless otherwise specified, the term OFFERED NOTES will mean the Class
[ ] notes [and [insert name of other notes being offered by this prospectus]]
[and the term "Class [ ] notes" will mean the [Class [list all sub-classes of notes offered by this prospectus]]. The term NON-OFFERED NOTES will mean [insert name of other notes issued by the issuer trustee on the closing date but not offered by this document] and any redraw bonds issued after the closing date.
The term NOTES will mean both the Offered notes and the Non-offered notes.

---------------------------------------------------- --------------------- --------------------- ---------------------
                                                        CLASS [     ]         CLASS [     ]         CLASS [     ]
---------------------------------------------------- --------------------- --------------------- ---------------------

---------------------------------------------------- --------------------- --------------------- ---------------------

Initial Principal Balance.......................     [                    ][                    ][                    ]
---------------------------------------------------- --------------------- --------------------- ---------------------
% of Total......................................     [                    ][                    ][                    ]
---------------------------------------------------- --------------------- --------------------- ---------------------
Anticipated Ratings:
---------------------------------------------------- --------------------- --------------------- ---------------------
Interest rate up to but excluding the first          [                    ][                    ][                    ]
distribution date following the distribution date
on which an optional redemption can first occur
---------------------------------------------------- --------------------- --------------------- ---------------------
Interest rate with respect to each distribution      [                    ][                    ][                    ]
date after the first distribution date on which an
optional redemption can occur; provided that if
the issuer trustee (i) proposes to redeem the
notes and redraw bonds for an amount equal to the
outstanding principal balance of the notes and
redraw bonds as reduced by losses, plus accrued
interest on the outstanding principal balance of
the notes and the redraw bonds, and (ii) fails to
obtain the approval of noteholders and redraw
bondholders owning at least [75]% of the aggregate
outstanding principal balance of notes and redraw
bonds owned by the noteholders and redraw
bondholders present at a meeting of voting secured
creditors, then the interest rate with respect to
each subsequent date will be the rate specified in
the line above..................................     [                    ][                    ][                    ]
---------------------------------------------------- --------------------- --------------------- ---------------------
Interest Accrual Method.........................     [                    ][                    ][                    ]
---------------------------------------------------- --------------------- --------------------- ---------------------
[Monthly/Quarterly] Distribution Dates..........     [                    ][                    ][                    ]
---------------------------------------------------- --------------------- --------------------- ---------------------
Clearance/Settlement............................     [                    ][                    ][                    ]
---------------------------------------------------- --------------------- --------------------- ---------------------
Cut-Off Date....................................                          [                    ]
---------------------------------------------------- -----------------------------------------------------------------
Closing Date....................................                          [                    ]
---------------------------------------------------- -----------------------------------------------------------------
Final Maturity Date.............................                          [                    ]
---------------------------------------------------- -----------------------------------------------------------------

                                      S-10

STRUCTURAL OVERVIEW

MEDALLION SECURITIZATION PROGRAM

         Commonwealth Bank of Australia established the Medallion Program pursuant to a master trust deed dated October 8, 1997 between Securitisation
Advisory Services Pty Limited as manager and Perpetual Trustee Company Limited as issuer trustee, as amended from time to time. The master trust deed provides the general terms and structure for securitization under the program. For a description of the Medallion Program, see "Description of the Trusts" in the
accompanying prospectus.

         Under the Medallion Program, approximately A$[ ] (or equivalent) of mortgage-backed securities have been issued into the Australian domestic market and global market through [ ] Australian domestic securitization transactions and [ ] global securitization transactions. The aggregate outstanding principal amount of housing loans under management in the Medallion Program is currently approximately A$[ ] billion.

MEDALLION TRUST SERIES [     ]

         The Medallion Trust Series [ ] was established on [ ] in the State of
New South Wales, Australia, by the issuer trustee, the manager [,/and]
Commonwealth Bank of Australia as the servicer and [a/the] seller [,/and]
[Homepath Pty Limited as a seller] [,/and] [name of any other seller(s)] as a seller] [,/and] [name of any other party to the series supplement] executing a series supplement and the manager settling A$[ ] on the issuer trustee.

         Except for the transactions described in this prospectus supplement relating to the issuance of the notes, as at the date of this prospectus supplement, the Medallion Trust Series [ ] has not engaged in any other business and no financial statements relating to the Medallion Trust Series [ ] have been prepared. The Medallion Trust Series [ ] is governed by the laws of the State of
New South Wales, Australia. The series supplement sets out the specific details of the Medallion Trust Series [ ], which may vary from the terms set forth in the master trust deed. Each securitization under the Medallion Program is a separate transaction with a separate trust. The assets of the Medallion Trust
Series [ ] will not be available to pay the obligations of any other trust, and the assets of other trusts will not be available to pay the obligations of the
Medallion Trust Series [ ]. See "Description of the Trusts" in the accompanying prospectus.

         The Medallion Trust Series [ ] involves the securitization of housing loans originated by Commonwealth Bank of Australia [,/and] [Homepath Pty Limited
[and [name of any other seller(s)]] and secured by mortgages on residential property located in Australia. [Each of] Commonwealth Bank of Australia [,/and]
[Homepath Pty Limited [and [name of any other seller(s)]] will equitably assign the housing loans to the trust, which will in turn issue the Offered notes, along with the [name of other notes], to fund the acquisition of the housing loans.

         Perpetual Trustee Company Limited, as issuer trustee, will grant a floating charge over all of the assets of the trust under the security trust deed in favor of P.T. Limited, as security trustee, to secure the trust's payment obligations on the notes and any redraw bonds and to its other creditors. The floating charge is a first ranking charge over the assets of the trust subject only to a prior interest in favour of the issuer trustee to secure payment of certain expenses of the trust. A floating charge is a security interest on a class of assets, but does not attach to specific assets unless and until it crystallizes, which means it becomes a fixed charge. The charge will crystallize if an event of default occurs under the security trust deed (but in some cases will crystallize only over the assets affected by the event of default).

                                      S-11

While the charge is a floating charge, the issuer trustee may dealwith the assets of the trust in accordance with the transaction documents and, if it acts contrary to its duties, may be able to deal with the assets of the trust in such a way as to prejudice the security trustee's interest in the assets in breach of the transaction documents. Once the floating charge crystallizes, the issuer trustee will no longer be able to dispose of or create interests in the assets of the trust affected by the crystallization except in accordance with the transaction documents. For a description of floating charges and crystallization see "The Security Trust Deed--Nature of the Charge" in the
accompanying prospectus.

         Payments of interest and principal on the notes and any redraw bonds will come only from the housing loans and other assets of the trust. The assets of the parties to the transaction are not available to meet the payments of interest and principal on the notes and any redraw bonds. If there are losses on the housing loans, the trust may not have sufficient assets to repay the notes and any redraw bonds.

         [This section may be modified for each series to accurately describe the securitization transaction for that series.]

CREDIT ENHANCEMENTS

         Payments of interest and principal on the notes and any redraw bonds will be supported by the following forms of credit enhancement:

SUBORDINATION AND ALLOCATION OF LOSSES

         [Description of subordination features, as applicable, and method of allocation of losses on the housing loans among classes of notes.]

MORTGAGE INSURANCE POLICIES

         [Description of pool mortgage insurance policy and primary mortgage insurance policies.]

EXCESS AVAILABLE INCOME

         [Any interest collections on the housing loans and other income of the trust remaining after payments of interest on the notes and any redraw bonds and the trust's expenses and reimbursement of any unreimbursed principal draws will be available to cover any losses on the housing loans that are not covered by the mortgage insurance policies.

         See "Description of the Offered notes --Principal Charge-Offs--
Reimbursement of Principal Charge-Offs" in this prospectus supplement.]

[RESERVE FUND]

         [Description of features of any reserve funds including their establishment terms, their funding and the distributions made from them.]

[OVERCOLLATERALIZATION]

         [Description of overcollateralization features whereby the principal amount of the housing loans exceeds the principal amount of the notes, the manner in which the interest in the excess amount is held by Commonwealth Bank of Australia or any other seller and the extent to which the level of overcollateralization must be maintained while the notes are outstanding.]

[LETTERS OF CREDIT]

         [Description of any letter of credit issued, including the duration of coverage and the amount and frequency and circumstances of any reduction in coverage provided by any letter of credit.]

[MINIMUM PRINCIPAL PAYMENT AGREEMENT]

         [Description of any minimum principal payment agreement entered into by the issuer trustee with an entity meeting the criteria of the relevant rating agencies in the event that aggregate scheduled principal payments and/or prepayments on the assets of the trust for the notes are not sufficient to make payments on those notes.]

                                      S-12

[GUARANTEED INVESTMENT CONTRACT]

         [Description of any guaranteed investment contract or investment agreement entered into by the issuer trustee.]

[OTHER INSURANCE, GUARANTEES AND SIMILAR INSTRUMENTS OR AGREEMENTS]

         [Description of any insurance, guarantees or similar arrangements for the purpose of:

         o   maintaining timely payments or providing protection against losses on the assets included in a trust;

         o   paying administrative expenses; or

         o   establishing a minimum reinvestment rate on the payments made in respect of the assets or a minimum principal payment rate on the assets of a trust.]

         [Description of any additional credit enhancement features applicable to the transaction.]

         [This section may be modified for each series to accurately describe the credit enhancements for that series.]

LIQUIDITY ENHANCEMENTS

         Payments of interest on the notes and any redraw bonds will be supported by the following forms of liquidity enhancement.

LIQUIDITY FACILITY

         To cover possible liquidity shortfalls in the payments of interest on the notes and any redraw bonds and other expenses of the trust, the issuer trustee will, in certain circumstances, be able to borrow funds under a liquidity facility to be provided by Commonwealth Bank of Australia.

[PRINCIPAL DRAWS]

         [To cover possible liquidity shortfalls in the payments of interest on the notes and any redraw bonds and the other expenses of the trust, where the liquidity facility has been fully utilized, the manager will direct the issuer trustee to allocate available principal collections on the housing loans and other principal receipts of the trust towards meeting the shortfall.]

         [This section may be modified for each series to accurately describe the liquidity enhancement for that series.]

REDRAWS AND FURTHER ADVANCES

         Under the terms of each variable rate housing loan, a borrower may, subject to certain conditions, redraw previously prepaid principal. A borrower may redraw an amount equal to the difference between the scheduled principal balance, being its principal balance if no amount had been prepaid, of his or her loan and the current principal balance of the loan. Commonwealth Bank of
Australia [,/or] [Homepath Pty Limited] [,/or] [name of any other seller(s)] may also agree to make further advances to a borrower in excess of the scheduled principal balance of his or her loan. Commonwealth Bank of Australia [,/or]
[Homepath Pty Limited [, as appropriate]] [,/or] [[name of any other seller(s)], as appropriate,] will be reimbursed for any redraws, and for any further advances which exceed the scheduled principal balance of a housing loan [by no more than one scheduled monthly installment on the housing loan], that it advances to borrowers from principal collections on the housing loans. Thus, the trust will have less funds available to pay principal to the notes on the [next monthly or quarterly distribution date (as appropriate)], but will have a corresponding greater amount of assets with which to make future payments.

         Where Commonwealth Bank of Australia [,/or] [Homepath Pty Limited]
[,/or] [name of any other seller(s)] makes further advances which exceed the scheduled principal balance of a housing loan by more than one scheduled monthly installment, then Commonwealth Bank of Australia [,/or] [Homepath Pty Limited [,
as appropriate]] [,/or] [name of other seller(s) [, as

                                      S-13

appropriate]] will repurchase the loan from the pool. [Describe alternate mechanism for funding further advances, where the housing loan remains in the pool and such further advances will be subordinated upon the enforcement of the security trust deed, to amounts owing with respect to the Offered notes.]

         See "Commonwealth Bank Residential Loan Program"[, "Homepath
Residential Loan Program"], "Description of the Transaction Documents--The
Standby Redraw Facility" in the accompanying prospectus and "Description of the
Offered notes --Redraws and Further Advances" [and "[name of other seller(s)]
Residential Loan Program]" in this prospectus supplement.

         [This section may be modified for each series to accurately describe the funding and reimbursement of redraws and further advances for that series.]

HEDGING ARRANGEMENTS

         To hedge its interest rate and currency exposures, the issuer trustee will enter into the following hedge arrangements:

         [Description of interest rate and currency swap agreements.]

OPTIONAL REDEMPTION

         [The issuer trustee will, if the manager directs it to do so, redeem all of the notes and any redraw bonds on any [quarterly] distribution date falling on or after the earlier of the [quarterly] distribution date falling in

         [ ] or the date when the current total outstanding principal balance of the housing loans is less than 10% of the total outstanding principal balance of the housing loans on

         [ ]. If the issuer trustee redeems the Offered notes, pursuant to the prior sentence the noteholders will receive a payment equal to the outstanding principal balance of the Offered notes plus any interest accrued on the outstanding principal balance of the Offered notes, unless noteholders and redraw bondholders owning at least 75% of the aggregate outstanding principal balance of the notes and redraw bonds owned by noteholders and redraw bondholders present at a meeting of voting secured creditors consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus accrued interest on the outstanding principal balance of the notes and redraw bonds. The interest on the Class [insert class name of Offered notes] notes with respect to each distribution date on which an optional redemption can occur will be [ ]. If the issuer trustee attempts but is unable to obtain the approval of noteholders and redraw bondholders owning at least 75% of the aggregate outstanding principal balance of the notes and redraw bonds owned by noteholders and the redraw bondholders present at a meeting of voting secured creditors to redeem the notes and redraw bonds for an amount equal to the outstanding principal balance as reduced by the amount of losses, if any, allocated to the notes and redraw bonds, then the interest rate on the Class [insert class name of Offered notes] notes will remain at, or return to, as applicable, [ ].

         [This section may be modified for each series to accurately describe the optional redemption features for the notes and redraw bonds in that series.]

                                      S-14

                              THE HOUSING LOAN POOL

         The housing loan pool will consist of [fixed rate and] variable rate residential housing loans secured by mortgages on owner occupied and non-owner occupied one-to-four family residential properties. The housing loans will have terms to stated maturity as of the cut-off date of no more than [ ] years.
Commonwealth Bank of Australia expects the pool of housing loans to have characteristics similar to the following:

SELECTED HOUSING LOAN POOL DATA

                      SELECTED HOUSING LOAN POOL DATA AS OF
              THE COMMENCEMENT OF BUSINESS ON [         , 20  ]

Number of Housing Loans.............................................    [    ]
Housing Loan Pool Size..............................................  A$[    ]
Average Housing Loan Balance........................................  A$[    ]
Maximum Housing Loan Balance........................................  A$[    ]
Minimum Housing Loan Balance........................................  A$[    ]
Total Valuation of the Properties...................................  A$[    ]
Maximum Remaining Term to Maturity in months........................    [    ]
Maximum Current Loan-to-Value Ratio.................................    [    ]%
Weighted Average Seasoning in months................................    [    ]
Weighted Average Remaining Term to Maturity in months...............    [    ]
Weighted Original Loan-to-Value Ratio...............................    [    ]%
Weighted Current Loan-to-Value Ratio................................    [    ]%

         The original loan-to-value ratio of a housing loan is calculated by comparing the initial principal amount of the housing loan to the valuation of the property that is currently securing the housing loan at the time the housing loan was originated unless the property has been revalued in the limited circumstances described below. There will be no revaluation of the properties specifically for the purposes of the issue of the notes. Revaluations are only conducted in circumstances where a borrower under a housing loan seeks additional funding, or seeks to partially discharge an existing security, or where a borrower is in default and Commonwealth Bank of Australia [, [Homepath
Pty Limited] or [name of any other seller(s)]] is considering enforcement action. Thus, if collateral has been released from the mortgage securing a housing loan or if the property securing the housing loan has reduced in value, the original loan-to-value ratio at the cut-off date may not reflect the loan-to-value ratio at the origination of that housing loan.

         Before the issuance of the notes, housing loans may be added to or removed from the housing loan pool. This addition or removal of housing loans may result in changes in the housing loan pool characteristics shown in the preceding table and could affect the weighted average lives and yields of the notes. [None of] Commonwealth Bank of Australia [,[Homepath Pty Limited] nor
[name of any other seller(s)]] will [not] add or remove any housing loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in the above table
[other than [ ]], unless a revised prospectus is delivered to prospective investors. See Appendix A for additional information regarding the housing loan pool.

         [The seller/Each seller] will select housing loans from its pool of eligible loans based on its selection criteria.

                                      S-15

         [This section may be modified for each series to accurately describe the housing loan pool for that series.]

                                      S-16

AUSTRALIAN WITHHOLDING TAX

         Payments of principal and interest on the Offered notes will be reduced by any applicable withholding taxes. The issuer trustee is not obliged to pay any additional amounts to the holders of the Offered notes to cover any withholding taxes. Under present Australian law, the Offered notes will not be subject to Australian withholding tax if they are issued in accordance with certain prescribed conditions. The issuer trustee will seek to issue the Offered notes in a manner which will satisfy the conditions for an exemption from
Australian withholding tax. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that an Offered note, or an interest in an Offered note, was being, or would later be, acquired directly or indirectly by certain associates of the issuer trustee or Commonwealth Bank of
Australia [, [Homepath Pty Limited] or [name of any other seller(s)]].
Accordingly, persons who are associates of the issuer trustee Commonwealth Bank
[,[Homepath Pty Limited] or [name of any other seller(s)]], for the purposes of the Australian Income Tax Assessment Act 1936, should not acquire Offered notes unless the exemption from the limitation regarding associates applies. See
"Australian Tax Matters--Payments of Principal, Premiums and Interest" , under the sub-heading "Public Offer Test" [in this prospectus supplement and] in the accompanying prospectus for a more detailed description of the exemption from the limitation regarding associates and the conditions that must be satisfied in order for the issue of the Offered notes to qualify for an exemption from
Australian withholding tax.

         If, by virtue of a change in law:

         o   the issuer trustee will be required to withhold or deduct amounts from payment of principal or interest to any class of noteholders or redraw bondholders due to taxes, duties, assessments or governmental charges; or

         o   the issuer trustee ceases to receive the total amount of interest payable by borrowers on the housing loans due to taxes, duties, assessments or other governmental charges,

the manager may, at its sole option, direct the issuer trustee to redeem all of the notes and any redraw bonds. If the issuer trustee redeems the Offered notes, the noteholders of the Offered notes will receive a payment equal to the outstanding principal balance of the Offered notes plus accrued interest on the outstanding principal balance of the Offered notes, unless noteholders and redraw bondholders owning 75% of the aggregate outstanding principal balance of the notes and redraw bonds consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus accrued interest on the outstanding principal balance of the notes and redraw bonds. However, if the withholding or deduction relates only to the Offered notes, noteholders of the Class [ ] notes owning 75%
of the aggregate outstanding principal balance of the Offered notes may direct the issuer trustee not to redeem the notes and redraw bonds. See "Description of the Offered notes--Redemption of the Notes for Taxation or Other Reasons" in the
accompanying prospectus.

         If the holder of an Offered note is an Australian resident or a non-resident that holds the Offered note at or through a permanent establishment in Australia, withholding tax of 48.5% must be deducted, unless the noteholder supplies the issuer trustee with their Australian Business Number or Tax File
Number or proof of appropriate exemption to quote such numbers.

                                      S-17

U.S. TAX STATUS

         [In the opinion of Mayer, Brown, Rowe & Maw LLP, special tax counsel for the manager, the Offered notes will be characterized as debt for U.S.
federal income tax purposes. Each holder of an Offered note, by acceptance of an
Offered note, agrees to treat the Offered notes as indebtedness. See ["United
States Federal Income Tax Consequences" in this prospectus supplement and]
"United States Federal Income Tax Matters" in the accompanying prospectus.]

         [Any additional United States federal income tax consequences for each series will be explained in this section.]

LEGAL INVESTMENT

         The Offered notes will not constitute "mortgage-related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 under
United States federal law. No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by regulatory authorities. You are urged to consult your own legal advisors concerning the status of the Offered notes as legal investments for you. See "Legal Investment Considerations" in the
accompanying prospectus.

ERISA CONSIDERATIONS

         In general, subject to the restrictions described in "ERISA
Considerations" in [this prospectus supplement and] the accompanying prospectus, the Offered notes will be eligible for purchase by retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, ERISA, or
Section 4975 of the U.S. Internal Revenue Code of 1986, as amended, the CODE.
Investors should consult their counsel with respect to the consequences under
ERISA and the Code of the plan's acquisition and ownership of the Offered notes.

BOOK-ENTRY REGISTRATION

         The Offered notes will be initially issued in book-entry form only.
Persons acquiring beneficial ownership of interests in the Offered notes will hold their interests through DTC in the United States or Clearstream, Luxembourg or Euroclear outside of the United States. [Persons acquiring beneficial interests in the non-US dollar denominated notes will hold their interests through Clearstream, Luxembourg or Euroclear.]

         Transfers within DTC, Clearstream, Luxembourg or Euroclear will be in accordance with the usual rules and operating procedures of the relevant system.
[Crossmarket transfers of Class [ ] notes between persons holding directly or indirectly through DTC, on the one hand, and persons holding directly or indirectly through Clearstream, Luxembourg or Euroclear, on the other hand, will take place in DTC through the relevant depositories of Clearstream, Luxembourg or Euroclear.

[LISTING ON THE [        ] EXCHANGE]

         [Description of any application for listing on an exchange.]

COLLECTIONS

         The issuer trustee will receive for each collection period amounts, which are known as collections, which include:

         o   payments of interest, principal, fees and other amounts under the housing loans, excluding any insurance premiums and related charges payable to Commonwealth Bank of Australia [,[Homepath Pty Limited]
             or [name of any other seller(s)]];

         o   proceeds from the enforcement of the housing loans and mortgages and other securities relating to those housing loans;

         o   amounts received under mortgage insurance policies;

                                      S-18

         o   amounts received from Commonwealth Bank of Australia, either as seller or servicer [, [Homepath Pty Limited] or [name of any other seller(s)]], for breaches of representations or undertakings; [and]

         o   interest on amounts in the collections account, other than certain excluded amounts, and income received on authorized short-term investments of the trust[; and]

         o   [Description of any other amounts forming collections].

         Collections will be allocated between income and principal. Collections attributable to interest, plus some other amounts, are known as the available income amount. The collections attributable to principal, plus some other amounts, are known as the available principal amount.

         The available income amount is used to pay certain fees and expenses of the trust and interest on the notes and any redraw bonds. The available principal amount is used to pay, among other things, principal on the notes and any redraw bonds. If there is an excess of available income amount after the
[quarterly] payment of such fees, expenses and interest on the notes, redraw bonds and the standby redraw facility, the excess income will be used to first reimburse any principal draws[, /and] second to reduce rateably any principal charge-offs on the Class [ ] notes and the redraw bonds and the standby redraw facility [and lastly to reduce any principal charge-offs on the Class [ ]
notes]. Any remaining excess will be [used to pay the manager's arranging fee with the balance] distributed to the income unitholder.

         [This section may be modified for each series to accurately describe the collections for that series.]

INTEREST ON THE NOTES AND REDRAW BONDS

         Interest on the notes and any redraw bonds is payable in arrears on each applicable distribution date. [Discussion of relevant accrual periods and distribution dates for the notes and redraw bonds.]

         On each [quarterly] distribution date, the amount available to pay interest on the Notes will be payable by the issuer trustee to the currency swap provider[s] which in turn will pay to the principal paying agent the interest to be paid on the Offered notes. [Discussion of interest payment flows and the priorities for payment of interest on the different classes of notes and any redraw bonds.]

         Interest on each class of notes and any redraw bonds is calculated for each accrual period as follows:

         o   at the note's or redraw bond's interest rate;

         o   on the outstanding principal balance of that note or redraw bond at the beginning of that accrual period; and

         o   on the basis of the actual number of days in the relevant accrual period and a year of 360 days for the Offered notes or a year of
             365 days for the [other notes] and the redraw bonds.

         [This section may be modified for each series to accurately describe the interest on the notes and any redraw bonds for that series.]

PRINCIPAL ON THE NOTES AND REDRAW BONDS

         Principal on the notes and any redraw bonds will be payable on each
[applicable] distribution date. [Discussion of dates, principal payment flows and priorities for payment of principal on the notes and redraw bonds, including any stepdown percentage.]

                                      S-19

         On each [monthly or quarterly] distribution date [(as appropriate)], the outstanding principal balance of each note and any redraw bond will be reduced by the amount of the principal payment made on that date on that note or redraw bond. The outstanding principal balance of each note and any redraw bond will also be reduced by the amount of principal losses on the housing loans allocated to that note or redraw bond.

         [Discussion of priorities for enforcement proceeds among the notes and redraw bonds.]

         [This section may be modified for each series to accurately describe the principal on the notes and any redraw bonds for that series.]

ALLOCATION OF CASH FLOWS

         On each distribution date, the issuer trustee will allocate interest and principal to each noteholder and any redraw bondholder to the extent of the available income amount and available principal amount on that distribution date available to be applied for these purposes.

         The charts on the succeeding pages summarize the flow of payments.

                                      S-20

                      [Charts describing flow of payments]

                                      S-21

                                  RISK FACTORS

         The Offered notes are complex securities issued by a foreign entity and secured by property located in a foreign jurisdiction. You should consider the following risk factors in deciding whether to purchase the Offered notes. There may be other unforeseen reasons why you might not receive principal or interest on your Offered notes. You should also read the detailed information set out elsewhere in this prospectus supplement and the accompanying prospectus.

THE OFFERED NOTES WILL BE PAID          o   The Offered notes are debt
ONLY FROM THE ASSETS OF THE TRUST           obligations of the issuer trustee
                                            only in its capacity as trustee of
                                            the trust. The Offered notes do not
                                            represent an interest in or
                                            obligation of the issuer trustee in
                                            any other capacity or of any of the
                                            other parties to the transaction.
                                            The assets of the trust will be the
                                            sole source of payments on the
                                            Offered notes. The issuer trustee's
                                            personal assets will only be
                                            available to make payments on the
                                            Offered notes if the issuer trustee
                                            is negligent, commits fraud or in
                                            some circumstances where the issuer
                                            trustee fails to comply with or
                                            breaches an obligation imposed upon
                                            it under the transaction documents.
                                            Therefore, if the assets of the
                                            trust are insufficient to pay the
                                            interest and principal on your
                                            Offered notes when due, there will
                                            be no other source from which to
                                            receive these payments and you may
                                            not get back your entire investment
                                            or the yield you expected to
                                            receive.

YOU FACE AN ADDITIONAL POSSIBILITY     o    Although Commonwealth Bank of
OF LOSS BECAUSE THE ISSUER TRUSTEE          Australia [,[Homepath Pty Limited]
DOES NOT HOLD LEGAL TITLE TO THE            and [name of any other seller(s)]]
HOUSING LOANS                               could have legally assigned the
                                            title to the housing loans to the
                                            issuer trustee, initially [it/they]
                                            will assign only equitable title to
                                            the housing loans to the issuer
                                            trustee. The borrowers will not be
                                            notified of the equitable
                                            assignment. The housing loans will
                                            be legally assigned to the issuer
                                            trustee only upon the occurrence of
                                            a perfection of title event, as
                                            described in "Description of the
                                            Assets of the Trust--Transfer and
                                            Assignment of the Housing Loans" in
                                            the accompanying prospectus.
                                            Because the issuer trustee does not
                                            hold legal title to the housing
                                            loans, you will be subject to the
                                            following risks, which may lead to
                                            a failure to receive collections on
                                            the housing loans, delays in
                                            receiving the collections or losses
                                            to you:

                                            o    The issuer trustee's interest
                                                 in a housing loan and its
                                                 related securities may be
                                                 impaired by the subsequent
                                                 creation of another interest
                                                 over

                                      S-22

                                                 the related housing loan
                                                 or its related securities by
                                                 [a/the] seller prior to the
                                                 issuer trustee acquiring a
                                                 legal interest in the housing
                                                 loans.

                                       o    Until a borrower has notice of the
                                            assignment, that borrower is not
                                            bound to make payments under its
                                            housing loan to anyone other than
                                            Commonwealth Bank of Australia
                                            [,[Homepath Pty Limited, as
                                            appropriate] or [name of any other
                                            seller(s)], as appropriate]. Until
                                            a borrower receives notice of the
                                            assignment, any payments the
                                            borrower makes under his or her
                                            housing loan to Commonwealth Bank
                                            of Australia [, [Homepath Pty
                                            Limited, as appropriate] or [name
                                            of any other seller(s)], as
                                            appropriate] will validly discharge
                                            the borrower's obligations under
                                            the borrower's housing loan even if
                                            the issuer trustee does not receive
                                            the payments from Commonwealth Bank
                                            of Australia [, [Homepath Pty
                                            Limited, as appropriate] or [name
                                            of any other seller(s)], as
                                            appropriate]. Therefore, if
                                            Commonwealth Bank of Australia [,
                                            [Homepath Pty Limited] or [name of
                                            any other seller(s)]] does not
                                            deliver collections to the issuer
                                            trustee, for whatever reason,
                                            neither the issuer trustee nor you
                                            will have any recourse against the
                                            related borrowers for such
                                            collections.

                                       o    The issuer trustee may not be able
                                            to initiate any legal proceedings
                                            against a borrower to enforce a
                                            housing loan without the
                                            involvement of Commonwealth Bank of
                                            Australia [, [Homepath Pty Limited,
                                            as appropriate] or [name of any
                                            other seller(s)], as appropriate].

A BORROWER'S ABILITY TO OFFSET MAY     o    It is possible that in the event of
AFFECT THE RETURN ON YOUR OFFERED           the insolvency of Commonwealth Bank
NOTES                                       of Australia [,[Homepath Pty
                                            Limited] or [name of any other
                                            seller(s)]], borrowers may be able
                                            to offset their deposits with
                                            Commonwealth Bank of Australia
                                            [,[Homepath Pty Limited, as
                                            appropriate] or [name of any other
                                            seller(s)], as appropriate],
                                            against their liability under their
                                            housing loans. If this occurred,
                                            the assets of the trust might be
                                            insufficient to pay you principal
                                            and interest in full.

[A/THE] SELLER AND THE SERVICER MAY    o    Before [the/a] seller or the
COMMINGLE COLLECTIONS ON THE                servicer remits collections to the
HOUSING LOANS WITH THEIR ASSETS             collections account, the collections
                                            may be commingled with the assets of
                                            [the/that] seller or the servicer.
                                            If [the/a] seller or the servicer
                                            becomes insolvent, the issuer
                                            trustee may only be able to claim
                                            those collections as an

                                      S-23

                                           unsecured creditor of the insolvent
                                           company. This could lead to a
                                           failure to receive the collections
                                           on the housing loans, delays in
                                           receiving the collections, or losses
                                           to you.

THERE IS NO WAY TO PREDICT THE         o   The rate of principal and interest
ACTUAL RATE AND TIMING OF PAYMENTS         payments on pools of housing loans
ON THE HOUSING LOANS                       varies among pools, and is
                                           influenced by a variety of economic,
                                           demographic, social, tax, legal and
                                           other factors, including prevailing
                                           market interest rates for housing
                                           loans and the particular terms of
                                           the housing loans. Australian
                                           housing loans have features and
                                           options that are different from
                                           housing loans in the United States
                                           and Europe, and thus will have
                                           different rates and timing of
                                           payments from housing loans in the
                                           United States and Europe. There is
                                           no guarantee as to the actual rate
                                           of prepayment on the housing loans,
                                           or that the actual rate of
                                           prepayments will conform to any
                                           model described in this prospectus
                                           supplement. The rate and timing of
                                           principal and interest payments and
                                           the ability to redraw principal on
                                           the housing loans will affect the
                                           rate and timing of payments of
                                           principal and interest on your
                                           Offered notes. Unexpected prepayment
                                           rates could have the following
                                           negative effects:

                                           o   If you bought your Offered notes
                                               for more than their face amount,
                                               the yield on your Offered notes
                                               will drop if principal payments
                                               occur at a faster rate than you
                                               expect.

                                           o   If you bought your Offered notes
                                               for less than their face amount,
                                               the yield on your Offered notes
                                               will drop if principal payments
                                               occur at a slower rate than you
                                               expect.

LOSSES AND DELINQUENT PAYMENTS ON      o   If borrowers fail to make payments
THE HOUSING LOANS MAY AFFECT THE           of interest and principal under the
RETURN ON YOUR OFFERED NOTES               housing loans when due and the
                                           credit enhancement described in this
                                           prospectus supplement is not enough
                                           to protect your Offered notes from
                                           the borrowers' failure to pay, then
                                           the issuer trustee may not have
                                           enough funds to make full payments
                                           of interest and principal due on
                                           your Offered notes. Consequently,
                                           the yield on your Offered notes
                                           could be lower than you expect and
                                           you could suffer losses.

ENFORCEMENT OF THE HOUSING LOANS       o   Substantial delays could be
MAY CAUSE DELAYS IN PAYMENT AND            encountered in connection with the
LOSSES                                     liquidation of a housing loan, which
                                           may lead to shortfalls in payments
                                           to you to the extent those
                                           shortfalls are not covered by a

                                      S-24

                                           mortgage insurance policy.

                                       o   If the proceeds of the sale of a
                                           mortgaged property, net of
                                           preservation and liquidation
                                           expenses, are less than the amount
                                           due under the related housing loan,
                                           the issuer trustee may not have
                                           enough funds to make full payments
                                           of interest and principal due to
                                           you, unless the difference is
                                           covered under a mortgage insurance
                                           policy.

PRINCIPAL ON THE REDRAW BONDS WILL     o   If redraw bonds are issued they will
BE PAID BEFORE PRINCIPAL ON YOUR           rank ahead of your Offered notes
OFFERED NOTES                              with respect to payment of principal
                                           prior to enforcement of the charge
                                           under the security trust deed, and
                                           you may not receive full repayment
                                           of principal on your Offered notes.

[THE OFFERED NOTES PROVIDE ONLY        o   [The amount of credit enhancement
LIMITED PROTECTION AGAINST LOSSES]         provided through the subordination
                                           of the Offered notes to the Offered
                                           notes and redraw bonds is limited
                                           and could be depleted prior to the
                                           payment in full of the Offered notes
                                           and redraw bonds. If the principal
                                           amount of the Offered notes is
                                           reduced to zero, you may suffer
                                           losses on your Offered notes.]

THE MORTGAGE INSURANCE POLICIES MAY    o   The mortgage insurance policies are
NOT BE AVAILABLE TO COVER LOSSES ON        subject to some exclusions from
THE HOUSING LOANS                          coverage and rights of refusal or
                                           reduction of claims, some of which
                                           are described in "Description of the
                                           Transaction Documents--The Mortgage
                                           Insurance Policies". Therefore, a
                                           borrower's payments that are
                                           expected to be covered by the
                                           mortgage insurance policies may not
                                           be covered because of these
                                           exclusions, refusals or reductions
                                           and the issuer trustee may not have
                                           enough money to make full payments
                                           of principal and interest on your
                                           Offered notes.

YOU MAY NOT BE ABLE TO RESELL YOUR     o   The underwriters are not required to
OFFERED NOTES                              assist you in reselling your Offered
                                           notes. A secondary market for your
                                           Offered notes may not develop.

                                       o   If a secondary market does develop,
                                           it might not continue or might not
                                           be sufficiently liquid to allow you
                                           to resell any of your Offered notes
                                           readily or at the price you desire.
                                           The market value of your Offered
                                           notes is likely to fluctuate, which
                                           could result in significant losses
                                           to you.

                                      S-25

THE TERMINATION OF ANY OF THE SWAPS    o   The issuer trustee will exchange the
MAY SUBJECT YOU TO LOSSES FROM             interest payments from the fixed
INTEREST RATE OR CURRENCY                  rate housing loans for variable rate
FLUCTUATIONS                               payments based upon the [one or
                                           three-month] Australian bank bill
                                           rate [depending upon which note
                                           interest payments are being
                                           swapped]. If [a/the] fixed rate swap
                                           is terminated or [the/a] fixed rate
                                           swap provider fails to perform its
                                           obligations, you will be exposed to
                                           the risk that the floating rate of
                                           interest payable on the Offered
                                           notes will be greater than the
                                           discretionary fixed rate set by the
                                           servicer on the fixed rate housing
                                           loans, which may lead to losses to
                                           you.

                                       o   The issuer trustee will exchange the
                                           interest payments from the variable
                                           rate housing loans for variable rate
                                           payments based upon the [one or
                                           three-month] Australian bank bill
                                           rate [depending upon which note
                                           interest payments are being
                                           swapped]. If [a/the] basis swap is
                                           terminated, the manager will direct
                                           the servicer to, subject to
                                           applicable laws, set the rates at
                                           which interest set-off benefits are
                                           calculated under the mortgage
                                           interest saver accounts at a rate
                                           low enough to cover the payments
                                           owed by the trust or to zero, and if
                                           that does not produce sufficient
                                           income, to set the interest rates on
                                           the variable rate housing loans at a
                                           rate high enough to cover the
                                           payments owed by the trust. If the
                                           rates on the variable rate housing
                                           loans are set above the market
                                           interest rate for similar variable
                                           rate housing loans, the affected
                                           borrowers will have an incentive to
                                           refinance their loans with another
                                           institution, which may lead to
                                           higher rates of principal prepayment
                                           than you initially expected, which
                                           will affect the yield on your
                                           Offered notes.

                                       o   The issuer trustee will receive
                                           payments from the borrowers on the
                                           housing loans, the fixed rate swap
                                           provider[s] and the basis swap
                                           provider[s] in Australian dollars
                                           calculated, in the case of the swap
                                           providers, by reference to the
                                           Australian bank bill rate, and make
                                           payments to you in [insert relevant
                                           currency] calculated, in the case of
                                           interest, by reference to [insert
                                           relevant reference rate]. Under the
                                           currency swap[s], the currency swap
                                           provider[s] will exchange Australian
                                           dollar obligations for [insert
                                           relevant currency], and in the case
                                           of interest, amounts calculated by
                                           reference to the Australian bank
                                           bill rate for amounts calculated by
                                           reference to [insert relevant
                                           reference rate.] If [the/a] currency
                                           swap provider fails to perform its

                                      S-26

                                           obligations [under any currency
                                           swap] or if [the/a] currency swap is
                                           terminated, the issuer trustee might
                                           have to exchange its Australian
                                           dollars for [insert relevant
                                           currency] and its Australian bank
                                           bill rate obligations for [insert
                                           relevant reference rate] obligations
                                           at [a rate/rates] that [does/do] not
                                           provide sufficient [insert relevant
                                           currency] to make payments to you in
                                           full.

PREPAYMENTS DURING A COLLECTION        o   If a prepayment is received on a
PERIOD MAY RESULT IN YOU NOT               housing loan during a collection
RECEIVING YOUR FULL INTEREST               period, interest on the housing loan
PAYMENTS                                   will cease to accrue on that portion
                                           of the housing loan that has been
                                           prepaid, starting on the date of
                                           prepayment. The amount prepaid will
                                           be invested in investments, or will
                                           be the subject of interest payable
                                           by the servicer commencing [ ]
                                           Business Days after receipt by the
                                           servicer, that may earn a rate of
                                           interest lower than that paid on the
                                           housing loan. If it is less, and
                                           either the basis swap[s] or the
                                           fixed rate swap[s] [has/have] been
                                           terminated, the issuer trustee may
                                           not have sufficient funds to pay you
                                           the full amount of interest on the
                                           Offered notes on the next
                                           [quarterly] distribution date.

PAYMENT HOLIDAYS MAY RESULT IN YOU     o   If a borrower prepays principal on
NOT RECEIVING YOUR FULL INTEREST           his or her housing loan, the
PAYMENTS                                   borrower is not required to make any
                                           payments, including interest
                                           payments, until the outstanding
                                           principal balance of the housing
                                           loan plus unpaid interest equals the
                                           scheduled principal balance. If a
                                           significant number of borrowers take
                                           advantage of this feature at the
                                           same time and the liquidity facility
                                           and any principal draws do not
                                           provide enough funds to cover the
                                           interest payments on the housing
                                           loans that are not received, the
                                           issuer trustee may not have
                                           sufficient funds to pay you the full
                                           amount of interest on your Offered
                                           notes on the next [quarterly]
                                           distribution date.

THE PROCEEDS FROM THE ENFORCEMENT      o   If the security trustee enforces the
OF THE SECURITY TRUST DEED MAY BE          security interest on the assets of
INSUFFICIENT TO PAY AMOUNTS DUE TO         the trust after an event of default
YOU                                        under the security trust deed, there
                                           is no assurance that the market
                                           value of the assets of the trust
                                           will be equal to or greater than the
                                           outstanding principal and interest
                                           due on the Offered notes and the
                                           other secured obligations that rank
                                           ahead of or equally with the Offered
                                           notes, or that the security trustee
                                           will be able to realize the full
                                           value of the assets of the trust.
                                           The issuer trustee, the security
                                           trustee, the note trustee, the
                                           principal paying agent and any

                                      S-27

                                           receiver, to the extent they are
                                           owed any fees, the liquidity
                                           facility provider to the extent of
                                           any outstanding cash advance
                                           deposit, the fixed rate swap
                                           provider and the basis swap provider
                                           in respect of any collateral lodged
                                           by them and the seller[s] to the
                                           extent of any unpaid accrued
                                           interest adjustment will generally
                                           be entitled to receive the proceeds
                                           of any sale of the assets of the
                                           trust before you. Consequently, the
                                           proceeds from the sale of the assets
                                           of the trust after an event of
                                           default under the security trust
                                           deed may be insufficient to pay you
                                           principal and interest in full.

IF THE MANAGER DIRECTS THE ISSUER      o   If the manager directs the issuer
TRUSTEE TO REDEEM THE OFFERED NOTES        trustee to redeem the notes and any
EARLY, YOU COULD SUFFER LOSSES AND         redraw bonds early as described in
THE YIELD ON YOUR OFFERED NOTES            "Description of the Offered
COULD BE LOWER THAN EXPECTED               notes--Optional Redemption of the
                                           Notes" in this prospectus supplement
                                           and principal charge-offs have
                                           occurred, noteholders and redraw
                                           bondholders owning at least 75% of
                                           the aggregate outstanding amount of
                                           the notes and redraw bonds may
                                           consent to receiving an amount equal
                                           to the outstanding principal amount
                                           of the notes and redraw bonds, less
                                           unreimbursed principal charge-offs,
                                           plus accrued interest. As a result,
                                           you may not fully recover your
                                           investment. In addition, the early
                                           retirement of your Offered notes
                                           will shorten their average lives and
                                           potentially lower the yield on your
                                           Offered notes.

TERMINATION PAYMENTS RELATING TO       o   If the issuer trustee is required to
[THE/A] CURRENCY SWAP AND THE FIXED        make a termination payment to
RATE SWAP[S] MAY REDUCE PAYMENTS TO        [a/the] currency swap provider or
YOU                                        the fixed rate swap provider upon
                                           the termination of [a/the] currency
                                           swap or [a/the] fixed rate swap,
                                           respectively the issuer trustee will
                                           make the termination payment from
                                           the assets of the trust and, prior
                                           to enforcement of the security trust
                                           deed, in priority to payments on the
                                           Offered notes. Thus, if the issuer
                                           trustee makes a termination payment,
                                           there may not be sufficient funds
                                           remaining to pay interest on your
                                           Offered notes on the next
                                           [quarterly] distribution date, and
                                           the principal on your Offered notes
                                           may not be repaid in full.

THE IMPOSITION OF A WITHHOLDING TAX    o   If a withholding tax is imposed on
WILL REDUCE PAYMENTS TO YOU AND MAY        payments of interest on your Offered
LEAD TO AN EARLY REDEMPTION OF THE         notes, you will not be entitled to
OFFERED NOTES                              receive grossed-up amounts to
                                           compensate for such withholding tax.
                                           Thus, you will receive less interest
                                           than is scheduled to be

                                      S-28

                                           paid on your Offered notes.

                                       o   [If the option to redeem the notes
                                           and any redraw bonds early, as a
                                           result of the imposition of a
                                           withholding or other tax on any
                                           notes or redraw bonds or in respect
                                           of the housing loans, is exercised
                                           and principal charge-offs have
                                           occurred, noteholders and redraw
                                           bondholders owning at least 75% of
                                           the aggregate outstanding amount of
                                           the notes and redraw bonds may
                                           consent to receiving an amount equal
                                           to the outstanding principal amount
                                           of the notes and redraw bonds, less
                                           unreimbursed principal charge-offs,
                                           plus accrued interest. As a result,
                                           you may not fully recover your
                                           investment. In addition, the early
                                           retirement of your Offered notes
                                           will shorten their average lives and
                                           potentially lower the yield on your
                                           Offered notes.]

THE SERVICER'S ABILITY TO SET THE      o   The interest rates on the variable
INTEREST RATE ON VARIABLE RATE             rate housing loans are not tied to
HOUSING LOANS MAY LEAD TO INCREASED        an objective interest rate index,
DELINQUENCIES OR PREPAYMENTS               but are set at the sole discretion
                                           of Commonwealth Bank of Australia as
                                           servicer of the housing loans. If
                                           Commonwealth Bank of Australia
                                           increases the interest rates on the
                                           variable rate housing loans,
                                           borrowers may be unable to make
                                           their required payments under the
                                           housing loans, and accordingly, may
                                           become delinquent or may default on
                                           their payments. In addition, if the
                                           interest rates are raised above
                                           market interest rates, borrowers may
                                           refinance their loans with another
                                           lender to obtain a lower interest
                                           rate. This could cause higher rates
                                           of principal prepayment than you
                                           expected and affect the yield on
                                           your Offered notes.

THE FEATURES OF THE HOUSING LOANS      o   The features of the housing loans,
MAY CHANGE, WHICH COULD AFFECT THE         including their interest rates, may
TIMING AND AMOUNT OF PAYMENTS TO           be changed by Commonwealth Bank of
YOU                                        Australia [,[Homepath Pty Limited]
                                           or [name of any other seller(s)]],
                                           either on its own initiative or at a
                                           borrower's request. Some of these
                                           changes may include the addition of
                                           newly developed features which are
                                           not described in this prospectus
                                           supplement and the accompanying
                                           prospectus. As a result of these
                                           changes and borrowers' payments of
                                           principal, the concentration of
                                           housing loans with specific
                                           characteristics is likely to change
                                           over time, which may affect the
                                           timing and amount of payments you
                                           receive.

                                       o   If Commonwealth Bank of Australia
                                           [,[Homepath Pty Limited] or [name of
                                           any other seller(s)]]

                                      S-29

                                            changes the features of the housing
                                            loans or fails to offer desirable
                                            features offered by their
                                            competitors, borrowers might elect
                                            to refinance their loan with another
                                            lender to obtain more favourable
                                            features. In addition, the housing
                                            loans included in the trust are not
                                            permitted to have some features. If
                                            a borrower opts to add one of these
                                            features to his or her housing loan,
                                            in effect the housing loan will be
                                            repaid and a new housing loan will
                                            be written which will not form part
                                            of the assets of the trust. The
                                            refinancing or removal of housing
                                            loans could cause you to experience
                                            higher rates of principal prepayment
                                            than you expected, which could
                                            affect the yield on your Offered
                                            notes.

THERE ARE LIMITS ON THE AMOUNT OF      o   If the interest collections during a
AVAILABLE LIQUIDITY TO ENSURE              collection period are insufficient
PAYMENTS OF INTEREST TO YOU                to cover fees and expenses of the
                                           trust and the interest payments due
                                           on the Offered notes on the next
                                           [quarterly] distribution date, the
                                           issuer trustee will request an
                                           advance under the liquidity
                                           facility. If advances under the
                                           liquidity facility are insufficient
                                           for this purpose, funds may be
                                           allocated from the available
                                           principal amount towards meeting
                                           such fees, expenses and interest as
                                           a principal draw. In the event that
                                           there is not enough money available
                                           under the liquidity facility or by
                                           way of principal draw, you may not
                                           receive a full payment of interest
                                           on that [quarterly] distribution
                                           date, which will reduce the yield on
                                           your Offered notes.

[A DECLINE IN AUSTRALIAN ECONOMIC      o   [If the Australian economy were to
CONDITIONS MAY LEAD TO LOSSES ON           experience a decline in economic
YOUR OFFERED NOTES]                        conditions, an increase in interest
                                           rates, a fall in property values or
                                           any combination of these factors,
                                           delinquencies or losses on the
                                           housing loans might increase, which
                                           might cause losses on your Offered
                                           notes.]

CONSUMER PROTECTION LAWS MAY AFFECT    o   Some of the borrowers may attempt to
THE TIMING OR AMOUNT OF INTEREST OR        make a claim to a court requesting
PRINCIPAL PAYMENTS TO YOU                  changes in the terms and conditions
                                           of their housing loans or
                                           compensation or penalties from
                                           Commonwealth Bank of Australia
                                           [,[Homepath Pty Limited] or [name of
                                           any other seller(s)]] for breaches
                                           of any legislation relating to
                                           consumer credit. Any penalties
                                           payable by a seller to a borrower
                                           may be set-off against amounts owing
                                           under housing loans provided by that
                                           seller to the borrower.

                                       o   Breaches of consumer protection laws
                                           could result in a borrower paying
                                           less principal under his or her

                                      S-30

                                           housing loan as a consequence of
                                           either changes in that borrower's
                                           housing loan terms or the borrower
                                           setting off amounts it owes under
                                           housing loans against penalties
                                           payable to it by a seller in respect
                                           of the same housing loan. This may
                                           result in a delay or decrease in the
                                           amount of payments to you.

                                       o   In addition, if the issuer trustee
                                           obtains legal title to the housing
                                           loans, the issuer trustee will be
                                           subject to the penalties and
                                           compensation provisions of the
                                           applicable consumer protection laws.
                                           To the extent that the issuer
                                           trustee is unable to recover any
                                           such liabilities under limited
                                           indemnities from Commonwealth Bank
                                           of Australia, as seller and
                                           servicer, in respect of such
                                           liabilities, the assets of the trust
                                           will be used to indemnify the issuer
                                           trustee prior to payments to you.
                                           This may delay or decrease the
                                           amount of collections available to
                                           make payments to you. For more
                                           details you should read the section
                                           titled "Legal Aspects of the Housing
                                           Loans--Australian Consumer Credit
                                           Code" in [this prospectus supplement
                                           and] the accompanying prospectus.

[THE USE OF PRINCIPAL COLLECTIONS      o   [If principal collections are drawn
TO COVER LIQUIDITY SHORTFALLS MAY          upon to cover shortfalls in interest
LEAD TO PRINCIPAL LOSSES]                  collections and there is
                                           insufficient excess available income
                                           in succeeding collection periods to
                                           repay those principal draws, you may
                                           not receive full repayment of
                                           principal on your notes.]

A CONCENTRATION OF HOUSING LOANS IN    o   To the extent that the trust
SPECIFIC GEOGRAPHIC AREAS MAY              contains a high concentration of
INCREASE THE POSSIBILITY OF LOSS ON        housing loans secured by properties
YOUR OFFERED NOTES                         located within a single state or
                                           region within Australia, any
                                           deterioration in the real estate
                                           values or the economy of any of
                                           those states or regions could result
                                           in higher rates of delinquencies,
                                           foreclosures and losses than
                                           expected on the housing loans. In
                                           addition, these states or regions
                                           may experience natural disasters,
                                           which may not be fully insured
                                           against and which may result in
                                           property damage and losses on the
                                           housing loans. These events may in
                                           turn have a disproportionate impact
                                           on funds available to the trust,
                                           which could cause you to suffer
                                           losses.

YOU WILL NOT RECEIVE PHYSICAL NOTES    o   You will not receive physical notes,
REPRESENTING YOUR OFFERED NOTES,           except in limited circumstances.
WHICH CAN CAUSE DELAYS IN RECEIVING        This could:
DISTRIBUTIONS AND
                                           o    cause you to experience delays
                                                in receiving

                                      S-31

ABILITY TO PLEDGE OR RESELL YOUR                payments on the Offered notes
HAMPER YOUR OFFERED NOTES                       because the principal paying
                                                agent will be sending
                                                distributions on the Offered
                                                notes to [insert relevant
                                                common depositories] instead of
                                                directly to you;

                                           o    limit or prevent you from using
                                                your Offered notes as
                                                collateral; and

                                           o    hinder your ability to resell
                                                the Offered notes or reduce the
                                                price that you receive for
                                                them.0

AUSTRALIAN TAX REFORM PROPOSALS        o   The Australian federal government
COULD AFFECT THE TAX TREATMENT OF          is reforming business taxation as
THE TRUST                                  part of its current tax reform
                                           program. There are several proposed
                                           measures that, if enacted in their
                                           current form, could impact upon the
                                           tax treatment of the trust. For more
                                           details you should read the section
                                           titled "Australian Tax Matters--Tax
                                           Reform Proposals" in this prospectus
                                           supplement.

RATINGS OF THE OFFERED NOTES DO NOT    o   It is a condition to the issuance of
INSURE THEIR PAYMENT AND WITHDRAWAL        the Offered notes that they be rated
OF ANY RATINGS MAY AFFECT THE VALUE        [insert relevant rating] by [insert
OF THE OFFERED NOTES                       relevant rating agency] [and that
                                           the Class [insert class name of
                                           relevant Non-offered notes] notes be
                                           rated at least [insert relevant
                                           rating] by [insert relevant rating
                                           agency]]. A rating is not a
                                           recommendation to purchase, hold or
                                           sell the Offered notes, inasmuch as
                                           such rating does not address the
                                           market price or the suitability for
                                           a particular investor of a security.
                                           The rating of the Offered notes
                                           addresses the likelihood of the
                                           payment of principal and interest on
                                           the Offered notes pursuant to their
                                           terms. There is no assurance that a
                                           rating will remain for any given
                                           period of time or that a rating will
                                           not be lowered or withdrawn entirely
                                           by a rating agency, if in its
                                           judgment circumstances in the future
                                           so warrant. The ratings of the
                                           Offered notes will be based
                                           primarily on the creditworthiness of
                                           the housing loans[, the
                                           subordination provided by the Class
                                           [insert class name of relevant
                                           notes] notes to the Offered notes],
                                           the availability of excess interest
                                           collections after payment of
                                           interest on the notes and the
                                           trust's expenses, the mortgage
                                           insurance policies and the
                                           creditworthiness of the swap
                                           providers and the mortgage insurers.

SINCE THE MANAGER AND THE ISSUER       o   Each of Commonwealth Bank of
TRUSTEE ARE AUSTRALIAN                     Australia and Perpetual Trustee
                                           Company Limited is an

                                      S-32

ENTITIES, THERE REMAINS                    Australian public company and has
UNCERTAINTY  AS TO THE                     agreed to submit to the jurisdiction
ENFORCEABILITY IN AUSTRALIAN               of New York state and federal courts
COURTS OF JUDGMENTS OBTAINED IN            for purposes of any suit, action or
UNITED STATES COURTS BY ANY OF             proceeding arising out of the
THE HOLDERS OF THE OFFERED NOTES           offering of the Offered notes.
                                           Generally, a final and conclusive
                                           judgment obtained by holders of the
                                           Offered notes in United States
                                           courts would be recognized and
                                           enforceable against the manager or
                                           the issuer trustee, as the case may
                                           be, in the relevant Australian court
                                           without re-examination of the merits
                                           of the case. However, because of the
                                           foreign location of the manager and
                                           the issuer trustee and their
                                           directors, officers and employees
                                           (and their respective assets), it
                                           may be difficult for you to effect
                                           service of process over these
                                           persons or to enforce against them
                                           judgments obtained in United States
                                           courts based upon the civil
                                           liability provisions of the federal
                                           securities laws of the United
                                           States. See "Enforcement of Foreign
                                           Judgments in Australia" in the
                                           accompanying prospectus.

INABILITY TO FIND A REPLACEMENT        o   The redraw facility may be
REDRAW FACILITY PROVIDER                   terminated in some circumstances. If
                                           a replacement redraw facility is not
                                           entered into and redraw notes are
                                           not issued the issuer trustee may be
                                           required to reject some or all
                                           requests for redraws made by
                                           borrowers. This may in turn cause
                                           borrowers to refinance or repay
                                           their housing loans, resulting in an
                                           early repayment of principal on your
                                           Offered notes.

         [This section may be modified for each series to accurately describe the additional risk factors for that series.]

                                      S-33

                                CAPITALIZED TERMS

         The capitalized terms used in this prospectus supplement, unless defined elsewhere in this prospectus supplement, have the meanings set forth in
the Glossary starting on page [    ] of this prospectus supplement or in the
Glossary in the accompanying prospectus.

                            [US DOLLAR PRESENTATION]

         [In this prospectus supplement, references to "US dollars" and "US/ $"
are references to U.S. currency and references to "Australian dollars" and "A$"
are references to Australian currency. Unless otherwise stated in this prospectus supplement, any translations of Australian dollars into US dollars have been made at the rate of US$[ ] A$1.00, being the [noon buying rate in New
York City for cable transfers in Australian dollars as certified for custom purposes by the Federal Reserve Bank of New York on [ ]]. Use of such rate is not a representation that Australian dollar amounts actually represent such US dollar amounts or could be converted into US dollars at that rate.]

         [This section may be modified for each series to accurately describe the relevant currencies for that series.]

                                   THE SELLERS

         Commonwealth Bank of Australia, COMMONWEALTH BANK, [[Homepath Pty
Limited, HOMEPATH] and [name of any other seller(s)]] will be the seller(s) for
the Medallion Trust Series [      ].

COMMONWEALTH BANK

         For a description of Commonwealth Bank see "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager--Commonwealth Bank of Australia"
in the accompanying prospectus.

         [Insert any additional or different description of Commonwealth Bank.]

         The [insert year] Annual Report of Commonwealth Bank on Form 20-F was filed with the Securities and Exchange Commission on [insert date]. Commonwealth
Bank will provide without charge to each person to whom this prospectus supplement and accompanying prospectus is delivered, on the request of any such person, a copy of the Form 20-F referred to above. Written requests should be directed to: Commonwealth Bank of Australia, 599 Lexington Avenue, New York, NY
10022, Attention: [Executive Vice President and General Manager Americas].

         [This section may be modified for each series to accurately describe the description of the Commonwealth Bank for that series.]

[HOMEPATH]

         [For a description of Homepath see "Description of the Assets of a
Trust--Homepath Pty Limited" in the accompanying prospectus.]

         [Insert any additional or different description of Homepath.]

                                      S-34

         [This section may be modified for each series to accurately describe the description of Homepath for that series.]

[OTHER COMMONWEALTH BANK SUBSIDIARIES]

         [Insert description of any other subsidiary of Commonwealth Bank which is a seller in respect of the trust.]

                     DESCRIPTION OF THE ASSETS OF THE TRUST

ASSETS OF THE TRUST

         The assets of the trust will include the following:

         o    the pool of housing loans, including all:

              o    principal payments paid or payable on the housing loans at any time from and after the cut-off date; and

              o    interest payments and fees paid or payable on the housing
                   loans before or after the cut-off date (other than the
                   Accrued Interest Adjustment which is to be paid on the first distribution date to Commonwealth Bank [,[Homepath] and [name of any other seller(s)]] as seller[s] of the housing loans);

         o    rights under the mortgage insurance policies issued by [name of mortgage insurers] and the individual property insurance policies covering the mortgaged properties relating to the housing loans;

         o    rights under the mortgages in relation to the housing loans;

         o    rights under collateral securities appearing on the Bank's records of Commonwealth Bank [,[Homepath and [name of any other
              seller(s)]] as securing the housing loans;

         o    amounts on deposit in the accounts established in connection with the creation of the trust and the issuance of the notes, including the collections account, and any instruments in which these amounts are invested; [and]

         o    the issuer trustee's rights under the transaction documents[; and]

         o    [insert other forms of credit enhancement.]

USE OF PROCEEDS

         The net proceeds from the sale of the Offered notes, after being exchanged pursuant to the currency swap[s] at the [insert relevant exchange rate], will amount to A$[ ] and will be used by the issuer trustee, along with the proceeds from the issue of the [Non-offered notes], to acquire from the seller[s] equitable title to the housing loans and related securities.

         [This section may be modified for each series to accurately describe the description of the assets of the trust for that series.]

                                      S-35

                    DESCRIPTION OF THE POOL OF HOUSING LOANS

GENERAL

         The housing loan pool consists of [ ] housing loans that have an aggregate principal balance outstanding as of the cut-off date of approximately
A$[ ]. Commonwealth Bank [,[Homepath ] and [insert name of any other seller(s)]]
originated the housing loans in the ordinary course of [its/their] business[es].

         Each housing loan will be secured by a registered first ranking mortgage, subject to any statutory charges and any prior charges of a body corporate, service company or equivalent, on properties located in Australia.

[FEATURES OF THE HOUSING LOANS]

         [The housing loans have the following features.

         o    Insert description of basis of calculation and charging of interest.

         o    Insert description of timing and methods of payment.

         o    They are governed by the laws of one of the following Australian
              States or Territories:

         Insert list of relevant Australian States and Territories for governing law of housing loans.]

[COMMONWEALTH BANK RESIDENTIAL LOAN PROGRAM]

         [Insert any additional or different provisions regarding Commonwealth
Bank's residential loan program.]

[COMMONWEALTH BANK HOUSING LOAN PRODUCT TYPES]

         [Insert additional or different housing loan product types for
Commonwealth Bank.]

[COMMONWEALTH BANK HOUSING LOAN FEATURES]

         [Insert additional or different housing loan features for Commonwealth
Bank.]

[HOMEPATH RESIDENTIAL LOAN PROGRAM]

         [Insert any additional or different provisions regarding Homepath's residential loan program.]

[HOMEPATH HOUSING LOAN PRODUCT TYPES]

         [Insert additional or different housing loan product types for
Homepath.]

[HOMEPATH HOUSING LOAN FEATURES]

         [Insert additional or different housing loan features for Homepath.]

[[NAME OF OTHER SELLER(S)] RESIDENTIAL LOAN PROGRAM]

         [Insert description of the residential loan program for any other subsidiary of Commonwealth Bank which is a seller in respect of the trust.]

[[NAME OF OTHER SELLER(S)] HOUSING LOAN PRODUCT TYPES]

         [Insert housing loan product types for any other seller(s).]

                                      S-36

[[NAME OF OTHER SELLER(S)] HOUSING LOAN FEATURES]

         [Insert housing loan features for any other subsidiary of Commonwealth
Bank which is a seller in respect of the trust.]

DETAILS OF THE HOUSING LOAN POOL

         The information in Appendix A, attached to this prospectus supplement, sets forth in tabular format various details relating to the housing loans proposed to be sold to the trust on the closing date. The information is provided by Commonwealth Bank [,[Homepath] and [name of any other seller(s)]] as of the commencement of business on [ ]. All amounts have been rounded to the nearest Australian dollar. The sum in any column may not equal the total indicated due to rounding.

         Note that these details may not reflect the housing loan pool as of the closing date because [the/a] seller may add additional eligible housing loans or remove housing loans.

         The seller[s] will not add or remove any housing loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in "[Summary of the
Notes--The Housing Loan Pool--Selected Housing Loan Pool Data]" in this prospectus supplement [other than [ ]], unless a revised prospectus supplement is delivered to prospective investors.

REPRESENTATIONS, WARRANTIES AND ELIGIBILITY CRITERIA

         Commonwealth Bank will make various representations and warranties to the issuer trustee as of the cut-off date with respect to each housing loan being equitably assigned by [it/each seller] to the issuer trustee. For a description of these representations and warranties, see "Description of the
Assets of a Trust--Representations, Warranties and Eligibility Criteria" in the
accompanying prospectus.

         [For the purposes of the eligibility criteria, the amount outstanding on a housing loan, assuming all due payments have been made by the borrower, will not exceed $[ ].]

         [Insert any additional representations, warranties and eligibility criteria.]

         [The issuer trustee has not investigated nor made any inquiries regarding the accuracy of these representations and warranties and has no obligation to do so. The issuer trustee is entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the day to day administration of the trust has actual notice to the contrary.]

[BREACH OF REPRESENTATIONS AND WARRANTIES]

         [Insert any additional provisions regarding breaches of representations and warranties and different notice provisions, cure periods and remedies.]

         [This section may be modified for each series to accurately describe the description of the pool of housing loans for that series.]

                                      S-37

                        DESCRIPTION OF THE OFFERED NOTES

GENERAL

         The issuer trustee will issue the Offered notes on the closing date pursuant to a direction from the manager to the issuer trustee to issue the
Offered notes and the terms of the master trust deed, the series supplement, the note trust deed and the underwriting agreement. The Offered notes will be governed by the laws of the State of New South Wales Australia. The following summary, together with the description of the Class [ ] notes in the accompanying prospectus, describes the material terms of the Offered notes. The summary does not purport to be complete and is subject to the terms and conditions of the Offered notes, which are attached as "Appendix B" to this prospectus supplement, and to the terms and conditions of the note trust deed and the other transaction documents. The noteholders of the Class [ ] notes are bound by, and deemed to have notice of, all the provisions of the transaction documents. The note trust deed has been duly qualified under the Trust Indenture
Act of 1939 of the United States.

FORM OF THE OFFERED NOTES

BOOK-ENTRY REGISTRATION OF CLASS [    ] NOTES [US DOLLAR OFFERED NOTES]

         The Class [ ] notes will be issued only in permanent book-entry format in minimum denominations of [US$100,000]. While the notes are in book-entry format, all references to actions by the Class [ ] noteholders will refer to actions taken by DTC upon instructions from its participating organizations and all references in this prospectus supplement to distributions, notices, reports and statements to Class [ ] noteholders will refer to distributions, notices, reports and statements to DTC or its nominee, as the registered noteholder, for distribution to owners of the Class [ ] notes in accordance with DTC's procedures.

         [Specify whether notes may be held in Euroclear and/or Clearstream,
Luxembourg or any other clearing agency and provide a description of any other clearing agency.]

[BOOK-ENTRY REGISTRATION OF CLASS [  ] NOTES [NON-US DOLLAR OFFERED NOTES]]

         The Class [ ] notes will be issued only in permanent book-entry format in minimum denominations of [ ] and multiples of [ ] in excess of that amount.

         The Class [ ] notes will be issued to a common depositary for and on behalf of Clearstream, Luxembourg and Euroclear. Investors in the Class [ ]
notes may hold their interests in the Class [ ] notes through Clearstream,
Luxembourg or Euroclear.

         While the Class [ ] notes are in book-entry format , all references to actions by the Class [ ] will refer to actions taken by the common depositary for Clearstream, Luxembourg and Euroclear and all references in this prospectus supplement and accompanying prospectus to distributions, notices, reports and statements to Class [ ] noteholders will refer to distributions, notices, reports and statements to the common depositary, as the registered noteholder, for distribution to Clearstream, Luxembourg and Euroclear and to owners of the
Class [ ] notes in accordance with the procedures of Clearstream, Luxembourg and
Euroclear, respectively. Class [ ] notes will not be held through DTC and will not be tradeable through DTC.]

         For a description of book entry registration, see "Descriptions of the
Offered notes--Book Entry Registrations" in the accompanying prospectus.

                                      S-38

DEFINITIVE NOTES

         Offered notes will be issued as definitive Offered notes, rather than in book entry form to DTC, Euroclear or Clearstream, Luxembourg, as the case may be, or their respective nominees, only if one of the events described in the accompanying prospectus under "Description of the Offered notes--Definitive
Offered notes" occurs.

         [Insert details regarding additional situations for issuing definitive
Offered notes.]

         [Insert details for note registrar.]

DISTRIBUTIONS ON THE NOTES

         Collections in respect of interest and principal will be received during each monthly collection period. Collections include the following:

         o    payments of interest, principal, fees and other amounts under the housing loans, excluding any insurance premiums and related charges payable to Commonwealth Bank [, [Homepath] or [name of any other seller(s)]];

         o    proceeds from the enforcement of the housing loans and mortgages and other securities relating to those housing loans;

         o    amounts received under mortgage insurance policies;

         o    amounts received from Commonwealth Bank [,[Homepath] or [name of any other seller(s)]] for breaches of representations or
              undertakings; [and]

         o    interest on amounts in the collections account, other than certain excluded amounts, and income received on Authorized Short-Term
              Investments of the trust, other than certain excluded amounts[;
              and]

         o    [Description of any other amounts forming collections.]

         The issuer trustee will make its payments on a [monthly and/or quarterly] basis on each distribution date, including payments to noteholders and any redraw bondholders, from collections received during the preceding collection period, and from amounts received under Support Facilities on or prior to the distribution date [and from accrued amounts retained as carryover amounts within the collections account or invested in Authorized Short-Term
Investments]. Certain amounts received by the issuer trustee are not distributed on a distribution date. These amounts include cash collateral lodged with the issuer trustee by a Support Facility provider or Commonwealth Bank and interest on that cash collateral.

         [Insert any modifications.]

KEY DATES AND PERIODS

         The following are the relevant dates and periods for the allocation of cashflows and their payments:

ACCRUAL PERIOD............................  [In relation to the Offered notes], means each [quarterly] period
                                            commencing on and including a
                                            [quarterly] distribution date and
                                            ending on but excluding the next
                                            [quarterly] distribution date [and
                                            in relation to any [other note or
                                            any redraw bonds], each [monthly]
                                            period commencing on, and including
                                            a [monthly] distribution date and
                                            ending on but excluding the next
                                            [monthly] distribution date].
                                            However, the first and last accrual

                                      S-39

                                            periods are as follows:

                                            o    first: the period from and
                                                 including the closing date to
                                                 but excluding the first
                                                 [monthly or quarterly]
                                                 distribution date[, as
                                                 applicable]; and

                                            o    last: the period from and
                                                 including the applicable
                                                 [monthly or quarterly]
                                                 distribution date immediately
                                                 preceding the date upon which
                                                 the relevant notes or bonds are
                                                 redeemed to but excluding the
                                                 date upon which the relevant
                                                 notes or bonds are redeemed.]

COLLECTION PERIOD.........................  [With respect to each determination date, means the period commencing on
                                            and including the previous
                                            determination date and ending on but
                                            excluding that determination date.
                                            However, the first collection period
                                            is the period from and including the
                                            cut-off date to but excluding the
                                            first determination date.]

DETERMINATION DATE........................  The [first] day of each calendar month in which each distribution
                                            date occurs. The first determination
                                            date is [     ].

DISTRIBUTION DATE.........................  [In relation to the Offered notes], means the [ ]th day of each of [ ]
                                            or, if the [ ]th day is not a
                                            Business Day, then the next Business
                                            Day [and in relation to [other
                                            notes] and redraw bonds, the [ ]th
                                            day of each calendar month, or, if
                                            the [ ]th day is not a Business Day,
                                            then the next Business Day]. The
                                            [first [monthly] distribution date
                                            is [ ] and the] first [quarterly]
                                            distribution date is [ ].]

EXAMPLE CALENDAR

         The following example calendar for a [month or quarter] assumes that all relevant days are Business Days:

        [MONTHLY COLLECTION PERIOD].........................    [   ] to [   ]
        [MONTHLY DETERMINATION DATE]:.......................    [   ]
        [MONTHLY ACCRUAL PERIOD]:...........................    [   ] to [   ]
        [MONTHLY DISTRIBUTION DATE]:........................    [   ]

        [MONTHLY COLLECTION PERIOD].........................    [   ] to [   ]
        [MONTHLY DETERMINATION DATE]:.......................    [   ]
        [MONTHLY ACCRUAL PERIOD]:...........................    [   ] to [   ]
        [MONTHLY DISTRIBUTION DATE]:........................    [   ]

        [MONTHLY COLLECTION PERIOD].........................    [   ] to [   ]
        [MONTHLY DETERMINATION DATE]:.......................    [   ]
        [MONTHLY ACCRUAL PERIOD]:...........................    [   ] to [   ]
        [QUARTERLY ACCRUAL PERIOD]:.........................    [   ] to [   ]
        [MONTHLY AND QUARTERLY DISTRIBUTION DATE]:..........    [   ]

                                      S-40

CALCULATION OF AVAILABLE INCOME AMOUNT

         Payments of interest, fees and amounts otherwise of an income nature, including payments of interest on the notes and any redraw bonds, are made from the available income amount.

         The AVAILABLE INCOME AMOUNT for a determination date and the following
[monthly or quarterly] distribution date means the aggregate of:

         o    the FINANCE CHARGE COLLECTIONS for the preceding collection period which are the following amounts received by or on behalf of the issuer trustee during that collection period:

              o    all amounts received in respect of interest, fees, government charges and other amounts due under the housing loans but not including principal and any insurance premiums and related charges payable to Commonwealth Bank [,[Homepath] or [name of any other seller(s)]];

              o    all amounts of interest in respect of the housing loans to the extent that the obligation to pay is discharged by a
                   right of set-off or right to combine accounts; and

              o    break costs but only to the extent that these are not paid to the fixed rate swap provider under the fixed rate swap[s];

         o    the MORTGAGE INSURANCE INCOME PROCEEDS for that determination date. These are amounts received by the issuer trustee under a mortgage insurance policy which the manager determines should be accounted for on that determination date in respect of a loss of interest, fees, charges and certain property protection and enforcement expenses on a housing loan;

         o    OTHER INCOME for that collection period which means:

              o    certain damages or equivalent, including amounts paid by
                   Commonwealth Bank in respect of breaches of representations or warranties in relation to the housing loans, in respect of interest or fees on the housing loans received from the
                   servicer or Commonwealth Bank [,[Homepath] or [name of any other seller(s)]] during the collection period;

              o    other damages received by the issuer trustee during the
                   collection period from the servicer or Commonwealth Bank [,
                   [Homepath] or [name of any other seller(s)]] or any other
                   person and allocated by the manager as other income;

              o    amounts received upon a sale of the housing loans in respect of interest or fees if the trust terminates as described
                   under "Description of the Offered notes--Termination of a
                   Trust" in the accompanying prospectus;

              o    interest, if any, on the collections account, other than
                   interest in respect of cash collateral lodged by a Support
                   Facility provider in the collections account, and amounts, if any, paid by the servicer representing interest on
                   collections retained by the servicer for longer than 5
                   Business Days after receipt;

              o    income earned on Authorized Short-Term Investments received during the collection period other than interest in respect of cash collateral lodged by a Support Facility provider in an account other than the collections account;

              o    certain tax credits; and

                                      S-41

              o    other receipts in the nature of income, as determined by the manager, received by the determination date;

         o    [the Income Carryover Amount from the preceding [monthly]
              distribution date to provide for the payment of [quarterly]
              expenses on the next [quarterly] distribution date;]

         o    [any Principal Draws due to be made on that [monthly] distribution date in order to meet a net income shortfall;]

         o    any advance under the liquidity facility due to be made on that
              [monthly] distribution date in order to meet [an/a gross ]income shortfall; and

         o    any other amounts received from a Support Facility provider on or prior to that [monthly] distribution date which the manager determines should be included in the Available Income Amount.

         Based upon the margins payable by Commonwealth Bank on the basis swap[s] and the fixed rate swap[s], and assuming that payments are made when due under the housing loans, it is expected that there will be sufficient Available
Income Amount to cover all the known obligations of the trust on each distribution date, including interest on the notes, plus a buffer.

         [This section may be modified for each series to accurately describe all of the sources of Available Income Amount for that series.]

LIQUIDITY FACILITY ADVANCE

         If the manager determines on any determination date that there is [an/a gross] income shortfall, the manager must direct the issuer trustee to make a drawing under the liquidity facility in an amount equal to the lesser of the amount of the [gross] income shortfall and the unutilized portion of the liquidity limit, if any.

         [An/A gross] income shortfall is the amount by which the payments to be made from the Available Income Amount, [excluding, on a [monthly] distribution date [which is not also a [quarterly] distribution date], the Income Carryover
Amount and, on a [quarterly] distribution date, reimbursement of principal draws and principal charge-offs [, payment of the manager's arranging fee] and payment to the income unitholder,] exceeds the aggregate of the Finance Charge
Collections, the Mortgage Insurance Income Proceeds [,/and] Other Income [and
Income Carryover Amounts] in relation to that determination date.

         [This section may be modified for each series to accurately describe the liquidity facility for that series.]

[PRINCIPAL DRAW]

         [If the manager determines on any determination date that there is a net income shortfall, the manager must direct the issuer trustee to apply a portion of the Available Principal Amount, to the extent that funds are available as discussed in "Distribution of the Available Principal Amount" below to cover such net income shortfall in an amount equal to the lesser of the net income shortfall and the funds available from Available Principal Amount for this purpose.

         A net income shortfall is the amount by which the drawing, if any, available to be made under the liquidity facility on the following distribution date is insufficient to meet the gross income shortfall.

                                      S-42

         Any application of the Available Principal Amount to cover a net income shortfall, a PRINCIPAL DRAW, will be reimbursed out of any Available Income
Amount available for this purpose on subsequent distribution dates as described in "Distribution of the Available Income Amount" below.]

         [This section may be modified for each series to accurately describe the Principal Draw for that series.]

[DISTRIBUTION OF THE AVAILABLE INCOME AMOUNT ON A [MONTHLY] DISTRIBUTION DATE
[(WHICH IS NOT ALSO A QUARTERLY DISTRIBUTION DATE)]]

         [Subject to the following, on each [monthly] distribution date [which is not also a [quarterly] distribution date], the Available Income Amount for that [monthly] distribution date is allocated in the following order of priority:

         o    first, to payment of any taxes in relation to the trust including government charges paid by the servicer for the issuer trustee;

         o    second, payment of the issuer trustee's [monthly] fee;

         o    third, payment of the security trustee's [monthly] fee;

         o    fourth, payment to the manager of the [monthly] management fee;

         o    fifth, payment of the servicer's [monthly] fee;

         o    sixth, payment of the [monthly] commitment fee payable under the liquidity facility;

         o    seventh, rateably towards payment of any amounts due to a Support
              Facility provider under a Support Facility, including interest due on advances outstanding under the liquidity facility and payments under the fixed rate swap[s] and the basis swap[s], but not including any payments under support facilities detailed above or below or which are properly payable from the Available Principal
              Amount;

         o    eighth, payment of all costs, charges and expenses incurred by the issuer trustee in administering the trust, other than as detailed above or below or which are payable from the Available Principal
              Amount;

         o    ninth, payment of the [monthly] commitment fee payable under the standby redraw facility;

         o    tenth, repayment of any liquidity facility advance made on or prior to the previous [monthly] distribution date and then outstanding;

         o    eleventh, while the currency swap[s] remains in place for Offered notes and provided that the aggregate of any Available Income
              Amount and unutilised amounts available under the liquidity facility would also be sufficient to cover the accrued interest entitlement of the Offered notes, rateably between:

              o    payment of interest in relation to the Offered notes for the accrual period ending on the relevant [monthly] distribution date and any unpaid interest in relation to the Offered notes from prior [monthly] distribution dates and interest on any unpaid interest;

              o    payment of interest in relation to any redraw bonds for the accrual period ending on that [monthly] distribution date and any unpaid interest in relation to the redraw bonds from
                   prior [monthly] distribution dates and interest on any unpaid interest;

                                      S-43

              o    payment of the interest due on the [monthly] distribution
                   date under the standby redraw facility and any interest
                   remaining unpaid from prior [monthly] distribution dates and interest on any unpaid interest; [and]

         o    [twelfth, to reimburse any unreimbursed Principal Draws as an allocation to the Available Principal Amount on that [monthly]
              distribution date; and]

         o    [thirteenth, payment of any remaining Available Income Amount to be retained in the collections account or invested in Authorized
              Short-Term Investments as the INCOME CARRYOVER AMOUNT in the
              following collection period.]

         The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Income Amount remains from which to make the payment after amounts with priority to that payment have been distributed or provided for in the collections account.

         On the first [monthly] distribution date, prior to any allocation or payment described above, the issuer trustee will first apply the Available
Income Amount to pay to each of Commonwealth Bank [, [Homepath] and [name of any other seller(s)]] its Accrued Interest Adjustment.

         [This section may be modified for each series to accurately describe the allocation of Available Income Amount for that series.]

[DISTRIBUTION OF THE AVAILABLE INCOME AMOUNT ON A [QUARTERLY] DISTRIBUTION DATE
[(ALSO BEING A MONTHLY DISTRIBUTION DATE)]]

         [On each [quarterly] distribution date [which is also a monthly distribution date], the Available Income Amount for that [quarterly]
distribution date is allocated in the following order of priority:

         o    first, to payment of any taxes in relation to the trust including government charges paid by the servicer for the issuer trustee;

         o    second, payment of the issuer trustee's [monthly] fee;

         o    third, payment of the security trustee's [monthly] fee;

         o    fourth, payment to the manager of the [monthly] management fee;

         o    fifth, payment of the servicer's [monthly] fee;

         o    sixth, payment of the [monthly] commitment fee payable under the liquidity facility;

         o    seventh, rateably towards payment of any amounts due to a support facility provider under a Support Facility, including interest due on advances outstanding under the liquidity facility and payments under the fixed rate swap[s] and the basis swap[s], but not including any payments under support facilities detailed above or below or which are properly payable from the Available Principal
              Amount;

         o    eighth, payment of all costs, charges and expenses incurred by the issuer trustee in administering the trust, other than as detailed above or below or which are payable from the Available Principal
              Amount;

         o    ninth, payment of the [monthly] commitment fee payable under the standby redraw facility;

         o    tenth, repayment of any liquidity facility advance made on or prior to the previous [monthly] distribution date and then outstanding;

                                      S-44

         o    eleventh, while a currency swap remains in place for Offered notes and payments are being made under it by the issuer trustee, rateably between themselves:

              o    payment to the currency swap provider[s] of the A$ Offered
                   Interest Amount in relation to that [quarterly] distribution date and any unpaid A$ Offered Interest Amounts from prior
                   [quarterly] distribution dates and interest on those unpaid amounts in return for which the currency swap provider[s]
                   will pay the principal paying agent for distribution to the noteholders of the Class [ ] notes as described in ["The
                   Currency Swap--Interest Payments"] below;

              o    payment of interest in relation to the Class [ ] notes for the [monthly] accrual period ending on that distribution date and any unpaid interest in relation to the Class [ ] notes from prior [monthly] distribution dates and interest on that unpaid interest;

              o    payment of interest in relation to the redraw bonds for the
                   [monthly] accrual period ending on that distribution date and any unpaid interest in relation to the redraw bonds from
                   prior [monthly] distribution dates and interest on that
                   unpaid interest;

              o    payment of the interest due on the [monthly] distribution
                   date under the standby redraw facility and any interest
                   remaining unpaid from prior [monthly] distribution dates and interest on that unpaid interest;

         o    twelfth, while a currency swap remains in place for Offered notes and payments are being made under it by the issuer trustee, on a
              [quarterly] distribution date payment of interest in relation to the [Class [ ] notes] for the [quarterly] accrual period ending on that [quarterly] distribution date, including unpaid interest in relation to the [Class [ ] notes] from prior [quarterly]
              distribution dates and interest on any unpaid interest;

         o    thirteenth, while a currency swap remains in place for Offered notes and payments are being made under it by the issuer trustee, to reimburse any unreimbursed Principal Draws as an allocation to the Available Principal Amount on that [quarterly] distribution date;

         o    fourteenth, while a currency swap remains in place for Offered notes and payments are being made under it by the issuer trustee, to reimburse any principal charge-offs as an allocation to the
              Available Principal Amount on that [quarterly] distribution date;

         o    fifteenth, while a currency swap remains in place for Offered notes and payments are being made under it by the issuer trustee, payment to the manager of the [quarterly] arranging fee and any unpaid arranging fee from prior [quarterly] distribution dates;
              and

         o    sixteenth, while a currency swap remains in place for Offered notes and payments are being made under it by the issuer trustee, to the income unitholder.]

         [The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Income Amount remains from which to make the payment after amounts with priority to that payment have been distributed or provided for in the collections account.]

         [This section may be modified for each series to accurately describe the allocation of Available Income Amount for that series.]

                                      S-45

INTEREST ON THE NOTES

CALCULATION OF INTEREST PAYABLE ON THE NOTES

         The period that any notes or redraw bonds accrue interest is divided into [monthly] accrual periods for [relevant other notes and redraw bonds] and
[quarterly] accrual periods for [Offered notes [relevant other notes]]. The first accrual period in respect of the notes commences on and includes the closing date and ends on but excludes the first [monthly or quarterly]
distribution date, as appropriate. Each subsequent accrual period commences on and includes a [monthly or quarterly distribution date, as appropriate], and ends on but excludes the following [monthly or quarterly distribution date, as appropriate]. The Offered notes accrue interest from and including the closing date up to but excluding the day upon which the final [quarterly] accrual period ends.

         The final [quarterly] accrual period for the Offered notes will end on, but exclude, the earlier of:

         o    the date upon which the Stated Amount of the Offered notes is reduced to zero and all accrued but previously unpaid interest is paid in full;

         o    the date upon which the Offered notes are redeemed, unless upon presentation payment is improperly withheld in which case interest will continue to accrue until the earlier of the day on which the noteholder receives all sums due in respect of the Offered note or the [seventh] day after notice is given to the noteholder that, where this is required, upon presentation of the Offered note such payment will be made, provided that payment is in fact made; and

         o    the date upon which the Offered notes are deemed to be redeemed.

         Up to, but excluding, the first distribution date after the distribution date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the
commencement of business on [    ], the STEP-UP DATE, the interest rate for the
Offered notes for each [quarterly] accrual period will be equal to the [insert
relevant reference rate] for that accrual period plus [   ]%. If the issuer
trustee has not redeemed or attempted to redeem all of the Offered notes by the
Step-Up Date, then subject to the following, the interest rate for each
[quarterly] accrual period commencing on or after that date will be equal to the
[insert relevant reference rate] for that accrual period plus [    ]%.

         If the issuer trustee, at the direction of the manager, proposes to exercise its option to redeem the notes and any redraw bonds on a distribution date on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on the Step-Up Date at their Stated Amount rather than their Invested Amount, as described in "Optional Redemption of the
Notes" below, but is unable to do so because, following a meeting of noteholders and redraw bondholders convened under the provisions of the security trust deed by the manager for this purpose, the noteholders and redraw bondholders have not approved by an Extraordinary Resolution the redemption of the notes and redraw bonds at their Stated Amounts, then the interest rate for the Offered notes for each [quarterly] accrual period commencing on or after that [quarterly]
distribution date will be equal to the [insert relevant reference rate] for that
accrual period plus [    ]%.

         The interest rates for the Class [    ] notes and the Offered notes for
the relevant [monthly or quarterly] accrual period, as appropriate will be equal to [insert relevant reference rate] for that accrual period plus the relevant margin applicable to those notes. The margin

                                      S-46

applicable to the Class [ ] notes will increase from the [monthly] accrual period commencing on the [monthly] distribution date in [ ] if the Offered notes have not been redeemed by that date provided that the margin will not increase, or will revert to the lower margin on and from a [monthly] distribution date, if the issuer trustee is unable to exercise its option on that [quarterly]
distribution date, as appropriate to redeem the notes and redraw bonds at their
Stated Amounts as described in the preceding paragraph. If redraw bonds are issued the interest rate applicable to them will be equal to the relevant
[insert relevant reference rate] plus a margin determined at the time of their issue. The interest rates for the Class [ ] notes, the Offered notes and the redraw bonds, if any, for each [monthly or quarterly] accrual period are calculated by the manager.

         With respect to any [monthly or quarterly] distribution date, [as appropriate,] interest on a note or any redraw bond will be calculated as the product of:

         o    the Invested Amount of that note or redraw bond as of the first day of that [monthly or quarterly] accrual period, [as
              appropriate,] after giving effect to any payments of principal made with respect to such note or redraw bond on such day;

         o    the interest rate for such note or redraw bond for that [monthly or quarterly] accrual period[, as appropriate]; and

         o    a fraction, the numerator of which is the actual number of days in the [monthly or quarterly] accrual period, as appropriate and the denominator of which is [360] days for the [Offered notes], or
              [365] days for the [other notes] and any redraw bonds.

         Interest will accrue on any unpaid interest in relation to a note or redraw bond at the interest rate that applies from time to time to that note or redraw bond until that unpaid interest is paid.

         [This section may be modified for each series to accurately describe the calculation of interest on each class within the series.]

CALCULATION OF [RELEVANT REFERENCE RATE]

         On the [     ] business day in [     ] before the beginning of each
[quarterly] accrual period, the agent bank will determine the [insert relevant reference rate] for the next [quarterly] accrual period.

DETERMINATION OF THE AVAILABLE PRINCIPAL AMOUNT

         Payments of principal, including repayment of principal on the notes and any redraw bonds, are made from the Available Principal Amount. The
Available Principal Amount for a determination date and the following [monthly or quarterly] distribution date means the aggregate of:

         o    the PRINCIPAL COLLECTIONS for the preceding collection period which are all amounts received during the collection period in respect of principal on the housing loans, except as described below, and includes principal to the extent that an obligation to pay principal on a housing loan is discharged by a right of set-off or right to combine accounts;

         o    the MORTGAGE INSURANCE PRINCIPAL PROCEEDS for the determination date which are all amounts received by the issuer trustee under a mortgage insurance policy which the manager determines should be accounted for in respect of a loss of principal and certain property restoration expenses on a housing loan;

                                      S-47

         o    OTHER PRINCIPAL AMOUNTS which are amounts received in respect of principal on the housing loans including:

              o    proceeds of the liquidation of a housing loan following
                   enforcement, other than amounts included in Finance Charge
                   Collections, received during the collection period;

              o    principal prepayments under the housing loans received during the collection period;

              o    certain damages or equivalent, including amounts paid by
                   Commonwealth Bank in respect of breaches of representations or warranties in relation to the housing loans, in respect of principal received from the servicer or Commonwealth Bank
                   [,[Homepath] or [name of any other seller(s)]] as [a] seller during the collection period;

              o    other damages received by the issuer trustee during the
                   collection period from the servicer, [the/a] seller or any other person and allocated by the manager as Other Principal
                   Amounts;

              o    amounts received upon a sale of the housing loans in respect of principal if the trust terminates as described under
                   "Description of the Offered notes--Termination of a Trust" in the accompanying prospectus;

              o    in relation to the first determination date, the amount, if any, by which subscription proceeds of the notes exceed the aggregate of the principal outstanding on the housing loans as at the cut-off date;

              o    any amount rounded down on payments of principal on the
                   previous [monthly] distribution date; and

              o    any other receipts in the nature of principal as determined by the manager which have been received by the determination date;

         o    PRINCIPAL CHARGE-OFF REIMBURSEMENT which is the amount of the
              Available Income Amount for the determination date available to be applied towards unreimbursed principal charge-offs;

         o    PRINCIPAL DRAW REIMBURSEMENT which is the amount of the Available
              Income Amount for the determination date available to be applied towards unreimbursed principal draws;

         o    STANDBY REDRAW FACILITY ADVANCE which is any advance to be made under the standby redraw facility on that [monthly] distribution date; and

         o    REDRAW BOND AMOUNT which is the total subscription proceeds of any redraw bonds issued on the determination date or during the collection period, but after the immediately preceding
              determination date.

         [In addition, the Available Principal Amount will be reduced on any
[monthly] distribution date by the amount of any Principal Draw on that distribution date allocated to Available Income Amount and will be increased on any [quarterly] distribution date by that part of the Available Income Amount, the PRINCIPAL DRAW REIMBURSEMENT, available to be applied towards reimbursing unreimbursed Principal Draws.]

         [This section may be modified for each series to accurately describe the Available Principal Amount for that series.]

                                      S-48

DISTRIBUTION OF THE AVAILABLE PRINCIPAL AMOUNT

         On each [monthly or quarterly] distribution date, the Available
Principal Amount for that [monthly or quarterly] distribution date is allocated in the following order of priority:

         o    first, repayment to Commonwealth Bank [,[Homepath] and [name any other seller(s)]] of any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made during or prior to the collection period then ended and which are then outstanding;

         o    [second], to be allocated to the Available Income Amount as a
              Principal Draw to meet any net income shortfall;

         o    [third], repayment to the standby redraw facility provider of the principal outstanding under the standby redraw facility as reduced by any principal charge-offs or increased by any reimbursement of principal charge-offs on or prior to that [monthly] distribution date;

         o    [fourth], equally amongst any redraw bonds in order of their issue until their Stated Amounts are reduced to zero on the basis that a redraw bond receives no principal repayment until the Stated
              Amount of all earlier issued redraw bonds has been reduced to zero;

         o    [fifth], while the currency swap[s] remains in place for the
              Offered notes and payments are being made under [it/them] by the issuer trustee, to the currency swap provider[s] in respect of principal repayments on the Offered notes and to the [insert relevant other notes] and on a [monthly] distribution date [which is not also a [quarterly] distribution date], in the case of the
              Offered notes [and the relevant other notes]], to be retained in the collections account or invested in Authorized Short-Term
              Investments [and in the case of the [relevant other notes] to the
              [relevant other notes]], all in the manner described below under the heading "Allocation of Principal to the Notes" below; and

         o    [sixth], while the currency swap[s] remains in place for the
              Offered notes and payments are being made under [it/them] by the issuer trustee, firstly to the Class A Capital Unitholder up to a maximum aggregate amount of A$1,000 for all such distributions and secondly to the Class B Capital Unitholder.

         The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Principal Amount remains from which to make the payment after amounts with priority to that payment have been distributed.

         [This section may be modified for each series to accurately describe the distribution of the Available Principal Amount for that series.]

ALLOCATION OF PRINCIPAL TO THE NOTES

         That part of the Available Principal Amount which is available on a
[monthly] distribution date for repayment[, or, in the case of the Offered notes
[and [other notes payable on [quarterly] distribution dates]], to be retained in the collections account or invested in Authorized Short-Term Investments, on account of repayment, [if that [monthly] distribution date is not also a quarterly distribution date], of the Stated Amount of the Offered [and other]
notes is applied as follows.

                                      S-49

         The amount available for repayment of the Stated Amount of the notes, under the fifth bullet point above, is divided between NET PRINCIPAL COLLECTIONS and NET UNSCHEDULED PRINCIPAL. The Net Principal Collections are the remaining
Principal Collections available after prior applications in the preceding four bullet points and the Net Unscheduled Principal is the remaining Mortgage
Insurance Principal Proceeds, Other Principal Amounts, Principal Charge-Off
Reimbursement, Standby Redraw Facility Advance[,/ and] Redraw Bond Amount [and
Principal Draw Reimbursement] after prior applications in the preceding four bullet points. This is determined on the basis that in applying the Available
Principal Amount, the issuer trustee first applies the Mortgage Insurance
Principal Proceeds, the Other Principal Amounts, the Principal Charge-Off
Reimbursement, the Standby Redraw Facility Advance[,/ and] the Redraw Bond
Amount [and the Principal Draw Reimbursement] and then, only after these have been applied in full, applies the Principal Collections.

         The amount to be applied towards repayment of the Stated Amount of the
Class [A] notes on a distribution date is determined as follows:

         The amount to be applied to repayment is:

         (              SACAN)   (      SACBN     )
         ((NPC + NUP) x -----) + (NUP x ----- x SP)
         (               SAN )   (       SAN      )

         where:

         o    NPC is the Net Principal Collections;

         o    NUP is the Net Unscheduled Principal;

         o    SACAN is the aggregate of:

              o    the aggregate [Adjusted] Stated Amount of the Class A Offered notes on the preceding determination date, converted to
                   Australian dollars at the relevant exchange rate or exchange rates; and

              o    the aggregate [Adjusted] Stated Amount of the Class A
                   Non-offered notes on the preceding determination date,
                   converted to Australian dollars at the relevant exchange rate or exchange rates;

         o    SACBN is the aggregate [Adjusted] Stated Amount of the Class B notes on the preceding determination date;

         o    SAN is the aggregate [Adjusted] Stated Amount of all notes on the preceding determination date, converted, in the case of the Class
              A Offered notes, to Australian dollars at the relevant exchange rate or exchange rates, and in the case of the Class A Non-offered notes, to Australian dollars at the relevant exchange rate or exchange rates; and

         o    SP is the Stepdown Percentage.

         The effect of the above calculation is that Class [A] noteholders are allocated their proportional share of the Net Principal Collections and the Net
Unscheduled Principal, based upon the Stated Amounts [or Adjusted Stated
Amounts, as appropriate,] of the notes, and are also allocated the Stepdown
Percentage, which may vary between 0% and 100%, of the Class [B] noteholders'
proportional share of the Net Unscheduled Principal.

                                      S-50

         [Insert description of calculations for dealing with monthly/quarterly payments and allocations between sub-classes of notes.]

         [This section may be modified for each series to accurately describe the allocation of principal to the classes of notes in that series.]

REDRAWS AND FURTHER ADVANCES

         [Commonwealth Bank [,[Homepath] and [name of any other seller(s)]] may each make redraws and further advances to borrowers under the housing loans.
Commonwealth Bank [, [Homepath] and [name of any other seller(s)]] are entitled to be reimbursed by the issuer trustee for redraws and further advances which exceed the scheduled principal balance of the housing loan by no more than one scheduled monthly installment on the housing loan. Commonwealth Bank
[,[Homepath] and [name of any other seller(s)]] [, as applicable,] will be reimbursed from the Available Principal Amount including proceeds of advances under the standby redraw facility and proceeds from the issue of redraw bonds.

         Where Commonwealth Bank [,[Homepath] or [name of other seller(s)]]
makes further advances which exceed the scheduled principal balance of a housing loan by more than one scheduled monthly installment, then Commonwealth Bank
[,[Homepath] or [name of any other seller(s)]] [, as applicable,] will repurchase the housing loan from the pool.]

         [Describe alternate mechanism for funding further advances, where such advances will be subordinated upon the enforcement of the housing loan.]

STANDBY REDRAW FACILITY

         If the manager determines that there is a redraw shortfall on a determination date, the manager may direct the issuer trustee in writing to make a drawing under the standby redraw facility on the corresponding distribution date equal to the lesser of the redraw shortfall and the unutilized portion of the redraw limit, if any.

         [Insert description of redraw shortfall.]

ISSUE OF REDRAW BONDS

        [If prior to a determination date the manager considers that the aggregate of the Principal Collections, the Mortgage Insurance Principal
Proceeds, the Other Principal Amounts, the Principal Charge-Off Reimbursement
and the Principal Draw Reimbursement in relation to the determination date, less the amount of any Principal Draw on the following [monthly] distribution date, and the Standby Redraw Facility Advance that will be available to be made with respect to that [monthly] distribution date are likely to be insufficient to pay in full the manager's estimate of:

         o    the redraws and further advances to be repaid to Commonwealth Bank
              [,[Homepath] or [name of any other seller(s)]] on that [monthly]
              distribution date; and

         o    the outstanding principal under the standby redraw facility as reduced by any principal charge-offs or increased by any
              reimbursement of principal charge-offs prior to that [monthly]
              distribution date,

the manager may direct the issuer trustee to issue redraw bonds.

         The manager must not direct the issuer trustee to issue redraw bonds unless it considers that on the following distribution date, taking into account that issue of redraw bonds and any repayments of principal and principal charge-offs or reimbursement of principal charge-offs on

                                      S-51

the redraw bonds expected on that distribution date, the aggregate Stated Amount of all redraw bonds will not exceed on that distribution date A$[ ] million or such other amount agreed between the manager and the rating agencies and notified to the issuer trustee.

         Before issuing any redraw bonds, the issuer trustee must receive written confirmation from each rating agency that the proposed issue of redraw bonds will not result in a reduction, qualification or withdrawal of any credit rating assigned by that rating agency to a note or redraw bond. The redraw bonds will be denominated in Australian dollars and issued only in Australia.

         [This section may be modified for each series to accurately describe the funding of redraws and further advances, the standby redraw facility and the circumstances in which redraw bonds may be used for that series.]

PRINCIPAL CHARGE-OFFS

         In certain circumstances, amounts which are unrecoverable under a housing loan will be absorbed by reducing the Stated Amount of a note or any redraw bond or by reducing the principal outstanding in respect of the standby redraw facility. That reduction of the Stated Amount of a note or redraw bond or the principal outstanding of the standby redraw facility is referred to as a principal charge-off.

APPLICATION OF PRINCIPAL CHARGE-OFFS

         If on a determination date preceding a [quarterly] distribution date, the manager determines that a principal loss should be accounted for in respect of a housing loan, after taking into account proceeds of enforcement of that housing loan and its securities, any relevant payments under a mortgage insurance policy or damages from the servicer, Commonwealth Bank [,[Homepath] or
[name of any other seller(s)]], that principal loss will be allocated in the following order:

         o    first, equally amongst the Class [B] notes until the Stated Amount of the Class [B] notes is reduced to zero; and

         o    secondly, rateably as follows amongst the following:

              o    the Offered notes according to their [Adjusted] Stated Amount
                   [converted, in the case of the Class [ ] notes [and the
                   [insert other relevant classes of notes]], to Australian
                   dollars at the [insert relevant exchange rate]];

         o    the [relevant other notes] at their Stated Amount;

         o    the redraw bonds at their Stated Amount; and

         o    the principal outstanding of the standby redraw facility,

         until the [Adjusted ]Stated Amount of the Offered notes, and the Stated
         Amount of [the [relevant other notes] and] the redraw bonds, and the principal outstanding of the standby redraw facility is reduced to zero.

         To the extent allocated, the principal loss will reduce the Stated
Amount of the notes and redraw bonds and will reduce the principal outstanding of the standby redraw facility as from the following [quarterly] distribution date. The principal loss allocated is an Australian dollar amount. Where this is allocated to a Class [ ] note, the Stated Amount of the Offered note is reduced by an equivalent [insert relevant currency] amount converted at the [insert relevant exchange rate].

                                      S-52

REIMBURSEMENTS OF PRINCIPAL CHARGE-OFFS

         Principal charge-offs may be reimbursed on a subsequent [quarterly]
distribution date where there is excess available income after payment of all fees and expenses of the trust and interest on that quarterly distribution date and reimbursement of any unreimbursed Principal Draws. Reimbursement of principal charge-offs will only occur to the extent that there are unreimbursed principal charge-offs and will be allocated in the following order:

         o    first, rateably amongst the following according to their
              unreimbursed principal charge-offs converted, in the case of the
              Offered notes, to Australian dollars at the [insert relevant exchange rate]:

         o    the Offered notes;

              o    the [relevant other notes];

              o    any redraw bonds; and

              o    the principal outstanding of the standby redraw facility,

              in reduction of their unreimbursed charge-offs until these are reduced to zero; and

         o    second, equally amongst the Class [B] notes until the unreimbursed charge-offs of the Class [B] notes are reduced to zero.

         A reimbursement of a principal charge-off on a note or redraw bond will increase the Stated Amount of that note or redraw bond and a reimbursement of a principal charge-off on the standby redraw facility will increase the principal outstanding of the standby redraw facility but the actual funds allocated in respect of the reimbursement will be distributed as described in "Distribution of the Available Principal Amount" above.

         The amounts allocated for reimbursement of principal charge-offs are
Australian dollar amounts. Where such an amount is allocated to an Offered note, the Stated Amount of the Offered note is increased by an equivalent [insert relevant currency] amount converted at the [insert relevant exchange rate].

         [This section may be modified for each series to accurately describe the application and reimbursement of Principal Charge-Offs to the classes of notes in that series.]

OPTIONAL REDEMPTION OF THE NOTES

         The issuer trustee must, when directed by the manager, at the manager's option, redeem all of the notes and any redraw bonds at their then Invested
Amounts, subject to the following, together with accrued but unpaid interest to, but excluding, the date of redemption, on any [quarterly] distribution date falling on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on [ ].

         The issuer trustee may redeem the notes and redraw bonds at their
Stated Amounts instead of at their Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an
Extraordinary Resolution of noteholders and redraw bondholders together.
However, the issuer trustee will not redeem the notes or redraw bonds unless it is in a position on the relevant [quarterly] distribution date to repay the then
Invested Amounts or the Stated Amounts, as required, of the notes and the redraw bonds together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the security trust deed to be paid in

                                      S-53

priority to or equally with the notes or redraw bonds if the charge under the security trust deed were enforced.

         If the issuer trustee, at the direction of the manager, proposes to exercise its option to redeem the notes and redraw bonds on a [quarterly]
distribution date on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on [ ]at their Stated Amounts rather than their Invested Amounts, as described above, but is unable to do so because, following a meeting of noteholders and redraw bondholders convened under the provisions of the security trust deed by the manager for this purpose, the noteholders and redraw bondholders have not approved by an Extraordinary
Resolution the redemption of the notes and redraw bonds at their Stated Amounts, then the margin[s] for the Offered notes for each accrual period commencing on or after that distribution date will remain at, or if that distribution date is after the Step-Up Date revert to, the margin[s] applying at the closing date.

         Holders of the Offered notes must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

         [This section may be modified for each series to accurately describe the terms of an optional redemption of the notes for that series.]

FINAL MATURITY DATE

         Unless previously redeemed, the issuer trustee must redeem the notes and any redraw bonds by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each note and redraw bond on or by the
[quarterly] distribution date falling in [ ]. The failure of the issuer trustee to pay the Stated Amount, together with all accrued and unpaid interest, within
[10] days of the due date for payment, other than amounts due to the Class [B]
noteholders, will be an event of default under the security trust deed.

REPORTS TO NOTEHOLDERS

         [Specify any additional reports to noteholders not mentioned in the accompanying prospectus and detailed information to be included in servicing report.]

         [Insert any arrangements for publication of summary pool performance data on a financial news medium.]

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

THE SECURITY TRUST DEED

GENERAL

         The issuer trustee will grant a floating charge, registered with the
Australian Securities and Investments Commission, over all of the trust assets in favour of the security trustee. The floating charge will secure the Secured
Moneys owing to the noteholders, the redraw bondholders, the servicer, the note trustee in its personal capacity and for and on behalf of the holders of the
Offered notes, each agent, the sellers, the liquidity facility provider, the standby redraw facility provider and each swap provider. These secured parties are collectively known as the SECURED CREDITORS.

         The security trustee will act as trustee on behalf of the Secured
Creditors as described in "Description of Transaction Documents--The Security
Trust Deed" in the accompanying prospectus. Under the security trust deed, if there is a conflict between the duties owed by the

                                      S-54

security trustee to any Secured Creditor or class of Secured Creditors and the interests of the noteholders and redraw bondholders as a whole, the security trustee must give priority to the interests of the noteholders and redraw bondholders. [In addition, the security trustee must give priority to [insert description of the priority given to each class of noteholders and any redraw bondholders, if there is a conflict between the interests of particular classes of noteholders and any redraw bondholders of that trust].]

         [Insert any additional or different provisions relating to the description of the charge, the secured creditors and the role of the security trustee, if applicable.]

VOTING PROCEDURES

         For the purposes of "Description of the Transaction Documents--The
Security Trust Deed--Voting Procedures" in the accompanying prospectus, if at any meeting of Voting Secured Creditors a poll is demanded, every person who is present will have one vote for every A$10 of Secured Moneys owing to it, converted at [insert exchange rate[s] at which the Secured Moneys owing to holders of [each class of] Offered notes will be converted to Australian dollars for the purpose of determining the number of votes to which holders of [each class of] Offered notes are entitled if a poll is demanded at any meeting of
Voting Secured Creditors].

VOTING ENTITLEMENTS

         For the purposes of the definition of "Voting Entitlements" in the accompanying prospectus, Secured Moneys will be converted at [insert the exchange rate at which the Secured Moneys owing to holders of [each class of]
Offered notes will be converted to Australian dollars for the purpose of determining the Voting Entitlements of the Voting Secured Creditors].

[EVENTS OF DEFAULT]

         [Insert any additional or different events of default.]

PRIORITIES UNDER THE SECURITY TRUST DEED

         [Insert priorities under security trust deed.]

THE INTEREST RATE SWAPS

PURPOSE OF THE INTEREST RATE SWAPS

         Collections in respect of interest on the variable rate housing loans will be calculated based on Commonwealth Bank's [, [Homepath's, as appropriate]
or [insert name of other seller(s)'s], as appropriate,] administered variable rates. Collections in respect of interest on the fixed rate housing loans will be calculated based on the relevant fixed rates. [However, the payment obligations of the issuer trustee on the [[other relevant notes] and the] Class
[B] notes and under the currency swap[s] are calculated by reference to [insert relevant reference rate]. To hedge these interest rate exposures, the issuer trustee will enter into [a] basis swap[s] with the basis swap provider and [a]
fixed rate swap[s] with the fixed rate swap provider. The basis swap[s] and the fixed rate swap[s] will be governed by a standard form ISDA Master Agreement, as amended by a supplementary schedule and confirmed by written confirmations in relation to each swap. The initial basis swap provider and fixed rate swap provider will be Commonwealth Bank of Australia, Level 7, 48 Martin Place,
Sydney NSW 2000, Australia.

BASIS SWAP[S]

         On each [monthly] distribution date [or quarterly distribution date, as the case may be,] the issuer trustee will pay to the basis swap provider an amount calculated by reference to the interest payable by borrowers on the variable rate housing loans [referable to the [other relevant notes] or the]
Offered notes and Class [B] notes, as the case may be,] during the relevant

                                      S-55

preceding collection period and the income earned by the trust on the collections account and any Authorized Short-Term Investments during that collection period. In return the basis swap provider will pay to the issuer trustee on the [relevant monthly, or quarterly, quarterly or semi-annual]
distribution date an amount calculated by reference to the aggregate principal amount outstanding of the relevant proportion of the variable rate housing loans as at the last day of the collection period preceding the previous [monthly, or quarterly] distribution date and the respective [insert relevant reference rate]
plus a margin.

         The basis swap[s] will terminate if the interest rates on the Offered notes increase following the Step-Up Date, provided that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.
See "Description of the Transaction Documents--Servicing of the Housing Loans--
Administer Interest Rates" in the accompanying prospectus in relation to the servicer's obligations with respect to interest rates on the variable rate housing loans if the basis swap[s] [is/are] terminated.

FIXED RATE SWAP

         On each [monthly] distribution date [or quarterly distribution date, as the case may be,] the issuer trustee will pay to the fixed rate swap provider an amount calculated by reference to the interest payable by borrowers on the fixed rate housing loans [referable to the [other relevant notes] or the] Offered
Notes and Class [B] notes, as the case may be], other than housing loans in relation to which the issuer trustee has entered into an individual fixed rate swap as described below, during the relevant preceding collection period and the income earned by the trust on the collections account and any Authorized
Short-Term Investments during that collection period. In return the fixed rate swap provider will pay to the issuer trustee on the [relevant monthly or quarterly] distribution date an amount calculated by reference to the aggregate principal amount outstanding [of the relevant proportion] of the fixed rate housing loans as at the last day of the collection period preceding the previous
[monthly or quarterly] distribution date and [insert relevant reference rate]
plus a margin.

         In addition, if a borrower prepays a loan subject to a fixed rate of interest, or otherwise terminates a fixed rate period under a housing loan, the issuer trustee will normally be entitled to receive from the borrower a break cost.

         A break cost is currently payable by the borrower to the issuer trustee where the terminated fixed rate under the housing loan is greater than the current equivalent fixed rate product offered by Commonwealth Bank [or [insert name of other seller(s)], as appropriate,] for the remaining term of the housing loan. Under Commonwealth Bank's current policies and procedures, prepayments of up to $[10,000] in any 12 month period may be made by a borrower without incurring break costs, see "Commonwealth Bank's Residential Loan Program--
Special Features of the Housing Loans--Early Repayment" in the accompanying prospectus [and "[insert name of other seller(s)'s] Residential Loan Program" in this prospectus supplement].

         The method for calculation of break costs may change from time to time according to the business judgment of the servicer.]

[OTHER SWAPS]

         [The issuer trustee and the fixed rate swap provider may agree to enter into separate fixed rate swaps in relation to one or more of the housing loans under which, on each [monthly] distribution date [or quarterly distribution date as the case may be], the issuer trustee will pay to

                                      S-56

the fixed rate swap provider an amount calculated by reference to the fixed interest payable by borrowers on those housing loans [on the proportion of those housing loans referable to the [other relevant notes] or the] Offered notes and the Class [B] notes, as the case may be]. In return the fixed rate swap provider will pay to the issuer trustee an amount calculated by reference to [insert relevant reference rate] plus a margin.

         In addition, if the servicer offers interest rate cap products to borrowers, the issuer trustee and the fixed rate swap provider will enter into swaps to hedge the issuer trustee's risks in relation to such interest rate caps.]

TERMINATION BY THE BASIS SWAP AND FIXED RATE SWAP PROVIDERS[S]

         The basis swap and fixed rate swap provider[s] will each have the right to terminate the basis swaps and the fixed rate swap[s], respectively, in the following circumstances:

         o    if the issuer trustee fails to make a payment under a swap within
              [10] days after notice of failure is given to the issuer trustee;

         o    if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap[s] or the fixed rate swap[s]. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make efforts to transfer its rights and obligations to avoid this illegality; or

         o    in the case of the basis swap[s] only, at any time at the election of the basis swap provider provided that at the date of
              termination the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the
              transaction documents as they fall due.

TERMINATION BY THE ISSUER TRUSTEE

         The issuer trustee will have the right to terminate the basis swap or the fixed rate swaps in the following circumstances:

         o    if the swap provider fails to make a payment within 10 days after notice of failure is given to the swap provider; or

         o    if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap or the fixed rate swap. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make certain efforts to transfer its rights and obligations to avoid this illegality.

[FIXED RATE SWAP PROVIDER DOWNGRADE]

         [If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, on any determination date a fixed rate swap provider does not have:

         o    either a short term credit rating of at least A-1 or a long term credit rating of A by Standard & Poor's; and

         o    either a short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's,

                                      S-57

         that fixed rate swap provider must:

         o    where it ceases to have either a short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's:

              o    enter into an agreement novating its rights and obligations under the fixed rate swap to a replacement counterparty
                   acceptable to the manager and which each rating agency
                   confirms will not result in a reduction or withdrawal of any credit rating assigned by it to the notes or redraw bonds;

              o    lodge cash collateral in an amount determined by the relevant rating agencies or, in certain circumstances, determined
                   under the relevant fixed rate swap[s]; or

o                 enter into other arrangements satisfactory to the issuer
                  trustee and the manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or redraw bonds; and

         o    where it ceases to have either a short term credit rating of at least A-1 or a long term credit rating of A from Standard &
              Poor's:

              o    immediately seek to enter into, and enter into by no later than 60 days after the fixed rate swap provider ceases to
                   have the relevant rating from Standard & Poor's, an agreement novating its rights and obligations under the fixed rate swap agreement in respect of the fixed rate swap[s] to a
                   replacement counterparty which holds the relevant ratings
                   and, if a transfer has not occurred within 30 days, lodge
                   cash collateral in an amount determined in accordance with the fixed rate swap; or

              o    if the fixed rate swap provider is unable to effect a
                   transfer in accordance with the above bullet point within 60 days or if the fixed rate swap provider so elects, enter into such other arrangements in respect of the fixed rate swap[s]
                   which are satisfactory to the manager and which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the
                   notes or redraw bonds.

         Each fixed rate swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.]

BASIS SWAP PROVIDER DOWNGRADE

         [If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, on any determination date a basis swap provider does not have:

         o    either a short term credit rating of at least A-1 or a long term credit rating of A by Standard & Poor's; and

         o    a short term credit rating of at least P-1 by Moody's,

         that basis swap provider must:

         o    prepay the amount that is expected to be due, as determined by the manager, from the basis swap provider to the issuer trustee on the next [monthly or quarterly] distribution date[, as appropriate];
              or

         o    enter into other arrangements satisfactory to the issuer trustee and the manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or redraw bonds.

                                      S-58

         The basis swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in either of the above manners as it elects from time to time.]

TERMINATION PAYMENTS

         Upon termination of a fixed rate swap, a termination payment will be due from the issuer trustee to the fixed rate swap provider or from the fixed rate swap provider to the issuer trustee.

         The termination payment in respect of a fixed rate swap will be determined, if possible, on the basis of quotations from leading dealers in the relevant market to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of that fixed rate swap.

         No termination payment will be payable in respect of the termination of the basis swap.

         If a basis swap terminates then, unless and until the issuer trustee has entered into a replacement basis swap or other arrangements which the rating agencies have confirmed will not result in a reduction, qualification or withdrawal of the credit ratings assigned to the notes or any redraw bonds, the servicer must adjust the rates of interest on the mortgage interest saver accounts and, if necessary, the housing loans as described in "Description of the Transaction Documents--Servicing of the Housing Loans--Administer Interest
Rates" in the accompanying prospectus.

         [This section may be modified for each series to accurately describe the terms of the interest rate swap[s] for that series.]

THE CURRENCY SWAP[S]

PURPOSE OF THE CURRENCY SWAP[S]

         Collections on the housing loans and receipts under the basis swap[s]
and the fixed rate swap[s] will be denominated in Australian dollars. However, the payment obligations of the issuer trustee on the [[Class [ ] notes] are denominated in [insert relevant currency]. In addition, receipts by the issuer trustee under the basis swap[s] and the fixed rate swap[s] are calculated by reference to [insert relevant reference rate] but the interest obligations of the issuer trustee with respect to the [Class [ ] notes] are calculated by reference to [insert relevant reference rate]. To hedge this currency and interest rate exposure, the issuer trustee will enter into a currency swap with
[the/each] currency swap provider. [The/Each] currency swap will be governed by a standard form ISDA Master Agreement, as amended by a supplementary schedule
[and a credit support annex], which together act as a separate agreement in respect of each trust established under the master trust deed, and will [each]
be confirmed by a written confirmation.

PRINCIPAL PAYMENTS

         On the closing date, the issuer trustee will pay the currency swap
provider[s] the [insert relevant currency] proceeds of issue of the [Class [   ]
notes]. In return, the currency swap provider[s] will pay to the issuer trustee
the Australian dollar equivalent of the proceeds of issue of the [Class [   ]
notes] converted at [insert relevant exchange rate].

         On each [quarterly] distribution date, the issuer trustee will pay to the currency swap provider[s] the Australian dollar amount available to be
applied towards repayment of the Stated Amount of the [Class [   ] notes]. In
return, the currency swap provider[s] will pay to the principal paying agent on behalf of the issuer trustee the [insert relevant currency] equivalent of that amount converted at the [insert relevant exchange rate] for distribution to the noteholders of

                                      S-59

the [Class [   ] notes] in accordance with the agency agreement in reduction of
the Stated Amount of the [Class [   ] notes].

INTEREST PAYMENTS

         On each [quarterly] distribution date, the issuer trustee will pay to the currency swap provider[s] an aggregate amount, the A$ OFFERED INTEREST
AMOUNT, calculated by reference to the Australian dollar equivalent of the
aggregate Invested Amount of the [Class [   ] notes] as at the preceding
[quarterly] distribution date converted at the [insert relevant exchange rate]
and [insert relevant reference rate] plus a margin.

         In return, the currency swap provider[s] will pay to the principal paying agent on behalf of the issuer trustee amounts in aggregate equal to the
interest due in respect of the [Class [   ] notes] on that [quarterly]
distribution date for distribution to [noteholders of the Class [   ] notes] in
accordance with the agency agreement.

         If the issuer trustee does not have sufficient funds under the series supplement to pay the full amount owing to the currency swap provider[s] in respect of the above payment the currency swap provider[s] [is/are] not required to make the corresponding payments to the principal paying agent and, after the applicable grace period, the currency swap provider[s] may terminate the currency swap[s]. The manner of determining whether the issuer trustee will have sufficient funds to pay the currency swap provider[s] that amount on a
[quarterly] distribution date is described in "Distribution of the Available
Income Amount". A failure of the issuer trustee to pay an amount owing under
[the/a] currency swap, if not remedied within the applicable grace period, will be an event of default under the security trust deed.

TERMINATION BY [THE/A] CURRENCY SWAP PROVIDER

         [The/A] currency swap provider will have the right to terminate the
[relevant] currency swap in the following circumstances:

         o    if the issuer trustee fails to make a payment under the currency swap within [10] days after notice of failure is given to the issuer trustee;

         o    if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the currency swap. However, if the currency swap provider is the party affected by the illegality, it must make efforts to transfer its rights and obligations to avoid this illegality;

         o    if due to any action taken by a taxation authority or a change in tax law the currency swap provider is required to receive payments from which amounts have been withheld or deducted on account of tax. However, [the/a] currency swap provider will only have the right to terminate [the/its] currency swap if the note trustee is satisfied that all amounts owing to [noteholders of the Class [  ]
              notes] will be paid in full on the date on which the [Class [  ]
              notes] are to be redeemed. In addition, whether or not [the/a]
              currency swap provider can terminate [the/its] currency swap, following the occurrence of such an event, the currency swap provider may transfer the currency swap to another counterparty
              [with, in certain circumstances, the consent of the standby swap provider, as to which see "Jointly Supported Obligations" below,]
              provided that each rating agency has confirmed that this will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the [Class [  ] notes];

                                      S-60

         o    if certain bankruptcy related events occur in relation to the issuer trustee; and

         o    if an event of default occurs under the security trust deed and the security trustee has declared the [Class [ ] notes]
              immediately due and payable.

TERMINATION BY THE ISSUER TRUSTEE

         The issuer trustee will have the right to terminate [the/a] currency swap in the following circumstances:

         o    if the currency swap provider fails to make a payment under the currency swap within [10] days after notice of failure is given to the currency swap provider;

         o    if certain bankruptcy related events occur in relation to the currency swap provider;

         o    if the currency swap provider merges with, or otherwise transfers all or substantially all of its assets to, another entity and the new entity does not assume all of the obligations of the currency swap provider under the currency swap;

         o    if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the currency swap. However, if the issuer trustee is the party affected by the illegality, it must make efforts to transfer its rights and obligations to avoid this illegality;

         o    if due to any action taken by a taxation authority or a change in tax law the issuer trustee is required to receive payments from which amounts have been withheld or deducted on account of tax;

         o    if as a result of the currency swap provider merging with, or otherwise transferring all or substantially all of its assets to another entity, the issuer trustee is required to receive payments from which a deduction or withholding has been made on account of a non-resident withholding tax liability and no entitlement to a corresponding gross-up arises other than as a result of its failure to perform certain tax covenants, or, in certain
              circumstances, a breach of its tax representations;

         o    if the currency swap provider fails to comply with its obligations described in "Currency Swap Provider Downgrade" below following a downgrade of its credit ratings, and that failure is not remedied within [10 Business Days] of notice of the failure being given to the currency swap provider or such longer period as the issuer trustee and the manager agree and the rating agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the [Class [ ] notes]; and

         o    if an event of default occurs under the security trust deed and the security trustee has declared the [Class [ ] notes]
              immediately due and payable.

         The issuer trustee may only terminate a currency swap with the prior written consent of the note trustee.

TERMINATION BY THE NOTE TRUSTEE

         If following an event that allows the issuer trustee to terminate
[the/a] currency swap the issuer trustee does not terminate the currency swap, the note trustee may terminate the currency swap.

                                      S-61

CURRENCY SWAP PROVIDER DOWNGRADE

         [If, as a result of the withdrawal or downgrade of [the/a] currency swap provider's credit rating by any rating agency, the currency swap provider does not have:

         o    either a long term [joint] credit rating of at least AA- by
              Standard & Poor's or a short term [joint] credit rating of at least A-1+ by Standard & Poor's; and

         o    a long term [joint] credit rating of at least A2 by Moody's and a short term credit rating of at least P-1 by Moody's,

         the currency swap provider[s] must within:

         o    30 Business Days, if the currency swap provider[s] still have a long term [joint] credit rating of at least A- by Standard &
              Poor's or a short term [joint] credit rating of at least A-1 by
              Standard & Poor's, and both a long term [joint] credit rating of at least A3 by Moody's and a short term [joint] credit rating of at least P-2 by Moody's; or

         o    5 Business Days, in any other case,

         or, in either case, such greater period as is agreed to in writing by the relevant rating agency, at their cost and at their election:

         o    if the short term [joint] credit rating by Standard & Poor's is greater than or equal to A-1 or the long term [joint] credit rating by Standard & Poor's is greater than or equal to A-, lodge collateral as determined under the currency swap[s] [and the credit support annex];

         o    enter into an agreement novating the currency swap to a
              replacement counterparty [or standby swap provider] acceptable to
              [the relevant standby swap provider, as to which see "Jointly
              Supported Obligations" below, and] the manager and which each rating agency has confirmed will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the [Class [ ] notes]; or

         o    enter into other arrangements which each rating agency has confirmed will not result in there being a reduction,
              qualification or withdrawal of any credit rating assigned by it to the [Class [ ] notes].

         [The/A] currency swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

         If [the/a] currency swap provider lodges cash collateral with the issuer trustee, any interest or income on that cash collateral will be paid to
[the/that] currency swap provider.]

TERMINATION PAYMENTS

         Upon termination of [the/a] currency swap[s], a termination payment will be due from the issuer trustee to the currency swap provider or from the currency swap provider to the issuer trustee [in respect of each currency swap].

         The termination payment in respect of [the/a] currency swap will be determined, if possible, on the basis of quotations from leading dealers in the relevant market to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of the [applicable]
currency swap.

                                      S-62

REPLACEMENT OF [THE/A] CURRENCY SWAP

         If [the/a] currency swap[s] is terminated prior to [its/their]
scheduled termination date, the issuer trustee may, at the direction of the manager, enter into replacement currency swaps on terms and with a counterparty which the rating agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the [Class [ ] notes].
Any termination payments received by the issuer trustee upon termination of
[the/a] currency swap[s] may be applied towards a premium payable to enter into replacement currency swap[s] and any premium received by the issuer trustee upon entering into a new currency swap may be applied towards a termination payment in respect of the terminated currency swap[s].

CURRENCY SWAP PROVIDER[S]

         The currency swap providers will be [Commonwealth Bank] [and [insert name of other currency swap provider(s)]].

[COMMONWEALTH BANK]

         [For a description of The Commonwealth Bank see "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager--Commonwealth Bank of Australia"
in the accompanying prospectus and "The Sellers--Commonwealth Bank of Australia"
in this prospectus supplement.]

[INSERT  NAME OF OTHER CURRENCY SWAP PROVIDER(S)]

         [Insert description of other currency swap provider(s).]

[TRANSFER BY COMMONWEALTH BANK OF CURRENCY SWAP]

         [If an event beyond the control of Commonwealth Bank occurs so that it is impossible for Commonwealth Bank to convert Australian dollars to [insert relevant currency] through customary legal channels to fulfil its obligations under its currency swap, Commonwealth Bank may transfer all its rights and obligations as currency swap provider to [insert name of standby swap provider]
and may terminate its obligations as standby swap provider. After that transfer,
Commonwealth Bank will have no further obligations under the currency swap.]

[JOINTLY SUPPORTED OBLIGATIONS]

         [The obligations of each currency swap provider under its currency swap are separate and several from the obligations of the other currency swap provider under the other currency swap.]

         [However, each currency swap provider will also act as a standby swap provider in respect of the other currency swap provider's currency swap.] If
[the/a] currency swap provider:

         o    defaults in making a payment in respect of [the/its] currency swap, as described under "Principal Payments" and "Interest
              Payments" above; or

         o    defaults in meeting its obligations following a downgrade of the currency swap providers' [joint] credit ratings, as described in
              "Currency Swap Provider Downgrade" above,

the issuer trustee must notify the standby swap provider and the standby swap provider must make good the default within prescribed periods. A remedy of a payment default must occur on the same day as the due date for the payment provided that the standby swap provider is notified of the default by the issuer trustee in the manner required by the relevant currency swap agreement.

                                      S-63

         If a standby swap provider is required to make good a default, the defaulting currency swap provider must take certain actions, including reimbursing or indemnifying the standby swap provider, in relation to the default. If the defaulting currency swap provider does not take these actions within the prescribed periods then the rights and obligations of the defaulting currency swap provider under its currency swap will automatically transfer to the standby swap provider.]

         [This section may be modified for each series to accurately describe the terms of the currency swap[s] for that series.]

[THE MORTGAGE INSURANCE POLICIES]

         [Description of any primary mortgage insurance or pool insurance, and mortgage insurers, if applicable.]

[LIQUIDITY FACILITY]

         [Insert any additional description of liquidity facility and/or liquidity provider, Facility Limit, method for calculating fees and distribution date for payment of fees.]

         [Insert description of the shortfalls when the liquidity facility may be used.]

[NOTE TRUST DEED]

         [Insert any additional or different description of note trust deed.]

         [Insert description of any additional or different principal obligations, powers, discretions and protections of the note trustee.]

[STANDBY REDRAW FACILITY]

         [Insert any additional or different description of redraw facility and/or standby redraw facility provider, facility limit, method for calculating fees and distribution dates for payment of fees.]

         [Insert description of the shortfalls when the standby redraw facility may be used.]

[GOVERNING LAW]

         [The underwriting agreement [and the credit support annex to the currency swap agreement] are governed by the laws of New York. All the other transaction documents, and the balance of the currency swap agreement, are governed by the laws of New South Wales, Australia.

         [Insert description of any other applicable transaction documents.]

                   DESCRIPTION OF THE TRUSTEES AND THE MANAGER

THE ISSUER TRUSTEE

[GENERAL]

         [Perpetual Trustee Company Limited] is appointed as trustee of the trust on the terms set out in the master trust deed and the series supplement.
For a description of Perpetual Trustee Company Limited, see "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager--the Issuer Trustee" in the
accompanying prospectus.

                                      S-64

         [Insert additional or different description of Perpetual Trustee
Company Limited/Insert description of other entity appointed as issuer trustee.]

         [Insert descriptions of distribution dates on which issuer trustee fee is payable.]

THE SECURITY TRUSTEE

         [P.T. Limited, of Level 7, 9 Castlereagh Street, Sydney, Australia, a
wholly owned subsidiary of Perpetual Trustee Australia Limited,] will be the security trustee for the trust.

THE NOTE TRUSTEE

[   ] will be the note trustee for the trust.
         [Insert additional or different description of the note trustee.]

         [Insert length of notice required before the relevant distribution date to enable note trustee to retire.]

THE MANAGER

         [Insert description of distribution dates on which the manager is entitled to receive its management fee.]

                                    SERVICING

GENERAL

         Under the series supplement, Commonwealth Bank will be appointed as the initial servicer of the housing loans with a power to delegate to related companies within the Commonwealth Bank group. The day to day servicing of the housing loans will be performed by the servicer at Commonwealth Bank's loan processing centres, presently located in Sydney, Melbourne, Brisbane, Perth and
Adelaide, and at the retail branches and telephone banking and marketing centers of Commonwealth Bank and a Homepath contact center operated by Commonwealth
Bank. Servicing procedures undertaken by loan processing include partial loan security discharges, loan security substitutions, consents for subsequent mortgages and arrears management. Customer enquiries are dealt with by the retail branches and telephone banking and marketing centres. For a further description of the duties of the servicer, see "Description of the Transaction
Documents--Servicing of the Housing Loans" in the accompanying prospectus.

         [Insert any other relevant general information regarding servicing of the housing loans.]

[APPOINTMENT AND OBLIGATIONS OF SERVICER]

         [Insert any additional or different terms of Commonwealth Bank's appointment as servicer including details of calculation of fees.]

DOCUMENT CUSTODY

         [Insert section on entity other than servicer who is appointed as custodian of the housing loan documents.]

         [Insert any additional or different description of the custody of the housing loan documents.]

COLLECTION AND ENFORCEMENT PROCEDURES

         [Insert any additional or different collection and enforcement procedures of Commonwealth Bank as servicer.]

                                      S-65

DELINQUENCY EXPERIENCE

         The following table summarizes the delinquency and loss experience of the home loan portfolio of Commonwealth Bank [, [Homepath] and [name of any other seller(s)]], including securitised loans. [All loans were originated and are serviced by Commonwealth Bank [, [Homepath] or [name of any other seller(s)]].]

         This information is provided by Commonwealth Bank.

                      ONE-TO-FOUR-FAMILY RESIDENTIAL LOANS
                                COMMONWEALTH BANK

                                 [INSERT TABLE]

         [Repeat above table for each other seller, if any.]

         Loan losses for each period are net of recoveries including claims under mortgage insurance policies in respect of loans with a loan-to-value ratio of greater than [80]%. Percentage losses are calculated based on the average outstanding balance for the period.

         The seller[s] [do/does] not have available details of its foreclosure experience. It is the servicer's policy on behalf of the seller[s] on enforcement of a housing loan to enter into possession of the mortgaged property as mortgagee in possession rather than to foreclose on the mortgage. See "The
Servicer--Collection and Enforcement Process" in the accompanying prospectus.
The servicer has undertaken to collect details of its mortgagee in possession experience for the housing loans in the pool on an ongoing basis.

         There can be no assurance that the delinquency and loss experience with respect to the housing loans comprising the housing loan pool will correspond to the delinquency and loss experience of the mortgage portfolio[s] of Commonwealth
Bank [,[Homepath] and [name of any other seller(s)]] set forth in the foregoing tables. The statistics shown in the preceding tables represent the delinquency and loss experience for the total residential mortgage portfolio for each of the years presented, whereas the aggregate delinquency and loss experiences on the housing loans will depend on the results obtained over the life of the housing loan pool. In addition, the foregoing statistics include housing loans with a variety of payment and other characteristics that may not correspond to those of the housing loans comprising the housing loan pool. Moreover, if the residential real estate market should experience an overall decline in property values such that the principal balances of the housing loans comprising the housing loan pool become equal to or greater than the value of the related mortgaged properties, the actual rates of delinquencies and losses could be significantly higher than those previously experienced by the servicer. In addition, adverse economic conditions, which may or may not affect real property values, may affect the timely payment by borrowers of scheduled payments of principal and interest on the housing loans and, accordingly, the rates of delinquencies, bankruptcies and losses with respect to the housing loan pool. See "The
Servicer--Collection and Enforcement Procedures" and "--Collection and
Enforcement Process" in the accompanying prospectus.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         The following information is given solely to illustrate the effect of prepayments of the housing loans on the weighted average life of the notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced.

                                      S-66

GENERAL

         The rate of principal payments and aggregate amount of distributions on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans. The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by the seller. Subject, in the case of fixed rate housing loans, to the payment of applicable fees, the housing loans may be prepaid by the mortgagors at any time.

PREPAYMENTS

         Prepayments, liquidations and purchases of the housing loans, including optional purchase of the remaining housing loans in connection with the termination of the trust, will result in early distributions of principal amounts on the notes. Prepayments of principal may occur in the following situations:

         o    refinancing by mortgagors with other financiers;

         o    receipt by the issuer trustee of enforcement proceeds due to a mortgagor having defaulted on its housing loan;

         o    receipt by the issuer trustee of insurance proceeds in relation to a claim under a mortgage insurance policy in respect of a housing loan;

         o    repurchase by Commonwealth Bank [,[Homepath] or [name of any other seller(s)]] as a result of a breach by it of certain
              representations, if any;

         o    repurchase by Commonwealth Bank [,[Homepath] or [name of any other seller(s)]] upon a further advance being made which exceeds the then scheduled balance of the housing loan by more than one scheduled monthly installment;

         o    repurchase of the housing loans as a result of an optional termination or a redemption for taxation or other reasons;

         o    receipt of proceeds of enforcement of the security trust deed prior to the final maturity date of the notes; and

         o    receipt of proceeds of the sale of housing loans if the trust is terminated while notes are outstanding, for example, if required by law, and the housing loans are then either

              o    repurchased by Commonwealth Bank under its right of first
                   refusal; or

              o    sold to a third party.

         The prepayment amounts described above are reduced by repayment to the seller of redraws and further advances as described in "Commonwealth Bank
Residential Loan Program--Special Features of the Housing Loans--Redraws and
Further Advances" [,/and] ["Homepath's Residential Loan Program--Special
Features of the Housing Loans"] in the accompanying prospectus [,/and] "[[name of any other seller(s)] Residential Loan Programme--Special Features of the
Housing Loans--Redraws and Further Advances"] in this prospectus supplement.

         Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, no assurance can be given to you as to this rate of payment or the rate of principal prepayments. The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

                                      S-67

         o   the degree to which a note is purchased at a discount or premium;
             and

         o   the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

         A wide variety of factors, including economic conditions, the availability of alternative financing and homeowner mobility may affect the trust's prepayment experience with respect to the housing loans. In particular, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

WEIGHTED AVERAGE LIVES

         The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date each dollar in respect of principal repayable under the note is reduced to zero.

         Usually, greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium. The effect on your yield due to principal prepayments occurring at a rate that is faster or slower than the rate you anticipated will not be entirely offset by a subsequent similar reduction or increase, respectively, in the rate of principal payments. The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

         [The following tables are based on a constant prepayment rate model.
Constant prepayment rate represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the principal balance of the pool of mortgage loans for that month. Constant prepayment rate does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of housing loans, including the housing loans in your pool. Neither Commonwealth Bank nor the manager believe that any existing statistics of which it is aware provide a reliable basis for noteholders to predict the amount or timing of receipt of housing loan prepayments.]

         [Describe any specific sensitivities particular to each series of notes.]

PREPAYMENT MODEL AND ASSUMPTIONS

         The following tables are based upon the assumptions in the following paragraph, and not upon the actual characteristics of the housing loans. Any discrepancies between characteristics of the actual housing loans and the assumed housing loans may have an effect upon the percentages of the principal balances outstanding and weighted average lives of the notes set forth in the tables. Furthermore, since these discrepancies exist, principal payments on the notes may be made earlier or later than the tables indicate.

         For the purpose of the following tables, it is assumed that:

         o   the housing loan pool consists of fully-amortizing housing loans;

         o   the cut-off date is the commencement of business on [ ];

         o   closing date for the notes is [ ];

         o   payments on the [Offered notes and Class [B] notes] are made on the
             [quarterly] distribution date, regardless of the day on which payment actually occurs, commencing in [ ] [and payments on the
             [relevant other notes] are made on the

                                      S-68

             [monthly] distribution date, regardless of the day on which payment
             actually occurs, commencing in [     ]], in all cases made in
             accordance with the priorities described in this prospectus supplement;

         o   the housing loans' prepayment rates are equal to the respective percentages of constant prepayment rate indicated in the tables;

         o   the scheduled monthly payments of principal and interest on the housing loans will be timely delivered on the [first] day of each
             month commencing in [     ];

         o   there are no redraws, substitutions or payment holidays with respect to the housing loans;

         o   all prepayments are prepayments in full received on the last day of each month and include 30 days' interest on the prepayment,
             commencing in [     ];

         o   principal collections are distributed according to the rules of distribution set forth in this prospectus supplement;

         o   all payments under the swaps are made as scheduled;

         o   the manager does not direct the issuer trustee to exercise its right of optional redemption of the notes, except with respect to the line titled ["Weighted Average Remaining Term to Maturity (in months)"]; and

         o   the [insert relevant exchange rate] is [   ]$[   ] = A$1.00.

         [The above assumptions may be varied or supplemented for a particular series.]

         The tables indicate the projected weighted average life of the notes and set forth the percentage of the initial aggregate principal balance of the notes that is projected to be outstanding after each of the payment dates shown at specified constant prepayment rate [  ] percentages. The tables also assume
that (i) the housing loans have an aggregate principal balance of A$[   ] as of
the cut-off date, and (ii) the housing loans have been aggregated into [two]
hypothetical pools with all of the housing loans within each such pool having the characteristics described below:

                                                     WEIGHTED AVERAGE REMAINING
                                                         TERM TO MATURITY
CURRENT BALANCE           WEIGHTED AVERAGE RATE             (IN MONTHS)
---------------           ---------------------             -----------
   $[   ]                        [   ]                        [   ]
   $[   ]                        [   ]                        [   ]

         It is not likely that the housing loans will pay at any assumed constant prepayment rate to maturity or that all housing loans will prepay at the same rate. In addition, the diverse remaining terms to maturity of the housing loans could produce slower or faster distributions of principal than indicated in the tables at the assumed constant prepayment rate specified, even if the weighted average remaining term to maturity of the housing loans is the same as the weighted average remaining term to maturity of the assumptions described in this section. You are urged to make your investment decisions on a basis that includes your determination as to anticipated prepayment rates under a variety of the assumptions discussed in this prospectus supplement as well as other relevant assumptions.

                                      S-69

         In the following tables, the percentages have been rounded to the nearest whole number and the weighted average life of a class of notes is determined by the following three step process:

         o    multiplying the amount of each payment of principal thereof by the number of months from the date of issuance to the related payment date,

         o    summing the results, and

         o    dividing the sum by the aggregate distributions of principal referred to in the first clause above, expressing the result in years, and rounding to two decimal places.

         The source of the information in the following table is Commonwealth
Bank.

                           [Insert prepayment tables.]

                       PLAN OF DISTRIBUTION--UNDERWRITING

         Under the terms and subject to the conditions contained in the underwriting agreement, the issuer trustee has agreed to sell to each of the underwriters, and each of the underwriters has agreed to purchase the principal amount of the [Offered notes] set forth opposite its name below:

                                                         PRINCIPAL AMOUNT
                                                          OF CLASS [   ]
                           UNDERWRITERS                  NOTES ([     ]$)
                           ------------                  ----------------
 [            ]........................................      $[   ]
 [            ]........................................      $[   ]
 [            ]........................................      $[   ]
 [            ]........................................      $[   ]

         The underwriting agreement provides that the underwriters are obligated, subject to certain conditions in the underwriting agreement, to purchase all of the Offered notes if any are not purchased. In certain circumstances, the underwriting agreement may be terminated if there is a default by an underwriter.

         The underwriters propose to initially offer the Offered notes at the public offering price on the cover page of this prospectus supplement and to selling group members at the public offering price less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance. The underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers. After the initial public offering, the public offering price and concessions and discounts to broker/dealers may be changed by the representative of the underwriters.

                                                      SELLING       REALLOWANCE
                                                    CONCESSIONS       DISCOUNT
                                                    -----------       --------
Class [     ] notes.................................   [    ]%          [   ]%

         Commonwealth Bank estimates that the out-of-pocket expenses for this
offering will be approximately [   ]$[     ].

         The underwriters have informed Commonwealth Bank and the manager that the underwriters do not expect discretionary sales by them to exceed 5% of the principal balance of the Offered notes.

                                      S-70

         The representative, on behalf of the underwriters, may engage in transactions that stabilize, maintain or otherwise affect the price of the
Offered notes. The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. In this regard:

         o    Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position;

         o    Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum;

         o    Syndicate covering transactions involve purchases of the Offered notes in the open market after the distribution has been completed in order to cover syndicate short positions; and

         o    Penalty bids permit the underwriters to reclaim a selling
              concession from a syndicate member when the Offered notes
              originally sold by a syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

         Stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Offered notes to be higher than it would otherwise be in the absence of these transactions. These transactions, if commenced, may be discontinued at any time.

         Commonwealth Bank, an affiliate of the manager, is not registered as a broker-dealer in the United States. Commonwealth Bank will participate in the distribution of the Offshore notes in the United States through Commonwealth
Bank of Australia, New York Branch acting as agent for Commonwealth Bank, in reliance on federal and state banking and securities laws, regulations and interpretive positions allowing banks to offer and sell mortgage-backed securities representing interests in mortgage assets originated or purchased by the banking organization.

         Pursuant to the underwriting agreement, the manager, Commonwealth Bank and the issuer trustee have agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to certain payments which the underwriters may be responsible for.

         In the ordinary course of its business, some of the underwriters and some of their affiliates have in the past and may in the future engage in commercial and investment banking activities with Commonwealth Bank and its affiliates.

         [[          ] is an affiliate of [       ], [one of] the currency swap
provider[s].]

OFFERING RESTRICTIONS

UNITED KINGDOM

         Each Underwriter has agreed that (a) it has not offered or sold and will not offer or sell the Offered notes to persons in the United Kingdom (prior to the expiry of a period of six months from the date of the issue of the notes)
except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses; or otherwise in circumstances which have not resulted and will not result in an offer to the public under the Public Offers of Securities
Regulations 1995 (as amended)); (b) it has complied with all applicable provisions of the Financial Services and Markets Act 2000, as amended ("FSMA"), and rules and regulations made thereunder with respect to anything done in relation to the notes in, from or otherwise involving the United Kingdom and (c)
it has only communicated or caused to be communicated, and will only communicate or cause to be communicated, any invitation or inducement to engage in investment activity (within the meaning of Section 21 of FSMA) received by it in connection with the issue or sale of such notes in circumstances in which section 21(1) of FSMA does not apply.

         Neither this prospectus supplement nor the Offered notes have been, or will be, available to other categories of persons in the United Kingdom and no-one falling outside such categories is entitled to rely on, and must not act on, any information in this prospectus supplement. The transmission of this prospectus supplement to any person in the United Kingdom other than the categories stated above is unauthorized and may contravene FSMA.

AUSTRALIA

         Each underwriter has agreed that it will not sell Offered notes to, or invite or induce offers for the Offered notes from, any person identified as an associate of the issuer trustee, Commonwealth Bank [,[Homepath] or [name of any other seller(s)]] or the manager on a list provided, or from time to time specified in writing to the relevant underwriter, by the issuer trustee,
Commonwealth Bank [,[Homepath] or [name of any other seller(s)]] and the manager respectively.

                                      S-71

OTHER JURISDICTIONS

         Other than in the United States of America, [and [specify any other relevant exceptions],] no person has taken or will take any action that would permit a public offer of the Offered notes in any country or jurisdiction. The
Offered notes may be offered non-publicly in other jurisdictions. The Offered notes may not be offered or sold, directly or indirectly, and neither this prospectus supplement and the accompanying prospectus nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under all applicable laws and regulations.

                            [ADDITIONAL INFORMATION]

         [[The issuer trustee] intends to file with the Securities and Exchange
Commission additional yield tables and other computational materials for one or more classes of the notes on a Current Report on Form 8-K. [ ] prepared these tables and materials at the request of some prospective investors, based on assumptions provided by, and satisfying the special requirements of, these prospective investors. These tables and materials are preliminary in nature, and the information contained in them is subject to, and superseded by, the information in this prospectus supplement.]

                      [LEGAL ASPECTS OF THE HOUSING LOANS]

         [Any legal aspects of the housing loans not covered in the accompanying prospectus will be explained in this section.]

                 [UNITED STATES FEDERAL INCOME TAX CONSEQUENCES]

         [Any additional United States federal income tax consequences for each series will be explained in this section.]

                             AUSTRALIAN TAX MATTERS

AUSTRALIAN TAX REFORM PROPOSALS

         The taxation of trusts has been the subject of tax reform proposals in recent years. On October 11, 2000, the Australian Federal Treasurer released exposure draft legislation for the taxation of certain trusts as companies. On
February 27, 2001, the Australian Federal Government announced that it was withdrawing the draft legislation and the tax treatment of trusts would receive further consideration.

         On December 12, 2002, the Australian Board of Taxation released its
Report on the "Taxation of Discretionary Trusts" to the Australian Federal
Treasurer and the Australian Federal Minister for Revenue and Australian Federal
Assistant Treasurer. The Board recommended that the current general tax treatment of trusts should be retained. It is not clear whether trusts will become subject to further tax reform proposals in the near future. If required, appropriate amendments to the trusts may be made in order to preserve their tax neutrality.

                               [LEGAL INVESTMENT]

         [Any additional legal investment considerations for a series will be explained in this section.]

                              ERISA CONSIDERATIONS

         Subject to the restrictions described in "ERISA Considerations" in the accompanying prospectus, the Offered notes are eligible for purchase by employee benefit plans. By its acquisition of an Offered note, each investor shall be deemed to represent and warrant that either (i) it is not acquiring the Offered note with assets of a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh plans and any entity deemed to hold the "plan assets" of the foregoing (each, a "Benefit
Plan") or (ii) its purchase and holding of the Offered note will not result in a non-exempt prohibited transaction under ERISA or the Code or any substantially similar applicable law. See "ERISA Considerations" in the accompanying prospectus.

                                      S-72

                            [BOOK ENTRY REGISTRATION]

         [Any additional book entry considerations will be explained in this section.]

                              [GENERAL INFORMATION]

         [Insert any information required for any applicable non-U.S.
jurisdictions.]

                        EXCHANGE CONTROLS AND LIMITATIONS

Reserve Bank of Australia Approval
         Under temporary Australian foreign exchange controls, which may change in the future, payments by an Australian resident to, by order of or on behalf of the following payees may only be made with Reserve Bank of Australia approval:

         any of the following:

         o    the Embassy or Consulate-General of the Federal Republic of
              Yugoslavia (Serbia and Montenegro) (in respect of any amount in excess of $100,000);

         o    the Narodna Banka Jugoslavije (including Banque Nationale de
              Yugoslavie) (in respect of any amount in excess of $100,000);or

         o    certain other persons and entities listed in instruments issued under the Australian Banking (Foreign Exchange) Regulations and
              published on behalf of the Reserve Bank of Australia in the
              Commonwealth of Australia Gazette on October 24, 2001; or

         o    certain ministers and senior officials of the government of
              Zimbabwe as listed in instruments issued under the Australian
              Banking (Foreign Exchange) Regulations and published on behalf of the Reserve Bank of Australian in the Commonwealth of Australia
              Gazette on December 11, 2002.

Australian Ministerial Approval

         Additionally, under Part 4 of the Australian Charter of the United
Nations Act 1945 and the Australian Charter of United Nations (Terrorism and
Dealings with Assets) Regulations 2002 the approval of the Australian Minister for Foreign Affairs, or the Minister's delegate, is required with respect to certain payments and actions in relation to an asset proscribed under, or which is owned or controlled directly or indirectly by a person or entity proscribed under those Regulations or is an asset derived or generated from such assets
(proscribed persons presently include, amongst others, the Taliban, Usama bin
Laden and other persons and entities connected with them).

         Under Part 4 of the Australian Charter of the United Nations Act 1945
and the Iraq (Reconstruction and Repeal of Sanctions) Regulations 2003, the
approval of the Minister for Foreign Affairs, or the Minister's delegate, is required with respect to certain payments and actions in relation to certain
Iraqi assets, assets acquired directly or indirectly by certain Iraqis or assets derived or generated from such assets.

                                      S-73

         [This section may be modified for each series to accurately describe the then Australian foreign exchange controls and limitations for that series.]

                                  AUTHORIZATION

         The issuer trustee has obtained all necessary consents, approvals and authorizations in connection with the issue and performance of the Offered notes. The issue of the Offered notes has been authorized by the resolutions of the board of directors of Perpetual Trustee Company Limited passed on [ ].

                                   LITIGATION

         The issuer trustee is not, and has not been, involved in any litigation or arbitration proceedings that may have, or have had during the twelve months preceding the date of this prospectus supplement, a significant effect on its financial position nor, so far as it is aware, are any such litigation or arbitration proceedings pending or threatened.

                          [LISTING ON THE [ ] EXCHANGE]

         [Description of any application for listing.]

                  [DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG]

         The Offered notes have been accepted for clearance through [DTC,
Euroclear and Clearstream, Luxembourg] with the following [CUSIP numbers, ISINs and Common Codes]:

                                [CUSIP]       [ISIN]       [COMMON CODE]
                                -------       ------       -------------
            Class notes           [ ]          [ ]              [ ]
            Class notes           [ ]          [ ]              [ ]

         [This section may be modified for each series to accurately describe the applicable clearance systems for that series.]

                                  ANNOUNCEMENT

         By distributing or arranging for the distribution of this prospectus supplement to the underwriters and the persons to whom this prospectus supplement is distributed, the issuer trustee announces to the underwriters and each such person that:

         o    the Offered notes will initially be issued in the form of
              book-entry notes and will be held by Cede & Co., as nominee of
              DTC;

         o    in connection with the issue, DTC will confer rights in the
              Offered notes to the noteholders and will record the existence of those rights; and

         o    as a result of the use of the Offered notes in this manner, these rights will be created.

                                      S-74

                              RATINGS OF THE NOTES

         The issuance of the Offered notes [and the Class [   ]] notes will be
conditioned on obtaining a rating of [   ] by [   ]. The issuance of the Offered
notes will be conditioned on obtaining a rating of [   ] by [   ]. You should
independently evaluate the security ratings of each class of notes from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities. A rating does not address the market price or suitability of the Offered notes for you. A rating may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date of the notes. The ratings of the Offered notes will be based primarily on the creditworthiness of the housing loans, the subordination provided by the Offered notes with respect to the Class
[     ] [and [    ]] notes, the availability of excess available income after payment of interest on the notes and the trust's expenses, the mortgage insurance policies, the availability of the liquidity facility, the creditworthiness of the swap providers and the mortgage insurer. None of the rating agencies have been involved in the preparation of this prospectus supplement and the accompanying prospectus.

                                  LEGAL MATTERS

         Mayer, Brown, Rowe & Maw LLP, New York, New York, will pass upon some legal matters with respect to the Offered notes, including the material U.S.
federal income tax matters, for Commonwealth Bank and Securitisation Advisory
Services Pty Limited. Clayton Utz, Sydney, Australia, will pass upon some legal matters, including the material Australian tax matters, with respect to the
Offered notes for Commonwealth Bank and Securitisation Advisory Services Pty
Limited. [ ] will pass upon some legal matters for the underwriters. [[ ] will pass upon some legal matters for [ ].]

                                      S-75

                                    GLOSSARY

         Additional definitions of capitalized terms used in this prospectus supplement can be found under the caption "Glossary" in the accompanying prospectus. When a capitalized term is both defined below and in the accompanying prospectus, the definition below will apply for the purpose of this prospectus supplement and the accompanying prospectus in relation to the Offered notes.

A$ OFFERED INTEREST AMOUNT................  see page [       ].

[ADJUSTED STATED AMOUNT...................  means, in relation to an Offered note, the A$ equivalent (based on
                                            the [insert relevant exchange rate])
                                            of the Stated Amount of that Offered
                                            note [less the A$ equivalent of any
                                            Offered Principal Carryover Amount
                                            and in relation to a Class [B] note,
                                            the Stated Amount of that Class [B]
                                            Note less any Class [B] Principal
                                            Carryover Amount].]

AVAILABLE INCOME AMOUNT...................  see page [      ].

AVAILABLE PRINCIPAL AMOUNT................  see page [      ].

[CLASS [B] PRINCIPAL CARRYOVER
AMOUNT....................................  [Insert definition of Class [B]
                                            Principal Carryover Amount.]]

FINANCE CHARGE COLLECTIONS................  see page [   ] ].

[INCOME CARRYOVER AMOUNT..................  see page [     ].]

MORTGAGE INSURANCE INCOME
PROCEEDS..................................  see page [     ].

MORTGAGE INSURANCE PRINCIPAL
PROCEEDS..................................  see page [     ].

NET PRINCIPAL COLLECTIONS.................  see page [     ].

NET UNSCHEDULED PRINCIPAL.................  see page [     ].

[OFFERED PRINCIPAL CARRYOVER
AMOUNT....................................  [Insert definition of Offered
                                            Principal Carryover Amount.]]

OTHER INCOME............................... see page [     ].

OTHER PRINCIPAL AMOUNTS...................  see page [     ].

PRINCIPAL CHARGE-OFF
REIMBURSEMENT.............................  see page [     ].

PRINCIPAL COLLECTIONS.....................  see page [     ].

[PRINCIPAL DRAW...........................  see page [     ].]

                                      S-76

[PRINCIPAL DRAW REIMBURSEMENT.............  see page [     ].]

REDRAW BOND AMOUNT........................  see page [     ].

[INSERT DEFINITION(S) FOR RELEVANT
CURRENCY DENOMINATION(S) FOR
THE NOTES.................................  means [         ].]

[INSERT DEFINITION(S) FOR RELEVANT
REFERENCE RATE(S).........................  means [  ].]

SECURED CREDITORS.........................  see page [     ].

STANDBY REDRAW FACILITY
ADVANCE...................................  see page [     ].

STEP-UP DATE..............................  see page [     ].

STEPDOWN CONDITIONS.......................  [Insert definition of Stepdown
                                            Conditions.]

STEPDOWN PERCENTAGE.......................  [Insert definition of Stepdown
                                            Percentage.]

SUPPORT FACILITY..........................  [means the currency swap[s], the basis swap[s], the fixed rate
                                            swap[s], the liquidity facility, the
                                            standby redraw facility and the
                                            mortgage insurance policies.]

[Insert other definitions.]

                                      S-77

                                                APPENDIX A

                                         HOUSING LOAN INFORMATION

                                        POOL PROFILE BY ORIGINATOR

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                           TOTAL                 WEIGHTED     WEIGHTED      TERM TO
                                                           LOAN       % BY       AVERAGE      AVERAGE       MATURITY
                                               NO. OF     BALANCE     LOAN       INTEREST     CURRENT         (IN
ORIGINATOR                                      LOANS      (A$)      BALANCE     RATE (%)      LTV (%)      MONTHS)
----------                                     -------   ---------   -------     --------     --------      -------

Commonwealth Bank........................     [     ]    [      ]   [     ]%      [    ]%       [  ]%        [   ]
Homepath.................................     [     ]    [      ]   [     ]%      [    ]%       [  ]%        [   ]
[Name of other Seller(s)]................     [     ]    [      ]   [     ]%      [    ]%       [  ]%        [   ]
                                              ------------------------------------------------------------------------
TOTAL....................................     [     ]    [      ]   [     ]%      [    ]%       [  ]%        [   ]
                                              ========================================================================

                                                         S-78

                                         YEAR OF ORIGINATION (QUARTERLY)

                                                       TOTAL      TOTAL                       AVERAGE
                                                     SECURITY      LOAN         WEIGHTED        LOAN           % BY
                                        NO. OF      VALUATIONS    BALANCE        AVERAGE       BALANCE         LOAN
    YEAR OF ORIGINATION                ACCOUNTS         (A$)       (A$)          LTV (%)        (A$)          BALANCE
    -------------------                --------     ----------    -------       --------      --------       --------

Pre 1996.........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1996 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1996 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1996 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1996 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1997 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1997 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1997 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1997 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1998 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1998 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1998 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1998 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1999 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1999 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1999 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
1999 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2000 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2000 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2000 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2000 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2001 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2001 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2001 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2001 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2002 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2002 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2002 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2002 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2003 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2003 Q2..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2003 Q3..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2003 Q4..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
2004 Q1..........................      [     ]       [     ]      [     ]        [     ]%     [     ]        [     ]%
                                      -------------------------------------------------------------------------------
                                       [     ]       [     ]     [      ]        [     ]%     [     ]         100.00%
                                      ================================================================================

                                                      S-79

                                   POOL PROFILE BY GEOGRAPHIC DISTRIBUTION(1)

                                                          TOTAL       TOTAL                  AVERAGE
                                                         SECURITY      LOAN      WEIGHTED      LOAN       % BY
                                            NO. OF      VALUATIONS   BALANCE     AVERAGE     BALANCE      LOAN
REGION                                      ACCOUNTS       (A$)        (A$)      LTV (%)      (A$)       BALANCE
------                                      --------    ----------   -------     ---------   --------    -------

AUSTRALIAN CAPITAL TERRITORY
Metro..................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%

NEW SOUTH WALES
Metro..................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Other .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           ---------------------------------------------------------------------
                                              [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           =====================================================================
QUEENSLAND
Metro .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Non Metro - Gold Coast.................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Non Metro - Sunshine...................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Non Metro - Other .....................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           ---------------------------------------------------------------------
                                              [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           =====================================================================

VICTORIA
Metro .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Other .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           -------------------------------------------------------------- ------
                                              [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           =====================================================================

WESTERN AUSTRALIA
Metro .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Other .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           ---------------------------------------------------------------------
                                              [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           =====================================================================

SOUTH AUSTRALIA
Metro .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Other .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           ---------------------------------------------------------------------
                                              [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           =====================================================================

NORTHERN TERRITORY
Metro .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Other .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           ---------------------------------------------------------------------
                                              [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           =====================================================================

TASMANIA                                      [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Metro .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
Other .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           ---------------------------------------------------------------------
TOTAL .................................       [     ]       [   ]     [   ]        [   ]%     [   ]       [  ]%
                                           =====================================================================

(1)      Geographic distributions are split by State or Territory and by metropolitan (metro) or country (other). Metro areas comprise the city and surrounding suburbs of the capital city of each State or Territory and Other comprise all other areas.

                                                      S-80

                                       POOL PROFILE BY BALANCE OUTSTANDING

                                                      TOTAL        TOTAL                    AVERAGE
                                                    SECURITY       LOAN       WEIGHTED       LOAN         % BY
                                        NO. OF     VALUATIONS     BALANCE      AVERAGE      BALANCE       LOAN
CURRENT LOAN BALANCE (A$)              ACCOUNTS       (A$)         (A$)        LTV (%)       (A$)        BALANCE
-------------------------              --------    ----------     -------     --------      -------      -------

0.01 to 50,000......................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
50,001 to 100,000...................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
100,001 to 150,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
150,001 to 200,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
200,001 to 250,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
250,001 to 300,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
300,001 to 350,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
350,001 to 400,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
400,001 to 450,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
450,001 to 500,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
500,001 to 550,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
550,001 to 600,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
600,001 to 650,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
650,001 to 700,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
700,001 to 750,000..................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
                                      -----------------------------------------------------------------------------
TOTAL ..............................     [   ]        [    ]       [   ]         [  ]%       [   ]        [  ]%
                                      =============================================================================

                                                      S-81

                                    POOL PROFILE BY LOAN TO VALUE RATIO (LTV)

                                                TOTAL          TOTAL                         AVERAGE
                                              SECURITY         LOAN          WEIGHTED        LOAN          % BY
                                NO. OF       VALUATIONS       BALANCE         AVERAGE        BALANCE        LOAN
CURRENT LTV (%)                ACCOUNTS         (A$)            (A$)          LTV (%)          (A$)        BALANCE
---------------                --------      ----------       -------        --------        -------       -------

0.00 to 5.00...........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
5.01 to 10.00..........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
10.01 to 15.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
15.01 to 20.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
20.01 to 25.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
25.01 to 30.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
30.01 to 35.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
35.01 to 40.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
40.01 to 45.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
45.01 to 50.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
50.01 to 55.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
55.01 to 60.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
60.01 to 65.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
65.01 to 70.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
70.01 to 75.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
75.01 to 80.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
80.01 to 85.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
85.01 to 90.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
90.01 to 95.00.........         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
                            -----------------------------------------------------------------------------------------
TOTAL .................         [    ]         [    ]          [    ]        [    ] %        [    ]        [    ] %
                            =========================================================================================

                                                        S-82

                                        POOL PROFILE BY YEAR OF MATURITY

                                                    TOTAL          TOTAL                      AVERAGE
                                                   SECURITY        LOAN         WEIGHTED       LOAN          % BY
                                     NO. OF       VALUATIONS      BALANCE        AVERAGE      BALANCE        LOAN
         MATURITY YEAR              ACCOUNTS         (A$)          (A$)          LTV (%)       (A$)        BALANCE
         -------------              --------      ----------      -------       --------      --------     --------

2004.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2005.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2006.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2007.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2008.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2009.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2010.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2011.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2012.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2013.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2014.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2015.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2016.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2017.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2018.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2019.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2020.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2021.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2022.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2023.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2024.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2025.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2026.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2027.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2028.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2029.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2030.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2031.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2032.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2033.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2034.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2035.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2036.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
2037.........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
                                  --------------------------------------------------------------------------------------
TOTAL........................        [   ]          [   ]          [   ]         [   ] %      [    ]       [    ] %
                                  ========================================================================================

                                                      S-83

                                     POOL PROFILE BY PROPERTY OWNERSHIP TYPE

                                                 TOTAL         TOTAL                        AVERAGE
                                                SECURITY        LOAN        WEIGHTED         LOAN            % BY
                                   NO. OF      VALUATIONS     BALANCE       AVERAGE         BALANCE          LOAN
LOAN PURPOSE                      ACCOUNTS        (A$)          (A$)        LTV (%)           (A$)          BALANCE
------------                      --------     ----------     -------       -------         --------       --------

Owner Occupied............         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
Investment................         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
                                -----------------------------------------------------------------------------------
TOTAL.....................         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
                                ===================================================================================

                                            POOL PROFILE BY AMORTIZATION

                                                 TOTAL         TOTAL                        AVERAGE
                                                SECURITY        LOAN        WEIGHTED         LOAN            % BY
                                   NO. OF      VALUATIONS     BALANCE       AVERAGE         BALANCE          LOAN
PAYMENT TYPE                      ACCOUNTS        (A$)          (A$)        LTV (%)           (A$)          BALANCE
------------                      --------     ----------     -------       -------         --------       --------

Principal and Interest....         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
Interest only.............         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
                                -----------------------------------------------------------------------------------
TOTAL.....................         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
                                ===================================================================================

                                           MORTGAGE INSURER DISTRIBUTION

                                                 TOTAL         TOTAL                        AVERAGE
                                                SECURITY        LOAN        WEIGHTED         LOAN            % BY
                                   NO. OF      VALUATIONS     BALANCE       AVERAGE         BALANCE          LOAN
MORTGAGE  INSURER                 ACCOUNTS        (A$)          (A$)        LTV (%)           (A$)          BALANCE
-----------------                 --------     ----------     -------       -------         --------       --------

[PMI].....................         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
[HLIC Insurance (LMI)]....         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
[GEMI (LMI)]..............         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
                                -----------------------------------------------------------------------------------
TOTAL.....................         [  ]          [   ]          [  ]         [   ]%          [   ]           [  ]%
                                ===================================================================================

                                                       S-84

                                             POOL PROFILE BY PRODUCT

                                                 TOTAL         TOTAL                        AVERAGE
                                                SECURITY        LOAN        WEIGHTED         LOAN            % BY
                                   NO. OF      VALUATIONS     BALANCE       AVERAGE         BALANCE          LOAN
LOAN TYPE                         ACCOUNTS        (A$)          (A$)        LTV (%)           (A$)          BALANCE
---------                         --------     ----------     -------       -------         --------       --------

STANDARD VARIABLE RATE LOAN
   [AND FIXED RATE LOANS]]
[1 yr fixed]..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
[2 yr fixed]..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
[3 yr fixed]..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
[4 yr fixed]..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
[5 yr fixed]..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
ECONOMISER                         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
                                -------------------------------------------------------------------------------------
RATE SAVER                         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
                                -------------------------------------------------------------------------------------
TOTAL.....................         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
                                ========================================================================================

                                    DISTRIBUTION BY CURRENT INTEREST RATES

                                                 TOTAL         TOTAL                        AVERAGE
                                                SECURITY        LOAN        WEIGHTED         LOAN            % BY
                                   NO. OF      VALUATIONS     BALANCE       AVERAGE         BALANCE          LOAN
CURRENT RATE (%)                  ACCOUNTS        (A$)          (A$)        LTV (%)           (A$)          BALANCE
----------------                  --------     ----------     -------       -------         --------       --------

5.00 to 5.50..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
5.51 to 6.00..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
6.00 to 6.50..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
6.51 to 7.00..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
7.00 to 7.50..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
7.51 to 8.00..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
8.00 to 8.50..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
8.51 to 9.00..............         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
                                -------------------------------------------------------------------------------------
Total.....................         [  ]          [   ]         [   ]         [   ]%          [   ]            [  ]%
                                ======================================================================================

                                      S-85

                                  [APPENDIX B]

[Terms and Conditions of the Offered notes]
[Insert terms and conditions of the Offered notes]

                                      S-86

The information in this prospectus supplement and the accompanying prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed an offer to buy these securities in any state where the offer or sale is not permitted.

                           [Alternate Cover Page - Form of PROSPECTUS SUPPLEMENT
                          DATED [   , 20    ] (TO PROSPECTUS DATED [   , 20   ])

               [ ] CLASS [ ] MORTGAGE BACKED [FLOATING RATE] NOTES

                           MEDALLION TRUST SERIES [ ]

                                      LOGO

        SECURITISATION ADVISORY SERVICES PTY LIMITED (ABN 88 064 133 946)
                                     Manager
               COMMONWEALTH BANK OF AUSTRALIA (ABN 48 123 123 124)
                          As a Seller and the Servicer
                   [HOMEPATH PTY LIMITED (ABN 35 081 986 530)]
                                  [As a Seller]
                    [NAME OF ANY OTHER SELLER(S)] [(ABN [ ])]
                                  [As a Seller]
             PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)
          in its capacity as trustee of the Medallion Trust Series [ ]
                                 Issuer Trustee
                                  ------------

         The Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] will be collateralized by a pool of housing loans secured by properties located in Australia. The Medallion Trust Series [ ] will be governed by the laws of New South Wales, Australia.

         The Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] are not deposits and neither the notes nor the underlying housing loans are insured or guaranteed by any governmental agency or instrumentality. The Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus] represent obligations of the issuer trustee in its capacity as trustee of the Medallion Trust Series [ ] only and do not represent obligations of or interests in, and are not guaranteed by,
Securitisation Advisory Services Pty Limited, Commonwealth Bank of Australia,
[Homepath Pty Limited,] [name of any other seller(s),] Perpetual Trustee Company
Limited or the underwriters.

         [If any of the Class [ ] notes [and the Class [insert the name of any other notes offered by this prospectus]] are to be listed on an exchange, insert appropriate description.]

         INVESTING IN THE CLASS [ ] NOTES [AND THE CLASS [INSERT THE NAME OF ANY
OTHER NOTES OFFERED BY THIS PROSPECTUS]] INVOLVES RISKS. SEE "RISK FACTORS" ON
PAGE [|].

                                                                                  UNDERWRITING
                          INITIAL PRINCIPAL     [INITIAL]                         DISCOUNTS AND        PROCEEDS
   CLASS [    ] NOTES          BALANCE        INTEREST RATE    PRICE TO PUBLIC     COMMISSION     TO ISSUER TRUSTEE
   ------------------          -------        -------------    ---------------     ----------     -----------------

Class [   ] Notes               $[ ]               $[ ]              $[ ]              $[                $[ ]

                                                                                        ]
[Include additional classes of notes offered by this prospectus, if any]

         This prospectus supplement and the related prospectus may be used by
[Commonwealth Bank of Australia], an affiliate of the [manager], in connection with offers and sales related to secondary market transactions in the notes.
[Commonwealth Bank of Australia] may act as principal or agent in these transactions. These sales will be made at prices related to the prevailing market prices at the time of sale or otherwise.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR

ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

                             [NAME OF UNDERWRITERS]

                     Subject to completion, dated_________,

                                 [Alternate Page--Form of Prospectus Supplement]

METHOD OF DISTRIBUTION

This prospectus supplement and the related prospectus may be used by
[Commonwealth Bank of Australia], an affiliate of the [manager], in connection with the offers and sales related to secondary market transactions in the notes.
[Commonwealth Bank of Australia] may act as principal or agent in these transactions. These sales will be made at prices related to prevailing market prices at the time of sale. [Commonwealth Bank of Australia] does not have any obligation to make a market in the notes, and it may discontinue its market-making activities at any time without notice, in its sole discretion.
[Commonwealth Bank of Australia] is among the underwriters participating in the initial distribution of the notes.

                                                    [Alternate Page--Prospectus]

METHOD OF DISTRIBUTION

This prospectus may be used by [Commonwealth Bank of Australia], an affiliate of the [manager], in connection with the offers and sales related to secondary market transactions in the notes. [Commonwealth Bank of Australia] may act as principal or agent in these transactions. These sales will be made at prices related to prevailing market prices at the time of sale. [Commonwealth Bank of
Australia] does not have any obligation to make a market in the notes, and it may discontinue its market-making activities at any time without notice, in its sole discretion. [Commonwealth Bank of Australia] is among the underwriters participating in the initial distribution of the notes.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the notes being registered under this registration statement, other than underwriting discounts and commissions.

SEC Registration Fee......................................    $   588,500
Printing and Engraving....................................    $   108,696
Legal Fees and Expenses...................................    $   695,652
Trustee Fees and Expenses.................................    $   875,109
Rating Agency Fees........................................    $   434,783
Accountants' Fees and Expenses............................    $   155,826
Miscellaneous Fees........................................    $   250,000
                                                              -----------
Total.....................................................    $ 3,108,566
                                                              ===========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Pursuant to Article 59 of the Articles of Association of the Registrant,
every director, agent, auditor, secretary and other officer for the time being of the Registrant shall be indemnified out of the assets of the Registrant against any liability incurred by him as such director, agent, auditor, secretary or other officer in defending any proceedings whether civil or criminal in which judgment is given in his favor or in which he is acquitted or in connection with any application under the Corporations Law in which relief is granted to him by the court in respect of any negligence, default, breach of duty or breach of trust. However, the right of indemnity against the Registrant may, in certain circumstances, be limited by the Corporations Law.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

 1.1  Form of Underwriting Agreement.
 3.1  Memorandum of Association of Registrant.
 3.2  Articles of Association of the Registrant.
 4.1  Master Trust Deed.
 4.2  Form of the Series Supplement.
 4.3  Form of the Security Trust Deed.
 4.4  Form of the Note Trust Deed.
 4.5  Form of the Agency Agreement.

 5.1  Opinion of Mayer, Brown, Rowe & Maw as to legality of the Notes.
 8.1  Opinion of Mayer, Brown, Rowe & Maw as to certain tax matters (included in
      Exhibit 5.1 hereof).
 8.2  Opinion of Clayton Utz as to certain tax matters.
10.1  Form of the Standby Redraw Facility Agreement.
10.2  Form of the Liquidity Facility Agreement.
10.3  Form of the Interest Rate Swap.
10.4  Form of the CBA Currency Swap.
10.5  Form of the Currency Swap with third party counterparty.
23.1  Consent of Mayer, Brown, Rowe & Maw (included in Exhibit 5.1 hereof).
23.2  Consent of Clayton Utz (included in Exhibit 8.2 hereof).
24.1  Power of Attorney (included on signature pages).*
25.1  Statement of Eligibility of Note Trustee.
99.1  Opinion of Clayton Utz as to Enforceability of U.S. Judgments under
      Australian Law.

*Previously filed.

ITEM 17.  UNDERTAKINGS.

        (a) Undertakings pursuant to Rule 415:

                The undersigned Registrant hereby undertakes:

        (1)     To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

                (i)     to include any prospectus required by Section 10(a)(3)
                        of the Securities Act of 1933, as amended (the
                        "Securities Act");

                (ii)    to reflect in the prospectus any facts or events arising
                        after the effective date of this Registration Statement
                        (or the most recent post-effective amendment hereof)
                        which, individually or in the aggregate, represent a
                        fundamental change in the information set forth in this
                        Registration Statement.

                                      II-2

                        Notwithstanding the foregoing, any increase or decrease
                        in volume of securities offered (if the total dollar
                        value of securities offered would not exceed that which
                        was registered) and any deviation from the low or high
                        end of the estimated maximum offering range may be
                        reflected in the form of prospectus filed with the
                        Commission pursuant to Rule 424(b) if, in the aggregate,
                        the changes in volume and price represent no more than
                        20% change in the maximum aggregate offering price set
                        forth in the "Calculation of Registration Fee" table in
                        the effective registration statement;

                (iii)   to include any material information with respect to the
                        plan of distribution not previously disclosed in this
                        Registration Statement or any material change to such
                        information in this Registration Statement.

provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the
Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange
Act 1934, as amended, that are incorporated by reference in this registration statement;

                (2)     That, for the purpose of determining any liability under
                        the Securities Act, each such post-effective amendment
                        shall be deemed to be a new registration statement
                        relating to the securities offered therein, and the
                        offering of such securities at that time shall be deemed
                        to be the initial bona fide offering thereof; and

                (3)     To remove form registration by means of a post-effective
                        amendment any of the securities being registered which
                        remain unsold at the termination of the offering.

        (b)     Undertaking in respect of indemnification:

        Insofar as indemnification for liabilities arising under the Securities
Act may be permitted to directors, officers and controlling persons of the
Registrant pursuant to the provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the
Securities Act and will be governed by the final adjudication of such issue.

                                      II-3

        (c) Undertaking in connection with incorporation by reference of certain filings under the Securities Exchange Act of 1934:

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the
Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the
Securities Exchange Act of 1934, as amended, that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (d) Undertakings pursuant to Rule 430A:

        The Registrant hereby undertakes:

                (1)     For purposes of determining any liability under the
                        Securities Act, the information omitted from the form of
                        prospectus filed as part of this Registration Statement
                        in reliance upon Rule 430A and contained in a form of
                        prospectus filed by the Registrant pursuant to Rule
                        424(b)(1) or (4) or 497(h) under the Securities Act
                        shall be deemed to be part of this registration
                        statement as of the time it was declared effective; and

                (2)     For the purposes of determining any liability under the
                        Securities Act, each post-effective amendment that
                        contains a form of prospectus shall be deemed to be a
                        new registration statement relating to the securities
                        offered therein, and the offering of such securities at
                        that time shall be deemed to be the initial bona fide
                        offering thereof.

        (e) Undertakings pursuant to qualification of Trust Indentures under
Trust Indenture Act of 1989 for delayed offerings:

        The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                      II-4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the
Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this
Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York,
New York, USA on the 17th day of December 2004.

                           SECURITISATION ADVISORY SERVICES PTY. LIMITED

                           By:    /s/ Diane Citron
                                  -------------------------------------------
                           Name:  Diane Citron
                           Title: Attorney-in-Fact
                                  Pursuant to power
                                  of attorney dated
                                  September 1, 2004

                                      II-5

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Exchange Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                         Title               Date
               ---------                         -----               ----

 *   /s/ Diane Citron            Principal Executive Officer   December 17,2004
   -------------------------
   Marten Touw
 *   /s/ Diane Citron            Principal Financial Officer   December 17,2004
   -------------------------
   Geoffrey Michael Steel
 *   /s/ Diane Citron            Principal Accounting Officer  December 17,2004
   -------------------------
   Geoffrey Michael Steel
 *   /s/ Diane Citron            Director                      December 17,2004
   -------------------------
   Marten Touw
 *   /s/ Diane Citron            Director                      December 17,2004
   -------------------------
   Craig Anthony Carland
 *   /s/ Diane Citron            Director                      December 17,2004
   -------------------------
   Geoffrey Michael Steel
 *   /s/ Diane Citron            Director                      December 17,2004
   -------------------------
   Ronald Wayne Hoy

*By: Diane Citron
Diane Citron
Attorney-in-Fact
Pursuant to power
of attorney dated
September 1, 2004

                                      II-6

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE

         Pursuant to the requirements of Section 6(a) of the Securities Act of
1933, the undersigned hereby certifies that it is the agent for service of process in the United States of the Registrant with respect to the Registration
Statement and signs this Pre-Effective Amendment No. 1 to the Registration
Statement solely in such capacity and for the limited purpose of said Section
6(a)

                                        /s/ Laurie Tuzo
                                    ----------------------------
                                    Name:      Laurie C. Tuzo
                                    Title:     Head of North America,
                                               Global Institutional Banking

                                    Address:   Commonwealth Bank of Australia,
                                               599 Lexington Avenue, 17th floor
                                               New York City, NY 10022

                                    Telephone: 212-848-9391

                                      II-7

                                 EXHIBITS INDEX

  EXHIBIT                                                                                                              SEQUENTIAL
    NO.               DESCRIPTION OF EXHIBIT                                                                           PAGE NUMBER
    ---               ----------------------                                                                           -----------

    1.1      Form of Underwriting Agreement.
    3.1      Memorandum of Association of Registrant.
    3.2      Articles of Association of the Registrant.
    4.1      Trust Deed.
    4.2      Form of the Series Supplement.
    4.3      Form of the Security Trust Deed.
    4.4      Form of the Note Trust Deed.
    4.5      Form of Agency Agreement.
    5.1      Opinion of Mayer, Brown, Rowe & Maw as to legality of the Notes.
    8.1      Opinion of Mayer, Brown, Rowe & Maw as to certain tax matters (included in Exhibit 5.1 hereof).
    8.2      Opinion of Clayton Utz as to certain tax matters.
   10.1      Form of the Standby Redraw Facility Agreement.
   10.2      Form of the Liquidity Facility Agreement.
   10.3      Form of the Interest Rate Swap.
   10.4      Form of the CBA Currency Swap.
   10.5      Form of the Currency Swap with third party counterparty.
   23.1      Consent of Mayer, Brown, Rowe & Maw (included in Exhibit 5.1 hereof).
   23.2      Consent of Clayton Utz (included in Exhibit 8.2 hereof).
   24.1      Power of Attorney (included on signature pages).*
   25.1      Statement of Eligibility of Note Trustee.
   99.1      Opinion of Clayton Utz as to Enforceability of U.S. Judgments under Australian Law.

-------------------------------
*        Previously filed.

                                      II-8